                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-03692

                    Morgan Stanley Variable Investment Series
               (Exact name of registrant as specified in charter)

           1221 Avenue of the Americas, New York, New York       10020
               (Address of principal executive offices)       (Zip code)

                                Ronald E. Robison
              1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: December 31, 2006

Date of reporting period: June 30, 2006

Item 1 - Report to Shareholders

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MORGAN STANLEY
VARIABLE INVESTMENT SERIES

SEMI-ANNUAL REPORT
JUNE 30, 2006

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Morgan Stanley Variable Investment Series

TABLE OF CONTENTS

Letter to the Shareholders                                                     1
Fund Performance                                                              20
Expense Example                                                               22
Investment Advisory Agreement Approval                                        28
Portfolio of Investments:
   Money Market                                                               33
   Limited Duration                                                           35
   Income Plus                                                                46
   High Yield                                                                 53
   Utilities                                                                  64
   Income Builder                                                             68
   Dividend Growth                                                            75
   Global Dividend Growth                                                     79
   European Equity                                                            85
   Equity                                                                     89
   S&P 500 Index                                                              92
   Global Advantage                                                          105
   Aggressive Equity                                                         109
   Strategist                                                                111
Financial Statements:
   Statements of Assets and Liabilities                                      124
   Statements of Operations                                                  127
   Statements of Changes in Net Assets                                       130
Notes to Financial Statements                                                142
Financial Highlights                                                         154

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Morgan Stanley Variable Investment Series

LETTER TO THE SHAREHOLDERS - JUNE 30, 2006

Dear Shareholder,

During the first half of 2006, rising interest rates, high commodity prices, mounting inflationary pressures and a slowing U.S. economy posed a formidable challenge to the global economy's advance. Investors' growing discomfort with these uncertainties culminated in a worldwide stock market correction in the final months of the period. On the whole, the domestic stock markets registered flat to modest gains, as did the bond markets. International stocks, however, fared much better.

Domestic Equity Overview

The U.S. stock market advanced in the first quarter of 2006, but gave back some of its gain in the second quarter. The six-month period ended June 30, 2006 began on a positive note, with strong gains in January driven by higher growth and higher risk segments of the market, such as small-cap and technology stocks. Minutes from the Federal Open Market Committee's (the "Fed's") December 13 meeting had bolstered hopes that the Fed might be nearing the end of its current rate tightening cycle. Investors also responded positively to encouraging labor market data, improved consumer confidence, and the continuation of robust merger-and-acquisition and corporate restructuring activity.

The market's strength was particularly impressive given that it faced a number of headwinds. Oil prices resumed their upward climb, as geopolitical developments emanating from Iran and Nigeria raised concern about potential supply disruptions, and fourth-quarter gross domestic product (GDP) growth came in well below expectations. Despite investors' eagerness for the contrary, the Fed raised the target federal funds rate for the fourteenth consecutive time and left the door open for further rate hikes.

In February, stocks traded flat. More positive economic data and well-received Congressional testimony from the new Federal Reserve Board Chairman Ben S. Bernanke buoyed sentiment. However, a number of companies reported disappointing quarterly earnings and offered lackluster outlooks. Consumer confidence also fell. Conditions improved in March and April, due to relatively tame inflation numbers and a growing belief that the economy would resume its robust pace in early 2006. Favorable economic data -- notably in employment, durable goods orders and consumer confidence -- seemed to support this more optimistic view. However, inflation concerns began to mount. Rising oil prices and a sharp increase in other commodity prices drove interest rates upward, as the yield on the 10-year Treasury rose above 5 percent for the first time since June 2002.

Amid growing uncertainty, stock markets soured in May. The Fed's sixteenth consecutive increase and its accompanying comments sent the markets tumbling. The April and May Consumer Price Index reports exacerbated inflation concerns, which were already heightened in light of the recent sharp rise in

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commodity prices. Investors also began to acknowledge the possibility of economic slowdown over the remainder of the year, particularly as consumer sentiment showed signs of deterioration. Declining investor sentiment continued into June, although stocks rallied significantly in the final days of the period. As was expected, the Fed raised rates again on June 29, but its language suggested that additional rate hikes might become unnecessary.

Fixed Income Overview

The first six months of 2006 provided few surprises in the bond market. As was widely expected, the Fed continued to raise the target federal funds rate by 25 basis points at each of its meetings during the first half of the year, bringing the rate to 5.25 percent at the end of June. In the Fed's view, the U.S. economy remained on solid footing, and core inflation was still relatively low, though most measures of core inflation were either at or above the high end of the range viewed as acceptable by the Fed.

Also as expected, longtime Fed Chairman Alan Greenspan retired in January after a term of more than 18 years. Ben S. Bernanke replaced Greenspan as Chairman, and in his first Congressional testimony in the role acknowledged some risks to the Fed's relatively contained inflation forecast, as well as the potential for upward pressure on inflation in the event of continued high energy prices and other building inflationary pressures. Comments made by Fed members after their May and June meetings indicated that they would rely heavily on economic data in making future decisions concerning the direction of interest rates. In fact, based on these comments it appears that the Fed will be driven by the weight of the economic data more so now than perhaps at anytime over the past few years.

Within the government sector, U.S. Treasuries underperformed over the six-month period because of their high sensitivity to fluctuating interest rates and their relatively low yields. Yield spreads (a measure of market risk) of agency debentures and mortgages remained tight relative to Treasuries. Early in the period, lower-coupon mortgages outperformed higher-coupon mortgages. As is typical during periods of rising interest rates, prepayment speeds on mortgages slowed, making the higher yield offered by these issues more attractive. This trend reversed course in the second half of the period, as higher coupon, longer dated mortgage-backed issues outperformed their lower-coupon counterparts.

Due mainly to concerns over inflation and increased risk in the corporate market, the credit sector had trouble keeping pace with other fixed income sectors, and posted its lowest six-month return since 1999. Within the investment-grade portion of the sector, lower-rated issues (BBB- and A-rated) outpaced higher-rated issues (AA-rated and above). Industrials posted the highest returns, followed by utilities and financials. Overall, longer-dated corporate issues underperformed shorter-dated issues.

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The high-yield market performed well during the reporting period, especially in the first quarter of the year, as continued economic strength, a strong equity market and increased investor appetite for risk combined support the market. Gains in high yield came despite declining Treasury prices, tight credit spreads, moderated new bond issuance and outflows from mutual funds. High-yield market returns slowed in the second quarter as rising market volatility, concerns about inflation and increased issuance dampened performance. The end result was modestly positive returns for the six-month period.

Within the high-yield asset class, the riskiest segment of the market -- securities rated CCC and below -- outperformed high-rated securities throughout the reporting period. Industry sector returns, however, varied considerably. The strongest performing sectors included transportation (due to strong gains by the auto component), manufacturing, telecommunication services, retail and cable. The worst performers included the energy, broadcasting, information technology, health care and utilities sectors. Forest products, the leading sector in the first quarter, turned in poor performance in the second quarter.

International Equity Overview

Despite early signs of slowing in the U.S. economy, the global economy continued to roar ahead in the six months ended June 30, 2006. Following a period of protracted sluggishness, Europe had something of a boom. Unemployment declined, industrial output grew and observers believed with increasing certainty that the European Central Bank would likely raise interest rates. In May, the European purchasing managers' indexes for both the services and manufacturing sectors advanced sharply, hitting six-year highs. Sentiment for the region brightened as this economic cycle appeared sustainable and was expected to fuel domestic demand amid improving consumer confidence. After a strong performance in 2005, conditions in Japan turned more turbulent in early 2006 as a scandal plagued one of Japan's best known Internet companies. Although Japanese stocks gained back some ground in March and April, the market declined precipitously at the end of the period in concert with the global market correction. Investors across all regions began to contend with the rising possibility that the combination of additional rate hikes in the U.S. and anticipated tightening in both Japan and Europe will likely slow global economic growth. Within this framework, international developed markets were volatile, as gains made in the first quarter were tempered by a sharp correction in the month of June.

Emerging markets followed a similar course, beginning 2006 with a double-digit gain in the first quarter and outperforming major developed markets. Favorable valuations relative to the developed world and stronger underlying economies enticed investors. Appetites for emerging markets equities reached record highs in April with year-to-date inflows surpassing levels greater than the whole of 2005. However, after

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reaching new highs, the emerging markets -- along with other global markets --
sold off in May as global risk aversion spiked due to concerns about slowing global growth and rising inflation and interest rates in the U.S. Tumbling from a new high on May 8, emerging markets were down an average of 15 percent during the global sell-off. Nevertheless, similar to past corrections, the asset class rebounded strongly off its low as the global markets stabilized. Emerging market economies have become more resilient to external shocks thanks to the adoption of better macroeconomic fundamentals, stronger fiscal performance and the de-leveraging of corporate balance sheets.

Aggressive Equity Portfolio

For the six-month period ended June 30, 2006, Aggressive Equity Portfolio Class X shares produced a total return of 2.40 percent versus - 0.32 percent for the Russell 3000(R) Growth Index(1). For the same period, the Portfolio's Class Y shares returned 2.35 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

During the period, the Portfolio outperformed the Russell 3000 Growth Index due to both stock selection and sector allocation decisions. Within the autos and transportation sector, an overweight allocation benefited the Portfolio, and a selection of securities, particularly in the transportation logistics area, had a very favorable impact on relative returns. Another source of positive returns came from the technology sector, where an overall sector underweight and stock selection in the semiconductor, computer technology and computer services industries boosted performance. The health care sector also yielded strong results relative to the Index, due to stock selection in health care services and biotechnology firms as well as a lack of exposure to health care management companies. Additionally, an underweight allocation in this sector proved advantageous to the Portfolio.

Conversely, areas of weakness for the Portfolio included the consumer discretionary sector, in which stock selection in the commercial services, leisure time and consumer electronics companies tempered relative performance. To a lesser extent, the sector's large overweight allocation also hindered returns. Meanwhile, stock selection and an underweight allocation in producer durables put downward pressure on the

----------
(1) THE RUSSELL 3000(R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 3000(R) INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

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Portfolio's returns. Likewise, an underweight allocation within the consumer staples sector deterred the Portfolio's advance.

At the close of this period, consumer discretionary was the largest weighted sector within the Portfolio, and also represented the greatest overweight relative to the Russell 3000 Growth Index.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE

Dividend Growth Portfolio

For the six-month period ended June 30, 2006, Dividend Growth Portfolio Class X shares produced a total return of - 0.34 percent versus 2.71 percent for the S&P 500(R) Index(2). For the same period, the Portfolio's Class Y shares returned -
0.47 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Broadly speaking, the high quality, dividend paying stocks in which the Portfolio seeks to invest were out of favor with investors during the period. Especially in the first quarter, investors demonstrated a preference for the riskier segments of the stock market at the expense of more established, less volatile companies. On a sector basis, relative to the S&P 500 Index, our stock selection in health care was a "perfect storm" of lagging performance across all industries, including health care providers and services, pharmaceuticals, health care equipment and biotechnology. We attribute this widespread weakness in part to company- or industry-specific negative events and in part to investors locking in profits on 2005's gains. Although an underweight in technology helped the Portfolio, stock selection within the sector was a detractor from relative performance. Our selections in communications equipment and computer hardware and peripherals significantly underperformed some of the index's better performing stocks in these groups. The Portfolio's industrials holdings also had a net negative effect on relative returns. While the Portfolio's sizeable allocation to industrial conglomerates did have positive performance during the period, other industrial companies experienced much larger gains. Within the sector, the more economically sensitive

----------
(2) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

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industries -- such as road and rail, machinery, electrical equipment and air freight and logistics -- outperformed, and the Portfolio had little to no exposure to these groups.

However, the Portfolio did achieve notable positive performance elsewhere. The largest contributor to the Portfolio's relative return was an overweight to the energy sector. Energy stocks continued to lead the broad market, as ongoing high commodity prices supported strong profits for many energy companies. An underweight in the technology sector -- one of the S&P 500 Index's two negative performing sectors during the period -- also benefited the Portfolio's return on a relative basis. A combination of sluggish demand from businesses and the expectation of consumers retrenching contributed to weakness across a number of technology industry groups, especially semiconductors and semiconductor capital equipment, software and services, and hardware and equipment. Stock selection in the materials sector -- although representing a very small portion of the Portfolio -- had a large positive impact on relative returns. Here, the Portfolio's exposure to the chemicals and metals and mining industries added materially to gains.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Equity Portfolio

For the six-month period ended June 30, 2006, Equity Portfolio Class X shares produced a total return of - 1.34 percent versus - 0.32 percent for the Russell 3000(R) Growth Index(3). For the same period, the Portfolio's Class Y shares returned - 1.48 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

The Portfolio's overall underperformance against the Russell 3000 Growth Index was primarily due to stock selection, although sector allocation decisions helped to mitigate lagging returns. Among the Portfolio's chief detractors was the consumer discretionary sector, where an overweight allocation and stock selection in the commercial services, leisure time and consumer electronic industries hindered performance. A combination of unfavorable stock selection in homebuilding firms, a lack of exposure to aerospace companies and an underweight allocation to the producer durables sector added downward pressure on the Portfolio's return.

----------
(3) THE RUSSELL 3000(R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 3000(R) INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

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Stock selection in medical and dental instruments and supplies companies generated weak returns within the health care sector, although the Portfolio did benefit slightly from an underweight allocation.

There were some sources of positive relative returns for the Portfolio, including the financial services sector, in which strong stock selection in the diversified financial services, information services and securities brokerage and services industries provided favorable performance. Another area of strength was stock selection within the autos and transportation sector, particularly in the transportation logistics area. Meanwhile, the Portfolio's energy sector yielded strong results due to an overweight allocation, even though stock selection did mildly impair the Portfolio's gains.

At the close of this period, consumer discretionary was the largest weighted sector within the Portfolio, and also represented the greatest overweight relative to the Russell 3000 Growth Index.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

European Equity Portfolio

For the six-month period ended June 30, 2006, European Equity Portfolio Class X shares produced a total return of 11.57 percent versus 13.58 percent for the MSCI Europe Index(4). For the same period, the Portfolio's Class Y shares returned 11.42 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Among the Portfolio's primary detractors during the six-month period was stock selection in the food and staples retailing, pharmaceuticals, and food, beverage and tobacco sectors. Negative company-specific events dampened the Portfolio's returns within these groups relative to the MSCI Europe Index. An underweight in the utilities sector -- based on the sector's lack of compelling valuations, by our measures -- also diminished results. Here, widespread merger and acquisition activity continued to draw investors' favor, particularly in the earlier part of the year. The Portfolio's longstanding overweight in telecommunication services also contributed to lagging performance. The group continued to be hampered by an aggressive regulatory environment, significant pricing competition and continued technology-related uncertainty.

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(4)  THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX MEASURES THE
     PERFORMANCE FOR A DIVERSE RANGE OF GLOBAL STOCK MARKETS WITHIN AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, GREECE, IRELAND, ITALY, THE NETHERLANDS, NORWAY, SPAIN, SWEDEN, SWITZERLAND, PORTUGAL, AND THE UNITED KINGDOM. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

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Nonetheless, the Portfolio did well in other areas. Stock selection in the technology sector, especially within hardware and equipment, boosted relative gains as the Portfolio was less exposed to one of the index's weaker performing stocks. Stock selection in media also had a positive influence due to company-specific events. Finally, in the capital goods sector, selection specifically within mining and oil-related stocks turned out to be advantageous.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Global Advantage Portfolio

For the six-month period ended June 30, 2006, Global Advantage Portfolio Class X shares produced a total return of 3.15 percent, underperforming the Morgan Stanley Capital International (MSCI) World Index(5) which produced a total return of 6.06 percent for the same period. For the same period, the Portfolio's Class Y shares returned 3.02 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

We attribute the Portfolio's performance lag relative to the MSCI World Index to two main factors. First, as value stocks outperformed growth stocks during the six-month period, the Portfolio's growth-orientation faced a headwind. Second, the global markets demonstrated a considerable dispersion in sector returns. (We note that the Portfolio's overall allocations were the result of individual security selections, rather than of "top-down" decisions about the relative merits of sectors and countries.) The best performing groups were energy and materials -- so called "cyclicals" because of their strong correlations to economic cycles. The Portfolio, however, held less exposure to these sectors and therefore did not participate fully in their advance. At the same time, the Portfolio's overweight in the technology sector further dampened gains, as the sector had a negative return in the broad market.

However, the Portfolio did well relative to the index across a number of areas. Although sector allocation detracted from relative results, stock selection benefited the Portfolio, especially in the retail and technology groups. On a country basis, an underweight in the U.S. and Japan added to relative returns as these markets underperformed the global average. A considerable weight in the emerging markets bolstered relative performance as well. The region posted respectable gains during the period.

----------
(5) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING THE U.S., CANADA, EUROPE, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Global Dividend Growth Portfolio

For the six-month period ended June 30, 2006, Global Dividend Growth Portfolio Class X shares produced a total return of 5.10 percent versus 6.06 percent for the MSCI World Index(6). For the same period, the Portfolio's Class Y shares returned 4.94 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Relative to the MSCI World Index, stock selection in the financials sector was the largest detractor from performance over the six-month period. Within this sector, the Portfolio's holdings in the insurance group had particularly disappointing returns. In addition, the Portfolio's zero exposure to the real estate group, which produced strong returns for the benchmark, hampered relative gains.

Relative performance was also negatively affected by the Portfolio's stocks within the telecommunication services sector, in which the Portfolio held a significant overweight position. During the period, the sector was generally out of favor with investors due to ongoing concerns about regulation, competition and capital expenditure, in particular. However, we continue to believe that the market has overreacted to these issues, and therefore maintained the Portfolio's overweight in this sector.

Stock selection in consumer staples was another detractor from relative performance as some of the Portfolio's larger positions produced lackluster returns. Nonetheless, we continue to find consumer staples stocks attractive for their ability to consistently generate substantial levels of free cash flow.

Conversely, the Portfolio's stock selection and a long-held underweight position in the information technology sector were positive contributors to performance. Based on what we considered to be unattractive valuations, the Portfolio was not exposed to some of the larger names in the index that declined sharply. Stock selection within the health care sector contributed positively to performance, and the Portfolio benefited from an underweight position in the consumer discretionary sector.

----------
(6) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING THE U.S., CANADA, EUROPE, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

High Yield Portfolio

For the six-month period ended June 30, 2006, High Yield Portfolio Class X shares produced a total return of 2.70 percent versus 3.49 percent for the CSFB High Yield Index(7). For the same period, the Portfolio's Class Y shares returned 2.57 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Early in the reporting period, we reduced risk in the Portfolio by increasing its overall credit quality. This defensive positioning versus the benchmark was the main reason for the Portfolio's relative underperformance, as it kept the Portfolio from participating fully in the general outperformance of lower-quality securities.

Security selection in the Portfolio provided more mixed results. Selected issues in the forest products and food/tobacco sectors detracted from returns. On a more positive note, security selection in transportation and utilities contributed to overall returns during the period.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Income Builder Portfolio

For the six-month period ended June 30, 2006, Income Builder Portfolio Class X shares produced a total return of 2.72 percent versus 6.56 percent for the Russell 1000(R) Value Index(8) and - 1.15 percent for the Lehman Brothers U.S. Government/Credit Index(9). For the same period, the Portfolio's Class Y shares returned 2.68 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

----------
(7) THE CREDIT SUISSE FIRST BOSTON (CSFB) HIGH YIELD INDEX IS DESIGNED TO MIRROR THE INVESTIBLE UNIVERSE OF THE US DOLLAR-DENOMINATED HIGH YIELD DEBT MARKET. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(8) THE RUSSELL 1000(R) VALUE INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000(R) INDEX WITH LOWER PRICE -TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(9) THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Within the stock portion of the Portfolio, telecommunication services stocks detracted most from returns relative to the Russell 1000 Value Index. After several years of declining performance, the telecommunication services sector began to show signs of progress during the period. However, our selections did not perform as well as those stocks that led the sector's turnaround. The Portfolio's health care representation was another significant laggard on a relative basis. Negative company specific news at selected health care equipment and services companies proved detrimental to the Portfolio's exposure there. Additionally, large-cap pharmaceuticals -- which comprise a major portion of the Portfolio's health care position -- generated lackluster performance. Stock selection in the industrials sector also hampered relative gains, as the Portfolio's holdings in capital goods and aerospace and defense did not keep pace with other stronger performing stocks in the sector. Also within the industrials sector, the Portfolio's lack of exposure to the transportation industry had a negative impact on relative performance.

Although the Portfolio underperformed the Russell 1000 Value Index during the six-month period, it did achieve positive returns on an absolute basis across all stock market sectors except technology. On a relative basis, the Portfolio benefited from an underweight in the utilities sector. The sector has not performed as well as it did in 2005, and investors rotated away from utility stocks in pursuit of higher yields in fixed income investments. (The rising interest rate environment makes utility stock yields less attractive relative to certain fixed income investments.) Elsewhere, the Portfolio was well positioned within the consumer discretionary sector. Select holdings in the retail and media industries combined with minimal exposure to the weak performing auto and apparel industries added to relative gains during the period.

The Portfolio's fixed income investments focused on higher-quality securities. While this defensive posture provided some performance support over the period, much of that support was offset by the underperformance of higher-rated bonds relative to lower-rated segments of the market. The Portfolio benefited from strong security selection among corporate issues.

The Portfolio's investments in convertible securities made gains in the energy, information technology, and industrials sectors. Within the consumer discretionary sector, media holdings were standouts as both stock selection and a resulting overweight in media contributed positively. However, security selection in the financials sector had a negative impact.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Income Plus Portfolio

For the six-month period ended June 30, 2006, Income Plus Portfolio Class X shares produced a total return of - 0.78 percent versus - 0.72 percent for the Lehman Brothers U.S. Aggregate Index(10). For the same period, the Portfolio's Class Y shares returned - 1.00 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Within the corporate sector, we employed a defensive strategy with a focus on higher-quality securities. While this defensive posture provided some performance support over the period, much of that support was offset by the underperformance of higher-rated bonds relative to lower-rated segments of the market. The Portfolio benefited from strong security selection among corporate issues.

During the period, we kept the Portfolio's overall duration* well below that of the Lehman Brothers U.S. Aggregate Index. This posture was beneficial as interest rates rose across the market, especially in the short- and intermediate-portions of the yield curve.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

* A MEASURE OF THE SENSITIVITY OF A BOND'S PRICE TO CHANGES IN INTEREST RATES, EXPRESSED IN YEARS. EACH YEAR OF DURATION REPRESENTS AN EXPECTED 1 PERCENT CHANGE IN THE PRICE OF A BOND FOR EVERY 1 PERCENT CHANGE IN INTEREST RATES. THE LONGER A BOND'S DURATION, THE GREATER THE EFFECT OF INTEREST-RATE MOVEMENTS ON ITS PRICE. TYPICALLY, FUNDS WITH SHORTER DURATIONS PERFORM BETTER IN RISING INTEREST-RATE ENVIRONMENTS, WHILE FUNDS WITH LONGER DURATIONS PERFORM BETTER WHEN RATES DECLINE.

--------------------------
(10) THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BASED SECURITIES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

Limited Duration Portfolio

For the six-month period ended June 30, 2006, Limited Duration Portfolio Class X shares produced a total return of 1.36 percent versus 0.65 percent for the Lehman Brothers U.S. Credit Index (1-5 Year)(11). For the same period, the Portfolio's Class Y shares returned 1.34 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

During the period, we kept the Portfolio's overall duration* well below that of the Lehman Brothers U.S. Credit Index (1-5 Year). This posture was beneficial as interest rates rose across the market, especially in the short- and intermediate-portions of the yield curve.

Our focus on higher-coupon mortgage backed securities with slow prepayments boosted the Portfolio's yield, and benefited performance. Gains from these securities were offset, however, by a large underweight in lower- and current-coupon issues, which detracted from the Portfolio's relative performance.

Within the corporate sector, we employed a defensive strategy with a focus on higher-quality securities. While this defensive posture provided some performance support over the period, much of that support was offset by the underperformance of higher-rated bonds relative to lower-rated segments of the market. The Portfolio benefited from strong security selection among corporate issues.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

* A MEASURE OF THE SENSITIVITY OF A BOND'S PRICE TO CHANGES IN INTEREST RATES, EXPRESSED IN YEARS. EACH YEAR OF DURATION REPRESENTS AN EXPECTED 1 PERCENT CHANGE IN THE PRICE OF A BOND FOR EVERY 1 PERCENT CHANGE IN INTEREST RATES. THE LONGER A BOND'S DURATION, THE GREATER THE EFFECT OF INTEREST-RATE MOVEMENTS ON ITS PRICE. TYPICALLY, FUNDS WITH SHORTER DURATIONS PERFORM BETTER IN RISING INTEREST-RATE ENVIRONMENTS, WHILE FUNDS WITH LONGER DURATIONS PERFORM BETTER WHEN RATES DECLINE.

----------
(11) THE LEHMAN BROTHERS U.S. CREDIT INDEX (1-5 YEAR) INCLUDES U.S. CORPORATE AND SPECIFIED FOREIGN DEBENTURES AND SECURED NOTES WITH MATURITIES OF ONE TO FIVE YEARS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

Money Market Portfolio

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF AN INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN SUCH FUNDS.

As of June 30, 2006, Money Market Portfolio had net assets of approximately $252 million with an average portfolio maturity of 25 days. For the seven-day period ended June 30, 2006, the Portfolio's Class X shares provided an effective annualized yield of 4.75 percent and a current yield of 4.64 percent, while its 30-day moving average yield for June was 4.62 percent. For the six-month period ended June 30, 2006, the Portfolio's Class X shares returned 2.13 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

For the seven-day period ended June 30, 2006, the Portfolio's Class Y shares provided an effective annualized yield of 4.48 percent and a current yield of
4.39 percent, while its 30-day moving average yield for June was 4.37 percent. For the six-month period ended June 30, 2006, the Portfolio's Class Y shares returned 2.00 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Our strategy in managing the Portfolio remained consistent with its long-term focus on maintaining preservation of capital and liquidity. We adhered to a conservative approach in managing the Portfolio that emphasized purchasing high-quality money market obligations and avoiding the use of derivatives or structured notes that might fluctuate excessively with changing interest rates.

We also took advantage of the rising yields available on money market securities. As short-term interest rates climbed, we reinvested the proceeds of maturing short-term holdings into higher-yielding securities.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

S&P 500 Index Portfolio

For the six-month period ended June 30, 2006, S&P 500 Index Portfolio Class X shares produced a total return of 2.60 percent versus 2.71 percent for the S&P 500(R) Index(12). For the same period, the Portfolio's Class Y shares returned
2.46 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

For the period overall, the sectors with the best absolute performance were telecommunication services, energy, industrials and materials. However, given that the S&P 500 Index is market-capitalization weighted (and that the Portfolio seeks to mirror the composition of the Index), the overall contribution of each sector was also influenced by its proportional size within the Index as a whole. As such, the largest contributors to the Portfolio's return were energy, industrials and financials. Energy stocks continued to lead the market, supported by high oil prices. Growth in the global economy provided a favorable backdrop for the economically sensitive industrials sector. Gains in the financials sector were driven by those companies that were exposed to the robust pace of merger and acquisition activity and ongoing strength in capital markets.

Conversely, only two sectors had negative returns for the six-month period. In the health care sector, health care equipment and services and biotechnology stocks were notable laggards. The technology sector lost ground primarily in the semiconductors industry. Concerns about languishing sales and price wars led the group lower. Software and services and hardware and equipment stocks also declined amid weak demand for software and personal computers from both consumers and corporations.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

----------
(12) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

Strategist Portfolio

For the six-month period ended June 30, 2006, Strategist Portfolio Class X shares produced a total return of 5.49 percent versus 2.71 percent for the S&P 500(R) Index(13) and - 1.15 percent for the Lehman Brothers U.S. Government/Credit Index(14). For the same period, the Portfolio's Class Y shares returned 5.36 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Strategist Portfolio's flexible investment strategy allows investment across stocks, bonds, cash and other investment classes. To determine the specific allocation among asset classes throughout the period, we rigorously evaluated a comprehensive array of quantitative and qualitative factors. The quantitative analysis comprised an extensive "top-down" asset class review of many macroeconomic variables, with primary focus on three core factors: monetary policy and its impact on liquidity, inflation trend changes and corporate profitability trends. A second, more qualitative process then broadened the analysis to determine which individual sectors and industries would offer the best opportunities, in our view, given the macroeconomic climate. Individual holdings were then selected to provide desired exposure to asset classes and sectors.

As the result of our investment discipline, Strategist Portfolio shifted throughout the first six months of 2006 to take into account the deteriorating outlook for inflation and the vigilance of the Federal Reserve. In our view, a more defensive and risk-averse strategy seemed appropriate in light of these developments. We initially reduced the Portfolio's fixed income exposure in March from 25 percent of total net assets to 20 percent, and subsequently lowered the equity exposure in May from 65 percent to 60 percent. The Portfolio's cash allocation was raised from 10 percent to 20 percent during the reporting period.

We also made a number of changes in the Portfolio's sector and industry exposures throughout the six-month period, reflecting many of the concerns cited previously. We viewed a number of cyclical industries, which had rewarded the Portfolio well in 2005, as increasingly vulnerable. Generally, we reduced the Portfolio's exposure to the most economically sensitive sectors and reinvested proceeds in more stable industries. As such, during the reporting period, we reduced the Portfolio's largest sector weight,

----------
(13) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(14) THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

information technology, from a significant overweight versus the benchmark S&P 500 Index to a modest overweight. We also eliminated an overweight position in industrials, moving to an underweight position versus the benchmark. Proceeds were reallocated to consumer staples, where the Portfolio's modest overweight position doubled to a more substantial position. Exposure to telecommunications services -- specifically the traditionally defensive telephone utility companies -- was also increased from a modest underweight position to an equal weight with the S&P 500 Index.

We kept the fixed income component of the Portfolio generally defensive throughout the period under review. As fixed income sectors sold off, short-term debt was reallocated to mortgage securities and corporate and government bonds. At the end of June, the fixed income portion of the portfolio averaged an effective duration* of 4.54 years, slightly below the benchmark duration as measured by the Lehman Brothers Government/Credit Index. The Portfolio held approximately a quarter of its fixed income assets in government-issued bonds, about a third of its assets in corporates, and the balance in mortgages and short-term paper at the close of the period.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

* A MEASURE OF THE SENSITIVITY OF A BOND'S PRICE TO CHANGES IN INTEREST RATES, EXPRESSED IN YEARS. EACH YEAR OF DURATION REPRESENTS AN EXPECTED 1 PERCENT CHANGE IN THE PRICE OF A BOND FOR EVERY 1 PERCENT CHANGE IN INTEREST RATES. THE LONGER A BOND'S DURATION, THE GREATER THE EFFECT OF INTEREST-RATE MOVEMENTS ON ITS PRICE. TYPICALLY, FUNDS WITH SHORTER DURATIONS PERFORM BETTER IN RISING-INTEREST-RATE ENVIRONMENTS, WHILE FUNDS WITH LONGER DURATIONS PERFORM BETTER WHEN RATES DECLINE.

Utilities Portfolio

For the six-month period ended June 30, 2006, Utilities Portfolio Class X shares produced a total return of 4.61 percent versus 2.71 percent for the S&P 500(R) Index(15). For the same period, the Portfolio's Class Y shares returned 4.48 percent. Past performance is no guarantee of future results.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

A combined weighting of 41 percent among the telecommunications services and natural gas/energy sectors contributed to the Portfolio's superior returns relative to the S&P 500 Index. In addition, stock selection within certain wireless and coal companies further enhanced overall performance.

At the close of this period, the Portfolio was well diversified across the utilities sector. Electric utilities represented 59 percent of the equity allocation, while natural gas/energy represented 23 percent and telecommunications services represented 18 percent. The average cash position over the six-month period was in the range of 1.0 to 2.0 percent. We note that the Portfolio's holdings and allocations may be modified at any time, in response to our analysis of broader trends or company specific fundamentals.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

----------
(15) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolios' Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Morgan Stanley Variable Investment Series

FUND PERFORMANCE - JUNE 30, 2006

          AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED JUNE 30, 2006(1)

                                                         SINCE      DATE OF
CLASS X                  1 YEAR   5 YEARS   10 YEARS   INCEPTION   INCEPTION
-------                  ------   -------   --------   ---------   ---------
Aggressive Equity        23.47%    4.71%       N/A        5.06%     5/4/1999
Dividend Growth           6.72     2.29       6.53%       8.84      3/1/1990
Equity                   16.38     2.43       9.00       12.02      3/9/1984
European Equity          24.51     5.93       8.72       11.50      3/1/1991
Global Advantage         13.16     3.13        N/A        0.18     5/18/1998
Global Dividend Growth   13.02     7.64       7.85        8.76     2/23/1994
High Yield                4.55     1.75      (3.95)       3.58      3/9/1984
Income Builder            8.19     5.82        N/A        6.95     1/21/1997
Income Plus              (0.69)    5.44       6.24        7.36      3/1/1987
Limited Duration          2.30     3.01        N/A        3.49      5/4/1999
Money Market              3.83     1.84       3.54        4.99      3/9/1984
S & P 500 Index           8.37     2.09        N/A        2.91     5/18/1998
Strategist               12.57     6.68       9.18        9.36      3/1/1987
Utilities                 8.14     1.73       6.38        8.36      3/1/1990

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS X SHARES WILL VARY FROM THE PERFORMANCE OF CLASS Y SHARES DUE TO DIFFERENCES IN EXPENSES.

----------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

          AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED JUNE 30, 2006(1)

                                                         SINCE      DATE OF
CLASS Y                  1 YEAR   5 YEARS   10 YEARS   INCEPTION   INCEPTION
-------                  ------   -------   --------   ---------   ---------
Aggressive Equity        23.17%    4.44%       N/A      (0.77)%     6/5/2000
Dividend Growth           6.46     2.05        N/A       3.12       6/5/2000
Equity                   16.10     2.18        N/A      (2.31)      6/5/2000
European Equity          24.22     5.67        N/A       0.69       6/5/2000
Global Advantage         12.93     2.87        N/A      (3.12)      6/5/2000
Global Dividend Growth   12.76     7.38        N/A       5.38       6/5/2000
High Yield                4.29     1.49        N/A      (7.45)      6/5/2000
Income Builder            8.02     5.56        N/A       5.56       6/5/2000
Income Plus              (1.04)    5.17        N/A       6.25       6/5/2000
Limited Duration          2.05     2.78        N/A       3.31       6/5/2000
Money Market              3.57     1.59        N/A       2.25       6/5/2000
S & P 500 Index           8.16     1.83        N/A      (1.38)      6/5/2000
Strategist               12.30     6.41        N/A       4.03       6/5/2000
Utilities                 7.88     1.46        N/A      (0.36)      6/5/2000

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES DUE TO DIFFERENCES IN EXPENSES.

----------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

Morgan Stanley Variable Investment Series

EXPENSE EXAMPLE - JUNE 30, 2006

As a shareholder of the Portfolios, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Portfolios expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/06 - 06/30/06.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

MONEY MARKET

                                   BEGINNING         ENDING         EXPENSES PAID
                                 ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD *
                                 -------------   -------------   -------------------
                                    01/01/06       06/30/06      01/01/06 - 06/30/06
                                 -------------   -------------   -------------------
CLASS X
Actual (2.13% return)              $1,000.00       $1,021.30            $2.77
Hypothetical (5% annual return
   before expenses)                $1,000.00       $1,022.19            $2.77
CLASS Y
Actual (2.00% return)              $1,000.00       $1,020.00            $4.03
Hypothetical (5% annual return
   before expenses)                $1,000.00       $1,020.94            $4.03

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 0.55% AND 0.80% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182**/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

**   ADJUSTED TO REFLECT NON-BUSINESS DAY ACCRUALS.

LIMITED DURATION

                                   BEGINNING        ENDING          EXPENSES PAID
                                 ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD *
                                 -------------   -------------   -------------------
                                    01/01/06        06/30/06     01/01/06 - 06/30/06
                                 -------------   -------------   -------------------
CLASS X
Actual (1.36% return)              $1,000.00       $1,013.60            $2.25
Hypothetical (5% annual return
   before expenses)                $1,000.00       $1,022.56            $2.26
CLASS Y
Actual (1.34% return)              $1,000.00       $1,013.40            $3.49
Hypothetical (5% annual return
   before expenses)                $1,000.00       $1,021.32            $3.51

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 0.45% AND 0.70% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

INCOME PLUS

                                   BEGINNING        ENDING          EXPENSES PAID
                                 ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD *
                                 -------------   -------------   -------------------
                                    01/01/06        06/30/06     01/01/06 - 06/30/06
                                 -------------   -------------   -------------------
CLASS X
Actual (-0.78% return)             $1,000.00       $  992.20            $2.72
Hypothetical (5% annual return
   before expenses)                $1,000.00       $1,022.07            $2.76
CLASS Y
Actual (-1.00% return)             $1,000.00       $  990.00            $3.95
Hypothetical (5% annual return
   before expenses)                $1,000.00       $1,020.83            $4.01

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 0.55%, AND 0.80% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

HIGH YIELD

                                   BEGINNING        ENDING          EXPENSES PAID
                                 ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD *
                                 -------------   -------------   -------------------
                                    01/01/06        06/30/06     01/01/06 - 06/30/06
                                 -------------   -------------   -------------------
CLASS X
Actual (2.70% return)              $1,000.00       $1,027.00            $4.57
Hypothetical (5% annual return
   before expenses)                $1,000.00       $1,020.28            $4.56
CLASS Y
Actual (2.57% return)              $1,000.00       $1,025.70            $5.83
Hypothetical (5% annual return
   before expenses)                $1,000.00       $1,019.04            $5.81

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 0.91% AND 1.16% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

UTILITIES

                                   BEGINNING        ENDING          EXPENSES PAID
                                 ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD *
                                 -------------   -------------   -------------------
                                    01/01/06        06/30/06     01/01/06 - 06/30/06
                                 -------------   -------------   -------------------
CLASS X
Actual (4.61% return)              $1,000.00        $1,046.10           $3.60
Hypothetical (5% annual return
   before expenses)                $1,000.00        $1,021.27           $3.56
CLASS Y
Actual (4.48% return)              $1,000.00        $1,044.80           $4.87
Hypothetical (5% annual return
   before expenses)                $1,000.00        $1,020.03           $4.81

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 0.71% AND 0.96% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

INCOME BUILDER

                                   BEGINNING        ENDING          EXPENSES PAID
                                 ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD *
                                 -------------   -------------   -------------------
                                    01/01/06        06/30/06     01/01/06 - 06/30/06
                                 -------------   -------------   -------------------
CLASS X
Actual (2.72% return)              $1,000.00        $1,027.20           $4.22
Hypothetical (5% annual return
   before expenses)                $1,000.00        $1,020.63           $4.21
CLASS Y
Actual (2.68% return)              $1,000.00        $1,026.80           $5.48
Hypothetical (5% annual return
   before expenses)                $1,000.00        $1,019.39           $5.46

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 0.84% AND 1.09% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

DIVIDEND GROWTH

                                                  BEGINNING     ENDING    EXPENSES PAID
                                                   ACCOUNT     ACCOUNT       DURING
                                                    VALUE       VALUE        PERIOD *
                                                  ---------   ---------   -------------
                                                                            01/01/06 -
                                                   01/01/06    06/30/06      06/30/06
                                                  ---------   ---------   -------------
CLASS X
Actual (-0.34% return)                            $1,000.00   $  996.60       $2.87
Hypothetical (5% annual return before expenses)   $1,000.00   $1,021.92       $2.91
CLASS Y
Actual (-0.47% return)                            $1,000.00   $  995.30       $4.11
Hypothetical (5% annual return before expenses)   $1,000.00   $1,020.68       $4.16

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 0.58% AND 0.83% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

GLOBAL DIVIDEND GROWTH

                                                  BEGINNING     ENDING    EXPENSES PAID
                                                   ACCOUNT     ACCOUNT       DURING
                                                    VALUE       VALUE        PERIOD *
                                                  ---------   ---------   -------------
                                                                            01/01/06 -
                                                   01/01/06    06/30/06      06/30/06
                                                  ---------   ---------   -------------
CLASS X
Actual (5.10% return)                             $1,000.00   $1,051.00       $4.22
Hypothetical (5% annual return before expenses)   $1,000.00   $1,020.68       $4.16
CLASS Y
Actual (4.94% return)                             $1,000.00   $1,049.40       $5.49
Hypothetical (5% annual return before expenses)   $1,000.00   $1,019.44       $5.41

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 0.83%, AND 1.08% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

EUROPEAN EQUITY

                                                  BEGINNING     ENDING    EXPENSES PAID
                                                   ACCOUNT     ACCOUNT        DURING
                                                    VALUE       VALUE        PERIOD *
                                                  ---------   ---------   -------------
                                                                            01/01/06 -
                                                   01/01/06   06/30/06       06/30/06
                                                  ---------   ---------   -------------
CLASS X
Actual (11.57% return)                            $1,000.00   $1,115.70       $5.25
Hypothetical (5% annual return before expenses)   $1,000.00   $1,019.84       $5.01
CLASS Y
Actual (11.42% return)                            $1,000.00   $1,114.20       $6.55
Hypothetical (5% annual return before expenses)   $1,000.00   $1,018.60       $6.26

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 1.00% AND 1.25% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD). IF THE FUND HAD BORNE ALL OF ITS EXPENSES, THE ANNUALIZED EXPENSE RATIOS WOULD HAVE BEEN 1.08% AND 1.33% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY.

EQUITY

                                                  BEGINNING     ENDING    EXPENSES PAID
                                                   ACCOUNT     ACCOUNT        DURING
                                                    VALUE       VALUE        PERIOD *
                                                  ---------   ---------   -------------
                                                                            01/01/06 -
                                                   01/01/06    06/30/06      06/30/06
                                                  ---------   ---------   -------------
CLASS X
Actual (-1.34% return)                            $1,000.00   $  986.60       $2.61
Hypothetical (5% annual return before expenses)   $1,000.00   $1,022.17       $2.66
CLASS Y
Actual (-1.48% return)                            $1,000.00   $  985.20       $3.84
Hypothetical (5% annual return before expenses)   $1,000.00   $1,020.93       $3.91

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 0.53%, AND 0.78% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

S&P 500 INDEX

                                                  BEGINNING     ENDING    EXPENSES PAID
                                                   ACCOUNT     ACCOUNT        DURING
                                                    VALUE       VALUE        PERIOD *
                                                  ---------   ---------   -------------
                                                                            01/01/06 -
                                                   01/01/06    06/30/06      06/30/06
                                                  ---------   ---------   -------------
CLASS X
Actual (2.60% return)                             $1,000.00   $1,026.00       $1.36
Hypothetical (5% annual return before expenses)   $1,000.00   $1,023.46       $1.35
CLASS Y
Actual (2.46% return)                             $1,000.00   $1,024.60       $2.61
Hypothetical (5% annual return before expenses)   $1,000.00   $1,022.22       $2.61

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 0.27% AND 0.52% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

GLOBAL ADVANTAGE

                                                  BEGINNING     ENDING    EXPENSES PAID
                                                   ACCOUNT     ACCOUNT        DURING
                                                    VALUE       VALUE        PERIOD *
                                                  ---------   ---------   -------------
                                                                            01/01/06 -
                                                   01/01/06    06/30/06      06/30/06
                                                  ---------   ---------   -------------
CLASS X
Actual (3.15% return)                             $1,000.00   $1,031.50       $4.89
Hypothetical (5% annual return before expenses)   $1,000.00   $1,019.98       $4.86
CLASS Y
Actual (3.02% return)                             $1,000.00   $1,030.20       $6.14
Hypothetical (5% annual return before expenses)   $1,000.00   $1,018.74       $6.11

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 0.97% AND 1.22% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

AGGRESSIVE EQUITY

                                                    BEGINNING         ENDING       EXPENSES PAID
                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD *
                                                  -------------   -------------   ---------------
                                                                                     01/01/06 -
                                                     01/01/06        06/30/06         06/30/06
                                                  -------------   -------------   ---------------
CLASS X
Actual (2.40% return)                               $1,000.00       $1,024.00          $4.37
Hypothetical (5% annual return before expenses)     $1,000.00       $1,020.48          $4.36
CLASS Y
Actual (2.35% return)                               $1,000.00       $1,023.50          $5.62
Hypothetical (5% annual return before expenses)     $1,000.00       $1,019.24          $5.61

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 0.87% AND 1.12% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

STRATEGIST

                                                    BEGINNING         ENDING       EXPENSES PAID
                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD *
                                                  -------------   -------------   ---------------
                                                                                     01/01/06 -
                                                     01/01/06        06/30/06         06/30/06
                                                  -------------   -------------   ---------------
CLASS X
Actual (5.49% return)                               $1,000.00       $1,054.90          $2.80
Hypothetical (5% annual return before expenses)     $1,000.00       $1,022.07          $2.76
CLASS Y
Actual (5.36% return)                               $1,000.00       $1,053.60          $4.07
Hypothetical (5% annual return before expenses)     $1,000.00       $1,020.83          $4.01

* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 0.55% AND 0.80% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

Morgan Stanley Variable Investment Series

INVESTMENT ADVISORY AGREEMENT APPROVAL - JUNE 30, 2006

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board reviewed similar information and factors regarding each Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolios' Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser, the Sub-Advisers and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of each Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Portfolios, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed each Portfolio's performance for the one-, three- and five-year periods ended November 30, 2005, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group") for each Portfolio. The Board discussed with the Adviser the performance goals and the actual results achieved in managing each Portfolio. When a fund underperforms its performance peer group, the Board discusses with the Adviser the causes of the underperformance and, where necessary, specific changes to the fund's investment strategy or investment personnel.

With respect to the Strategist, Income Builder, Utilities, S&P 500 Index, Aggressive Equity, Equity and Income Plus Portfolios, the Board concluded that each Portfolio's performance was competitive with that of its performance peer group.

With respect to the Dividend Growth and Money Market Portfolios, the Board considered that adherence to the Portfolios' investment strategies may result in periods of underperformance, but that, over time, adherence to the Portfolios' investment strategies is appropriate. The Board concluded that the performance of the Portfolios was acceptable.

With respect to the European Equity, Global Advantage, Global Dividend Growth, High Yield and Limited Duration Portfolios, the Board concluded that each Portfolio can reasonably be expected to be competitive with that of its performance peer group based on recent action taken or proposed to be taken by the Adviser with respect to each Portfolio's investment strategy and/or investment personnel.

FEES RELATIVE TO OTHER PROPRIETARY FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fee (together, the "management fee") rate paid by each Portfolio under the Management Agreement.

With respect to the Dividend Growth, Strategist, Income Builder, European Equity, Global Advantage, S&P 500 Index, Aggressive Equity and Money Market Portfolios, the Board noted that the management fee rates were comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Portfolios.

With respect to the Global Dividend Growth, Utilities, High Yield, Income Plus and Limited Duration Portfolios, the Board noted that the management fee rates were comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Portfolios taking into account the scope of the services provided.

With respect to the Equity Portfolio, the Board noted that the Adviser did not manage any other funds with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and total expense ratio of each Portfolio as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolios, as shown in the Lipper Reports. The Board concluded that each Portfolio's management fee rate and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of each Portfolio's management fee schedule under the Management Agreement and noted that each Portfolio's management fee schedule, except the Limited Duration Portfolio, includes one or more breakpoints. The Board also reviewed the level of each Portfolio's management fee and noted that each fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because each management fee includes one or more breakpoints. The Board concluded that each Portfolio's management fee would reflect economies of scale as assets increase.

With respect to the Limited Duration Portfolio, the Board noted that the management fee schedule does not include any breakpoints. The Board noted that the Portfolio's assets were relatively small. The Board concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement at the present time.

PROFITABILITY OF THE ADVISER AND AFFILIATES

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with each Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolios.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex. The Board considered the "float" benefits derived from handling of checks for purchases and sales of Portfolio shares, through a broker-dealer affiliate of the Adviser. The Board also considered that a broker-dealer affiliate of the Adviser receives from each Portfolio 12b-1 fees for distribution and shareholder services. The Board concluded that the float benefits were relatively small and the 12b-1 fees were competitive with those of other broker-dealers.

With respect to the Dividend Growth, Strategist, Income Builder, European Equity, Global Advantage, Global Dividend Growth, Utilities, S&P 500 Index, Aggressive Equity and Equity Portfolios, the Board considered "soft dollar" benefits (discussed in the next section). The Board also considered that an affiliate of the Adviser sold a joint venture that owned an electronic trading system network ("ECN"), which may be used by the Adviser for trading on behalf of the Portfolios. As part of the sale of the joint venture, the affiliate receives a 10-year payout based on the revenue stream from trading on the ECN. Although the affiliate disgorges the portion of the payout that is comprised of commissions received from trades executed by the Adviser on the ECN to a charitable organization, the Board considered the fact that trades by the Adviser would increase order flow, and, thus, result in a potential fall-out benefit to the affiliate. The Board concluded that the affiliate disgorged revenues in connection with the ECN-related revenue and the potential fall-out benefit from increased order flow was relatively small.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolios and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolios.

With respect to the Dividend Growth, Strategist, Income Builder, European Equity, Global Advantage, Global Dividend Growth, Utilities, Aggressive Equity and Equity Portfolios, the Adviser informed the Board that it does not use Portfolio commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolios and other funds in the Morgan Stanley Fund Complex.

With respect to the S&P 500 Index Portfolio, the Adviser informed the Board that the Portfolio's commissions are used to pay for execution services only.

With respect to the High Yield, Income Plus, Limited Duration and Money Market Portfolios, the Board noted that each Portfolio invests only in fixed income securities, which do not generate soft dollars.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIOS'
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIOS AND THE ADVISER

The Board also reviewed and considered the historical relationship between each Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for each Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of each Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Variable Investment Series - Money Market

PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

                                                             ANNUALIZED
PRINCIPAL                                                      YIELD
AMOUNT IN                                                    ON DATE OF          MATURITY
THOUSANDS                    DESCRIPTION                      PURCHASE             DATE             VALUE
------------------------------------------------------------------------------------------------------------
            COMMERCIAL PAPER (78.7%)
            ASSET-BACKED - AUTO (6.5%)
$  7,000    DaimlerChrysler Revolving Auto Conduit LLC         5.16%           07/31/06         $  6,970,133
   5,267    DaimlerChrysler Revolving Auto Conduit LLC-A1   5.11 - 5.24   07/17/06 - 07/19/06      5,254,160
   4,270    New Center Asset Trust                             5.21            07/07/06            4,266,299
                                                                                                ------------
                                                                                                  16,490,592
                                                                                                ------------
            ASSET-BACKED - MORTGAGE (5.0%)
  10,000    Mortgage Interest Networking Trust-A1              5.22            07/10/06            9,987,000
   2,500    Mortgage Interest Networking Trust                 5.32            07/17/06            2,494,111
                                                                                                ------------
                                                                                                  12,481,111
                                                                                                ------------
            BANKING (4.6%)
  11,500    Citigroup Funding Inc.                             5.14       07/12/06 - 07/13/06     11,481,156
                                                                                                ------------
            FINANCE - CORPORATE (4.8%)
  12,200    CIT Group Inc.                                  5.13 - 5.25   07/20/06 - 07/26/06     12,165,161
                                                                                                ------------
            FINANCE - CONSUMER (2.9%)
   7,250    HSBC Finance Corp.                                 5.13            07/11/06            7,239,709
                                                                                                ------------
            INSURANCE (2.6%)
   6,655    ING America Insurance Holdings Inc.                5.06            07/06/06            6,650,360
                                                                                                ------------
            INTERNATIONAL BANKS (49.6%)
   2,000    Bank of Nova Scotia                                5.27            07/13/06            1,996,500
  12,600    Barclays US Funding Corp.                       5.11 - 5.13   07/18/06 - 07/25/06     12,562,899
   7,500    BNP Paribas Finance, Inc.                       5.17 - 5.24   07/17/06 - 08/07/06      7,464,947
   8,300    CBA (Delaware) Finance Inc.                     5.10 - 5.30   07/03/06 - 07/06/06      8,297,073
   7,950    Dexia Delaware LLC                              5.09 - 5.21   07/06/06 - 07/25/06      7,936,941
  10,836    DnB NOR Bank A.S.A.                             5.04 - 5.33   07/10/06 - 08/02/06     10,815,468
   5,900    HBOS Treasury Services plc                      5.16 - 5.24   07/13/06 - 08/10/06      5,875,059
   5,300    ING (U.S.) Funding LLC                             5.07            07/07/06            5,295,539
   5,000    Natexis Banques Populaires U.S. Finance
               Co. LLC                                         4.83            07/24/06            4,984,922
  12,380    Nordea North America, Inc.                      5.14 - 5.19   07/05/06 - 09/05/06     12,314,089
   6,675    Sanpaolo IMI U.S. Financial Co.                    5.28           07/03/06             6,673,042
   6,000    Santander Central Hispano Finance (Del) Inc.       5.20           08/15/06             5,961,375
  10,850    Societe Generale N.A., Inc.                     4.97 - 5.23   07/11/06 - 10/06/06     10,786,496
   8,800    Spintab AB                                      5.14 - 5.39   07/25/06 - 09/13/06      8,745,468
   7,000    Svenska Handelsbanken Inc.                         5.09            07/05/06            6,996,057
   8,500    UBS Finance (Delaware) LLC                      5.10 - 5.16        07/12/06            8,489,536
                                                                                                ------------
                                                                                                 125,195,411
                                                                                                ------------
            INVESTMENT BANKS/BROKERS (2.7%)
   6,685    Merrill Lynch & Company Inc.                       5.25            07/06/06            6,680,137
                                                                                                ------------
            TOTAL COMMERCIAL PAPER
               (COST $198,383,637)                                                               198,383,637
                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                            ANNUALIZED
PRINCIPAL                                                      YIELD
AMOUNT IN                                                   ON DATE OF          MATURITY
THOUSANDS                    DESCRIPTION                     PURCHASE             DATE                VALUE
--------------------------------------------------------------------------------------------------------------
            FLOATING RATE NOTES (14.3%)
$  5,000    General Electric Capital Corp.                     5.53+%          09/18/06+++        $  5,001,523
   9,700    State Street Bank & Trust Co.                   5.22 - 5.30+  09/01/06 - 09/15/06+++     9,700,943
  10,000    U.S. Bank, N.A., Cincinnati                        5.28+           07/31/06+++           9,999,437
   8,000    Wells Fargo & Co.                                  5.42+           09/15/06+++           8,002,253
   3,500    Wells Fargo Bank, N.A.                             5.30+           07/03/06+++           3,500,000
                                                                                                  ------------
            TOTAL FLOATING RATE NOTES
               (COST $36,204,156)                                                                   36,204,156
                                                                                                  ------------
            BANKERS' ACCEPTANCES (2.3%)
   5,890    JP Morgan Chase & Co.
               (COST $5,848,466)                            4.88 - 5.36   07/07/06 - 09/20/06        5,848,466
                                                                                                  ------------
            CERTIFICATES OF DEPOSIT (3.4%)
            DOMESTIC BANKS
   8,600    First Tennessee Bank, N.A.
               (COST $8,600,000)                               5.16             07/14/06             8,600,000
                                                                                                  ------------
            REPURCHASE AGREEMENT (1.9%)
   4,700    Barclays Capital Inc.
               (dated 06/30/06;
               proceeds $4,702,084) (a)
               (COST $4,700,000)                               5.32             07/03/06             4,700,000
                                                                                                  ------------
            TOTAL INVESTMENTS
               (COST $253,736,259) (b)                                           100.6%            253,736,259
            LIABILITIES IN EXCESS OF OTHER ASSETS                                 (0.6)             (1,576,178)
                                                                                 -----            ------------
            NET ASSETS                                                           100.0%           $252,160,081
                                                                                 =====            ============

----------
(a) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOC. 5.50% DUE 12/22/15 VALUED AT $4,794,416.

(b)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

+    RATE SHOWN IS THE RATE IN EFFECT AT JUNE 30, 2006.

+++  DATE OF NEXT INTEREST RATE RESET.

SUMMARY OF INVESTMENTS    PERCENT OF
   MATURITY SCHEDULE     MARKET VALUE
1-30 Days                    67.6%
31-60 Days                   18.4
61-90 Day                    13.5
91-120 Days                   0.5
121+ Days                     0.0
                            -----
                            100.0%
                            =====

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                   COUPON   MATURITY
THOUSANDS                                                    RATE      DATE      VALUE
----------------------------------------------------------------------------------------
            CORPORATE BONDS (34.3%)
            AEROSPACE & DEFENSE (0.3%)
$   230     McDonnell Douglas Corp.                          6.875%  11/01/06   $230,718
    195     Northrop Grumman Corp.                           4.079   11/16/06    193,904
     30     Raytheon Co.                                      6.15   11/01/08     30,309
    111     Raytheon Co.                                      6.75   08/15/07    112,108
                                                                                --------
                                                                                 567,039
                                                                                --------
            AIR FREIGHT/COURIERS (0.1%)
    130     Fedex Corp.                                       2.65   04/01/07    126,961
                                                                                --------
            AIRLINES (0.2%)
    258     Southwest Airlines Co. (Series 01-1)             5.496   11/01/06    258,232
                                                                                --------
            AUTO PARTS: O.E.M. (0.2%)
    290     Johnson Controls, Inc.                            5.00   11/15/06    289,025
                                                                                --------
            BEVERAGES: ALCOHOLIC (0.3%)
    415     Miller Brewing Co. - 144A*                        4.25   08/15/08    403,124
                                                                                --------
            BUILDING PRODUCTS (0.1%)
    145     Masco Corp.                                      4.625   08/15/07    142,751
                                                                                --------
            CABLE/SATELLITE TV (0.6%)
    490     Comcast Cable Communications, Inc.               6.875   06/15/09    504,501
    242     Cox Communications Inc.                          5.869+  12/14/07    243,268
    150     Cox Communications Inc.                           7.75   08/15/06    150,260
                                                                                --------
                                                                                 898,029
                                                                                --------
            CASINO/GAMING (0.3%)
    415     Harrahs Operating Co. Inc.                       7.125   06/01/07    418,808
                                                                                --------
            CHEMICALS: MAJOR DIVERSIFIED (0.1%)
    135     ICI Wilmington Inc.                              4.375   12/01/08    130,357
                                                                                --------
            COMPUTER PROCESSING HARDWARE (0.1%)
    240     Hewlett-Packard Co.                              5.345   05/22/09    240,198
                                                                                --------
            CONTAINERS/PACKAGING (0.1%)
     90     Sealed Air Corp. - 144A*                          6.95   05/15/09     92,556
                                                                                --------
            DEPARTMENT STORES (0.5%)
    230     Federated Department Stores, Inc.                6.625   09/01/08    233,791
    525     May Department Stores Co., Inc.                   3.95   07/15/07    514,863
                                                                                --------
                                                                                 748,654
                                                                                --------
            DRUGSTORE CHAINS (0.1%)
    175     CVS Corp.                                        3.875   11/01/07    170,417
                                                                                --------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                   COUPON   MATURITY
THOUSANDS                                                    RATE      DATE        VALUE
------------------------------------------------------------------------------------------
            ELECTRIC UTILITIES (4.6%)
$   330     Ameren Corp.                                     4.263%  05/15/07   $  325,673
    520     Appalachian Power Co. (Series G)                  3.60   05/15/08      500,285
    470     Baltimore Gas & Electric Co.                     6.625   03/15/08      476,428
    710     Carolina Power & Light Company Inc.               6.80   08/15/07      718,156
    410     CC Funding Trust I                                6.90   02/16/07      412,362
    248     Columbus Southern Power Co.                       4.40   12/01/10      234,160
    345     Commonwealth Edison Co.                           3.70   02/01/08      334,278
  1,050     Consolidated Natural Gas Co. (Series B)          5.375   11/01/06    1,048,554
    245     Consumers Energy Co.                              4.80   02/17/09      238,395
    330     Dominion Resources Inc.                          5.687+  05/15/08      329,120
    240     Duke Energy Corp.                                 3.75   03/05/08      232,737
    170     Entergy Gulf States, Inc.                         3.60   06/01/08      162,481
    220     Entergy Gulf States, Inc.                        5.631+  12/01/09      217,884
     45     Entergy Gulf States, Inc. - 144A*                 6.02+  12/08/08       45,069
    495     FPL Group Capital Inc.                           5.551   02/16/08      493,411
    570     Pacific Gas & Electric Co.                        3.60   03/01/09      541,473
    230     Panhandle Eastern Pipe Line Co. (Series B)        2.75   03/15/07      225,136
    390     Peco Energy Co.                                   3.50   05/01/08      375,359
    330     Southwestern Public Service Co. (Series A)       5.551   03/01/09      333,284
    200     Wisconsin Electric Power Co.                      3.50   12/01/07      194,250
                                                                                ----------
                                                                                 7,438,495
                                                                                ----------
            ELECTRICAL PRODUCTS (0.3%)
    420     Cooper Industries Inc.                            5.25   07/01/07      416,301
                                                                                ----------
            ENVIRONMENTAL SERVICES (0.1%)
     60     USA Waste Services, Inc.                         7.125   10/01/07       60,862
    130     WMX Technologies, Inc.                            7.00   10/15/06      130,453
                                                                                ----------
                                                                                   191,315
                                                                                ----------
            FINANCE/RENTAL/LEASING (2.4%)
    560     American Honda Finance Corp. - 144A*              3.85   11/06/08      538,169
    330     CIT Group, Inc.                                  2.875   09/29/06      328,030
    370     CIT Group, Inc.                                   4.75   08/15/08      363,125
    540     Countrywide Home Loans, Inc. (Series MTN)         3.25   05/21/08      516,896
    250     MBNA Corp.                                        5.58+  05/05/08      251,932
    815     Nationwide Buildings Society - 144A*
               (United Kingdom)                              2.625   01/30/07      801,412
    490     Residential Capital Corp.                        6.125   11/21/08      484,585
    525     SLM Corp.                                         4.00   01/15/10      496,204
                                                                                ----------
                                                                                 3,780,353
                                                                                ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                 COUPON   MATURITY
THOUSANDS                                                  RATE     DATE        VALUE
----------------------------------------------------------------------------------------
            FINANCIAL CONGLOMERATES (2.7%)
$     95    Bank One Corp. (Series MTNA)                   6.00%   02/17/09   $   95,762
     150    Chase Manhattan Corp.                          6.00    02/15/09      150,985
      55    Chase Manhattan Corp.                          7.00    11/15/09       57,055
     315    Citicorp                                      6.375    11/15/08      320,772
     195    Citigroup Global Markets Inc.                  5.41+   12/12/06      195,087
     170    Citigroup Inc.                                3.625    02/09/09      162,003
     555    Citigroup Inc.                                 5.50    08/09/06      555,070
     120    General Electric Capital Corp.                 4.25    12/01/10      113,722
     965    General Electric Capital Corp.                5.375    03/15/07      963,984
     410    ING Security Life Institutional - 144A*        2.70    02/15/07      401,758
     515    Pricoa Global Funding I - 144A*                3.90    12/15/08      494,014
     340    Prudential Funding LLC (Series MTN) - 144A*    6.60    05/15/08      345,292
     475    Prudential Insurance Co. - 144A*              6.375    07/23/06      475,194
                                                                              ----------
                                                                               4,330,698
                                                                              ----------
            FOOD RETAIL (0.8%)
   1,045    Kroger Co.                                    7.625    09/15/06    1,048,250
     230    Safeway Inc.                                   7.50    09/15/09      240,360
                                                                              ----------
                                                                               1,288,610
                                                                              ----------
            FOOD: MAJOR DIVERSIFIED (0.8%)
     440    General Mills Inc.                            3.875    11/30/07      428,631
     200    Kraft Foods Inc.                               4.00    10/01/08      192,821
     675    Kraft Foods Inc.                               5.25    06/01/07      671,065
                                                                              ----------
                                                                               1,292,517
                                                                              ----------
            FOREST PRODUCTS (0.0%)
      30    Weyerhaeuser Co.                              6.125    03/15/07       30,021
                                                                              ----------
            GAS DISTRIBUTORS (0.6%)
     175    Keyspan Corp.                                  4.90    05/16/08      172,516
     180    NiSource Finance Corp.                        5.764+   11/23/09      180,362
      10    Ras Laffan Liquid Natural Gas
               Co. Ltd. - 144A*(Qatar)                    7.628    09/15/06        9,618
     650    Sempra Energy                                  4.75    05/15/09      632,447
                                                                              ----------
                                                                                 994,943
                                                                              ----------
            HOME FURNISHINGS (0.2%)
     305    Mohawk Industries, Inc. (Class C)              6.50    04/15/07      306,480
                                                                              ----------
            HOTELS/RESORTS/CRUISELINES (0.3%)
     285    Hyatt Equities LLC - 144A*                    6.875    06/15/07      286,757
     130    Starwood Hotels & Resorts Worldwide, Inc.     7.375+   05/01/07      131,462
                                                                              ----------
                                                                                 418,219
                                                                              ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                 COUPON   MATURITY
THOUSANDS                                                  RATE      DATE        VALUE
----------------------------------------------------------------------------------------
            HOUSEHOLD/PERSONAL CARE (0.3%)
$  425      Clorox Co. (The)                              5.444+%  12/14/07   $  425,648
                                                                              ----------
            INDUSTRIAL CONGLOMERATES (0.2%)
   415      Textron Financial Corp.                       4.125    03/03/08      404,485
                                                                              ----------
            INSURANCE BROKERS/SERVICES (0.5%)
   800      Marsh & McLennan Companies Inc.               5.375    03/15/07      795,975
                                                                              ----------
            INTEGRATED OIL (0.5%)
   725      Conoco Funding Co. (Canada)                    5.45    10/15/06      724,460
                                                                              ----------
            INVESTMENT BANKS/BROKERS (1.0%)
   775      Goldman Sachs Group Inc. (The)                4.125    01/15/08      758,685
    35      Lehman Brothers Holdings, Inc.                 5.20+   04/20/07       35,051
   775      Lehman Brothers Holdings, Inc.                 8.25    06/15/07      793,505
                                                                              ----------
                                                                               1,587,241
                                                                              ----------
            INVESTMENT MANAGERS (0.9%)
 1,100      TIAA Global Markets - 144A*                   3.875    01/22/08    1,070,420
   455      TIAA Global Markets - 144A*                    5.00    03/01/07      452,593
                                                                              ----------
                                                                               1,523,013
                                                                              ----------
            LIFE/HEALTH INSURANCE (2.0%)
 1,205      Genworth Financial, Inc.                      5.479+   06/15/07    1,207,163
   545      John Hancock Financial Services, Inc.         5.625    12/01/08      545,954
   695      Met Life Global Funding I - 144A*(Note 4)     3.375    10/05/07      671,895
   175      MetLife, Inc. (Note 4)                         5.25    12/01/06      174,664
   300      Monumental Global Funding II - 144A*           3.85    03/03/08      291,235
   350      Monumental Global Funding II - 144A*          4.375    07/30/09      337,360
                                                                              ----------
                                                                               3,228,271
                                                                              ----------
            MAJOR BANKS (3.5%)
   720      ABN Amro Bank (Netherlands)                   5.222+   05/11/07      720,561
   445      Bank of America Corp.                         3.375    02/17/09      421,914
   300      Bank of America Corp.                          4.75    10/15/06      299,285
   320      Bank of America Corp.                          5.25    02/01/07      319,266
   215      Bank of New York Co., Inc. (The)               5.20    07/01/07      213,892
   840      Branch Banking & Trust Corp. (Series BKNT)    5.341+   06/04/07      840,812
   285      Huntington National Bank                       2.75    10/16/06      282,777
   510      Key Bank NA                                   7.125    08/15/06      510,754
   310      Popular North America Inc. (Series MTN)        5.65    04/15/09      307,693
   820      Suntrust Bank Atlanta                          7.25    09/15/06      822,297
   235      Wachovia Corp.                                3.625    02/17/09      223,672
   720      Wachovia Corp.                                 4.95    11/01/06      718,218
                                                                              ----------
                                                                               5,681,141
                                                                              ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                        COUPON   MATURITY
THOUSANDS                                                         RATE      DATE        VALUE
-----------------------------------------------------------------------------------------------
            MAJOR TELECOMMUNICATIONS (0.9%)
$   300     Deutsche Telekom International Finance
               Corp. (Netherlands)                               8.00+%   06/15/10   $  322,343
    285     Telecom Italia Capital SPA (Luxembourg)              4.00     11/15/08      273,548
    660     Verizon Global Funding Corp.                         6.125    06/15/07      662,579
    150     Verizon Global Funding Corp.                         7.25     12/01/10      157,237
                                                                                     ----------
                                                                                      1,415,707
                                                                                     ----------
            MANAGED HEALTH CARE (0.2%)
    175     UnitedHealth Group Inc.                              4.125    08/15/09      167,360
    105     UnitedHealth Group Inc.                              5.20     01/17/07      104,745
                                                                                     ----------
                                                                                        272,105
                                                                                     ----------
            MEDIA CONGLOMERATES (0.5%)
    400     Time Warner, Inc.                                    6.15     05/01/07      401,452
    160     Viacom Inc. - 144A*                                  5.691+   06/16/09      160,051
    300     Viacom Inc. - 144A*                                  5.75     04/30/11      294,971
                                                                                     ----------
                                                                                        856,474
                                                                                     ----------
            MEDICAL SPECIALTIES (0.3%)
    495     Baxter International Inc.                            5.196    02/16/08      490,859
                                                                                     ----------
            MOTOR VEHICLES (0.3%)
    155     DaimlerChrysler North American Holdings Co.          4.05     06/04/08      149,931
    335     DaimlerChrysler North American Holdings Co           5.74     03/13/09      335,478
                                                                                     ----------
                                                                                        485,409
                                                                                     ----------
            MULTI-LINE INSURANCE (1.3%)
    180     American General Finance Corp. (Series MTNF)         5.875    07/14/06      180,020
    690     American General Finance Corp. (Series MTNH)         4.625    09/01/10      661,334
    120     AXA Financial, Inc.                                  6.50     04/01/08      121,170
    500     Hartford Financial Services Group, Inc. (The)        5.55     08/16/08      498,628
    190     International Lease Finance Corp.                    3.75     08/01/07      186,057
    415     International Lease Finance Corp.                    4.625    06/02/08      407,198
                                                                                     ----------
                                                                                      2,054,407
                                                                                     ----------
            OIL & GAS PIPELINES (0.3%)
    500     Enbridge Energy Partners, L.P.                       4.00     01/15/09      477,388
                                                                                     ----------
            OTHER CONSUMER SERVICES (0.2%)
    400     Cendant Corp.                                        6.25     01/15/08      403,739
                                                                                     ----------
            OTHER METALS/MINERALS (0.1%)
    210     Brascan Corp. (Canada)                               8.125    12/15/08      220,610
                                                                                     ----------
            PROPERTY - CASUALTY INSURERS (1.2%)
    580     Allstate Finance Global Funding II - 144A*(Note 4)   2.625    10/22/06      574,901
    595     Mantis Reef Ltd. - 144A*(Australia)                  4.692    11/14/08      577,021

                       SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                        COUPON   MATURITY
THOUSANDS                                                         RATE      DATE        VALUE
-----------------------------------------------------------------------------------------------
$   195     Platinum Underwriters Holdings, Ltd.
               (Series B) (Bermuda)                               6.371%  11/16/07   $  193,200
    285     St. Paul Travelers Companies, Inc. (The)               5.01   08/16/07      281,822
    375     XLLIAC Global Funding - 144A*                          4.80   08/10/10      360,482
                                                                                     ----------
                                                                                      1,987,426
                                                                                     ----------
            PULP & PAPER (0.3%)
    275     International Paper Co.                                3.80   04/01/08      265,760
    260     Sappi Papier Holding AG - 144A*(Austria)               6.75   06/15/12      243,521
                                                                                     ----------
                                                                                        509,281
                                                                                     ----------
            RAILROADS (0.8%)
    315     Burlington North Santa Fe Railway Co.                 6.125   03/15/09      318,610
    165     Norfolk Southern Corp.                                 7.35   05/15/07      167,211
    160     Union Pacific Corp.                                   3.625   06/01/10      148,153
    670     Union Pacific Corp. (Series MTNE)                      6.79   11/09/07      678,873
                                                                                     ----------
                                                                                      1,312,847
                                                                                     ----------
            REAL ESTATE DEVELOPMENT (0.5%)
    632     World Financial Properties - 144A*
               (Series 1996 WFP-B)                                 6.91   09/01/13      651,878
    186     World Financial Properties - 144A*                     6.95   09/01/13      192,501
                                                                                     ----------
                                                                                        844,379
                                                                                     ----------
            REGIONAL BANKS (0.8%)
    530     Santander Central Hispano Issuances Ltd.
               (Cayman Islands)                                   7.625   11/03/09      564,717
    400     US Bank NA                                             2.85   11/15/06      396,165
    310     US Bancorp                                             5.10   07/15/07      308,084
                                                                                     ----------
                                                                                      1,268,966
                                                                                     ----------
            SAVINGS BANKS (0.9%)
    155     Household Finance Corp.                               4.125   12/15/08      149,881
    670     Household Finance Corp.                                6.40   06/17/08      679,220
    100     Sovereign Bank (Series CD)                             4.00   02/01/08      97,433
    165     Washington Mutual Inc.                                 7.50   08/15/06      165,350
    350     Washington Mutual Inc.                                 8.25   04/01/10      375,596
                                                                                     ----------
                                                                                      1,467,480
                                                                                     ----------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (0.7%)
    405     Caterpillar Financial Services Corp. (Series MTNF)    3.625   11/15/07      394,351
    435     John Deere Capital Corp.                              3.375   10/01/07      422,746
    270     John Deere Capital Corp.                               4.50   08/22/07      266,554
                                                                                     ----------
                                                                                      1,083,651
                                                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                        COUPON   MATURITY
THOUSANDS                                                         RATE      DATE        VALUE
------------------------------------------------------------------------------------------------
            WIRELESS TELECOMMUNICATIONS (0.3%)
$    510    Vodafone Group PLC (United Kingdom)                    5.59+% 12/28/07   $   510,100
                                                                                     -----------
            TOTAL CORPORATE BONDS
               (COST $56,081,034)                                                     55,005,165
                                                                                     -----------
            U.S. GOVERNMENT AGENCIES & OBLIGATION(15.7%)
   8,100    Federal Home Loan Mortgage Corp.                       2.75   08/15/06     8,074,534
   7,410    Federal Home Loan Mortgage Corp.                      3.625   02/15/07     7,324,815
  10,000    U.S. Treasury Note                                    3.125   05/15/07     9,819,540
                                                                                     -----------
            TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATION
               (COST $25,422,255)                                                     25,218,889
                                                                                     -----------
            ASSET-BACKED SECURITIES (15.4%)
            FINANCE/RENTAL/LEASING
     250    Aegis Asset Backed Securities Trust 2004-2 B1         7.323+  06/25/34       253,540
   1,700    BMW Vehicle Owner Trust 2005-A A3                      4.04   02/25/09     1,682,141
   1,500    Capital Auto Receivables Asset Trust 2006-1 A3         5.03   10/15/09     1,487,035
     800    Capital One Multi-Asset Execution Trust 2005-A2 A2     4.05   02/15/11       780,563
     900    Caterpillar Financial Asset Trust 2005-A A3            3.90   02/25/09       887,822
   1,050    Caterpillar Financial Asset Trust 2006-A A3            5.57   05/25/10     1,049,901
   1,300    Chase Manhattan Auto Owner Trust 2004-A A4             2.83   09/15/10     1,261,464
     301    CIT Equipment Collateral 2004-EF1 A3                   3.50   09/20/08       295,712
     650    CNH Equipment Trust 2005-A A3                          4.02   04/15/09       641,641
     271    Fifth Third Auto Trust 2004-A A3                       3.19   02/20/08       269,724
   1,050    GE Equipment Small Ticket LLC -2005-2A                 4.88+  10/22/09     1,039,722
     209    Harley-Davidson Motorcycle Trust 2002-2 A2             3.09   06/15/10       204,839
     931    Harley-Davidson Motorcycle Trust 2003-3 A2             2.76   05/15/11       913,240
     900    Harley-Davidson Motorcycle Trust 2004-2 A2             3.56   02/15/12       882,497
     750    Harley-Davidson Motorcycle Trust 2005-2 A2             4.07   02/15/12       728,051
     850    Harley-Davidson Motorcycle Trust 2005-3 A2             4.41   06/15/12       833,240
     625    Hertz Vehicle Financing LLC 2005-2A A2                 4.93   02/25/10       614,445
     150    Home Equity Asset Trust 2004-3 B1                     7.422+  08/25/34       153,046
   1,150    Honda Auto Receivables Owner Trust 2005-5 A3           4.61   07/15/09     1,137,291
     850    Honda Auto Receivables Owner Trust 2005-6 A3           4.85   10/19/09       841,901
   1,025    Merrill Auto Trust Securitization 2005-1 A3            4.10   08/25/09     1,008,996
     825    National City Auto Receivables Trust 2004-A A4         2.88   05/15/11       798,471
   1,100    Nissan Auto Receivables Owner Trust 2004-A A4          2.76   07/15/09     1,067,405
   1,175    Nissan Auto Receivables Owner Trust 2005-B A3          3.99   07/15/09     1,157,787
     450    Park Place Securities Inc. 2004-MCW1 M7               7.173+  10/25/34       460,996
     250    Structured Asset Investment Loan
               Trust 2003-BC4 M2                                  7.323+  06/25/33       251,109

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                       COUPON         MATURITY
THOUSANDS                                                        RATE            DATE             VALUE
----------------------------------------------------------------------------------------------------------
$    864    TXU Electric Delivery Transition Bond Company
               LLC 2004-1 A1                                      3.52%        11/15/11        $   834,311
   1,200    USAA Auto Owner Trust 2005-3 A3                       4.55         02/16/10          1,185,359
     575    Wachovia Auto Owner Trust 2005-A A3                   4.06         09/21/09            566,834
   1,398    Whole Auto Loan Trust 2003-1 A4                       2.58         03/15/10          1,382,320
                                                                                               -----------
            TOTAL ASSET-BACKED SECURITIES
               (COST $25,044,083)                                                               24,671,403
                                                                                               -----------
            U.S. GOVERNMENT AGENCIES - MORTGAGE-BACKED
            SECURITIES (11.7%)
     527    Federal Home Loan Mortgage Corp. PC Gold              7.50   02/01/27 - 08/01/32       545,645
     400    Federal Home Loan Mortgage Corp. (ARM)               3.527         07/01/34            392,068
     559    Federal Home Loan Mortgage Corp. (ARM)               4.146         08/01/34            550,906
   1,011    Federal Home Loan Mortgage Corp. (ARM)               4.346         10/01/33            986,346
     994    Federal Home Loan Mortgage Corp. (ARM)               4.376         07/01/35            974,624
     393    Federal National Mortgage Assoc. (ARM)               3.583         07/01/34            388,896
     206    Federal National Mortgage Assoc. (ARM)               3.757         06/01/34            205,529
     540    Federal National Mortgage Assoc. (ARM)               4.109         09/01/34            532,214
     700    Federal National Mortgage Assoc. (ARM)               4.194         05/01/35            688,207
     650    Federal National Mortgage Assoc. (ARM)               4.308         04/01/35            637,166
     642    Federal National Mortgage Assoc. (ARM)               4.338         05/01/35            632,153
   1,068    Federal National Mortgage Assoc. (ARM)               4.506         05/01/35          1,045,924
     477    Federal National Mortgage Assoc. (ARM)               4.519         04/01/35            469,640
     683    Federal National Mortgage Assoc. (ARM)               4.759         07/01/35            666,020
     969    Federal National Mortgage Assoc. (ARM)               4.775         09/01/35            947,160
     667    Federal National Mortgage Assoc. (ARM)               5.663         07/01/33            670,613
     948    Federal National Mortgage Assoc.                      6.50   01/01/32 - 11/01/33       956,102
   1,200    Federal National Mortgage Assoc.                      7.00           ***             1,226,625
   4,385    Federal National Mortgage Assoc.                      7.00   11/01/24 - 05/01/36     4,493,816
   1,658    Federal National Mortgage Assoc.                      7.50   03/01/24 - 08/01/32     1,716,692
                                                                                               -----------
            TOTAL U.S. GOVERNMENT AGENCIES -
               MORTGAGE-BACKED SECURITIES
               (COST $19,163,054)                                                               18,726,346
                                                                                               -----------
            COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)
            U.S. GOVERNMENT AGENCIES (2.3%)
   1,600    Federal Home Loan Mortgage Corp. 2644 AU (PAC)        3.50         05/15/22          1,563,803
     814    Federal Home Loan Mortgage Corp. 2182 ZC              7.50+        09/15/29            846,377
     824    Federal National Mortgage Assoc. 2005-27 NA (PAC)     5.50         01/25/24            819,601
     533    Federal National Mortgage Assoc. 2005-52 PA (PAC)     6.50         06/25/35            546,637
                                                                                               -----------
            Total U.S. Government Agencies                                                       3,776,418
                                                                                               -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                        COUPON   MATURITY
THOUSANDS                                                         RATE      DATE       VALUE
-----------------------------------------------------------------------------------------------
            PRIVATE ISSUES (12.8%)
$    622    Bear Stearns Alt-A Trust 2003-3 3A                    5.672+% 10/25/33   $  623,932
     162    Countrywide Alternative Loan Trust 2006-OA6N N1        5.25   07/25/46      161,457
     956    Countrywide Alternative Loan Trust 2006-OA1 1A2       5.566+  03/20/46      957,028
   5,053    Countrywide Alternative Loan Trust 2006-OA12X (IO)    1.636+  03/20/46      245,891
   3,509    Countrywide Alternative Loan Trust 2005-81 X1 (IO)    1.428+  02/25/37      191,916
     823    Countrywide Home Loans 2006-OA4 A2                    5.592+  04/25/46      825,281
   6,804    Countrywide Home Loans 2004-25 1X (IO)                1.203+  02/25/35      160,520
     121    DSLA NIM Corp. 2006-1 N1                              5.926+  04/20/46      121,021
     785    Greenpoint Mortgage Funding Trust 2006-AR2 4A1        6.143+  03/25/36      805,411
   3,094    Greenpoint Mortgage Funding Trust 2005-AR3 X1 (IO)    1.273+  08/25/45       94,767
   4,583    Greenpoint Mortgage Funding Trust 2005-AR4 X4 (IO)    1.176+  10/25/45      141,790
     768    Harborview Mortgage Loan Trust 2005-12 2A11           6.143+  10/19/35      787,540
   1,653    Harborview Mortgage Loan Trust 2005-16 4A1A           6.143+  01/19/36    1,691,401
     865    Harborview Mortgage Loan Trust 2006-1 2A1A            5.491+  03/19/37      866,734
   5,170    Harborview Mortgage Loan Trust 2005-3 X2 (IO)         0.566+  06/19/35      113,899
   4,777    Harborview Mortgage Loan Trust 2006-1 X1 (IO)         1.215+  03/19/37      234,387
   8,869    Harborview Mortgage Loan Trust 2005-16 X3 (IO)        1.152+  01/19/36      243,887
   3,221    Harborview Mortgage Loan Trust 2005-16 X1 (IO)        1.48+   01/19/36       99,659
   5,459    Harborview Mortgage Loan Trust 2005-2X (IO)           0.872+  05/19/35      132,217
   7,125    Harborview Mortgage Loan Trust 2006-5 X2 (IO)         2.032+  07/19/47      307,266
   1,908    Harborview Mortgage Loan Trust 2006-1 PO1 (PO)         0.00   03/19/37        1,432
      37    Harborview Mortgage Loan Trust 2006-5 PO2 (PO)         0.00   07/19/47           18
      98    Harborview NIM Corp. 2006-BU1 N1                      5.926   02/20/46       97,473
   4,099    Indymac Index Mortgage Loan
               Trust 2005-AR12 AX2 (IO)                           0.304+  07/25/35      126,818
     171    Lehman XS Net Interest Margin Notes 2006-GP1 A1        6.25   05/28/46      172,053
     818    Luminent Mortgage Trust 2006-1 A1                     5.562+  04/25/36      820,521
     859    Luminent Mortgage Trust 2006-2 A1B                    5.602+  02/25/46      860,323
   1,049    Mortgageit Trust 2006-1 2A1B                          5.602+  04/25/36    1,053,942
     423    Residential Accredit Loans Inc. 2006-Q01 1A1          5.592+  02/25/46      424,600
     457    Residential Accredit Loans Inc. 2006-Q01 2A1          5.582+  02/25/46      457,741
   1,285    Residential Accredit Loans Inc. 2006-Q02 A2           5.592+  02/25/46    1,288,215
     147    Residential Accredit Loans Inc. 2006-Q04 N1           6.048   04/25/46      147,189
     985    Structured Asset Mortgage Investments
               Inc. 2006-AR1 2A2                                  5.632+  02/25/36      987,440
   1,369    Structured Asset Mortgage Investments
               Inc. 2006-AR3 11A2                                 5.592+  04/25/36    1,370,190
     805    Structured Asset Mortgage Investments
               Inc. 2006-AR3 AR3                                  5.632+  02/25/36      808,802
   2,840    Washington Mutual Mortgage Pass-Through
               Certificates 2004-AR8 X (IO)                       0.574+  06/25/44       54,135

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                        COUPON   MATURITY
THOUSANDS                                                         RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------
$  4,968    Washington Mutual Mortgage Pass-Through
               Certificates 2004-AR10 X (IO)                      0.571+% 07/25/44   $     92,363
   7,213    Washington Mutual Mortgage Pass-Through
               Certificates 2004-AR12 X (IO)                      0.432+  10/25/44        120,595
     925    Washington Mutual Mortgage Pass-Through
               Certificates 2005-AR8 2AB3                         5.682+  07/25/45        928,108
     954    Washington Mutual Mortgage Pass-Through
               Certificates 2005-AR13 A1B3                        5.682+  10/25/45        959,479
     915    Washington Mutual Mortgage Pass-Through
               Certificates 2005-AR15 A1B3                        5.662+  11/25/45        921,396
                                                                                     ------------
            Total Private Issues                                                       20,498,837
                                                                                     ------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
               (Cost $24,692,802)                                                      24,275,255
                                                                                     ------------
            FOREIGN GOVERNMENT OBLIGATION(0.1%)
     190    United Mexican States (Mexico)
               (Cost $214,767)                                    8.375   01/14/11        207,575
                                                                                     ------------
            SHORT-TERM INVESTMENTS (A)(6.0%)
            U.S. Government Agency & Obligations
   9,500    Federal Home Loan Bank                                 4.95   07/03/06      9,497,388
      75    U.S. Treasury Bill**                                   4.26   07/13/06         74,894
      25    U.S. Treasury Bill                                    4.625   07/13/06         24,961
      25    U.S. Treasury Bill                                     4.64   07/13/06         24,961
                                                                                     ------------
            TOTAL SHORT-TERM INVESTMENTS
               (Cost $9,622,204)                                                        9,622,204
                                                                                     ------------
            TOTAL INVESTMENTS
               (Cost $160,240,199) (b)(c)                                     98.3%   157,726,837
            OTHER ASSETS IN EXCESS OF LIABILITIES                              1.7      2,646,984
                                                                             -----   ------------
            NET ASSETS                                                       100.0%  $160,373,821
                                                                             =====   ============

                        SEE NOTES TO FINANCIAL STATEMENTS

----------
PC   PARTICIPATION CERTIFICATE.

IO   INTEREST ONLY SECURITY.

PO   PRINCIPAL ONLY SECURITY.

ARM ADJUSTABLE RATE MORTGAGE. INTEREST RATE SHOWN IS THE RATE IN EFFECT AS OF JUNE 30, 2006. PAC PLANNED AMORTIZATION CLASS.

*    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.

** A PORTION OF THIS SECURITY HAS BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS IN THE AMOUNT OF $64,120.

*** SECURITY WAS PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.

+    FLOATING RATE SECURITY; RATE SHOWN IS THE RATE IN EFFECT AT JUNE 30, 2006.

(a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.

(b) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $72,946,275 IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND OPEN FUTURES CONTRACTS.

(c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,395,540 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,908,902, RESULTING IN NET UNREALIZED DEPRECIATION OF $2,513,362.

FUTURES CONTRACTS OPEN AT JUNE 30, 2006:

                                                                                UNREALIZED
NUMBER OF                        DESCRIPTION, DELIVERY      UNDERLYING FACE    APPRECIATION
CONTRACTS     LONG/SHORT             MONTH AND YEAR         AMOUNT AT VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------------------
292              Long         U.S. Treasury Notes 2 Year,
                              September 2006                 $ 59,212,128       $(213,271)
119              Short        U.S. Treasury Notes 5 Year,
                              September 2006                  (12,305,344)         53,095
                                                                                ---------
Net Unrealized Depreciation                                                     $(160,176)
                                                                                =========

LONG TERM CREDIT ANALYSIS*
AAA                            65.8%
AA                             10.0
A                              14.2
BBB                             9.8
BB                              0.2
                              -----
B                             100.0%
                              =====

----------
* Does not include open long futures contracts with an underlying face amount of $59,212,128 with unrealized depreciation of $213,271 and open short futures contracts with an underlying face amount of $12,305,344 with unrealized appreciation of $53,095.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Plus

PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                 COUPON   MATURITY
THOUSANDS                                                  RATE      DATE        VALUE
----------------------------------------------------------------------------------------
            CORPORATE BONDS (60.2%)
            ADVERTISING/MARKETING SERVICES (0.7%)
$    935    Interpublic Group of Companies, Inc. (The)     5.40%   11/15/09   $  862,538
   2,130    WPP Finance (UK) Corp. (United Kingdom)       5.875    06/15/14    2,067,118
                                                                              ----------
                                                                               2,929,656
                                                                              ----------
            AEROSPACE & DEFENSE (0.7%)
   2,739    Raytheon Co.                                   6.15    11/01/08    2,767,253
                                                                              ----------
            AIR FREIGHT/COURIERS (1.1%)
   4,179    FedEx Corp. (Series 97-A)                      7.50    01/15/18    4,515,835
                                                                              ----------
            AIRLINES (1.4%)
   2,348    America West Airlines, Inc. (Class A)          6.85    07/02/09    2,349,821
   1,435    America West Airlines, Inc. (Series 01-1)      7.10    04/02/21    1,479,251
   1,865    Southwest Airlines Co. (Series 01-1)          5.496    11/01/06    1,866,679
                                                                              ----------
                                                                               5,695,751
                                                                              ----------
            APPAREL/FOOTWEAR RETAIL (0.4%)
   1,825    Limited Brands, Inc.                           6.95    03/01/33    1,745,060
                                                                              ----------
            BEVERAGES: ALCOHOLIC (0.6%)
   2,635    FBG Finance Ltd. - 144A*(Australia)           5.125    06/15/15    2,418,237
                                                                              ----------
            CABLE/SATELLITE TV (1.1%)
   1,650    Comcast Cable Communications Inc.              6.75    01/30/11    1,704,344
   1,125    Echostar DBS Corp.                            6.375    10/01/11    1,080,000
     970    Echostar DBS Corp.                            6.625    10/01/14      914,225
     445    TCI Communications, Inc.                      7.875    02/15/26      480,414
                                                                              ----------
                                                                               4,178,983
                                                                              ----------
            CASINO/GAMING (1.2%)
   3,965    Harrah's Operating Co., Inc.                  5.625    06/01/15    3,673,576
   1,205    Harrah's Operating Co., Inc.                   6.50    06/01/16    1,176,240
                                                                              ----------
                                                                               4,849,816
                                                                              ----------
            COMPUTER PROCESSING HARDWARE (0.4%)
   1,645    Hewlett-Packard Co.                           5.339+   05/22/09    1,646,359
                                                                              ----------
            CONTAINERS/PACKAGING (0.6%)
   2,435    Sealed Air Corp. - 144A*                      5.625    07/15/13    2,323,440
                                                                              ----------
            DEPARTMENT STORES (1.1%)
   2,275    Federated Department Stores, Inc.             6.625    09/01/08    2,312,497
   1,875    May Department Stores Co., Inc.                5.95    11/01/08    1,878,645
                                                                              ----------
                                                                               4,191,142
                                                                              ----------
            DISCOUNT STORES (0.1%)
   386      Wal-Mart Stores, Inc. (Series 92A1)            7.49    06/21/07      391,064
                                                                              ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                  COUPON   MATURITY
THOUSANDS                                                   RATE      DATE        VALUE
------------------------------------------------------------------------------------------
            DRUGSTORE CHAINS (0.2%)
$    970    CVS Corp.                                      3.875%   11/01/07   $   944,595
                                                                               -----------
            ELECTRIC UTILITIES (8.3%)
   2,700    Ameren Corp.                                   4.263    05/15/07     2,664,598
   2,640    Arizona Public Service Co.                      5.80    06/30/14     2,555,887
   1,625    Arizona Public Service Co.                      6.75    11/15/06     1,630,172
   1,185    CC Funding Trust I                              6.90    02/16/07     1,191,826
   1,695    Cincinnati Gas & Electric Co.                   5.70    09/15/12     1,663,371
   1,005    Consolidated Natural Gas Co.                    5.00    12/01/14       926,006
   2,445    Consolidated Natural Gas Co. (Series C)         6.25    11/01/11     2,471,675
   2,410    Consumers Energy Co.                            4.80    02/17/09     2,345,024
   1,655    Detroit Edison Co. (The)                       6.125    10/01/10     1,669,519
   2,170    Duquesne Light Co. (Series O)                   6.70    04/15/12     2,248,945
     940    Entergy Gulf States, Inc.                       3.60    06/01/08       898,427
   1,875    Entergy Gulf States, Inc.                      5.631+   12/01/09     1,856,964
   2,425    Entergy Gulf States - 144A*                     6.02+   12/08/08     2,428,710
   1,210    Monongahela Power Co.                           5.00    10/01/06     1,207,222
   2,385    Ohio Power Company - IBC (Series K)             6.00    06/01/16     2,356,158
   1,175    Pacific Gas & Electric Co.                      6.05    03/01/34     1,112,583
   2,250    Panhandle Eastern Pipe Line Co. (Series B)      2.75    03/15/07     2,202,422
   1,475    Texas Eastern Transmission, LP                  7.00    07/15/32     1,581,507
                                                                               -----------
                                                                                33,011,016
                                                                               -----------
            ELECTRICAL PRODUCTS (0.9%)
   1,945    Cooper Industries Inc.                          5.25    07/01/07     1,927,872
   1,580    Cooper Industries Inc.                          5.25    11/15/12     1,529,930
                                                                               -----------
                                                                                 3,457,802
                                                                               -----------
            ENVIRONMENTAL SERVICES (1.4%)
   5,155    Waste Management, Inc.                         7.375    08/01/10     5,442,402
                                                                               -----------
            FINANCE/RENTAL/LEASING (4.4%)
   2,100    CIT Group, Inc.                                2.875    09/29/06     2,087,465
     325    CIT Group, Inc.                                7.375    04/02/07       329,107
   4,250    Countrywide Home Loans, Inc. (Series MTN)       3.25    05/21/08     4,068,159
   3,345    MBNA Corp.                                      5.58+   05/05/08     3,370,854
   5,115    Residential Capital Corp.                      6.375    06/30/10     5,049,758
   2,625    SLM Corp. (Series MTNA)                         5.00+   10/01/13     2,477,514
                                                                               -----------
                                                                                17,382,857
                                                                               -----------
            FINANCIAL CONGLOMERATES (4.5%)
   3,785    American Express Co.                            5.50    09/12/06     3,785,719
     330    Bank One Corp. (Series MTNA)                    6.00    02/17/09       332,649
   4,440    General Electric Capital Corp. (Series MTNA)    6.75    03/15/32     4,754,263

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                             COUPON   MATURITY
THOUSANDS                                              RATE      DATE        VALUE
-------------------------------------------------------------------------------------
$  3,560    General Motors Acceptance Corp.           6.875%   09/15/11   $ 3,400,434
   5,290    JPMorgan Chase & Co.                       6.75    02/01/11     5,503,748
                                                                          -----------
                                                                           17,776,813
                                                                          -----------
            FOOD RETAIL (0.3%)
     920    Delhaize America Inc.                      9.00    04/15/31     1,013,481
                                                                          -----------
            FOOD: MAJOR DIVERSIFIED (0.6%)
   1,300    ConAgra Foods, Inc.                        7.00    10/01/28     1,325,648
   1,040    ConAgra Foods, Inc.                        8.25    09/15/30     1,201,839
                                                                          -----------
                                                                            2,527,487
                                                                          -----------
            FOOD: MEAT/FISH/DAIRY (0.1%)
     350    Pilgrim's Pride Corp.                     9.625    09/15/11       365,750
                                                                          -----------
            GAS DISTRIBUTORS (1.1%)
     815    Keyspan Corp.                              4.90    05/16/08       803,433
   1,870    Nisource Finance Corp.                    5.764+   11/23/09     1,873,757
   1,785    Sempra Energy                             4.621    05/17/07     1,767,978
                                                                          -----------
                                                                            4,445,168
                                                                          -----------
            HOME FURNISHINGS (0.5%)
   1,970    Mohawk Industries, Inc. (Series D)         7.20    04/15/12     2,032,660
                                                                          -----------
            INDUSTRIAL CONGLOMERATES (0.9%)
   3,775    United Technologies Corp.                 4.375    05/01/10     3,617,454
                                                                          -----------
            INSURANCE BROKERS/SERVICES (2.6%)
   2,505    Farmers Exchange Capital - 144A*           7.05    07/15/28     2,403,475
   3,105    Farmers Insurance Exchange - 144A*        8.625    05/01/24     3,453,269
   4,570    Marsh & McLennan Companies, Inc.          5.375    07/15/14     4,261,808
                                                                          -----------
                                                                           10,118,552
                                                                          -----------
            INVESTMENT BANKS/BROKERS (0.1%)
     515    Goldman Sachs Group Inc. (The)             5.25    10/15/13       494,196
                                                                          -----------
            MAJOR BANKS (2.6%)
   1,660    HSBC Finance Corp.                         6.75    05/15/11     1,723,764
   1,800    Huntington National Bank (Series BKNT)    4.375    01/15/10     1,729,231
   1,580    Popular North America Inc. (Series MTN)    5.65    04/15/09     1,568,242
   5,000    Well Fargo Bank NA                         7.55    06/21/10     5,343,900
                                                                          -----------
                                                                           10,365,137
                                                                          -----------
            MAJOR TELECOMMUNICATIONS (4.9%)
   3,510    AT & T Corp.                               8.00+   11/15/31     4,041,635
   1,465    Deutsche Telekom International Finance
               Corp. BV (Netherlands)                  8.25+   06/15/30     1,696,180
   2,660    France Telecom S.A. (France)               8.50+   03/01/31     3,209,859

                       SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                   COUPON    MATURITY
THOUSANDS                                                    RATE       DATE        VALUE
--------------------------------------------------------------------------------------------
$  1,000    GTE Corp.                                        7.90%    02/01/27   $ 1,042,748
   2,165    SBC Communications, Inc.                         6.15     09/15/34     1,993,255
   2,005    Sprint Capital Corp.                             8.75     03/15/32     2,424,731
   3,645    Telecom Italia Capital SA (Luxembourg)           4.00     01/15/10     3,413,648
   1,385    Telefonica Europe BV (Netherlands)               8.25     09/15/30     1,568,662
                                                                                 -----------
                                                                                  19,390,718
                                                                                 -----------
            MANAGED HEALTH CARE (1.3%)
   3,920    Anthem, Inc.                                     6.80     08/01/12     4,086,522
     850    UnitedHealth Group Inc.                          5.20     01/17/07       847,935
                                                                                 -----------
                                                                                   4,934,457
                                                                                 -----------
            MEDIA CONGLOMERATES (0.5%)
     562    News America, Inc.                               7.30     04/30/28       571,457
   1,140    News America, Inc.                               7.28     06/30/28     1,155,673
     430    Viacom, Inc. - 144A*                            6.875     04/30/36       416,260
                                                                                 -----------
                                                                                   2,143,390
                                                                                 -----------
            MOTOR VEHICLES (2.5%)
   1,490    DaimlerChrysler North American Holdings Co.      8.00     06/15/10     1,583,192
   1,750    DaimlerChrysler North American Holdings Co.      8.50     01/18/31     1,986,950
   8,085    General Motors Corp.                            8.375     07/15/33     6,548,850
                                                                                 -----------
                                                                                  10,118,992
                                                                                 -----------
            MULTI-LINE INSURANCE (3.9%)
   4,400    American General Finance Corp. (Series MTNF)    5.875     07/14/06     4,400,497
     500    American General Finance Corp. (Series MTNH)    4.625     09/01/10       479,227
   4,900    Hartford Financial Services Group, Inc. (The)    7.90     06/15/10     5,264,589
   5,000    Nationwide Financial Services, Inc.              8.00     03/01/27     5,227,945
                                                                                 -----------
                                                                                  15,372,258
                                                                                 -----------
            OIL & GAS PIPELINES (1.0%)
     885    Kinder Morgan Energy Partners, L.P.             5.125     11/15/14       809,267
   2,665    Kinder Morgan Finance Co. (Canada)               5.70     01/05/16     2,318,012
     945    Plains All American Pipeline L.P. - 144A*        6.70     05/15/36       924,021
                                                                                 -----------
                                                                                   4,051,300
                                                                                 -----------
            OTHER METALS/MINERALS (0.6%)
   2,435    Brascan Corp. (Canada)                          7.125     06/15/12     2,568,363
                                                                                 -----------
            PROPERTY - CASUALTY INSURERS (1.5%)
   2,500    Mantis Reef Ltd. - 144A*(Australia)             4.692     11/14/08     2,424,457
   2,945    Platinum Underwriters Finance Inc. (Series B)    7.50     06/01/17     2,894,314
     825    Platinum Underwriters Holdings, Ltd.
               (Series B) (Bermuda)                         6.371     11/16/07       817,386
                                                                                 -----------
                                                                                   6,136,157
                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                      COUPON   MATURITY
THOUSANDS                                                       RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------
            PULP & PAPER (1.6%)
$   1,855   Abitibi-Consolidated Inc. (Canada)                   8.85%  08/01/30   $  1,576,750
    3,175   Bowater Canada Finance (Canada)                      7.95   11/15/11      3,032,125
    1,705   Sappi Papier Holding AG - 144A*(Austria)             6.75   06/15/12      1,596,939
                                                                                   ------------
                                                                                      6,205,814
                                                                                   ------------
            RAILROADS (1.9%)
    3,215   Burlington Northern Santa Fe Corp. (Series 95-A)     7.97   01/01/15      3,523,877
    1,470   Norfolk Southern Corp.                               7.35   05/15/07      1,489,697
    1,575   Union Pacific Corp.                                 6.625   02/01/08      1,596,225
      790   Union Pacific Corp. (Series MTNE)                    6.79   11/09/07        800,462
                                                                                   ------------
                                                                                      7,410,261
                                                                                   ------------
            REAL ESTATE DEVELOPMENT (0.4%)
    1,460   World Financial Properties - 144A*                   6.91   09/01/13      1,507,067
      186   World Financial Properties - 144A*                   6.95   09/01/13        192,501
                                                                                   ------------
                                                                                      1,699,568
                                                                                   ------------
            RESTAURANTS (0.3%)
    1,085   Tricon Global                                       8.875   04/15/11      1,209,597
                                                                                   ------------
            SAVINGS BANKS (1.9%)
      500   Household Finance Corp.                             4.125   11/16/09        476,250
    1,140   Household Finance Corp.                             6.375   10/15/11      1,166,307
    1,915   Household Finance Corp.                              8.00   07/15/10      2,066,143
    3,630   Washington Mutual Inc.                               8.25   04/01/10      3,895,469
                                                                                   ------------
                                                                                      7,604,169
                                                                                   ------------
            TOTAL CORPORATE BONDS
               (COST $240,863,662)                                                  239,493,010
                                                                                   ------------
            ASSET-BACKED SECURITIES (4.8%)
            FINANCE/RENTAL/LEASING
    1,069   CIT Equipment Collateral 2004-EF1 A3                 3.50   09/20/08      1,051,419
    2,406   DaimlerChrysler Auto Trust 2003-B A4                 2.86   03/09/09      2,366,340
    1,750   Ford Credit Auto Owner Trust 2005-B A3               4.17   01/15/09      1,733,008
    2,200   Harley-Davidson Motorcycle Trust 2004-2 A2           3.56   02/15/12      2,157,216
    1,400   Honda Auto Receivables Owner Trust 2005-2 A3         3.93   01/15/09      1,381,995
    3,500   MBNA Credit Card Master Note Trust 2004-A4           2.70   09/15/09      3,426,567
    2,425   TXU Electric Delivery Transition Bond
               Co. LLC 2004-1 A2                                 4.81   11/17/14      2,327,111
      719   USAA Auto Owner Trust 2004-2 A3                      3.03   06/16/08        714,054
    2,100   USAA Auto Owner Trust 2005-1 A3                      3.90   07/15/09      2,075,099
    1,700   Volkswagen Auto Lease Trust 2005-A A3                3.82   05/20/08      1,686,173
                                                                                    ------------
            TOTAL ASSET-BACKED SECURITIES
               (COST $19,297,130)                                                     18,918,982
                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                       COUPON             MATURITY
THOUSANDS                                                        RATE                DATE              VALUE
---------------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCIES & OBLIGATIONS (13.4%)
$       3   Federal Home Loan Mortgage Corp.                     11.50%            05/01/19        $      3,573
            Federal Home Loan Mortgage Corp. Gold
        6                                                         6.50             12/01/28               6,450
       48                                                         8.50       01/01/22 - 12/01/24         51,957
            Federal National Mortgage Assoc.
      211                                                         7.50       06/01/28 - 04/01/32        218,091
    1,913                                                         8.00       08/01/29 - 04/01/32      2,019,824
        2                                                         9.00       06/01/21 - 01/01/25          2,356
            Government National Mortgage Assoc.
        1                                                         7.50       04/15/24                     1,014
      628                                                         8.00       10/15/24 - 11/15/29        667,376
      105                                                         8.50       06/15/17 - 03/01/28        113,125
      103                                                         9.00       07/15/24 - 11/15/24        111,819
        6                                                        10.00       05/15/16 - 04/15/19          6,946
            U.S. Treasury Bond
   28,950                                                    6.125 - 6.375         08/15/27          32,361,424
            U.S. Treasury Note
    3,535   +++                                                   4.25             08/15/13           3,355,196
   15,330                                                         4.25       08/15/13 - 11/15/13     14,517,405
                                                                                                   ------------
            TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
               (COST $56,490,214)                                                                    53,436,556
                                                                                                   ------------
            FOREIGN GOVERNMENT OBLIGATIONS (1.2%)
   20,405   Mexican Fixed Rate Bond                              10.00             12/05/24           1,885,200
    2,545   United Mexican States (Mexico) (Series MTNA)          8.00             09/24/22           2,844,038
                                                                                                   ------------
            TOTAL FOREIGN GOVERNMENT OBLIGATIONS
               (COST $4,551,215)                                                                      4,729,238
                                                                                                   ------------
            SHORT-TERM INVESTMENTS (a)(20.1%)
            U.S. GOVERNMENT AGENCY & OBLIGATION
   79,100   Federal Home Loan Bank                                4.95             07/03/06          79,078,248
      700   U.S. Treasury Bill**                                  4.26             07/13/06             699,006
                                                                                                   ------------
            TOTAL SHORT-TERM INVESTMENTS
               (COST $79,777,254)                                                                    79,777,254
                                                                                                   ------------
            TOTAL INVESTMENTS
               (COST $400,979,475) (b)(c)                                              99.7%        396,355,040
            OTHER ASSETS IN EXCESS OF LIABILITIES                                       0.3           1,331,556
                                                                                      -----        ------------
            NET ASSETS                                                                100.0%       $397,686,596
                                                                                      =====        ============

                        SEE NOTES TO FINANCIAL STATEMENTS

----------
FSA  FINANCIAL SECURITY ASSURANCE INC.

*    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.

** A PORTION OF THIS SECURITY HAS BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS IN THE AMOUNT OF $403,920.

+    FLOATING RATE SECURITY, RATE SHOWN IS THE RATE IN EFFECT AT JUNE 30, 2006.

+++  SECURITY PURCHASED ON A FORWARD COMMITMENT BASIS.

(a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.

(b) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN A AMOUNT EQUAL TO $115,283,780 IN CONNECTION WITH OPEN FUTURES CONTRACTS.

(c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $4,052,529 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $8,676,964 RESULTING IN NET UNREALIZED DEPRECIATION OF $4,624,435.

FUTURES CONTRACTS OPEN AT JUNE 30, 2006:

                                                                           UNREALIZED
NUMBER OF                   DESCRIPTION, DELIVERY      UNDERLYING FACE    APPRECIATION
CONTRACTS   LONG/SHORT          MONTH AND YEAR         AMOUNT AT VALUE   (DEPRECIATION)
---------------------------------------------------------------------------------------
   716      Long         U.S. Treasury Bond 10 year,
                         September 2006                  $75,079,316       $(348,888)
     5      Short        U.S. Treasury Note 5 year,
                         September 2006                     (517,031)          1,158
    15      Short        U.S. Treasury Bond 2 year,
                         September 2006                   (1,599,844)          3,240
   171      Short        U.S. Treasury Note 2 year,
                         September 2006                  (34,675,595)         64,389
                                                                           ---------
   Net Unrealized Depreciation                                             $(280,101)
                                                                           =========

LONG-TERM CREDIT ANALYSIS*
AAA                          39.3%
AA                            5.6
A                            20.7
BBB                          29.2
BB                            2.4
B                             2.8
                            -----
                            100.0%
                            =====

----------
* DOES NOT INCLUDE OPEN LONG FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $75,079,316 WITH UNREALIZED DEPRECIATION OF $348,888 AND OPEN SHORT FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $36,792,470 WITH UNREALIZED APPRECIATION OF $68,787.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield

PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                           COUPON     MATURITY
THOUSANDS                                            RATE        DATE        VALUE
------------------------------------------------------------------------------------
            CORPORATE BONDS (94.4%)
            ADVERTISING/MARKETING SERVICES (0.1%)
$    75     Advanstar Communications, Inc.           10.75%    08/15/10   $   80,812
                                                                          ----------
            AEROSPACE & DEFENSE (1.0%)
    650     K&F Acquisition Inc.                      7.75     11/15/14      643,500
                                                                          ----------
            ALUMINUM (1.0%)
    665     Novelis, Inc. - 144A*(Canada)             7.50**   02/15/15      641,725
                                                                          ----------
            APPAREL/FOOTWEAR (2.0%)
    825     Levi Strauss & Co.                        9.74**   04/01/12      843,562
    180     Oxford Industries, Inc.                  8.875     06/01/11      180,900
    205     Phillips-Van Heusen Corp.                 7.25     02/15/11      203,975
                                                                          ----------
                                                                           1,228,437
                                                                          ----------
            APPAREL/FOOTWEAR RETAIL (0.6%)
    330     Brown Shoe Co., Inc.                      8.75     05/01/12      340,725
                                                                          ----------
            AUTO PARTS: O.E.M. (1.1%)
    180     ArvinMeritor, Inc.                        8.75     03/01/12      176,400
    470     TRW Automotive, Inc.                     9.375     02/15/13      501,725
                                                                          ----------
                                                                             678,125
                                                                          ----------
            BROADCASTING (0.8%)
    375     LIN Television Corp.                      6.50     05/15/13      344,062
    160     LIN Television Corp. (Series B)           6.50     05/15/13      146,800
                                                                          ----------
                                                                             490,862
                                                                          ----------
            BUILDING PRODUCTS (2.0%)
    115     Interface Inc.                            7.30     04/01/08      116,150
    455     Interface Inc.                            9.50     02/01/14      472,062
    145     Interface Inc.                          10.375     02/01/10      159,319
    505     Nortek Inc.                               8.50     09/01/14      491,112
                                                                          ----------
                                                                           1,238,643
                                                                          ----------
            CABLE/SATELLITE TV (3.5%)
    600     Cablevision Systems Corp. (Series B)      9.62**   04/01/09      639,000
    182     CCH I LLC                                11.00     10/01/15      160,160
    245     Echostar DBS Corp.                       6.375     10/01/11      235,200
    350     Echostar DBS Corp.                       6.625     10/01/14      329,875
     45     Intelsat Bermuda Ltd.                     8.25     01/15/13       44,888
    440     Intelsat Bermuda Ltd.                    8.625     01/15/15      443,300
    330     Intelsat Bermuda Ltd.                    9.613**   01/15/12      334,950
                                                                          ----------
                                                                           2,187,373
                                                                          ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON      MATURITY
THOUSANDS                                                          RATE         DATE        VALUE
---------------------------------------------------------------------------------------------------
            CASINO/GAMING (4.9%)
$  4,485    Aladdin Gaming Holdings/Capital Corp. LLC
               (Series B) (a)(b)(f)                                13.50%     03/01/10   $        0
     680    Isle of Capri Casinos                                   7.00      03/01/14      645,150
     555    Las Vegas Sands Corp.                                  6.375      02/15/15      517,538
   1,225    MGM Mirage Inc.                                         6.00      10/01/09    1,197,438
   7,210    Resort At Summerlin LP/Ras Co. (Series B) (a)(b)(f)    13.00+     12/15/07            0
     700    Station Casinos, Inc.                                   6.00      04/01/12      658,875
                                                                                         ----------
                                                                                          3,019,001
                                                                                         ----------
            CHEMICALS: MAJOR DIVERSIFIED (1.2%)
     437    Huntsman ICI Chemicals                                10.125      07/01/09      445,740
     290    Westlake Chemical Corp.                                6.625      01/15/16      269,338
                                                                                         ----------
                                                                                            715,078
                                                                                         ----------
            CHEMICALS: SPECIALTY (4.8%)
     490    Equistar Chemical Funding                             10.125      09/01/08      518,175
     185    Equistar Chemical Funding                             10.625      05/01/11      199,569
     335    Innophos, Inc.                                         8.875      08/15/14      331,650
     314    Innophos, Inc.                                         13.17**+   02/15/15      316,007
     175    Koppers Industry Inc.                                  9.875      10/15/13      188,563
     318    Millennium America, Inc.                                9.25      06/15/08      327,540
     275    Nalco Co.                                               7.75      11/15/11      275,688
     385    Nalco Co.                                              8.875      11/15/13      389,813
     420    Rockwood Specialties, Inc.                            10.625      05/15/11      450,975
                                                                                         ----------
                                                                                          2,997,980
                                                                                         ----------
            COAL (1.2%)
     140    Foundation PA Coal Co.                                  7.25      08/01/14      137,200
     635    Massey Energy Co. - 144A*                              6.875      12/15/13      593,725
                                                                                         ----------
                                                                                            730,925
                                                                                         ----------
            COMMERCIAL PRINTING/FORMS (0.6%)
     430    Quebecor World Capital Corp. - 144A*(Canada)            8.75      03/15/16      394,525
                                                                                         ----------
            CONTAINERS/PACKAGING (3.3%)
     360    Graham Packaging Company Inc.                           8.50      10/15/12      354,600
     415    Graham Packaging Company Inc.                          9.875      10/15/14      412,925
     495    Graphic Packaging International Corp.                   9.50      08/15/13      492,525
     400    Owens-Brockway Glass Containers Corp.                   8.75      11/15/12      418,500
      60    Owens-Illinois, Inc.                                    7.35      05/15/08       60,750
     285    Owens-Illinois, Inc.                                    7.50      05/15/10      280,013
                                                                                         ----------
                                                                                          2,019,313
                                                                                         ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                              COUPON   MATURITY
THOUSANDS                                               RATE      DATE       VALUE
-------------------------------------------------------------------------------------
            DATA PROCESSING SERVICES (0.6%)
$      35   Sungard Data Systems Inc. - 144A*           8.525%  08/15/13   $   36,794
      345   Sungard Data Systems Inc. - 144A*           9.125   08/15/13      359,663
                                                                           ----------
                                                                              396,457
                                                                           ----------
            DRUGSTORE CHAINS (1.0%)
      320   Jean Coutu Group PJC Inc. (Canada)          7.625   08/01/12      312,000
      305   Rite Aid Corp.                              8.125   05/01/10      308,050
                                                                           ----------
                                                                              620,050
                                                                           ----------
            ELECTRIC UTILITIES (6.3%)
      370   AES Corp. (The)                              7.75   03/01/14      373,700
       42   AES Corp. (The)                             8.875   02/15/11       44,310
       54   AES Corp. (The)                             9.375   09/15/10       58,050
      150   AES Corp. (The) - 144A*                      9.00   05/15/15      162,000
      595   CMS Energy Corp.                             7.50   01/15/09      605,413
      275   IPALCO Enterprises, Inc.                    8.375   11/14/08      283,938
      115   IPALCO Enterprises, Inc.                    8.625   11/14/11      122,475
      365   Monongahela Power Co.                        5.00   10/01/06      364,162
      415   MSW Energy Holdings/Finance                 7.375   09/01/10      417,075
       80   MSW Energy Holdings/Finance                  8.50   09/01/10       82,800
      290   Nevada Power Co.                             8.25   06/01/11      311,437
      271   Nevada Power Co.                             9.00   08/15/13      294,671
      785   PSEG Energy Holdings Inc.                   8.625   02/15/08      808,550
                                                                           ----------
                                                                            3,928,581
                                                                           ----------
            ELECTRICAL PRODUCTS (1.0%)
      602   Ormat Funding Corp.                          8.25   12/30/20      619,966
                                                                           ----------
            ENVIRONMENTAL SERVICES (1.3%)
      280   Allied Waste North America, Inc.             5.75   02/15/11      262,500
      120   Allied Waste North America, Inc.            6.375   04/15/11      115,800
      355   Allied Waste North America, Inc.            7.875   04/15/13      356,775
       55   Allied Waste North America, Inc.             8.50   12/01/08       57,200
        9   Allied Waste North America, Inc.             9.25   09/01/12        9,585
                                                                           ----------
                                                                              801,860
                                                                           ----------
            FINANCE/RENTAL/LEASING (1.1%)
      380   Ford Motor Credit Corp.                      5.80   01/12/09      347,352
      350   Residential Capital Corp.                   6.375   06/30/10      345,536
                                                                           ----------
                                                                              692,888
                                                                           ----------
            FINANCIAL CONGLOMERATES (1.6%)
      460   General Motors Acceptance Corp.             4.375   12/10/07      441,384
      600   General Motors Acceptance Corp.             6.875   09/15/11      573,107
                                                                           ----------
                                                                            1,014,491
                                                                           ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                              COUPON   MATURITY
THOUSANDS                                               RATE      DATE       VALUE
-------------------------------------------------------------------------------------
            FOOD RETAIL (1.7%)
$     365   Albertson's, Inc.                            7.25%  05/01/13   $  349,123
      145   Albertson's, Inc.                            7.50   02/15/11      143,995
      200   CA FM Lease Trust - 144A*                    8.50   07/15/17      212,326
      350   Delhaize America, Inc.                      8.125   04/15/11      369,839
                                                                           ----------
                                                                            1,075,283
                                                                           ----------
            FOOD: MEAT/FISH/DAIRY (3.7%)
      325   Michael Foods Inc. (Series B)                8.00   11/15/13      320,938
      710   Pilgrim's Pride Corp.                       9.625   09/15/11      741,950
      470   PPC Escrow Corp.                             9.25   11/15/13      471,175
      170   Smithfield Foods Inc.                        7.00   08/01/11      165,325
       75   Smithfield Foods Inc.                        7.75   05/15/13       73,875
      535   Smithfield Foods Inc. (Series B)             8.00   10/15/09      543,025
                                                                           ----------
                                                                            2,316,288
                                                                           ----------
            FOREST PRODUCTS (1.4%)
      375   Covalence Specialty Material - 144A*        10.25   03/01/16      361,875
      220   Crown Americas Inc. - 144A*                 7.625   11/15/13      217,250
  EUR 200   Crown Euro Holdings SA (France)              6.25   09/01/11      266,609
                                                                           ----------
                                                                              845,734
                                                                           ----------
            GAS DISTRIBUTORS (0.1%)
$      45   Northwest Pipeline Corp.                    8.125   03/01/10       47,025
                                                                           ----------
            HOME BUILDING (0.5%)
      165   Tech Olympic USA, Inc.                     10.375   07/01/12      159,225
      180   Tech Olympic USA, Inc. (Issued 02/03/03)     9.00   07/01/10      175,950
                                                                           ----------
                                                                              335,175
                                                                           ----------
            HOME FURNISHINGS (0.5%)
      270   Tempur-Pedic Inc.                           10.25   08/15/10      286,200
                                                                           ----------
            HOSPITAL/NURSING MANAGEMENT (2.9%)
      515   Community Health System Inc.                 6.50   12/15/12      491,181
      395   HCA, Inc.                                    6.30   10/01/12      373,481
      200   HCA, Inc.                                    8.70   02/10/10      210,266
       90   HCA, Inc.                                    8.75   09/01/10       95,334
      405   Medcath Holdings Corp.                      9.875   07/15/12      420,188
      165   Tenet Healthcare Corp.                      7.375   02/01/13      151,388
       85   Tenet Healthcare Corp.                      9.875   07/01/14       85,425
                                                                           ----------
                                                                            1,827,263
                                                                           ----------
            HOTELS/RESORTS/CRUISELINES (0.3%)
      190   Starwood Hotels & Resorts Worldwide, Inc.   7.875   05/01/12      199,263
                                                                           ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                       COUPON      MATURITY
THOUSANDS                                                        RATE         DATE        VALUE
-------------------------------------------------------------------------------------------------
            INDUSTRIAL MACHINERY (0.2%)
$   100     Goodman Global Holding Company, Inc. (Series B)      8.329**%   06/15/12   $  100,500
                                                                                       ----------
            INDUSTRIAL SPECIALTIES (1.6%)
    560     Johnsondiversy, Inc.                                 9.625      05/15/12      560,000
    405     UCAR Finance, Inc.                                   10.25      02/15/12      429,300
                                                                                       ----------
                                                                                          989,300
                                                                                       ----------
            MEDIA CONGLOMERATES (1.1%)
    671     Canwest Media Inc. (Canada)                           8.00      09/15/12      667,646
                                                                                       ----------
            MEDICAL DISTRIBUTORS (1.2%)
    745     AmerisourceBergen Corp. - 144A*                      5.625      09/15/12      715,200
                                                                                       ----------
            MEDICAL SPECIALTIES (1.0%)
    655     Fisher Scientific International, Inc.                6.125      07/01/15      634,531
                                                                                       ----------
            MEDICAL/NURSING SERVICES (1.6%)
    330     DaVita Inc.                                          6.625      03/15/13      315,150
    570     Fresenius Medical Care Capital Trust                 7.875      06/15/11      578,550
    95      Fresenius Medical Care Capital Trust II (Units)++    7.875      02/01/08      96,663
                                                                                       ----------
                                                                                          990,363
                                                                                       ----------
            METAL FABRICATIONS (1.1%)
    215     General Cable Corp.                                   9.50      11/15/10      228,975
    460     Hexcell Corp.                                         6.75      02/01/15      432,400
                                                                                       ----------
                                                                                          661,375
                                                                                       ----------
            MISCELLANEOUS COMMERCIAL SERVICES (1.4%)
    295     Iron Mountain Inc.                                    7.75      01/15/15      283,200
    585     Iron Mountain Inc.                                   8.625      04/01/13      587,925
                                                                                       ----------
                                                                                          871,125
                                                                                       ----------
            MISCELLANEOUS MANUFACTURING (0.3%)
    205     Propex Fabrics Inc.                                  10.00      12/01/12      188,600
                                                                                       ----------
            MOTOR VEHICLES (1.9%)
    470     Ford Motor Co.                                        7.45      07/16/31      341,925
    175     General Motors Corp.                                 7.125      07/15/13      144,813
    820     General Motors Corp.                                 8.375      07/15/33      664,200
                                                                                       ----------
                                                                                        1,150,938
                                                                                       ----------
            MOVIES/ENTERTAINMENT (0.5%)
    285     AMC Entertainment Inc.                                9.42**    08/15/10      294,975
                                                                                       ----------
            OIL & GAS PIPELINES (3.5%)
    295     Colorado Interstate Gas Co. - 144A*                   6.80      11/15/15      285,809
    495     El Paso Production Holdings                           7.75      06/01/13      501,187
    375     Pacific Energy Partners/Finance                      7.125      06/15/14      380,625

                       SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                      COUPON   MATURITY
THOUSANDS                                                       RATE      DATE        VALUE
---------------------------------------------------------------------------------------------
$   155     Southern Natural Gas                                8.875%  03/15/10   $  164,494
    835     Williams Companies, Inc. (The)                      7.875   09/01/21      851,700
                                                                                   ----------
                                                                                    2,183,815
                                                                                   ----------
            OIL & GAS PRODUCTION (4.4%)
    510     Chaparral Energy Inc. - 144A*                        8.50   12/01/15      510,000
    125     Chesapeake Energy Corp.                             6.375   06/15/15      116,562
    185     Chesapeake Energy Corp.                             6.625   01/15/16      172,975
    565     Chesapeake Energy Corp.                              7.50   09/15/13      569,237
    28      Chesapeake Energy Corp.                              7.75   01/15/15       28,210
    100     Chesepeaks Energy Corp.                             7.625   07/15/13      101,125
    385     Hilcorp Energy/Finance - 144A*                       7.75   11/01/15      369,600
    280     Hilcorp Energy/Finance - 144A*                      10.50   09/01/10      303,100
    140     Magnum Hunter Resources, Inc.                        9.60   03/15/12      148,400
    410     Pogo Producing Co.                                  6.875   10/01/17      381,812
                                                                                   ----------
                                                                                    2,701,021
                                                                                   ----------
            OIL REFINING/MARKETING (0.6%)
    345     Husky Oil Ltd.                                       8.90   08/15/28      364,492
                                                                                   ----------
            OILFIELD SERVICES/EQUIPMENT (1.4%)
    175     Compagnie Generale de Geophysique S.A.               7.50   05/15/15      171,938
    135     Hanover Compressor Co.                              8.625   12/15/10      140,400
    185     Hanover Compressor Co.                               9.00   06/01/14      194,250
    128     Hanover Equipment Trust 2001 A (Series A)            8.50   09/01/08      131,840
    210     Hanover Equipment Trust 2001 B (Series B)            8.75   09/01/11      217,350
                                                                                   ----------
                                                                                      855,778
                                                                                   ----------
            OTHER METALS/MINERALS (0.0%)
    355     Murrin Holdings Property Ltd. (Australia) (b)(f)    9.375   08/31/07            0
                                                                                   ----------
            OTHER TRANSPORTATION (1.1%)
    710     CHC Helicopter Corp. (Canada)                       7.375   05/01/14      685,150
                                                                                   ----------
            PHARMACEUTICALS: MAJOR (1.4%)
    490     VWR International Inc.                              6.875   04/15/12      470,400
    400     Warner Chilctt Corp. - 144A*                         8.75   02/01/15      414,000
                                                                                   ----------
                                                                                      884,400
                                                                                   ----------
            PUBLISHING: BOOKS/MAGAZINES (2.2%)
    206     Dex Media East/Finance                             12.125   11/15/12      232,265
    327     Dex Media West/Finance                              9.875   08/15/13      356,020
    335     Houghton Mifflin Co.                                 8.25   02/01/11      340,862
    395     Houghton Mifflin Co.                                9.875   02/01/13      411,787
                                                                                   ----------
                                                                                    1,340,934
                                                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                      COUPON    MATURITY
THOUSANDS                                                       RATE       DATE       VALUE
----------------------------------------------------------------------------------------------
            PULP & PAPER (0.5%)
$     255   Abitibi-Consolidated Inc. (Canada)                   6.00%   06/20/13   $  207,825
      110   P.H. Glatfelter - 144A*                             7.125    05/01/16      109,133
                                                                                    ----------
                                                                                       316,958
                                                                                    ----------
            REAL ESTATE INVESTMENT TRUSTS (1.7%)
      540   Host Marriott LP                                    6.375    03/15/15      510,300
      550   Host Marriott LP                                    7.125    11/01/13      550,687
                                                                                    ----------
                                                                                     1,060,987
                                                                                    ----------
            SERVICES TO THE HEALTH INDUSTRY (1.0%)
      270   National Mentor Holdings Inc. - 144A*               11.25    07/01/14      276,075
      345   Omnicare Inc.                                        6.75    12/15/13      330,337
                                                                                    ----------
                                                                                       606,412
                                                                                    ----------
            SPECIALTY STORES (2.9%)
      495   Linens' n Things, Inc. - 144A*                     10.702**  01/15/14      471,487
      580   Petro Stopping Centers LP/Petro Financial Corp.      9.00    02/15/12      578,550
      770   Sonic Automotive, Inc.                              8.625    08/15/13      766,150
                                                                                    ----------
                                                                                     1,816,187
                                                                                    ----------
            SPECIALTY TELECOMMUNICATIONS (3.0%)
      320   American Tower Corp.                                7.125    10/15/12      320,800
      310   American Tower Corp.                                 7.50    05/01/12      314,650
       98   Panamsat Corp.                                       9.00    08/15/14       99,960
      735   Panamsat Holding Corp.                             10.375++  11/01/14      546,980
      445   Qwest Communications International                   8.67**  02/15/09      455,569
    4,679   Rhythms Netconnections, Inc. (a)(b)(f)              12.75    04/15/09            0
      100   U.S. West Communications Corp.                      5.625    11/15/08       98,000
                                                                                    ----------
                                                                                     1,835,959
                                                                                    ----------
            STEEL (1.2%)
      705   Amsted Industries Inc. - 144A*                      10.25    10/15/11      757,875
                                                                                    ----------
            TELECOMMUNICATIONS (1.2%)
      357   Axtel SA (Mexico)                                   11.00    12/15/13      392,700
      615   Exodus Communications, Inc. (a)(b)(f)              11.625    07/15/10            0
      135   Nordic Tel Company - 144A*(Denmark)                 8.875    05/01/16      139,387
       65   NTL Cable PLC (Great Britain)                        8.75    04/15/14       64,837
  EUR 110   TDC AS (Denmark)                                     6.50    04/19/12      143,849
                                                                                    ----------
                                                                                       740,773
                                                                                    ----------
            TOBACCO (1.1%)
$     730   RJ Reynolds Tobacco Holdings - 144A*                 6.50    07/15/10      709,925
                                                                                    ----------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (0.6%)
      347   Manitowoc Inc. (The)                                10.50    08/01/12      378,230
                                                                                    ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                      COUPON    MATURITY
THOUSANDS                                                       RATE       DATE        VALUE
-----------------------------------------------------------------------------------------------
            WHOLESALE DISTRIBUTORS (1.1%)
$     160   Buhrmann US, Inc.                                   7.875%   03/01/15   $   158,800
      375   Buhrmann US, Inc.                                    8.25    07/01/14       375,000
      150   Nebraska Book Company, Inc.                         8.625    03/15/12       140,250
                                                                                    -----------
                                                                                        674,050
                                                                                    -----------
            WIRELESS TELECOMMUNICATIONS (1.5%)
      415   Ubiquitel Operating Co.                             9.875    03/01/11       453,387
      460   Wind Acquisition Finance SA - 144A* (Luxembourg)    10.75    12/01/15       491,050
                                                                                    -----------
                                                                                        944,437
                                                                                    -----------
            TOTAL CORPORATE BONDS
               (COST $75,712,904)                                                    58,535,484
                                                                                    -----------

NUMBER OF
 SHARES
---------
            COMMON STOCKS (d)(0.8%)
            CASINO/GAMING (0.0%)
    2,000   Fitzgeralds Gaming Corp. (+) (f)                                                  0
                                                                                         ------
            FOOD: SPECIALTY/CANDY (F)(0.0%)
      436   SFAC New Holdings Inc. (c)                                                        0
    2,375   SFAC New Holdings Inc. (++) (c)                                                   0
  120,000   Specialty Foods Acquisition Corp. - 144A*                                         0
                                                                                         ------
                                                                                              0
                                                                                         ------
            MEDICAL/NURSING SERVICES (0.0%)
  418,663   Raintree Healthcare Corp. (c)(f)                                                  0
                                                                                         ------
            RESTAURANTS (f)(0.0%)
    7,750   American Restaurant Group Holdings, Inc. - 144A*                                  0
   37,167   American Restaurant Group Holdings, Inc. (c)                                      0
    4,366   American Restaurant Group Holdings, Inc. (c)                                 19,953
   92,158   Catalina Restaurant Group (c)                                                   922
                                                                                         ------
                                                                                         20,875
                                                                                         ------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
   12,688   Birch Telecom Inc. (+++) (c)(f)                                                 127
  131,683   PFB Telecom NV (Series B) (c)(f)                                                  0
      565   XO Holdings, Inc. (c)                                                         2,486
                                                                                         ------
                                                                                          2,613
                                                                                         ------
            TELECOMMUNICATIONS (0.0%)
    2,251   Viatel Holdings Bermuda Ltd. (c)                                                157
                                                                                         ------
            TEXTILES (0.0%)
  298,461   U.S. Leather, Inc. (c)(f)                                                         0
                                                                                         ------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            WIRELESS TELECOMMUNICATIONS (0.8%)
   8,000    NII Holdings, Inc. (Class B) (c)                            $451,040
     521    USA Mobility, Inc. (c)                                         8,648
  38,444    Vast Solutions, Inc. (Class B1) (c)(f)                             0
  38,444    Vast Solutions, Inc. (Class B2) (c)(f)                             0
  38,444    Vast Solutions, Inc. (Class B3) (c)(f)                             0
                                                                        --------
                                                                         459,688
                                                                        --------
            TOTAL COMMON STOCKS
               (COST $48,387,613)                                        483,333
                                                                        --------

PRINCIPAL
AMOUNT IN                                            COUPON   MATURITY
THOUSANDS                                             RATE      DATE
---------                                            ------   --------
            CONVERTIBLE BOND(0.6%)
            TELECOMMUNICATION EQUIPMENT
$     370   Nortel Networks Corp. (Canada)
               (COST $359,989)                        4.25%   09/01/08   350,575
                                                                         -------

            FOREIGN GOVERNMENT OBLIGATION(0.5%)
MXN 3,245   Mexican Fixed Rate Bonds
               (COST $321,504)                       10.00    12/05/24   299,802
                                                                         -------

NUMBER OF                                                         EXPIRATION
 WARRANTS                                                            DATE
---------                                                         ----------
            WARRANTS (d)(0.0%)
            CASINO/GAMING (f)(0.0%)
  83,500    Aladdin Gaming Enterprises, Inc. - 144A*               03/01/10        0
   6,000    Resort At Summerlin LP - 144A*                         12/15/07        0
                                                                               -----
                                                                                   0
                                                                               -----
            PERSONNEL SERVICES (0.0%)
  42,250    Comforce Corp. - 144A*(f)                              12/01/09        0
                                                                               -----
            RESTAURANTS (0.0%)
   1,500    American Restaurant Group Holdings, Inc. - 144A*(f)    08/15/08        0
                                                                               -----
            SPECIALTY TELECOMMUNICATIONS (0.0%)
   1,132    XO Holdings, Inc. (Series A)(c)                        01/16/10      973
     849    XO Holdings, Inc. (Series B)(c)                        01/16/10      416
     849    XO Holdings, Inc. (Series C)(c)                        01/16/10      310
                                                                               -----
                                                                               1,699
                                                                               -----
            TOTAL WARRANTS
               (COST $128,480)                                                 1,699
                                                                               -----

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                           COUPON   MATURITY
THOUSANDS                                            RATE     DATE         VALUE
-----------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT (1.9%)
            REPURCHASE AGREEMENT
$  1,180    The Bank of New York (dated 06/30/06;
               proceeds $1,180,533) (e)
               (COST $1,180,043)                    5.188%   07/03/06   $ 1,180,043
                                                                        -----------
            TOTAL INVESTMENTS
               (COST $126,090,533) (g)                         98.2%     60,850,936
            OTHE ASSETS IN EXCESS OF LIABILITIES                1.8       1,143,188
                                                             --------   -----------
            NET ASSETS                                        100.0%    $61,994,124
                                                             ========   ===========

----------
*    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.

**   FLOATING RATE SECURITY. RATE SHOWN IS THE RATE IN EFFECT AT JUNE 30 2006.

(+)  RESALE IS RESTRICTED; ACQUIRED (12/22/98) AT A COST BASIS OF $9,020.

(++) RESALE IS RESTRICTED; ACQUIRED (06/10/99) AT A COST BASIS OF $24.

(+++) RESALE IS RESTRICTED; ACQUIRED (BETWEEN 03/06/98 AND 08/25/98) AT A COST
      BASIS OF $6,473,685.

+    PAYMENT-IN-KIND SECURITY.

+++ CURRENTLY A ZERO COUPON BOND AND IS SCHEDULED TO PAY INTEREST AT THE RATE SHOWN AT A FUTURE SPECIFIED DATE.

++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; BONDS OR PREFERRED STOCK WITH ATTACHED WARRANTS.

(a)  ISSUER IN BANKRUPTCY.

(b)  NON-INCOME PRODUCING SECURITY; BOND IN DEFAULT.

(c)  ACQUIRED THROUGH EXCHANGE OFFER.

(d)  NON-INCOME PRODUCING SECURITIES.

(e) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOC. 5.50% DUE 06/01/36 VALUED AT $1,203,644.

(f) SECURITIES WITH TOTAL MARKET VALUE EQUAL TO $21,002 HAVE BEEN VALUED AT THEIR FAIR VALUE AS DETERMINED IN GOOD FAITH UNDER PROCEDURES ESTABLISHED BY AND UNDER THE GENERAL SUPERVISION OF THE FUND'S TRUSTEES.

(g) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,025,984 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $66,265,581, RESULTING IN NET UNREALIZED DEPRECIATION OF $65,239,597.

                        SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CONTRACT OPEN AT JUNE 30, 2006:

 CONTRACTS    IN EXCHANGE   DELIVERY    UNREALIZED
 TO DELIVER       FOR         DATE     DEPRECIATION
---------------------------------------------------
EUR 333,000     $419,520    09/27/06     $(8,857)
                                         =======

CURRENCY ABBREVIATIONS:

EUR   EURO.
MXN   MEXICAN NEW PESO.

SUMMARY OF INVESTMENTS
LONG-TERM CREDIT ANALYSIS*
A                              1.9%
BBB                            1.6
BB                            27.8
B                             49.8
CCC                           16.8
NR                             2.1
                             -----
                             100.0%
                             =====

----------
* DOES NOT INCLUDE OPEN FORWARD FOREIGN CURRENCY CONTRACT WITH UNREALIZED DEPRECIATION OF $8,857.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities

PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (97.8%)
            ALTERNATIVE POWER GENERATION (1.0%)
  66,000    Distributed Energy Systems*                              $   341,220
  95,000    FuelCell Energy, Inc.*                                       910,100
  45,000    Plug Power, Inc.*                                            210,150
  10,000    Suntech Power Holdings Co. Ltd. (ADR) (China)*               282,500
                                                                     -----------
                                                                       1,743,970
                                                                     -----------
            CABLE/SATELLITE TV (0.5%)
  22,000    Rogers Communications, Inc. (Class B)                        888,800
                                                                     -----------
            ELECTRIC UTILITIES (55.6%)
 230,000    AES Corp. (The)*                                           4,243,500
  87,000    Allegheny Energy, Inc.*                                    3,225,090
  69,000    Ameren Corp.                                               3,484,500
  82,000    American Electric Power Co., Inc.                          2,808,500
  58,000    Consolidated Edison, Inc.                                  2,577,520
  43,000    Constellation Energy Group, Inc.                           2,344,360
  55,000    Dominion Resources, Inc.                                   4,113,450
  86,000    DPL, Inc.                                                  2,304,800
 142,432    Duke Energy Corp.                                          4,183,228
 133,000    Edison International                                       5,187,000
  74,000    Entergy Corp.                                              5,235,500
  88,000    Exelon Corp.                                               5,001,040
  88,000    FirstEnergy Corp.                                          4,770,480
 135,000    FPL Group, Inc.                                            5,586,300
  50,000    Mirant Corp.*                                              1,340,000
  91,000    NRG Energy, Inc.*                                          4,384,380
  73,000    NSTAR                                                      2,087,800
 130,000    PG & E Corp.                                               5,106,400
  39,000    Pinnacle West Capital Corp.                                1,556,490
  85,000    PNM Resources Inc.                                         2,121,600
 177,000    PPL Corp.                                                  5,717,100
 121,000    SCANA Corp.                                                4,668,180
 108,000    Southern Co. (The)                                         3,461,400
  97,000    TXU Corp.                                                  5,799,630
 104,000    Wisconsin Energy Corp.                                     4,191,200
                                                                     -----------
                                                                      95,499,448
                                                                     -----------
            ELECTRONIC EQUIPMENT/INSTRUMENTS (0.8%)
  24,000    Itron, Inc.*                                               1,422,240
                                                                     -----------
            ENERGY (22.3%)
 118,000    AGL Resources, Inc.                                        4,498,160
  13,000    Anadarko Petroleum Corp.                                     619,970
  60,000    El Paso Corp.                                                900,000

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                VALUE
---------------------------------------------------------------------------------
 100,000    Equitable Resources, Inc.                                $  3,350,000
  21,000    KeySpan Corp.                                                 848,400
  27,000    Kinder Morgan, Inc.                                         2,697,030
 124,000    MDU Resources Group, Inc.                                   4,539,640
  77,000    New Jersey Resources Corp.                                  3,602,060
  21,000    Nexen, Inc.                                                 1,187,340
  46,000    Peabody Energy Corp.                                        2,564,500
  55,000    Questar Corp.                                               4,426,950
 111,000    Sempra Energy                                               5,048,280
 172,000    Williams Companies, Inc. (The)                              4,017,920
                                                                     ------------
                                                                       38,300,250
                                                                     ------------
            TELECOMMUNICATIONS (16.7%)
  59,932    ALLTEL Corp.                                                3,825,460
 134,946    AT&T Inc.                                                   3,763,644
 113,000    BellSouth Corp.                                             4,090,600
  32,750    CenturyTel, Inc.                                            1,216,662
 112,000    Crown Castle International Corp.*                           3,868,480
 183,750    Sprint Nextel Corp.                                         3,673,163
  54,860    Telefonica de Espana S.A. (ADR) (Spain)                     2,728,736
 121,000    Telefonos de Mexico S.A. (Series L) (ADR) (Mexico)          2,520,430
  61,000    Valor Communications Group, Inc.                              698,450
  71,120    Verizon Communications, Inc.                                2,381,809
                                                                     ------------
                                                                       28,767,434
                                                                     ------------
            WIRELESS TELECOMMUNICATIONS (0.9%)
  22,000    America Movil S.A. de C.V. (Series L) (ADR) (Mexico)          731,720
  13,000    NII Holdings, Inc.*                                           732,940
                                                                     ------------
                                                                        1,464,660
                                                                     ------------
            TOTAL COMMON STOCKS
               (COST $100,510,376)                                    168,086,802
                                                                     ------------

PRINCIPAL
AMOUNT IN                                         COUPON    MATURITY
THOUSANDS                                          RATE       DATE
---------                                         ------    --------
            CORPORATE BONDS (0.5%)
            ELECTRIC UTILITIES (0.5%)
$    60     Carolina Power & Light Co.             5.125%   09/15/13    57,322
    120     Cleco Power LLC                        5.375    05/01/13   114,496
    110     Commonwealth Edison Co. (Series 98)     6.15    03/15/12   111,228
     90     Duquesne Light Co. (Series O)           6.70    04/15/12    93,274
     25     Entergy Gulf States, Inc.               3.60    06/01/08    23,894
     35     Entergy Gulf States, Inc.              5.631+   12/01/09    34,663

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                    COUPON   MATURITY
THOUSANDS                                                     RATE      DATE        VALUE
---------------------------------------------------------------------------------------------
$     70    FirstEnergy Corp. (Series B)                      6.45%   11/15/11   $     71,306
      40    Indianapolis Power & Light Co. - 144A**           6.30    07/01/13         40,215
     145    Public Service Co. of New Mexico (Series B)       7.50    08/01/18        154,426
      85    Public Service Electric & Gas Co. (Series MTNB)   5.00    01/01/13         81,260
      45    TXU Energy Co.                                    7.00    03/15/13         45,994
                                                                                 ------------
                                                                                      828,078
                                                                                 ------------
            ENERGY (0.0%)
      35    Panhandle Eastern Pipe Line Co.                   4.80    08/15/08         34,139
      25    Panhandle Eastern Pipe Line Co. (Series B)        2.75    03/15/07         24,471
                                                                                 ------------
                                                                                       58,610
                                                                                 ------------
            TELECOMMUNICATIONS (0.0%)
      27    AT & T Corp.                                      7.30    11/15/11         28,693
      50    Sprint Capital Corp.                              8.375   03/15/12         55,308
                                                                                 ------------
                                                                                       84,001
                                                                                 ------------
            TOTAL CORPORATE BONDS
               (COST $976,094)                                                        970,689
                                                                                 ------------
            U.S. GOVERNMENT OBLIGATION (0.1%)
     117    U.S. Treasury Bond (COST $139,616)                6.125   08/15/29        130,126
                                                                                 ------------
            SHORT-TERM INVESTMENT (1.1%)
            REPURCHASE AGREEMENT
   1,821    The Bank of New York (dated 06/30/06;
            proceeds $1,821,523) (a)
            (COST $1,820,736)                                 5.188   07/03/06      1,820,736
                                                                                 ------------
            TOTAL INVESTMENTS
            (COST $103,446,822) (b)                                     99.5%     171,008,353
            OTHER ASSETS IN EXCESS OF LIABILITIES                        0.5          802,254
                                                                       -----     ------------
            NET ASSETS                                                 100.0%    $171,810,607
                                                                       =====     ============

----------
ADR  AMERICAN DEPOSITARY RECEIPT.

*    NON-INCOME PRODUCING SECURITY.

**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.

+    FLOATING RATE SECURITY; RATE SHOWN IS THE RATE IN EFFECT AT JUNE 30, 2006.

(a) COLLATERALIZED BY FEDERAL NATIONAL MORTAGE ASSOCIATION 5.50% DUE 06/01/36 VALUED AT $1,857,151.

(b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $68,442,483 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $880,952, RESULTING IN NET UNREALIZED APPRECIATION OF $67,561,531.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities

SUMMARY OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

                                                                      PERCENT OF
INDUSTRY                                                   VALUE      NET ASSETS
--------------------------------------------------------------------------------
Electric Utilities                                     $ 96,327,526      56.1%
Energy                                                   38,358,860      22.3
Telecommunications                                       28,851,435      16.7
Repurchase Agreement                                      1,820,736       1.1
Alternative Power Generation                              1,743,970       1.0
Wireless Telecommunications                               1,464,660       0.9
Electronic Equipment/Instruments                          1,422,240       0.8
Cable/Satellite TV                                          888,800       0.5
U.S. Government Obligation                                  130,126       0.1
                                                       ------------      ----
                                                       $171,008,353      99.5%
                                                       ============      ====

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder

PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

NUMBER OF
 SHARES                                                                VALUE
------------------------------------------------------------------------------
            COMMON STOCKS (63.8%)
            AEROSPACE & DEFENSE (1.4%)
   8,690    Northrop Grumman Corp.                                  $  556,681
  13,230    Raytheon Co.                                               589,661
                                                                    ----------
                                                                     1,146,342
                                                                    ----------
            BEVERAGES: ALCOHOLIC (0.6%)
   6,900    Diageo PLC (ADR) (United Kingdom)                          466,095
                                                                    ----------
            BEVERAGES: NON-ALCOHOLIC (1.0%)
  19,430    Coca-Cola Co. (The)                                        835,879
                                                                    ----------
            BROADCASTING (1.4%)
  35,970    Clear Channel Communications, Inc.                       1,113,272
                                                                    ----------
            CABLE/SATELLITE TV (0.4%)
   9,500    Comcast Corp. (Class A)*                                   311,030
                                                                    ----------
            CHEMICALS: MAJOR DIVERSIFIED (2.8%)
  34,640    Bayer AG (ADR) (Germany)                                 1,590,322
  15,200    Du Pont (E.I.) de Nemours & Co.                            632,320
                                                                    ----------
                                                                     2,222,642
                                                                    ----------
            COMPUTER PROCESSING HARDWARE (0.2%)
   5,221    Hewlett-Packard Co.                                        165,401
                                                                    ----------
            DEPARTMENT STORES (0.3%)
   4,590    Kohl's Corp.*                                              271,361
                                                                    ----------
            DISCOUNT STORES (1.0%)
  17,020    Wal-Mart Stores, Inc.                                      819,853
                                                                    ----------
            ELECTRIC UTILITIES (2.3%)
  14,610    American Electric Power Co., Inc.                          500,392
  10,613    Entergy Corp.                                              750,870
  11,220    FirstEnergy Corp.                                          608,236
                                                                    ----------
                                                                     1,859,498
                                                                    ----------
            FINANCE/RENTAL/LEASING (1.2%)
  17,550    Freddie Mac                                              1,000,526
                                                                    ----------
            FINANCIAL CONGLOMERATES (4.8%)
  31,540    Citigroup, Inc.                                          1,521,490
  42,148    JPMorgan Chase & Co.                                     1,770,216
  10,010    State Street Corp.                                         581,481
                                                                    ----------
                                                                     3,873,187
                                                                    ----------
            FOOD: MAJOR DIVERSIFIED (1.4%)
   5,900    ConAgra Foods Inc.                                         130,449
  43,640    Unilever N.V. (NY Registered Shares) (Netherlands)         984,082
                                                                    ----------
                                                                     1,114,531
                                                                    ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                VALUE
------------------------------------------------------------------------------
            FOOD: SPECIALTY/CANDY (0.7%)
  14,710    Cadbury Schweppes PLC (ADR) (United Kingdom)            $  571,042
                                                                    ----------
            HOUSEHOLD/PERSONAL CARE (0.7%)
  10,150    Procter & Gamble Co. (The)                                 564,340
                                                                    ----------
            INDUSTRIAL CONGLOMERATES (3.2%)
  40,570    General Electric Co.                                     1,337,187
   8,982    Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)                384,250
  10,050    Siemens AG (ADR) (Germany)                                 872,541
                                                                    ----------
                                                                     2,593,978
                                                                    ----------
            INSURANCE BROKERS/SERVICES (1.2%)
  35,000    Marsh & McLennan Companies, Inc.                           941,150
                                                                    ----------
            INTEGRATED OIL (3.9%)
  11,700    BP PLC (ADR) (United Kingdom)                              814,437
  16,228    ConocoPhillips                                           1,063,421
   5,600    Exxon Mobil Corp.                                          343,560
  13,590    Royal Dutch Shell PLC (ADR) (Class A) (United Kingdom)     910,258
                                                                    ----------
                                                                     3,131,676
                                                                    ----------
            INVESTMENT BANKS/BROKERS (3.0%)
   2,320    Goldman Sachs Group, Inc. (The)                            348,998
  17,320    Merrill Lynch & Co., Inc.                                1,204,779
  51,410    Schwab (Charles) Corp. (The)                               821,532
                                                                    ----------
                                                                     2,375,309
                                                                    ----------
            LIFE/HEALTH INSURANCE (0.3%)
  13,650    Aegon N.V. (NY Registered Shares) (Netherlands)            233,006
                                                                    ----------
            MAJOR BANKS (2.0%)
  19,955    Bank of America Corp.                                      959,835
   9,220    PNC Financial Services Group                               646,967
                                                                    ----------
                                                                     1,606,802
                                                                    ----------
            MAJOR TELECOMMUNICATIONS (3.7%)
   6,976    Embarq Corp.*                                              285,946
  23,280    France Telecom S.A. (ADR) (France)                         508,901
  54,306    Sprint Nextel Corp.                                      1,085,577
  32,214    Verizon Communications, Inc.                             1,078,847
                                                                    ----------
                                                                     2,959,271
                                                                    ----------
            MANAGED HEALTH CARE (0.4%)
   3,610    CIGNA Corp.                                                355,621
                                                                    ----------
            MEDIA CONGLOMERATES (3.5%)
  31,610    Disney (Walt) Co. (The)                                    948,300
  70,540    Time Warner, Inc.                                        1,220,342
  17,635    Viacom, Inc. (Class B)(non-voting)*                        632,038
                                                                    ----------
                                                                     2,800,680
                                                                    ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            MEDICAL SPECIALTIES (0.3%)
   8,380    Applera Corp. - Applied Biosystems Group                  $  271,093
                                                                      ----------
            MOTOR VEHICLES (0.6%)
  15,980    Honda Motor Co., Ltd. (ADR) (Japan)                          508,484
                                                                      ----------
            MULTI-LINE INSURANCE (0.7%)
   6,290    Hartford Financial Services Group, Inc. (The)                532,134
                                                                      ----------
            OIL & GAS PIPELINES (0.6%)
  19,900    Williams Companies, Inc. (The)                               464,864
                                                                      ----------
            OIL REFINING/MARKETING (0.2%)
   2,100    Marathon Oil Corp.                                           174,930
                                                                      ----------
            OILFIELD SERVICES/EQUIPMENT (0.9%)
  10,600    Schlumberger Ltd. (Netherlands Antilles)                     690,166
                                                                      ----------
            OTHER CONSUMER SERVICES (0.0%)
   1,300    Block (H.&R.), Inc.                                           31,018
                                                                      ----------
            PACKAGED SOFTWARE (1.1%)
  57,070    Symantec Corp.*                                              886,868
                                                                      ----------
            PHARMACEUTICALS: MAJOR (10.1%)
  24,110    Abbott Laboratories                                        1,051,437
  49,580    Bristol-Myers Squibb Co.                                   1,282,139
   9,670    GlaxoSmithKline PLC (ADR) (United Kingdom)                   539,586
  20,020    Lilly (Eli)& Co.                                           1,106,505
  31,400    Pfizer, Inc.                                                 736,958
  13,780    Roche Holdings Ltd. (ADR) (Switzerland)                    1,144,429
   9,190    Sanofi-Aventis (ADR) (France)                                447,553
  55,210    Schering-Plough Corp.                                      1,050,646
  16,230    Wyeth                                                        720,774
                                                                      ----------
                                                                       8,080,027
                                                                      ----------
            PRECIOUS METALS (0.9%)
  13,120    Newmont Mining Corp.                                         694,442
                                                                      ----------
            PROPERTY - CASUALTY INSURERS (3.0%)
   2,300    ACE Ltd. (Cayman Islands)                                    116,357
  17,260    Chubb Corp. (The)                                            861,274
  22,603    St. Paul Travelers Companies, Inc. (The)                   1,007,642
   6,900    XL Capital Ltd. (Class A) (Cayman Islands)                   422,970
                                                                      ----------
                                                                       2,408,243
                                                                      ----------
            REGIONAL BANKS (0.5%)
  10,800    Fifth Third Bancorp                                          399,060
                                                                      ----------
            RESTAURANTS (0.3%)
   7,740    McDonald's Corp.                                             260,064
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
            SEMICONDUCTORS (1.2%)
27,889      Intel Corp.                                              $   528,497
30,200      Micron Technology, Inc.*                                     454,812
                                                                     -----------
                                                                         983,309
                                                                     -----------
            SPECIALTY INSURANCE (0.7%)
 5,200      MGIC Investment Corp.                                        338,000
 4,400      PMI Group, Inc. (The)                                        196,152
                                                                     -----------
                                                                         534,152
                                                                     -----------
            SPECIALTY STORES (0.3%)
 6,150      Office Depot, Inc.*                                          233,700
                                                                     -----------
            TELECOMMUNICATION EQUIPMENT (0.3%)
13,915      Motorola, Inc.                                               280,387
                                                                     -----------
            TOBACCO (0.7%)
 7,690      Altria Group, Inc.                                           564,677
                                                                     -----------
            TOTAL COMMON STOCKS
               (COST $44,470,437)                                     51,330,110
                                                                     -----------

PRINCIPAL
AMOUNT IN                                            COUPON   MATURITY
THOUSANDS                                             RATE      DATE
---------                                            ------   --------
            CONVERTIBLE BONDS (14.7%)
            AIRLINES (1.9%)
$  1,500    Continental Airlines Inc.                 4.50%   02/01/07   1,488,750
                                                                         ---------
            CABLE/SATELLITE TV (1.2%)
   1,000    Echostar Communications Corp.             5.75    05/15/08     985,000
                                                                         ---------
            ELECTRIC UTILITIES (0.6%)
     173    PG&E Corp.                                9.50    06/30/10     494,131
                                                                         ---------
            ELECTRONIC COMPONENTS (1.2%)
   1,000    SCI Systems, Inc.                         3.00    03/15/07     972,500
                                                                         ---------
            ELECTRONIC PRODUCTION EQUIPMENT (1.3%)
   1,100    Veeco Instruments, Inc.                  4.125    12/21/08   1,075,250
                                                                         ---------
            HOTELS/RESORTS/CRUISELINES (1.6%)
   1,000    Hilton Hotels Corp. - 144A**             3.375    04/15/23   1,317,500
                                                                         ---------
            HOUSEHOLD/PERSONAL CARE (1.6%)
   1,000    Church & Dwight Co., Inc. - 144A**        5.25    08/15/33   1,265,000
                                                                         ---------
            INTERNET RETAIL (1.1%)
     901    Amazon.com, Inc.                          4.75    02/01/09     868,339
                                                                         ---------
            MEDIA CONGLOMERATES (1.5%)
   1,080    Disney (Walt) Co. (The)                  2.125    04/15/23   1,194,750
                                                                         ---------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                              COUPON   MATURITY
THOUSANDS                                               RATE      DATE        VALUE
--------------------------------------------------------------------------------------
            SEMICONDUCTORS (2.7%)
$  1,450    Intel Corp. - 144A**                        2.95%   12/15/35   $ 1,227,062
     950    Skyworks Solutions, Inc.                    4.75    11/15/07       951,188
                                                                             2,178,250
                                                                           -----------
            TOTAL CONVERTIBLE BONDS
               (COST $11,372,632)                                           11,839,470
                                                                           -----------
            CORPORATE BONDS (11.9%)
            AGRICULTURAL COMMODITIES/MILLING (1.8%)
   1,460    Corn Products International Inc.            8.25    07/15/07     1,487,245
                                                                           -----------
            BROADCASTING (1.6%)
   1,200    Clear Channel Communications, Inc.          8.00    11/01/08     1,248,300
                                                                           -----------
            BUILDING PRODUCTS (1.6%)
   1,200    American Standard, Inc.                     8.25    06/01/09     1,266,663
                                                                           -----------
            HOME BUILDING (1.5%)
   1,200    Toll Corp.                                  8.25    02/01/11     1,239,000
                                                                           -----------
            HOTELS/RESORTS/CRUISELINES (2.6%)
   2,000    Starwood Hotels & Resorts Worldwide, Inc.  7.875    05/01/12     2,097,500
                                                                           -----------
            MEDICAL/NURSING SERVICES (1.6%)
   1,200    Roto-Rooter Inc.                            8.75    02/24/11     1,266,000
                                                                           -----------
            PUBLISHING: NEWSPAPERS (1.2%)
   1,000    Media General Inc.                          6.95    09/01/06     1,000,867
                                                                           -----------
             TOTAL CORPORATE BONDS
                (COST $9,626,419)                                            9,605,575
                                                                           -----------

NUMBER OF
  SHARES
---------
            CONVERTIBLE PREFERRED STOCKS (6.9%)
            FINANCIAL CONGLOMERATES (1.0%)
  27,000    Citigroup Funding Inc. (Series GNW)                                837,000
                                                                             ---------
            INVESTMENT BANKS/BROKERS (1.2%)
  38,000    Lehman Brothers Holdings Inc. (Series GIS) $1.5625                 992,560
                                                                             ---------
            LIFE/HEALTH INSURANCE (1.5%)
  44,000    MetLife, Inc (Series B) $6.375 (Note 4)                          1,213,080
                                                                             ---------
            PHARMACEUTICALS: MAJOR (0.4%)
   6,200    Schering-Plough Corp. $3.00                                        312,046
                                                                             ---------
            PROPERTY - CASUALTY INSURERS (0.9%)
  30,000    Travelers Property Casualty Corp. $1.125                           735,600
                                                                             ---------

                       SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                    VALUE
-----------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS (0.6%)
  9,000     Equity Residential Properties Trust (Series E) $1.75         $  443,250
                                                                         ----------
            TELECOMMUNICATION EQUIPMENT (1.3%)
  1,000     Lucent Technologies Capital Trust I $7.50                     1,015,000
                                                                         ----------
            TOTAL CONVERTIBLE PREFERRED STOCKS
               (COST $5,232,042)                                          5,548,536
                                                                         ----------

PRINCIPAL
AMOUNT IN                                           COUPON   MATURITY
THOUSANDS                                            RATE      DATE
---------                                           ------   --------
            SHORT-TERM INVESTMENT(2.3%)
            REPURCHASE AGREEMENT
  $1,849    The Bank of New York (dated 06/30/06;
               proceeds $1,850,060) (a)
               (COST $1,849,261)                    5.188%   07/03/06     1,849,261
                                                                        -----------
            TOTAL INVESTMENTS
               (COST $72,550,791)(b)                           99.6%     80,172,952
            OTHER ASSETS IN EXCESS OF LIABILITIES               0.4         320,372
                                                              -----     -----------
            NET ASSETS                                        100.0%    $80,493,324
                                                              =====     ===========

----------
ADR AMERICAN DEPOSITARY RECEIPT.

*    NON-INCOME PRODUCING SECURITY.

**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.

(a) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOC. 5.50% DUE 06/01/36 VALUED AT $1,886,246.

(b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $10,526,926 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,864,765, RESULTING IN NET UNREALIZED APPRECIATION OF $7,622,161.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder

SUMMARY OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

                                                                      PERCENT OF
INDUSTRY                                                   VALUE      NET ASSETS
--------------------------------------------------------------------------------
Pharmaceuticals: Major                                  $ 8,392,073      10.5%
Financial Conglomerates                                   4,710,187       5.8
Media Conglomerates                                       3,995,430       5.0
Investment Banks/Brokers                                  3,367,869       4.2
Hotels/Resorts/Cruiselines                                3,415,000       4.2
Semiconductors                                            3,161,559       3.9
Property - Casualty Insurers                              3,143,843       3.9
Integrated Oil                                            3,131,676       3.9
Major Telecommunications                                  2,959,271       3.7
Industrial Conglomerates                                  2,593,978       3.2
Broadcasting                                              2,361,572       3.0
Electric Utilities                                        2,353,629       2.9
Chemicals: Major Diversified                              2,222,642       2.8
Repurchase Agreement                                      1,849,261       2.3
Household/Personal Care                                   1,829,340       2.3
Major Banks                                               1,606,802       2.0
Airlines                                                  1,488,750       1.9
Life/Health Insurance                                     1,446,086       1.8
Agricultural Commodities/Milling                          1,487,245       1.8
Cable/Satellite TV                                        1,296,030       1.6
Telecommunication Equipment                               1,295,387       1.6
Building Products                                         1,266,663       1.6
Medical/Nursing Services                                  1,266,000       1.6
Home Building                                             1,239,000       1.5
Aerospace & Defense                                       1,146,342       1.4
Food: Major Diversified                                   1,114,531       1.4
Electronic Production Equipment                           1,075,250       1.3
Finance/Rental/Leasing                                  $ 1,000,526       1.2%
Publishing: Newspapers                                    1,000,867       1.2
Electronic Components                                       972,500       1.2
Insurance Brokers/Services                                  941,150       1.2
Packaged Software                                           886,868       1.1
Internet Retail                                             868,339       1.1
Beverages: Non-Alcoholic                                    835,879       1.0
Discount Stores                                             819,853       1.0
Precious Metals                                             694,442       0.9
Oilfield Services/Equipment                                 690,166       0.9
Food: Specialty/Candy                                       571,042       0.7
Tobacco                                                     564,677       0.7
Specialty Insurance                                         534,152       0.7
Multi-Line Insurance                                        532,134       0.7
Motor Vehicles                                              508,484       0.6
Beverages: Alcoholic                                        466,095       0.6
Oil & Gas Pipelines                                         464,864       0.6
Real Estate Investment Trusts                               443,250       0.6
Regional Banks                                              399,060       0.5
Managed Health Care                                         355,621       0.4
Department Stores                                           271,361       0.3
Medical Specialties                                         271,093       0.3
Restaurants                                                 260,064       0.3
Specialty Stores                                            233,700       0.3
Oil Refining/Marketing                                      174,930       0.2
Computer Processing Hardware                                165,401       0.2
Other Consumer Services                                      31,018       0.0
                                                        -----------      ----
                                                        $80,172,952      99.6%
                                                        ===========      ====

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth

PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

NUMBER OF
 SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (97.6%)
            AEROSPACE & DEFENSE (1.3%)
  126,677   Northrop Grumman Corp.                                   $ 8,114,929
                                                                     -----------
            APPAREL/FOOTWEAR (2.5%)
    6,164   J. Crew Group, Inc.*                                         169,202
   41,000   Nike, Inc. (Class B)                                       3,321,000
  182,608   V.F. Corp.                                                12,402,735
                                                                     -----------
                                                                      15,892,937
                                                                     -----------
            BEVERAGES: ALCOHOLIC (1.3%)
  121,800   Diageo PLC (ADR) (United Kingdom)                          8,227,590
                                                                     -----------
            BIOTECHNOLOGY (1.5%)
   55,448   Genentech, Inc.*                                           4,535,646
   79,900   Gilead Sciences, Inc.*                                     4,726,884
                                                                     -----------
                                                                       9,262,530
                                                                     -----------
            CHEMICALS: AGRICULTURAL (1.5%)
  109,392   Monsanto Co.                                               9,209,712
                                                                     -----------
            COMPUTER COMMUNICATIONS (1.6%)
  501,500   Cisco Systems, Inc.*                                       9,794,295
                                                                     -----------
            COMPUTER PROCESSING HARDWARE (1.1%)
   47,113   Apple Computer, Inc.*                                      2,691,095
  176,900   Dell, Inc.*                                                4,318,129
                                                                     -----------
                                                                       7,009,224
                                                                     -----------
            CONTRACT DRILLING (0.7%)
   51,500   Transocean Inc. (Cayman Islands)*                          4,136,480
                                                                     -----------
            DATA PROCESSING SERVICES (1.4%)
  192,300   Automatic Data Processing, Inc.                            8,720,805
                                                                     -----------
            DISCOUNT STORES (2.9%)
   20,200   Sears Holdings Corp.*                                      3,127,768
  305,986   Target Corp.                                              14,953,536
                                                                     -----------
                                                                      18,081,304
                                                                     -----------
            DRUGSTORE CHAINS (2.3%)
  472,003   CVS Corp.                                                $14,490,492
                                                                     -----------
            ELECTRIC UTILITIES (1.4%)
  151,354   Exelon Corp.                                               8,601,448
                                                                     -----------
            FINANCIAL CONGLOMERATES (8.3%)
  338,300   American Express Co.                                      18,004,326
  290,209   Citigroup, Inc. (Note 4)                                  13,999,682
  211,182   JPMorgan Chase & Co.                                       8,869,644
  100,065   UBS AG (Switzerland)                                      10,977,130
                                                                     -----------
                                                                      51,850,782
                                                                     -----------
            FINANCIAL PUBLISHING/SERVICES (1.5%)
  189,981   McGraw-Hill Companies, Inc. (The)                          9,542,746
                                                                     -----------
            FOOD: MAJOR DIVERSIFIED (4.1%)
  425,356   PepsiCo, Inc.                                             25,538,374
                                                                     -----------
            FOOD: SPECIALTY/CANDY (0.8%)
   88,000   Hershey Co. (The)                                          4,846,160
                                                                     -----------
            HOTELS/RESORTS/CRUISELINES (1.6%)
  169,000   Starwood Hotels & Resorts Worldwide, Inc.                 10,197,460
                                                                     -----------
            HOUSEHOLD/PERSONAL
            CARE (2.7%)
  305,146   Procter & Gamble Co. (The)                                16,966,118
                                                                     -----------
            INDUSTRIAL CONGLOMERATES (8.6%)
  255,900   3M Co.                                                    20,669,043
  310,606   General Electric Co.                                      10,237,574
  369,524   United Technologies Corp.                                 23,435,212
                                                                     -----------
                                                                      54,341,829
                                                                     -----------
            INSURANCE BROKERS/SERVICES (0.5%)
  119,300   Marsh & McLennan Companies, Inc.                           3,207,977
                                                                     -----------
            INTEGRATED OIL (6.0%)
  254,255   BP PLC (ADR) (United Kingdom)                             17,698,690
  328,207   Exxon Mobil Corp.                                         20,135,499
                                                                     -----------
                                                                      37,834,189
                                                                     -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
SHARES                                                                  VALUE
--------------------------------------------------------------------------------
            INTERNET SOFTWARE/SERVICES (2.7%)
   19,600   Google, Inc. (Class A)*                                  $ 8,218,868
  274,134   Yahoo!, Inc.*                                              9,046,422
                                                                     -----------
                                                                      17,265,290
                                                                     -----------
            INVESTMENT BANKS/BROKERS (3.5%)
   77,615   Goldman Sachs Group,
               Inc. (The)                                             11,675,624
  145,377   Merrill Lynch & Co., Inc.                                 10,112,424
                                                                     -----------
                                                                      21,788,048
                                                                     -----------
            INVESTMENT MANAGERS (2.4%)
  441,499   Mellon Financial Corp.                                    15,200,811
                                                                     -----------
            LIFE/HEALTH INSURANCE (2.7%)
  167,615   Lincoln National Corp.                                     9,460,191
  148,600   MetLife, Inc.(Note 4)                                      7,609,806
                                                                     -----------
                                                                      17,069,997
                                                                     -----------
            MAJOR BANKS (0.9%)
  122,796   Bank of America Corp.                                      5,906,488
                                                                     -----------
            MAJOR
            TELECOMMUNICATIONS (1.8%)
   71,400   ALLTEL Corp.                                               4,557,462
  329,900   Sprint Nextel Corp.                                        6,594,701
                                                                     -----------
                                                                      11,152,163
                                                                     -----------
            MANAGED HEALTH CARE (2.4%)
  182,514   Caremark Rx, Inc.                                          9,101,973
  135,969   UnitedHealth Group Inc.                                    6,088,692
                                                                     -----------
                                                                      15,190,665
                                                                     -----------
            MEDIA CONGLOMERATES (0.8%)
  284,500   Time Warner, Inc.                                          4,921,850
                                                                     -----------
            MEDICAL SPECIALTIES (4.0%)
   50,593   Alcon, Inc. (Switzerland)                                  4,985,940
  149,200   Baxter International, Inc.                                 5,484,592
   87,139   Fisher Scientific
               International Inc.*                                     6,365,504
  177,872   Medtronic, Inc.                                            8,345,754
                                                                     -----------
                                                                      25,181,790
                                                                     -----------

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
            OFFICE EQUIPMENT/SUPPLIES (1.6%)
  238,930   Pitney Bowes, Inc.                                       $ 9,867,809
                                                                     -----------
            OIL & GAS PRODUCTION (2.4%)
  345,762   XTO Energy Inc.                                           15,306,884
                                                                     -----------
            OIL REFINING/MARKETING (1.6%)
  153,500   Valero Energy Corp.                                       10,210,820
                                                                     -----------
            OILFIELD SERVICES/EQUIPMENT (2.9%)
  152,841   Halliburton Co.                                           11,342,331
  105,900   Schlumberger Ltd.
               (Netherlands Antilles)                                  6,895,149
                                                                     -----------
                                                                      18,237,480
                                                                     -----------
            OTHER CONSUMER SERVICES (0.5%)
  105,400   eBay, Inc.*                                                3,087,166
                                                                     -----------
            PACKAGED SOFTWARE (2.3%)
  106,300   Adobe Systems, Inc.*                                       3,227,268
  781,600   Oracle Corp.*                                             11,325,384
                                                                     -----------
                                                                      14,552,652
                                                                     -----------
            PHARMACEUTICALS: MAJOR (4.4%)
   90,615   Johnson & Johnson                                          5,429,651
  190,200   Pfizer, Inc.                                               4,463,994
  404,380   Wyeth                                                     17,958,516
                                                                     -----------
                                                                      27,852,161
                                                                     -----------
            PROPERTY - CASUALTY
            INSURERS (0.5%)
   50,300   XL Capital Ltd. (Class A)
               (Cayman Islands)                                        3,083,390
                                                                     -----------
            REGIONAL BANKS (0.5%)
   79,500   Fifth Third Bancorp                                        2,937,525
                                                                     -----------
            SEMICONDUCTORS (2.6%)

  227,800   Intel Corp.                                                4,316,810
   43,700   Marvell Technology
               Group, Ltd. (Bermuda)*                                  1,937,221
  333,405   Texas Instruments Inc.                                    10,098,837
                                                                     -----------
                                                                      16,352,868
                                                                     -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                               VALUE
--------------------------------------------------------------------------------
            TELECOMMUNICATION
            EQUIPMENT (1.5%)
  108,900   Nokia Corp. (ADR) (Finland)                            $  2,206,314
  187,975   QUALCOMM, Inc.                                            7,532,158
                                                                   ------------
                                                                      9,738,472
                                                                   ------------
            TOBACCO (2.0%)
  175,144   Altria Group, Inc.                                       12,860,824
                                                                   ------------
            TOTAL COMMON STOCKS
               (COST $506,128,672)                                  613,632,534
                                                                   ------------

NUMBER OF
WARRANTS
-------------------------------------------------------------------
            WARRANT(0.0%)
            AEROSPACE & DEFENSE (0.0%)
   23,773   Raytheon Co*
               (COST $290,030)                                          300,728
                                                                   ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
-------------------------------------------------------------------
            SHORT-TERM INVESTMENT(a)(2.4%)
            U.S. GOVERNMENT AGENCY
 $ 15,100   Federal Home Loan Banks
            4.95% due 07/03/06
               (COST $15,095,848)                                    15,095,848
                                                                   ------------

TOTAL INVESTMENTS
   (COST $521,514,550)(b)                                  100.0%   629,029,110
LIABILITIES IN EXCESS OF
   OTHER ASSETS                                             (0.0)      (127,115)
                                                           -----   ------------
NET ASSETS                                                 100.0%  $628,901,995
                                                           =====   ============

----------
ADR AMERICAN DEPOSITARY RECEIPT.

*    NON-INCOME PRODUCING SECURITY.

(A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.

(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $116,933,910 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $9,419,350, RESULTING IN NET UNREALIZED APPRECIATION OF $107,514,560.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth

SUMMARY OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

                                                                      PERCENT OF
INDUSTRY                                                    VALUE     NET ASSETS
--------------------------------------------------------------------------------
Industrial Conglomerates                               $ 54,341,829       8.6%
Financial Conglomerates                                  51,850,782       8.3
Integrated Oil                                           37,834,189       6.0
Pharmaceuticals: Major                                   27,852,161       4.4
Food: Major Diversified                                  25,538,374       4.1
Medical Specialties                                      25,181,790       4.0
Investment Banks/Brokers                                 21,788,048       3.5
Oilfield Services/Equipment                              18,237,480       2.9
Discount Stores                                          18,081,304       2.9
Internet Software/Services                               17,265,290       2.7
Life/Health Insurance                                    17,069,997       2.7
Household/Personal Care                                  16,966,118       2.7
Semiconductors                                           16,352,868       2.6
Apparel/Footwear                                         15,892,937       2.5
Oil & Gas Production                                     15,306,884       2.4
Investment Managers                                      15,200,811       2.4
Managed Health Care                                      15,190,665       2.4
U.S. Government Agency                                   15,095,848       2.4
Packaged Software                                        14,552,652       2.3
Drugstore Chains                                         14,490,492       2.3
Tobacco                                                  12,860,824       2.0
Major Telecommunications                                 11,152,163       1.8
Oil Refining/Marketing                                   10,210,820       1.6
Hotels/Resorts/Cruiselines                             $ 10,197,460       1.6%
Office Equipment/Supplies                                 9,867,809       1.6
Computer Communications                                   9,794,295       1.6
Telecommunication Equipment                               9,738,472       1.5
Financial Publishing/Services                             9,542,746       1.5
Biotechnology                                             9,262,530       1.5
Chemicals: Agricultural                                   9,209,712       1.5
Data Processing Services                                  8,720,805       1.4
Electric Utilities                                        8,601,448       1.4
Aerospace & Defense                                       8,415,657       1.3
Beverages: Alcoholic                                      8,227,590       1.3
Computer Processing Hardware                              7,009,224       1.1
Major Banks                                               5,906,488       0.9
Media Conglomerates                                       4,921,850       0.8
Food: Specialty/Candy                                     4,846,160       0.8
Contract Drilling                                         4,136,480       0.7
Insurance Brokers/Services                                3,207,977       0.5
Other Consumer Services                                   3,087,166       0.5
Property - Casualty Insurers                              3,083,390       0.5
Regional Banks                                            2,937,525       0.5
                                                       ------------     -----
                                                       $629,029,110     100.0%
                                                       ============     =====

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth

PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (96.1%)
            AUSTRALIA (2.1%)
            BEVERAGES: ALCOHOLIC
 306,931    Foster's Group Ltd.                                      $ 1,247,600
                                                                     -----------
            CONSTRUCTION MATERIALS
 215,322    Boral Ltd.                                                 1,302,447
                                                                     -----------
            MAJOR BANKS
  85,511    National Australia Bank Ltd.                               2,234,180
                                                                     -----------
            TOTAL AUSTRALIA                                            4,784,227
                                                                     -----------
            BERMUDA (4.1%)
            APPAREL/FOOTWEAR
  47,500    Yue Yuen Industrial (Holdings) Ltd.                          130,568
                                                                     -----------
            INDUSTRIAL CONGLOMERATES
  69,448    Ingersoll - Rand Ltd.
               (Class A)                                               2,970,985
 234,964    Tyco International Ltd.                                    6,461,510
                                                                     -----------
                                                                       9,432,495
                                                                     -----------
            TOTAL BERMUDA                                              9,563,063
                                                                     -----------
            CAYMAN ISLANDS (1.4%)
            PROPERTY - CASUALTY INSURERS
  54,639    XL Capital Ltd. (Class A)                                  3,349,371
                                                                     -----------
            FRANCE (7.8%)
            CONSTRUCTION MATERIALS
  27,396    Lafarge S.A.                                               3,438,319
                                                                     -----------
            INTEGRATED OIL
  61,616    Total S.A.                                                 4,053,662
                                                                     -----------
            MAJOR BANKS
  61,909    BNP Paribas S.A.                                           5,925,353
                                                                     -----------
            MAJOR TELECOMMUNICATIONS
  55,255    France Telecom S.A.                                        1,187,703
                                                                     -----------
            PHARMACEUTICALS: MAJOR
  37,449    Sanofi-Aventis                                             3,653,705
                                                                     -----------
            TOTAL FRANCE                                              18,258,742
                                                                     -----------
            GERMANY (1.6%)
            CHEMICALS: MAJOR DIVERSIFIED
  16,188    BASF AG                                                  $ 1,299,521
                                                                     -----------
            MOTOR VEHICLES
  50,260    Bayerische Motoren Werke (BMW) AG                          2,510,287
                                                                     -----------
            TOTAL GERMANY                                              3,809,808
                                                                     -----------
            IRELAND (2.7%)
            FOOD: SPECIALTY/CANDY
 130,447    Kerry Group PLC (A Shares)                                 2,802,283
                                                                     -----------
            MAJOR BANKS
 192,434    Bank of Ireland                                            3,432,612
                                                                     -----------
            TOTAL IRELAND                                              6,234,895
                                                                     -----------
            ITALY (1.9%)
            INTEGRATED OIL
 150,452    ENI SpA                                                    4,430,580
                                                                     -----------
            JAPAN (8.2%)
            ELECTRICAL PRODUCTS
 202,500    Sumitomo Electric Industries, Ltd.                         2,965,918
                                                                     -----------
            ELECTRONIC EQUIPMENT/INSTRUMENTS
  76,750    Canon Inc.                                                 3,762,715
                                                                     -----------
            HOUSEHOLD/PERSONAL CARE
 100,000    Kao Corp.                                                  2,617,321
                                                                     -----------
            MOTOR VEHICLES
 196,000    Nissan Motor Co., Ltd.                                     2,141,047
                                                                     -----------
            PHARMACEUTICALS: MAJOR
  66,200    Takeda Pharmaceutical Co., Ltd.                            4,119,060
                                                                     -----------
            PHARMACEUTICALS: OTHER
  59,700    Astellas Pharma Inc.                                       2,191,209
                                                                     -----------
            PROPERTY - CASUALTY INSURERS
 113,000    Mitsui Sumitomo Insurance Co., Ltd.                        1,419,042
                                                                     -----------
            TOTAL JAPAN                                               19,216,312
                                                                     -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
             NETHERLANDS (5.3%)
             ENGINEERING & CONSTRUCTION
    25,705   Chicago Bridge & Iron Company N.V.                      $   620,776
                                                                     -----------
             FOOD: MAJOR DIVERSIFIED
   147,661   Unilever NV
                (Share Certificate)                                    3,347,674
                                                                     -----------
             INDUSTRIAL CONGLOMERATES
    33,452   Koninklijke (Royal) Philips Electronics NV                1,044,995
                                                                     -----------
             INTEGRATED OIL
    79,637   Royal Dutch Shell PLC
                (ADR) (Class A)
                (United Kingdom)                                       5,334,086
                                                                     -----------
             PUBLISHING: BOOKS/MAGAZINES
    83,373   Wolters Kluwer NV
                (Share Certificates)                                   1,969,069
                                                                     -----------
             TOTAL NETHERLANDS                                        12,316,600
                                                                     -----------
             NEW ZEALAND (0.5%)
             MAJOR TELECOMMUNICATIONS
   491,564   Telecom Corporation of New Zealand Ltd.                   1,208,233
                                                                     -----------
             SINGAPORE (0.3%)
             OTHER TRANSPORTATION
   714,000   ComfortDelGro Corp. Ltd.                                    690,182
                                                                     -----------
             SOUTH KOREA (0.8%)
             WIRELESS TELECOMMUNICATIONS
    82,630   SK Telecom Co., Ltd. (ADR)                                1,935,195
                                                                     -----------
             SPAIN (2.1%)
             MAJOR BANKS
   124,183   Banco Bilbao Vizcaya Argentaria, S.A.                     2,553,388
                                                                     -----------
             MAJOR TELECOMMUNICATIONS
   147,916   Telefonica S.A.                                           2,462,605
                                                                     -----------
             TOTAL SPAIN                                               5,015,993
                                                                     -----------
             SWITZERLAND (2.9%)
             CHEMICALS: AGRICULTURAL
    20,281   Syngenta AG
                (Registered Shares)*                                 $ 2,693,415
                                                                     -----------
             FINANCIAL CONGLOMERATES
    27,270   UBS AG (Registered Shares)                                2,986,417
                                                                     -----------
             PHARMACEUTICALS: MAJOR
    19,743   Novartis AG
                (Registered Shares)                                    1,068,149
                                                                     -----------
             TOTAL SWITZERLAND                                         6,747,981
                                                                     -----------
             TAIWAN (0.7%)
             MAJOR TELECOMMUNICATIONS
    88,270   Chunghwa Telecom Co., Ltd. (ADR)                          1,630,347
                                                                     -----------
             UNITED KINGDOM (19.2%)
             ADVERTISING/MARKETING
             SERVICES
   112,100   WPP Group PLC                                             1,356,161
                                                                     -----------
             AEROSPACE & DEFENSE
   468,850   Rolls-Royce Group PLC*                                    3,587,817
31,709,128   Rolls-Royce Group PLC
                (B Shares)                                                59,197
                                                                     -----------
                                                                       3,647,014
                                                                     -----------
             BEVERAGES: ALCOHOLIC
   137,866   Diageo PLC                                                2,317,693
                                                                     -----------
             FINANCIAL CONGLOMERATES
   988,697   Old Mutual Plc                                            2,983,406
                                                                     -----------
             FOOD RETAIL
   705,900   Morrison (W.M.)
                Supermarkets PLC                                       2,537,808
                                                                     -----------
             FOOD: SPECIALTY/CANDY
   515,684   Cadbury Schweppes PLC                                     4,970,887
                                                                     -----------
             INVESTMENT MANAGERS
   103,434   Amvescap PLC                                                946,856
                                                                     -----------
             MAJOR BANKS
   284,170   Barclays PLC                                              3,227,722
   114,993   Royal Bank of Scotland
                Group PLC                                              3,779,193
                                                                     -----------
                                                                       7,006,915
                                                                     -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
            PHARMACEUTICALS: MAJOR
  234,891   GlaxoSmithKline PLC                                     $  6,560,347
                                                                    ------------
            PUBLISHING: BOOKS/MAGAZINES
  392,369   Reed Elsevier PLC                                          3,959,892
                                                                    ------------
            TOBACCO
  131,521   Imperial Tobacco Group PLC                                 4,057,396
                                                                    ------------
            WIRELESS TELECOMMUNICATIONS
2,085,431   Vodafone Group PLC                                         4,442,554
                                                                    ------------
            TOTAL UNITED KINGDOM                                      44,786,929
                                                                    ------------
            UNITED STATES (34.5%)
            AEROSPACE & DEFENSE
   64,169   Boeing Co.                                                 5,256,083
   18,310   Northrop Grumman Corp.                                     1,172,939
                                                                    ------------
                                                                       6,429,022
                                                                    ------------
            ALUMINUM
   59,565   Alcoa, Inc.                                                1,927,523
                                                                    ------------
            COMPUTER PERIPHERALS
  277,840   EMC Corp.*                                                 3,047,905
                                                                    ------------
            COMPUTER PROCESSING
            HARDWARE
   67,724   Hewlett-Packard Co.                                        2,145,496
                                                                    ------------
            DATA PROCESSING SERVICES
   54,745   First Data Corp.                                           2,465,715
                                                                    ------------
            ELECTRIC UTILITIES
   33,495   American Electric Power Co., Inc.                          1,147,204
   33,712   Dominion Resources, Inc.                                   2,521,320
                                                                    ------------
                                                                       3,668,524
                                                                    ------------
            FINANCE/RENTAL/LEASING
   69,923   Freddie Mac                                                3,986,310
                                                                    ------------
            FINANCIAL CONGLOMERATES
  147,368   Citigroup, Inc.                                            7,109,032
                                                                    ------------
            INFORMATION TECHNOLOGY
            SERVICES
   62,834   International Business Machines Corp.                      4,826,908
                                                                    ------------
            INSURANCE BROKERS/SERVICES
   81,543   Marsh & McLennan Companies, Inc.                        $  2,192,691
                                                                    ------------
            INTEGRATED OIL
   63,991   Chevron Corp.                                              3,971,281
                                                                    ------------
            INVESTMENT BANKS/BROKERS
   45,015   Merrill Lynch & Co., Inc.                                  3,131,243
                                                                    ------------
            INVESTMENT MANAGERS
   80,445   Mellon Financial Corp.                                     2,769,721
                                                                    ------------
            MAJOR TELECOMMUNICATIONS
   46,647   AT&T, Inc.                                                 1,300,985
   67,376   Verizon Communications, Inc.                               2,256,422
                                                                    ------------
                                                                       3,557,407
                                                                    ------------
            MANAGED HEALTH CARE
   37,551   UnitedHealth Group Inc.                                    1,681,534
                                                                    ------------
            MULTI-LINE INSURANCE
   19,378   American International Group, Inc.                         1,144,271
                                                                    ------------
            PHARMACEUTICALS: MAJOR
  106,398   Bristol-Myers Squibb Co.                                   2,751,452
  153,108   Pfizer, Inc.                                               3,593,445
  248,509   Schering-Plough Corp.                                      4,729,126
  103,881   Wyeth                                                      4,613,355
                                                                    ------------
                                                                      15,687,378
                                                                    ------------
            PROPERTY - CASUALTY INSURERS
   86,055   St. Paul Travelers Companies, Inc. (The)                   3,836,332
                                                                    ------------
            PUBLISHING: NEWSPAPERS
   33,431   New York Times Co.
               (The) (Class A)                                           820,397
                                                                    ------------
            TOBACCO
   83,373   Altria Group, Inc.                                         6,122,079
                                                                    ------------
            TOTAL UNITED STATES                                       80,520,769
                                                                    ------------
            TOTAL COMMON STOCKS
               (COST $173,356,849)                                   224,499,227
                                                                    ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN
THOUSANDS                                                               VALUE
--------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT(a)(1.5%)
            U.S. GOVERNMENT AGENCY
  $3,600    Federal Home Loan Banks
               4.95% due 07/03/06
               (COST $3,599,010)                                    $  3,599,010
                                                                    ------------
TOTAL INVESTMENTS
   (COST $176,955,859)(b)                                    97.6%   228,098,237
OTHER ASSETS IN EXCESS OF LIABILITIES                         2.4      5,632,700
                                                            -----   ------------
NET ASSETS                                                  100.0%  $233,730,937
                                                            =====   ============

----------
ADR  AMERICAN DEPOSITARY RECEIPT.

*    NON-INCOME PRODUCING SECURITY.

(a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.

(b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $57,257,732 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $6,115,354, RESULTING IN NET UNREALIZED APPRECIATION OF $51,142,378.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth SUMMARY OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

                                                                      PERCENT OF
INDUSTRY                                                   VALUE      NET ASSETS
--------------------------------------------------------------------------------
Pharmaceuticals: Major                                 $ 31,088,639      13.3%
Major Banks                                              21,152,448       9.0
Integrated Oil                                           17,789,609       7.6
Financial Conglomerates                                  13,078,855       5.6
Industrial Conglomerates                                 10,477,490       4.5
Tobacco                                                  10,179,475       4.4
Aerospace & Defense                                      10,076,036       4.3
Major Telecommunications                                 10,046,295       4.3
Property - Casualty Insurers                              8,604,745       3.7
Food: Specialty/Candy                                     7,773,170       3.3
Wireless
   Telecommunications                                     6,377,749       2.7
Publishing:
   Books/Magazines                                        5,928,961       2.5
Information Technology
   Services                                               4,826,908       2.1
Construction Materials                                    4,740,766       2.0
Motor Vehicles                                            4,651,334       2.0
Finance/Rental/Leasing                                    3,986,310       1.7
Electronic
   Equipment/Instruments                                  3,762,715       1.6
Investment Managers                                       3,716,577       1.6
Electric Utilities                                        3,668,524       1.6
U.S. Government Agency                                    3,599,010       1.5
Beverages: Alcoholic                                   $  3,565,293       1.5%
Food: Major Diversified                                   3,347,674       1.4
Investment Banks/Brokers                                  3,131,243       1.3
Computer Peripherals                                      3,047,905       1.3
Electrical Products                                       2,965,918       1.3
Chemicals: Agricultural                                   2,693,415       1.2
Household/Personal Care                                   2,617,321       1.1
Food Retail                                               2,537,808       1.1
Data Processing Services                                  2,465,715       1.1
Insurance Brokers/Services                                2,192,691       0.9
Pharmaceuticals: Other                                    2,191,209       0.9
Computer Processing
   Hardware                                               2,145,496       0.9
Aluminum                                                  1,927,523       0.8
Managed Health Care                                       1,681,534       0.7
Advertising/Marketing
   Services                                               1,356,161       0.6
Chemicals: Major
   Diversified                                            1,299,521       0.6
Multi-Line Insurance                                      1,144,271       0.5
Publishing: Newspapers                                      820,397       0.4
Other Transportation                                        690,182       0.3
Engineering & Construction                                  620,776       0.3
Apparel/Footwear                                            130,568       0.1
                                                       ------------      ----
                                                       $228,098,237*     97.6%
                                                       ============      ====

----------
* DOES NOT INCLUDE OPEN FORWARD FOREIGN CURRENCY CONTRACTS WITH NET UNREALIZED DEPRECIATION OF $39,458.

                        SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2006

                                              UNREALIZED
   CONTRACTS      IN EXCHANGE    DELIVERY    APPRECIATION
  TO DELIVER          FOR          DATE     (DEPRECIATION)
----------------------------------------------------------
AUD    142,037   $     105,462   07/05/06      $    (85)
CHF    177,833   $     142,426   07/03/06        (2,910)
EUR    679,662   $     851,685   07/03/06       (17,399)
GBP    524,730   $     951,126   07/03/06       (18,785)
JPY 46,720,197   $     407,396   07/05/06          (890)
NZD     44,207   $      26,918   07/05/06            22
$      128,847   HKD 1,000,758   07/03/06             0
$       56,092   SGD    89,613   07/03/06           524
$       46,983   SGD    74,468   07/03/06            65
                                               --------
   Net Unrealized Depreciation                 $(39,458)
                                               ========

CURRENCY ABBREVIATIONS:
-----------------------
AUD  AUSTRALIAN DOLLAR.
GBP  BRITISH POUND.
EUR  EURO.
HKD  HONG KONG DOLLAR.
JPY  JAPANESE YEN.
NZD  NEW ZEALAND DOLLAR.
SGD  SINGAPORE DOLLAR.
CHF  SWISS FRANC.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Equity
PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (100.0%)
            FINLAND (2.4%)
            TELECOMMUNICATION EQUIPMENT
 210,047    Nokia Oyj                                                $ 4,286,650
                                                                     -----------
            FRANCE (13.2%)
            CONSTRUCTION MATERIALS
  10,408    Lafarge S.A.                                               1,306,250
                                                                     -----------
            ELECTRICAL PRODUCTS
  17,923    Schneider Electric S.A.                                    1,867,828
                                                                     -----------
            GAS DISTRIBUTORS
  12,010    Gaz de France (GDF)                                          403,126
                                                                     -----------
            INTEGRATED OIL
 104,520    Total S.A.                                                 6,876,278
                                                                     -----------
            MAJOR BANKS
  72,401    BNP Paribas S.A.                                           6,929,550
                                                                     -----------
            MAJOR TELECOMMUNICATIONS
 126,380    France Telecom S.A.                                        2,716,531
                                                                     -----------
            MOTOR VEHICLES
   9,240    Renault S.A.                                                 992,476
                                                                     -----------
            PHARMACEUTICALS: MAJOR
  26,567    Sanofi-Aventis                                             2,592,004
                                                                     -----------
            TOTAL FRANCE                                              23,684,043
                                                                     -----------
            GERMANY (12.2%)
            INDUSTRIAL CONGLOMERATES
  27,174    Siemens AG
               (Registered Shares)                                     2,363,865
                                                                     -----------
            MAJOR BANKS
  81,169    Commerzbank AG                                             2,951,810
  22,647    Deutsche Bank AG
               (Registered Shares)                                     2,548,367
                                                                     -----------
                                                                       5,500,177
                                                                     -----------
            MAJOR TELECOMMUNICATIONS
 100,689    Deutsche Telekom AG
               (Registered Shares)                                     1,619,688
                                                                     -----------
            MEDICAL/NURSING SERVICES
  11,567    Fresenius Medical Care AG &
               Co. KGaA                                              $ 1,329,390
                                                                     -----------
            MOTOR VEHICLES
  55,419    Bayerische Motoren Werke
               (BMW) AG                                                2,767,959
                                                                     -----------
            MULTI-LINE INSURANCE
  27,522    Allianz AG
               (Registered Shares)                                     4,346,963
  13,974    Muenchener Rueckver AG
               (Registered Shares)                                     1,908,540
                                                                     -----------
                                                                       6,255,503
                                                                     -----------
            PACKAGED SOFTWARE
  10,460    SAP AG                                                     2,206,908
                                                                     -----------
            TOTAL GERMANY                                             22,043,490
                                                                     -----------
            GREECE (2.6%)
            MAJOR BANKS
  63,866    National Bank of Greece S.A.                               2,521,829
  63,866    National Bank of Greece
               S.A. (Rights)*                                            201,714
                                                                     -----------
                                                                       2,723,543
                                                                     -----------
            REGIONAL BANKS
  72,682    EFG Eurobank Ergasias                                      2,014,906
                                                                     -----------
            TOTAL GREECE                                               4,738,449
                                                                     -----------
            ITALY (5.2%)
            INTEGRATED OIL
 134,834    ENI SpA                                                    3,970,654
                                                                     -----------
            MAJOR BANKS
 374,075    Banca Monte dei Paschi di
               Siena SpA                                               2,248,150
 407,346    UniCredito Italiano SpA                                    3,187,745
                                                                     -----------
                                                                       5,435,895
                                                                     -----------
            TOTAL ITALY                                                9,406,549
                                                                     -----------
            NETHERLANDS (9.6%)
            AIR FREIGHT/COURIERS
  92,305    TNT NV                                                     3,302,491
                                                                     -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
            ELECTRONIC PRODUCTION EQUIPMENT
  122,290   ASML Holding NV*                                         $ 2,476,936
                                                                     -----------
            FINANCIAL CONGLOMERATES
   49,870   ING Groep NV
               (Share Certificates)                                    1,959,614
                                                                     -----------
            INTEGRATED OIL
  110,011   Royal Dutch Shell PLC
               (Class A)                                               3,699,649
                                                                     -----------
            MAJOR TELECOMMUNICATIONS
  171,212   Koninklijke (Royal) KPN NV                                 1,924,384
                                                                     -----------
            PUBLISHING: BOOKS/MAGAZINES
  166,092   Wolters Kluwer NV (Share Certificates)                     3,922,693
                                                                     -----------
            TOTAL NETHERLANDS                                         17,285,767
                                                                     -----------
            NORWAY (0.9%)
            PULP & PAPER
  113,246   Norske Skogindustrier ASA                                  1,659,499
                                                                     -----------
            SPAIN (5.5%)
            MAJOR BANKS
  320,788   Banco Bilbao Vizcaya Argentaria, S.A.                      6,595,881
                                                                     -----------
            MAJOR TELECOMMUNICATIONS
  114,448   Telefonica S.A.                                            1,905,408
                                                                     -----------
            TOBACCO
   28,539   Altadis, S.A.                                              1,348,775
                                                                     -----------
            TOTAL SPAIN                                                9,850,064
                                                                     -----------
            SWEDEN (5.5%)
            INDUSTRIAL MACHINERY
   78,547   Atlas Copco AB (A Shares)                                  2,181,679
  309,840   Sandvik AB                                                 3,603,741
                                                                     -----------
                                                                       5,785,420
                                                                     -----------
            MAJOR BANKS
   86,537   ForeningsSparbanken AB                                     2,271,407
                                                                     -----------
            TELECOMMUNICATION EQUIPMENT
  581,247   Telefonaktiebolaget LM
            Ericsson (B Shares)                                        1,921,184
                                                                     -----------
            TOTAL SWEDEN                                               9,978,011
                                                                     -----------
            SWITZERLAND (11.9%)
            CHEMICALS: SPECIALTY
   29,105   Ciba Specialty Chemicals AG (Registered Shares)          $ 1,621,041
                                                                     -----------
            MAJOR BANKS
   84,903   Credit Suisse Group (Registered Shares)                    4,746,130
                                                                     -----------
            MEDICAL SPECIALTIES
    6,470   Nobel Biocare Holding AG Bearer                            1,534,748
                                                                     -----------
            PHARMACEUTICALS: MAJOR
  102,223   Novartis AG (Registered Shares)                            5,530,535
   28,292   Roche Holding AG                                           4,672,943
                                                                     -----------
                                                                      10,203,478
                                                                     -----------
            PROPERTY - CASUALTY INSURERS
   46,385   Swiss Re (Registered Shares)                               3,239,293
                                                                     -----------
            TOTAL SWITZERLAND                                         21,344,690
                                                                     -----------
            UNITED KINGDOM (31.0%)
            APPAREL/FOOTWEAR
  117,122   Burberry Group PLC                                           930,900
                                                                     -----------
            ELECTRIC UTILITIES
  664,960   International Power PLC                                    3,496,824
                                                                     -----------
            FINANCIAL CONGLOMERATES
  738,002   Old Mutual Plc                                             2,226,931
                                                                     -----------
            FOOD RETAIL
1,404,769   Morrison (W.M.) Supermarkets PLC                           5,050,338
  459,296   Tesco PLC                                                  2,835,536
                                                                     -----------
                                                                       7,885,874
                                                                     -----------
            FOOD: SPECIALTY/CANDY
  530,218   Cadbury Schweppes PLC                                      5,110,987
                                                                     -----------
            HOUSEHOLD/PERSONAL CARE
   70,870   Reckitt Benckiser PLC                                      2,646,121
                                                                     -----------
            INTEGRATED OIL
  618,841   BP PLC                                                     7,212,073
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                               VALUE
-------------------------------------------------------------------------------
            MAJOR BANKS
315,858     HSBC Holdings PLC                                      $  5,555,161
                                                                    -----------
            MULTI-LINE INSURANCE
139,926     Aviva PLC                                                 1,979,883
                                                                    -----------
            OTHER METALS/MINERALS
63,852      Anglo American PLC                                        2,617,773
54,157      Rio Tinto PLC                                             2,861,968
                                                                    -----------
                                                                      5,479,741
                                                                    -----------
            PHARMACEUTICALS: MAJOR
31,696      AstraZeneca PLC                                           1,912,276
185,153     GlaxoSmithKline PLC                                       5,171,198
                                                                    -----------
                                                                      7,083,474
                                                                    -----------
            SEMICONDUCTORS
536,247     ARM Holdings PLC                                          1,122,533
                                                                    -----------
            WIRELESS TELECOMMUNICATIONS
2,441,832   Vodafone Group PLC                                        5,201,788
                                                                    -----------
            TOTAL UNITED KINGDOM                                     55,932,290
                                                                    -----------
TOTAL INVESTMENTS
   (COST $135,849,398)(a)                                  100.0%   180,209,502
LIABILITIES IN EXCESS OF OTHER ASSETS                       (0.0)       (28,872)
                                                           -----   ------------
NET ASSETS                                                 100.0%  $180,180,630
                                                           =====   ============

----------
*    NON-INCOME PRODUCING SECURITY.

(a) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $45,504,846AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,144,742, RESULTING IN NET UNREALIZED APPRECIATION OF $44,360,104.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2006:

                                                 UNREALIZED
   CONTRACTS       IN EXCHANGE     DELIVERY     APPRECIATION
  TO DELIVER           FOR           DATE      (DEPRECIATION)
-------------------------------------------------------------
$      707,820   EUR    564,778   07/05/2006      $ 14,361
CHF  2,500,000   DKK 11,980,750   08/08/2006         6,941
EUR  3,702,842   GBP  2,552,480   08/08/2006       (25,728)
EUR  1,500,000   GBP  1,031,775   08/08/2006       (14,529)
SEK 14,500,000   GBP  1,075,564   08/08/2006       (30,806)
SEK 13,000,000   EUR  1,399,535   08/08/2006       (17,076)
                                                  --------
   Net Unrealized Depreciation                    $(66,837)
                                                  ========

CURRENCY ABBREVIATIONS:
GBP   BRITISH POUND.
DKK   DANISH KRONE.
EUR   EURO.
SEK   SWEDISH KRONA.
CHF   SWISS FRANC.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Equity

SUMMARY OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

                                                                      PERCENT OF
INDUSTRY                                                   VALUE      NET ASSETS
--------------------------------------------------------------------------------
Major Banks                                            $ 39,757,744      22.1%
Integrated Oil                                           21,758,654      12.1
Pharmaceuticals: Major                                   19,878,956      11.0
Multi-Line Insurance                                      8,235,386       4.6
Major Telecommunications                                  8,166,011       4.5
Food Retail                                               7,885,874       4.4
Telecommunication Equipment                               6,207,834       3.5
Industrial Machinery                                      5,785,420       3.2
Other Metals/Minerals                                     5,479,741       3.0
Wireless Telecommunications                               5,201,788       3.0
Food: Specialty/Candy                                     5,110,987       2.8
Financial Conglomerates                                   4,186,545       2.3
Publishing: Books/ Magazines                              3,922,693       2.2
Motor Vehicles                                            3,760,435       2.1
Electric Utilities                                        3,496,824       1.9
Air Freight/Couriers                                      3,302,491       1.8
Property - Casualty Insurers                           $  3,239,293       1.8%
Household/Personal Care                                   2,646,121       1.5
Electronic Production Equipment                           2,476,936       1.4
Industrial Conglomerates                                  2,363,865       1.3
Packaged Software                                         2,206,908       1.2
Regional Banks                                            2,014,906       1.1
Electrical Products                                       1,867,828       1.0
Pulp& Paper                                               1,659,499       0.9
Chemicals: Specialty                                      1,621,041       0.9
Medical Specialties                                       1,534,748       0.9
Tobacco                                                   1,348,775       0.8
Medical/Nursing Services                                  1,329,390       0.7
Construction Materials                                    1,306,250       0.7
Semiconductors                                            1,122,533       0.6
Apparel/Footwear                                            930,900       0.5
Gas Distributors                                            403,126       0.2
                                                       ------------     -----
                                                       $180,209,502*    100.0%
                                                       ============     =====

----------
* DOES NOT INCLUDE OPEN FORWARD FOREIGN CURRENCY CONTRACTS WITH NET UNREALIZED DEPRECIATION OF $66,837.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity

PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (97.5%)
            ADVERTISING/MARKETING SERVICES (2.6%)
 221,074    Getty Images, Inc.*                                      $14,040,410
                                                                     -----------
            AIR FREIGHT/COURIERS (6.3%)
 285,882    C.H. Robinson Worldwide, Inc.                             15,237,511
 326,514    Expeditors International of Washington, Inc.              18,288,049
                                                                     -----------
                                                                      33,525,560
                                                                     -----------
            BROADCASTING (1.9%)
 508,698    Grupo Televisa S.A. - CPO (ADR) (Mexico)                   9,822,958
                                                                     -----------
            CASINO/GAMING (2.6%)
 198,938    Station Casinos, Inc.                                     13,543,699
                                                                     -----------
            CHEMICALS: AGRICULTURAL (4.3%)
 272,382    Monsanto Co.                                              22,931,841
                                                                     -----------
            DATA PROCESSING SERVICES (2.8%)
 326,223    First Data Corp.                                          14,693,084
                                                                     -----------
            DISCOUNT STORES (7.6%)
 289,705    Costco Wholesale Corp.                                    16,550,847
 152,626    Sears Holdings Corp.*                                     23,632,610
                                                                     -----------
                                                                      40,183,457
                                                                     -----------
            FINANCIAL CONGLOMERATES (7.4%)
 276,078    American Express Co.                                      14,692,871
 606,716    Brookfield Asset Management Inc. (Class A) (Canada)       24,644,804
                                                                     -----------
                                                                      39,337,675
                                                                     -----------
            FINANCIAL PUBLISHING/SERVICES (2.5%)
 242,058    Moody's Corp.                                             13,182,479
                                                                     -----------
            HOME BUILDING (3.2%)
 224,424    Desarrolladora Homex S.A. de C.V. (ADR) (Mexico)*          7,363,351
  81,556    M.D.C. Holdings, Inc.                                      4,235,203
  10,477    NVR, Inc.*                                                 5,146,826
                                                                     -----------
                                                                      16,745,380
                                                                     -----------
            INTERNET RETAIL (2.3%)
 308,747    Amazon.com, Inc.*                                        $11,942,334
                                                                     -----------
            INTERNET SOFTWARE/SERVICES (12.7%)
 349,372    Akamai Technologies, Inc.*                                12,643,773
  70,196    Google, Inc. (Class A)*                                   29,435,289
 755,119    Yahoo!, Inc.*                                             24,918,927
                                                                     -----------
                                                                      66,997,989
                                                                     -----------
            INVESTMENT BANKS/BROKERS (2.7%)
 235,192    Greenhill & Co., Inc.                                     14,290,266
                                                                     -----------
            MEDICAL SPECIALTIES (2.3%)
 288,358    Dade Behring Holdings, Inc.                               12,007,227
                                                                     -----------
            MISCELLANEOUS COMMERCIAL SERVICES (7.5%)
 267,927    Corporate Executive Board Co. (The)                       26,846,285
 336,991    Iron Mountain Inc.*                                       12,596,723
                                                                     -----------
                                                                      39,443,008
                                                                     -----------
            OIL & GAS PRODUCTION (7.9%)
 708,632    Ultra Petroleum Corp. (Canada)*                           42,000,619
                                                                     -----------
            OTHER CONSUMER SERVICES (6.6%)
 885,753    eBay, Inc.*                                               25,943,705
  93,498    Strayer Education, Inc.                                    9,080,526
                                                                     -----------
                                                                      35,024,231
                                                                     -----------
            PERSONNEL SERVICES (2.0%)
 248,385    Monster Worldwide, Inc.*                                  10,596,104
                                                                     -----------
            PROPERTY - CASUALTY INSURERS (2.7%)
   4,783    Berkshire Hathaway, Inc. (Class B)*                       14,554,669
                                                                     -----------
            RECREATIONAL PRODUCTS (2.0%)
 244,522    Electronic Arts, Inc.*                                    10,524,227
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
            SERVICES TO THE HEALTH INDUSTRY (2.3%)
 185,337    Stericycle, Inc.*                                       $ 12,065,439
                                                                    ------------
            SPECIALTY TELECOMMUNICATIONS (2.5%)
 390,486    Crown Castle International Corp.*                         13,487,386
                                                                    ------------
            WIRELESS TELECOMMUNICATIONS (2.8%)
 449,576    America Movil S.A. de C.V.
               (Series L) (ADR) (Mexico)                              14,952,898
                                                                    ------------
            TOTAL COMMON STOCKS
               (COST $460,517,417)                                   515,892,940
                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
            SHORT-TERM INVESTMENTS (3.0%)
            U.S. GOVERNMENT AGENCY(3.0%)
 $15,900    Federal Home Loan Banks
               4.95% due 07/03/06 (a)
               (COST $15,895,628)                                    15,895,627
                                                                   ------------
            REPURCHASE AGREEMENT (0.0%)
     167    The Bank of New York
               5.188% due 07/03/06
               (dated 06/30/06; proceeds
               $167,929) (b)
               (COST $167,856)                                          167,856
                                                                   ------------
            TOTAL SHORT-TERM INVESTMENTS
               (COST $16,063,484)                                    16,063,483
                                                                   ------------
TOTAL INVESTMENTS
   (COST $476,580,901) (C)                                100.5%    531,956,423
LIABILITIES IN EXCESS OF OTHER ASSETS                      (0.5)     (2,942,088)
                                                          -----    ------------
NET ASSETS                                                100.0%   $529,014,335
                                                          =====    ============

----------
ADR AMERICAN DEPOSITARY RECEIPT.

*    NON-INCOME PRODUCING SECURITY.

(a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.

(b) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOC. 5.50% DUE 06/01/36 VALUED AT $171,213.

(c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $78,187,843 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $22,812,321, RESULTING IN NET UNREALIZED DEPRECIATION OF $55,375,522.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity

SUMMARY OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

                                                                      PERCENT OF
INDUSTRY                                                   VALUE      NET ASSETS
--------------------------------------------------------------------------------
Internet Software/Services                             $ 66,997,989      12.7%
Oil & Gas Production                                     42,000,619       7.9
Discount Stores                                          40,183,457       7.6
Miscellaneous Commercial Services                        39,443,008       7.5
Financial Conglomerates                                  39,337,675       7.4
Other Consumer Services                                  35,024,231       6.6
Air Freight/Couriers                                     33,525,560       6.3
Chemicals: Agricultural                                  22,931,841       4.3
Home Building                                            16,745,380       3.2
U.S. Government Agency                                   15,895,627       3.0
Wireless Telecommunications                              14,952,898       2.8
Data Processing Services                                 14,693,084       2.8
Property - Casualty Insurers                             14,554,669       2.7
Investment Banks/Brokers                                 14,290,266       2.7
Advertising/Marketing Services                         $ 14,040,410       2.6%
Casino/Gaming                                            13,543,699       2.6
Specialty Telecommunications                             13,487,386       2.5
Financial Publishing/Services                            13,182,479       2.5
Services to the Health Industry                          12,065,439       2.3
Medical Specialties                                      12,007,227       2.3
Internet Retail                                          11,942,334       2.3
Personnel Services                                       10,596,104       2.0
Recreational Products                                    10,524,227       2.0
Broadcasting                                              9,822,958       1.9
Repurchase Agreement                                        167,856       0.0
                                                       ------------     -----
                                                       $531,956,423     100.5%
                                                       ============     =====

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index

PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

NUMBER OF
 SHARES                                                                  VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (98.2%)
            ADVERTISING/MARKETING SERVICES (0.2%)
   9,769    Interpublic Group of Companies, Inc. (The)*               $   81,571
   3,821    Omnicom Group, Inc.                                          340,413
                                                                      ----------
                                                                         421,984
                                                                      ----------
            AEROSPACE & DEFENSE (1.6%)
  17,906    Boeing Co.                                                 1,466,680
   9,040    General Dynamics Corp.                                       591,758
   2,775    Goodrich Corp.                                               111,805
   2,731    L-3 Communications Holdings, Inc.                            205,972
   7,931    Lockheed Martin Corp.                                        568,970
   7,698    Northrop Grumman Corp.                                       493,134
   9,992    Raytheon Co.                                                 445,343
   3,822    Rockwell Collins, Inc.                                       213,535
                                                                      ----------
                                                                       4,097,197
                                                                      ----------
            AGRICULTURAL COMMODITIES/MILLING (0.2%)
  14,656    Archer-Daniels-Midland Co.                                   605,000
                                                                      ----------
            AIR FREIGHT/COURIERS (1.1%)
   6,818    FedEx Corp.                                                  796,751
  24,290    United Parcel Service, Inc. (Class B)                      1,999,796
                                                                      ----------
                                                                       2,796,547
                                                                      ----------
            AIRLINES (0.1%)
  15,816    Southwest Airlines Co.                                       258,908
                                                                      ----------
            ALUMINUM (0.2%)
  19,485    Alcoa, Inc.                                                  630,535
                                                                      ----------
            APPAREL/FOOTWEAR (0.3%)
   8,621    Coach, Inc.*                                                 257,768
   2,521    Jones Apparel Group, Inc.                                     80,143
   2,340    Liz Claiborne, Inc.                                           86,720
   4,209    Nike, Inc. (Class B)                                         340,929
   1,967    V.F. Corp.                                                   133,599
                                                                      ----------
                                                                         899,159
                                                                      ----------
            APPAREL/FOOTWEAR RETAIL (0.3%)
  12,317    Gap, Inc. (The)                                              214,316
   7,682    Limited Brands, Inc.                                         196,582
   4,823    Nordstrom, Inc.                                              176,040
  10,235    TJX Companies, Inc. (The)                                    233,972
                                                                      ----------
                                                                         820,910
                                                                      ----------
            AUTO PARTS: O.E.M. (0.2%)
   3,364    Eaton Corp.                                                  253,646
   4,366    Johnson Controls, Inc.                                       358,972
                                                                      ----------
                                                                         612,618
                                                                      ----------
            AUTOMOTIVE AFTERMARKET (0.0%)
   1,374    Cooper Tire & Rubber Co.                                      15,306
   3,968    Goodyear Tire & Rubber Co. (The)*                             44,045
                                                                      ----------
                                                                          59,351
                                                                      ----------
            BEVERAGES: ALCOHOLIC (0.4%)
  17,306    Anheuser-Busch Companies, Inc.                               788,981
   1,862    Brown-Forman Corp. (Class B)                                 133,040
   4,454    Constellation Brands Inc. (Class A)*                         111,350
   1,290    Molson Coors Brewing Co. (Class B)                            87,565
                                                                      ----------
                                                                       1,120,936
                                                                      ----------
            BEVERAGES: NON-ALCOHOLIC (0.8%)
  45,897    Coca-Cola Co. (The)                                        1,974,489
   6,797    Coca-Cola Enterprises Inc.                                   138,455
   3,003    Pepsi Bottling Group, Inc. (The)                              96,546
                                                                      ----------
                                                                       2,209,490
                                                                      ----------
            BIOTECHNOLOGY (1.2%)
  26,408    Amgen Inc.*                                                1,722,594
   7,701    Biogen Idec Inc.*                                            356,787
   5,815    Genzyme Corp.*                                               355,006
  10,190    Gilead Sciences, Inc.*                                       602,840
   5,571    MedImmune, Inc.*                                             150,974
   1,186    Millipore Corp.*                                              74,706
                                                                      ----------
                                                                       3,262,907
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            BROADCASTING (0.2%)
  11,270    Clear Channel Communications,                             $  348,806
               Inc.
   4,990    Univision Communications,                                    167,165
               Inc. (Class A)*                                        ----------

                                                                         515,971
                                                                      ----------
            BUILDING PRODUCTS (0.2%)
   3,958    American Standard Companies,
               Inc.                                                      171,262
   8,895    Masco Corp.                                                  263,648
                                                                      ----------
                                                                         434,910
                                                                      ----------
            CABLE/SATELLITE TV (0.6%)
  47,316    Comcast Corp. (Class A)*                                   1,549,126
                                                                      ----------
            CASINO/GAMING (0.2%)
   4,137    Harrah's Entertainment, Inc.                                 294,472
   7,577    International Game                                           287,471
               Technology                                             ----------

                                                                         581,943
                                                                      ----------
            CHEMICALS: AGRICULTURAL (0.2%)
   6,059    Monsanto Co.                                                 510,107
                                                                      ----------
            CHEMICALS: MAJOR
            DIVERSIFIED (0.8%)
  21,537    Dow Chemical Co. (The)                                       840,589
  20,631    Du Pont (E.I.) de Nemours & Co.                              858,250
   1,831    Eastman Chemical Co.                                          98,874
   2,545    Hercules Inc.*                                                38,837
   3,255    Rohm & Haas Co.                                              163,140
                                                                      ----------
                                                                       1,999,690
                                                                      ----------
            CHEMICALS: SPECIALTY (0.3%)
   5,020    Air Products & Chemicals,                                    320,878
               Inc.
   1,591    Ashland Inc.                                                 106,120
   7,236    Praxair, Inc.                                                390,744
   1,499    Sigma-Aldrich Corp.                                          108,887
                                                                      ----------
                                                                         926,629
                                                                      ----------
            COMMERCIAL PRINTING/
            FORMS (0.1%)
   4,839    Donnelley (R.R.) & Sons Co.                                  154,606
                                                                      ----------
            COMPUTER
            COMMUNICATIONS (1.2%)
   9,205    Avaya Inc.*                                                  105,121
 136,708    Cisco Systems, Inc.*                                       2,669,907
  11,900    Juniper Networks, Inc.*                                      190,281
   3,611    QLogic Corp.*                                                 62,254
                                                                      ----------
                                                                       3,027,563
                                                                      ----------
            COMPUTER PERIPHERALS (0.4%)
  52,953    EMC Corp.*                                                   580,894
   2,358    Lexmark International, Inc.
               (Class A)*                                                131,647
   8,379    Network Appliance, Inc.*                                     295,779
   4,225    Seagate Technology Inc.
               (Escrow) (a)                                                    0
                                                                      ----------
                                                                       1,008,320
                                                                      ----------
            COMPUTER PROCESSING
            HARDWARE (1.8%)
  19,046    Apple Computer, Inc.*                                      1,087,908
  50,871    Dell Inc.*                                                 1,241,761
   5,917    Gateway, Inc.*                                                11,242
  62,470    Hewlett-Packard Co.                                        1,979,050
   4,076    NCR Corp.*                                                   149,345
  78,329    Sun Microsystems, Inc.*                                      325,065
                                                                      ----------
                                                                       4,794,371
                                                                      ----------
            CONSTRUCTION MATERIALS (0.1%)
   2,253    Vulcan Materials Co.                                         175,734
                                                                      ----------
            CONTAINERS/PACKAGING (0.2%)
   2,345    Ball Corp.                                                    86,859
   2,348    Bemis Company, Inc.                                           71,896
   3,161    Pactiv Corp.*                                                 78,235
   1,827    Sealed Air Corp.                                              95,150
   2,474    Temple-Inland Inc.                                           106,060
                                                                      ----------
                                                                         438,200
                                                                      ----------
            CONTRACT DRILLING (0.4%)
   6,951    Nabors Industries, Ltd. (Bermuda)*                           234,874
   3,085    Noble Corp. (Cayman Islands)                                 229,586
   2,468    Rowan Companies, Inc.                                         87,836

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
   7,276    Transocean Inc. (Cayman
               Islands)*                                              $  584,408
                                                                      ----------
                                                                       1,136,704
                                                                      ----------
            DATA PROCESSING
            SERVICES (0.8%)
   2,655    Affiliated Computer Services,
               Inc. (Class A)*                                           137,024
  12,907    Automatic Data Processing,
               Inc.                                                      585,332
   4,206    Computer Sciences Corp.*                                     203,739
   3,138    Convergys Corp.*                                              61,191
  17,144    First Data Corp.                                             772,166
   3,935    Fiserv, Inc.*                                                178,492
   7,484    Paychex, Inc.                                                291,726
                                                                      ----------
                                                                       2,229,670
                                                                      ----------
            DEPARTMENT STORES (0.5%)
   1,384    Dillard's, Inc. (Class A)                                     44,080
  12,394    Federated Department
               Stores, Inc.                                              453,620
   7,624    Kohl's Corp.*                                                450,731
   5,259    Penney (J.C.) Co., Inc.                                      355,035
                                                                      ----------
                                                                       1,303,466
                                                                      ----------
            DISCOUNT STORES (1.8%)
   2,553    Big Lots, Inc.*                                               43,605
  10,553    Costco Wholesale Corp.                                       602,893
   6,982    Dollar General Corp.                                          97,608
   3,478    Family Dollar Stores, Inc.                                    84,968
   2,172    Sears Holdings Corp.*                                        336,312
  19,335    Target Corp.                                                 944,901
  55,993    Wal-Mart Stores, Inc.                                      2,697,183
                                                                      ----------
                                                                       4,807,470
                                                                      ----------
            DRUGSTORE CHAINS (0.6%)
  18,328    CVS Corp.                                                    562,669
  22,621    Walgreen Co.                                               1,014,326
                                                                      ----------
                                                                       1,576,995
                                                                      ----------
            ELECTRIC UTILITIES (3.1%)
  14,743    AES Corp. (The)*                                             272,008
   3,658    Allegheny Energy, Inc.*                                      135,602
   4,599    Ameren Corp.                                                 232,250
   8,821    American Electric Power Co.,
               Inc.                                                      302,119
   6,960    CenterPoint Energy, Inc.                                      87,000
   4,952    CMS Energy Corp.*                                             64,079
   5,488    Consolidated Edison, Inc.                                    243,887
   4,007    Constellation Energy Group,
               Inc.                                                      218,462
   7,783    Dominion Resources, Inc.                                     582,091
   3,981    DTE Energy Co.                                               162,186
  27,656    Duke Energy Corp.                                            812,257
   7,296    Edison International                                         284,544
   4,657    Entergy Corp.                                                329,483
  14,970    Exelon Corp.                                                 850,745
   7,386    FirstEnergy Corp.                                            400,395
   9,053    FPL Group, Inc.                                              374,613
   7,762    PG&E Corp.                                                   304,891
   2,221    Pinnacle West Capital Corp.                                   88,640
   8,521    PPL Corp.                                                    275,228
   5,665    Progress Energy, Inc.                                        242,859
   5,631    Public Service Enterprise
               Group, Inc.                                               372,322
  16,618    Southern Co. (The)                                           532,607
   4,675    TECO Energy, Inc.                                             69,844
  10,355    TXU Corp.                                                    619,125
   9,080    Xcel Energy, Inc.                                            174,154
                                                                      ----------
                                                                       8,031,391
                                                                      ----------
            ELECTRICAL PRODUCTS (0.4%)
   3,799    American Power Conversion
               Corp.                                                      74,043
   2,069    Cooper Industries Ltd.
               (Class A) (Bermuda)                                       192,251
   9,192    Emerson Electric Co.                                         770,382
   3,179    Molex Inc.                                                   106,719
                                                                      ----------
                                                                       1,143,395
                                                                      ----------
            ELECTRONIC COMPONENTS (0.2%)
   3,988    Jabil Circuit, Inc.                                          102,093
   4,341    SanDisk Corp.*                                               221,304
  11,932    Sanmina-SCI Corp.*                                            54,887
  20,478    Solectron Corp.*                                              70,035
                                                                      ----------
                                                                         448,319
                                                                      ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
            ELECTRONIC EQUIPMENT/
            INSTRUMENTS (0.5%)
   9,536    Agilent Technologies, Inc.*                              $   300,956
  37,731    JDS Uniphase Corp.*                                           95,459
   3,975    Rockwell Automation, Inc.                                    286,240
   5,683    Symbol Technologies, Inc.                                     61,320
   1,873    Tektronix, Inc.                                               55,104
   3,666    Thermo Electron Corp.*                                       132,856
  20,564    Xerox Corp.*                                                 286,045
                                                                     -----------
                                                                       1,217,980
                                                                     -----------
            ELECTRONIC PRODUCTION
            EQUIPMENT (0.3%)
  35,020    Applied Materials, Inc.                                      570,126
   4,443    KLA-Tencor Corp.                                             184,695
   2,850    Novellus Systems, Inc.*                                       70,395
   4,439    Teradyne, Inc.*                                               61,835
                                                                     -----------
                                                                         887,051
                                                                     -----------
            ELECTRONICS/APPLIANCE
            STORES (0.2%)
   9,016    Best Buy Co., Inc.                                           494,437
   3,366    Circuit City Stores - Circuit City Group                      91,623
   3,030    RadioShack Corp.                                              42,420
                                                                     -----------
                                                                         628,480
                                                                     -----------
            ELECTRONICS/APPLIANCES (0.2%)
   6,432    Eastman Kodak Co.                                            152,953
   1,495    Harman International Industries, Inc.                        127,628
   1,746    Whirlpool Corp.                                              144,307
                                                                     -----------
                                                                         424,888
                                                                     -----------
            ENGINEERING &
            CONSTRUCTION (0.1%)
   1,961    Fluor Corp.                                                  182,236
                                                                     -----------
            ENVIRONMENTAL SERVICES (0.2%)
   5,404    Allied Waste Industries, Inc.*                                61,389
  12,208    Waste Management, Inc.                                       438,023
                                                                     -----------
                                                                         499,412
                                                                     -----------
            FINANCE/RENTAL/LEASING (1.5%)
   6,786    Capital One Financial Corp.                                  579,864
   4,448    CIT Group, Inc.                                              232,586
  13,607    Countrywide Financial Corp.                                  518,155
  21,675    Fannie Mae                                                 1,042,567
  15,474    Freddie Mac                                                  882,173
   1,366    Ryder System, Inc.                                            79,815
   9,201    SLM Corp.                                                    486,917
                                                                     -----------
                                                                       3,822,077
                                                                     -----------
            FINANCIAL CONGLOMERATES (4.5%)
  27,631    American Express Co.                                       1,470,522
 111,327    Citigroup, Inc. (Note 4)                                   5,370,414
  77,810    JPMorgan Chase & Co.                                       3,268,020
   6,203    Principal Financial Group, Inc.                              345,197
  11,018    Prudential Financial, Inc.                                   856,099
   7,443    State Street Corp.                                           432,364
                                                                     -----------
                                                                      11,742,616
                                                                     -----------
            FINANCIAL PUBLISHING/
            SERVICES (0.3%)
   2,879    Equifax, Inc.                                                 98,865
   8,013    McGraw-Hill Companies, Inc. (The)                            402,493
   5,470    Moody's Corp.                                                297,896
                                                                     -----------
                                                                         799,254
                                                                     -----------
            FOOD DISTRIBUTORS (0.2%)
  13,851    SYSCO Corp.                                                  423,287
                                                                     -----------
            FOOD RETAIL (0.4%)
  16,202    Kroger Co.                                                   354,176
  10,080    Safeway Inc.                                                 262,080
   4,580    Supervalu, Inc.                                              140,606
   3,137    Whole Foods Market, Inc.                                     202,775
                                                                     -----------
                                                                         959,637
                                                                     -----------
            FOOD: MAJOR DIVERSIFIED (1.5%)
   4,150    Campbell Soup Co.                                            154,007
  11,631    ConAgra Foods Inc.                                           257,161
   7,971    General Mills, Inc.                                          411,782
   7,502    Heinz (H.J.) Co.                                             309,232
   5,461    Kellogg Co.                                                  264,476

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                                       95

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
  37,006    PepsiCo, Inc.                                             $2,221,840
  17,023    Sara Lee Corp.                                               272,708
                                                                      ----------
                                                                       3,891,206
                                                                      ----------
            FOOD: MEAT/FISH/DAIRY (0.1%)
   3,046    Dean Foods Co.*                                              113,281
   5,636    Tyson Foods, Inc. (Class A)                                   83,751
                                                                      ----------
                                                                         197,032
                                                                      ----------
            FOOD: SPECIALTY/CANDY (0.2%)
   3,977    Hershey Co. (The)                                            219,013
   2,967    McCormick & Co., Inc. (Non-Voting)                            99,543
   4,972    Wrigley (Wm.) Jr. Co.                                        225,530
                                                                      ----------
                                                                         544,086
                                                                      ----------
            FOREST PRODUCTS (0.1%)
   2,378    Louisiana-Pacific Corp.                                       52,078
   5,514    Weyerhaeuser Co.                                             343,247
                                                                      ----------
                                                                         395,325
                                                                      ----------
            GAS DISTRIBUTORS (0.3%)
   8,059    Dynegy, Inc. (Class A)*                                       44,083
   3,918    KeySpan Corp.                                                158,287
     994    Nicor Inc.                                                    41,251
   6,106    NiSource, Inc.                                               133,355
     860    Peoples Energy Corp.                                          30,883
   5,783    Sempra Energy                                                263,011
                                                                      ----------
                                                                         670,870
                                                                      ----------
            HOME BUILDING (0.2%)
   2,718    Centex Corp.                                                 136,715
   6,088    D.R. Horton, Inc.                                            145,016
   1,688    KB Home                                                       77,395
   3,121    Lennar Corp. (Class A)                                       138,479
   4,769    Pulte Homes, Inc.                                            137,300
                                                                      ----------
                                                                         634,905
                                                                      ----------
            HOME FURNISHINGS (0.1%)
   4,083    Leggett & Platt, Inc.                                        101,993
   6,199    Newell Rubbermaid, Inc.                                      160,120
                                                                      ----------
                                                                         262,113
                                                                      ----------
            HOME IMPROVEMENT CHAINS (1.1%)
  46,288    Home Depot, Inc. (The)                                     1,656,647
  17,374    Lowe's Companies, Inc.                                     1,054,081
   2,495    Sherwin-Williams Co.                                         118,463
                                                                      ----------
                                                                       2,829,191
                                                                      ----------
            HOSPITAL/NURSING MANAGEMENT (0.2%)
   9,138    HCA, Inc.                                                    394,305
   5,379    Health Management Associates, Inc. (Class A)                 106,020
   1,769    Manor Care, Inc.                                              83,001
  10,540    Tenet Healthcare Corp.*                                       73,569
                                                                      ----------
                                                                         656,895
                                                                      ----------
            HOTELS/RESORTS/CRUISELINES (0.4%)
   9,727    Carnival Corp. (Panama)                                      406,005
   7,403    Hilton Hotels Corp.                                          209,357
   7,323    Marriott International, Inc. (Class A)                       279,153
   4,865    Starwood Hotels & Resorts Worldwide, Inc.                    293,554
                                                                      ----------
                                                                       1,188,069
                                                                      ----------
            HOUSEHOLD/PERSONAL CARE (2.4%)
   1,703    Alberto-Culver Co.                                            82,970
  10,084    Avon Products, Inc.                                          312,604
   3,378    Clorox Co. (The)                                             205,957
  11,526    Colgate-Palmolive Co.                                        690,407
   2,661    Estee Lauder Companies, Inc. (The) (Class A)                 102,901
   1,770    International Flavors & Fragrances, Inc.                      62,375
  10,296    Kimberly-Clark Corp.                                         635,263
  73,486    Procter & Gamble Co. (The)                                 4,085,822
                                                                      ----------
                                                                       6,178,299
                                                                      ----------

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                                       96

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
            INDUSTRIAL CONGLOMERATES (5.2%)
  16,884    3M Co.                                                   $ 1,363,721
   5,283    Danaher Corp.                                                339,803
 232,863    General Electric Co.**                                     7,675,164
  18,541    Honeywell International, Inc.                                747,202
   7,356    Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)                  314,690
   4,142    ITT Industries, Inc.                                         205,029
   2,913    Textron, Inc.                                                268,520
  45,608    Tyco International Ltd. (Bermuda)                          1,254,220
  22,638    United Technologies Corp.                                  1,435,702
                                                                     -----------
                                                                      13,604,051
                                                                     -----------
            INDUSTRIAL MACHINERY (0.2%)
   9,275    Illinois Tool Works Inc.                                     440,563
   2,694    Parker Hannifin Corp.                                        209,054
                                                                     -----------
                                                                         649,617
                                                                     -----------
            INDUSTRIAL SPECIALTIES (0.2%)
   4,078    Ecolab Inc.                                                  165,485
   3,709    PPG Industries, Inc.                                         244,794
                                                                     -----------
                                                                         410,279
                                                                     -----------
            INFORMATION TECHNOLOGY SERVICES (1.2%)
   4,079    Citrix Systems, Inc.*                                        163,731
  11,610    Electronic Data Systems Corp.                                279,337
  34,720    International Business Machines Corp.                      2,667,190
   7,681    Unisys Corp.*                                                 48,237
                                                                     -----------
                                                                       3,158,495
                                                                     -----------
            INSURANCE BROKERS/SERVICES (0.2%)
   7,136    AON Corp.                                                    248,476
  12,304    Marsh & McLennan Companies, Inc.                             330,855
                                                                     -----------
                                                                         579,331
                                                                     -----------
            INTEGRATED OIL (5.5%)
  49,637    Chevron Corp.                                              3,080,472
  36,965    ConocoPhillips                                             2,422,316
 135,492    Exxon Mobil Corp.                                          8,312,434
   5,400    Hess Corp.                                                   285,390
   3,720    Murphy Oil Corp.                                             207,799
                                                                     -----------
                                                                      14,308,411
                                                                     -----------
            INTERNET RETAIL (0.1%)
   6,924    Amazon.com, Inc.*                                            267,820
                                                                     -----------
            INTERNET SOFTWARE/SERVICES (1.1%)
   4,615    Google, Inc. (Class A)*                                    1,935,208
   5,490    VeriSign, Inc.*                                              127,203
  28,079    Yahoo!, Inc.*                                                926,607
                                                                     -----------
                                                                       2,989,018
                                                                     -----------
            INVESTMENT BANKS/BROKERS (2.4%)
   5,473    Ameriprise Financial, Inc.                                   244,479
   2,701    Bear Stearns Companies, Inc. (The)                           378,356
   9,550    E*TRADE Group, Inc.*                                         217,931
   9,675    Goldman Sachs Group, Inc. (The)                            1,455,410
  11,990    Lehman Brothers Holdings Inc.                                781,149
  20,692    Merrill Lynch & Co., Inc.                                  1,439,336
  23,986    Morgan Stanley (Note 4)                                    1,516,155
  23,106    Schwab (Charles) Corp. (The)                                 369,234
                                                                     -----------
                                                                       6,402,050
                                                                     -----------
            INVESTMENT MANAGERS (0.5%)
   1,890    Federated Investors, Inc. (Class B)                           59,535
   3,435    Franklin Resources, Inc.                                     298,192
   4,739    Janus Capital Group, Inc.                                     84,828
   2,953    Legg Mason, Inc.                                             293,883
   9,261    Mellon Financial Corp.                                       318,856
   5,948    Price (T.) Rowe Group, Inc.                                  224,894
                                                                     -----------
                                                                       1,280,188
                                                                     -----------
            LIFE/HEALTH INSURANCE (0.9%)
  11,166    AFLAC, Inc.                                                  517,544
   8,170    Genworth Financial Inc. (Class A)                            284,643

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                                       97

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
   6,430    Lincoln National Corp.                                   $   362,909
  16,989    MetLife, Inc. (Note 4)                                       870,007
   2,247    Torchmark Corp.                                              136,438
   6,699    UnumProvident Corp.                                          121,453
                                                                     -----------
                                                                       2,292,994
                                                                     -----------
            MAJOR BANKS (4.9%)
 102,196    Bank of America Corp.                                      4,915,628
  17,283    Bank of New York Co., Inc. (The)                             556,513
  12,290    BB&T Corp.                                                   511,141
   3,637    Comerica, Inc.                                               189,088
   5,493    Huntington Bancshares, Inc.                                  129,525
   9,052    KeyCorp                                                      322,975
  12,148    National City Corp.                                          439,636
   6,629    PNC Financial Services Group                                 465,157
  10,214    Regions Financial Corp.                                      338,288
   8,143    SunTrust Banks, Inc.                                         620,985
  36,021    Wachovia Corp.                                             1,948,016
  37,623    Wells Fargo & Co.                                          2,523,751
                                                                     -----------
                                                                      12,960,703
                                                                     -----------
            MAJOR
            TELECOMMUNICATIONS (3.1%)
   8,714    ALLTEL Corp.                                                 556,215
  87,067    AT&T Inc.                                                  2,428,299
  40,507    BellSouth Corp.                                            1,466,353
   3,338    Embarq Corp.*                                                136,825
  66,713    Sprint Nextel Corp.                                        1,333,593
  65,329    Verizon Communications, Inc.                               2,187,868
                                                                     -----------
                                                                       8,109,153
                                                                     -----------
            MANAGED HEALTH CARE (1.5%)
  12,697    Aetna, Inc.                                                  506,991
   9,908    Caremark Rx, Inc.                                            494,112
   2,682    CIGNA Corp.                                                  264,204
   3,594    Coventry Health Care, Inc.*                                  197,454
   3,687    Humana, Inc.*                                                197,992
  30,165    UnitedHealth Group Inc.                                    1,350,789
  14,275    WellPoint Inc.*                                            1,038,792
                                                                     -----------
                                                                       4,050,334
                                                                     -----------
            MEDIA CONGLOMERATES (2.0%)
  17,299    CBS Corp. (Class B)                                          467,938
  49,151    Disney (Walt) Co. (The)                                    1,474,530
  52,974    News Corp (Class A)                                        1,016,041
  95,894    Time Warner, Inc.                                          1,658,966
  16,147    Viacom, Inc. (Class B)*                                      578,708
                                                                     -----------
                                                                       5,196,183
                                                                     -----------
            MEDICAL DISTRIBUTORS (0.5%)
   4,701    AmerisourceBergen Corp.                                      197,066
   9,354    Cardinal Health, Inc.                                        601,743
   6,811    McKesson Corp.                                               322,024
   3,105    Patterson Companies, Inc.*                                   108,458
                                                                     -----------
                                                                       1,229,291
                                                                     -----------
            MEDICAL SPECIALTIES (1.7%)
   4,144    Applera Corp. - Applied Biosystems Group                     134,058
   2,319    Bard (C.R.), Inc.                                            169,890
   1,204    Bausch & Lomb, Inc.                                           59,044
  14,664    Baxter International, Inc.                                   539,049
   5,531    Becton, Dickinson & Co.                                      338,110
   5,511    Biomet, Inc.                                                 172,439
  26,981    Boston Scientific Corp.*                                     454,360
   2,780    Fisher Scientific International Inc.*                        203,079
   3,498    Hospira, Inc.*                                               150,204
  27,030    Medtronic, Inc.                                            1,268,248
   2,796    Pall Corp.                                                    78,288
   2,836    PerkinElmer, Inc.                                             59,272
   8,083    St. Jude Medical, Inc.*                                      262,051
   6,548    Stryker Corp.                                                275,736
   2,318    Waters Corp.*                                                102,919
   5,541    Zimmer Holdings, Inc.*                                       314,286
                                                                     -----------
                                                                       4,581,033
                                                                     -----------
            MISCELLANEOUS COMMERCIAL
            SERVICES (0.1%)
   3,088    Cintas Corp.                                                 122,779
   2,973    Sabre Holdings Corp.
               (Class A)                                                  65,406
                                                                     -----------
                                                                         188,185
                                                                     -----------

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                                       98

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            MISCELLANEOUS MANUFACTURING (0.1%)
   4,566    Dover Corp.                                               $  225,697
                                                                      ----------
            MOTOR VEHICLES (0.4%)
  42,010    Ford Motor Co.                                               291,129
  12,665    General Motors Corp.                                         377,290
   6,016    Harley-Davidson, Inc.                                        330,218
                                                                      ----------
                                                                         998,637
                                                                      ----------
            MULTI-LINE INSURANCE (1.7%)
  58,168    American International Group, Inc.                         3,434,820
   6,786    Hartford Financial Services Group, Inc. (The)                574,096
   9,092    Loews Corp.                                                  322,311
   2,669    Safeco Corp.                                                 150,398
                                                                      ----------
                                                                       4,481,625
                                                                      ----------
            OFFICE EQUIPMENT/SUPPLIES (0.1%)
   2,458    Avery Dennison Corp.                                         142,711
   4,971    Pitney Bowes, Inc.                                           205,302
                                                                      ----------
                                                                         348,013
                                                                      ----------
            OIL & GAS PIPELINES (0.3%)
  15,408    El Paso Corp.                                                231,120
   2,334    Kinder Morgan, Inc.                                          233,143
  13,328    Williams Companies, Inc. (The)                               311,342
                                                                      ----------
                                                                         775,605
                                                                      ----------
            OIL & GAS PRODUCTION (1.5%)
  10,268    Anadarko Petroleum Corp.                                     489,681
   7,398    Apache Corp.                                                 504,914
   8,606    Chesapeake Energy Corp.                                      260,332
   9,853    Devon Energy Corp.                                           595,220
   5,422    EOG Resources, Inc.                                          375,961
   5,084    Kerr-McGee Corp.                                             352,575
   9,591    Occidental Petroleum Corp.                                   983,557
   8,154    XTO Energy Inc.                                              360,978
                                                                      ----------
                                                                       3,923,218
                                                                      ----------
            OIL REFINING/MARKETING (0.7%)
   8,116    Marathon Oil Corp.                                           676,063
   2,970    Sunoco, Inc.                                                 205,791
  13,783    Valero Energy Corp.                                          916,845
                                                                      ----------
                                                                       1,798,699
                                                                      ----------
            OILFIELD SERVICES/EQUIPMENT (1.6%)
   7,631    Baker Hughes Inc.                                            624,597
   7,200    BJ Services Co.                                              268,272
  11,560    Halliburton Co.                                              857,868
   3,918    National Oilwell-Varco, Inc.*                                248,088
  26,422    Schlumberger Ltd. (Netherlands Antilles)                   1,720,336
   7,808    Weatherford International Ltd. (Bermuda)*                    387,433
                                                                      ----------
                                                                       4,106,594
                                                                      ----------
            OTHER CONSUMER SERVICES (0.6%)
   3,134    Apollo Group, Inc. (Class A)*                                161,934
   7,355    Block (H.& R.), Inc.                                         175,490
  22,399    Cendant Corp.                                                364,880
  25,894    eBay Inc.*                                                   758,435
                                                                      ----------
                                                                       1,460,739
                                                                      ----------
            OTHER CONSUMER SPECIALTIES (0.1%)
   3,284    Fortune Brands, Inc.                                         233,197
                                                                      ----------
            OTHER METALS/MINERALS (0.1%)
   4,564    Phelps Dodge Corp.                                           374,978
                                                                      ----------
            PACKAGED SOFTWARE (2.9%)
  13,408    Adobe Systems, Inc.*                                         407,067
   5,189    Autodesk, Inc.*                                              178,813
   4,766    BMC Software, Inc.*                                          113,907
  10,218    CA Inc.                                                      209,980
   8,451    Compuware Corp.*                                              56,622
   3,826    Intuit Inc.*                                                 231,052
 196,465    Microsoft Corp.                                            4,577,635
   7,592    Novell, Inc.*                                                 50,335
  86,992    Oracle Corp.*                                              1,260,514
   2,495    Parametric Technology Corp.*                                  31,711
  23,180    Symantec Corp.*                                              360,217
                                                                      ----------
                                                                       7,477,853
                                                                      ----------

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                                       99

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
            PERSONNEL SERVICES (0.1%)
   2,879    Monster Worldwide Inc.*                                  $   122,818
   3,847    Robert Half International, Inc.                              161,574
                                                                     -----------
                                                                         284,392
                                                                     -----------
            PHARMACEUTICALS: GENERIC DRUGS (0.1%)
   2,378    Barr Pharmaceuticals Inc.*                                   113,407
   4,708    Mylan Laboratories, Inc.                                      94,160
   2,284    Watson Pharmaceuticals, Inc.*                                 53,172
                                                                     -----------
                                                                         260,739
                                                                     -----------
            PHARMACEUTICALS: MAJOR (6.0%)
  34,178    Abbott Laboratories                                        1,490,503
  44,034    Bristol-Myers Squibb Co.                                   1,138,719
  66,310    Johnson & Johnson                                          3,973,295
  25,308    Lilly (Eli) & Co.                                          1,398,773
  48,875    Merck & Co., Inc.                                          1,780,516
 164,091    Pfizer, Inc.                                               3,851,216
  33,167    Schering-Plough Corp.                                        631,168
  30,141    Wyeth                                                      1,338,562
                                                                     -----------
                                                                      15,602,752
                                                                     -----------
            PHARMACEUTICALS: OTHER (0.3%)
   3,419    Allergan, Inc.                                               366,722
   7,298    Forest Laboratories, Inc.*                                   282,360
   5,411    King Pharmaceuticals, Inc.*                                   91,987
                                                                     -----------
                                                                         741,069
                                                                     -----------
            PRECIOUS METALS (0.3%)
   4,221    Freeport-McMoRan Copper & Gold, Inc. (Class B)               233,886
  10,053    Newmont Mining Corp.                                         532,105
                                                                     -----------
                                                                         765,991
                                                                     -----------
            PROPERTY - CASUALTY INSURERS (1.2%)
   7,282    ACE Ltd. (Cayman Islands)                                    368,396
  14,229    Allstate Corp. (The) (Note 4)                                778,753
   9,203    Chubb Corp. (The)                                            459,230
   3,864    Cincinnati Financial Corp.                                   181,647
  17,523    Progressive Corp. (The)                                      450,516
  15,592    St. Paul Travelers Companies, Inc. (The)                     695,091
   4,038    XL Capital Ltd. (Class A) (Cayman Islands)                   247,529
                                                                     -----------
                                                                       3,181,162
                                                                     -----------
            PUBLISHING: BOOKS/MAGAZINES (0.0%)
     953    Meredith Corp.                                                47,212
                                                                     -----------
            PUBLISHING: NEWSPAPERS (0.3%)
   1,323    Dow Jones & Co., Inc.                                         46,318
   5,320    Gannett Co., Inc.                                            297,548
     780    McClatchy Co. (The) (Class A)                                 31,314
   3,306    New York Times Co. (The) (Class A)                            81,129
   1,905    Scripps (E.W.) Co. (Class A)                                  82,182
   5,761    Tribune Co.                                                  186,829
                                                                     -----------
                                                                         725,320
                                                                     -----------
            PULP & PAPER (0.2%)
  11,039    International Paper Co.                                      356,560
   4,057    MeadWestvaco Corp.                                           113,312
                                                                     -----------
                                                                         469,872
                                                                     -----------
            RAILROADS (0.8%)
   8,166    Burlington Northern Santa Fe Corp.                           647,156
   4,962    CSX Corp.                                                    349,523
   9,285    Norfolk Southern Corp.                                       494,148
   6,032    Union Pacific Corp.                                          560,735
                                                                     -----------
                                                                       2,051,562
                                                                     -----------
            REAL ESTATE INVESTMENT TRUSTS (0.9%)
   2,177    Apartment Investment & Management Co. (Class A)               94,591
   4,786    Archstone-Smith Trust                                        243,464
   2,000    Boston Properties, Inc.                                      180,800
   8,199    Equity Office Properties Trust                               299,345
   6,512    Equity Residential                                           291,282
   4,738    Kimco Realty Corp.                                           172,890
   4,128    Plum Creek Timber Co., Inc.                                  146,544
   5,486    ProLogis                                                     285,930

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                                       100

NUMBER OF
 SHARES                                                                  VALUE
--------------------------------------------------------------------------------
   1,853    Public Storage, Inc.                                      $  140,643
   4,105    Simon Property Group, Inc.                                   340,469
   2,663    Vornado Realty Trust                                         259,776
                                                                      ----------
                                                                       2,455,734
                                                                      ----------
            RECREATIONAL PRODUCTS (0.2%)
   2,118    Brunswick Corp.                                               70,424
   6,856    Electronic Arts Inc.*                                        295,082
   3,855    Hasbro, Inc.                                                  69,814
   8,722    Mattel, Inc.                                                 144,000
                                                                      ----------
                                                                         579,320
                                                                      ----------
            REGIONAL BANKS (1.4%)
   7,750    AmSouth Bancorporation                                       204,988
   3,685    Commerce Bancorp, Inc.                                       131,444
   2,892    Compass Bancshares, Inc.                                     160,795
  12,462    Fifth Third Bancorp                                          460,471
   2,760    First Horizon National Corp.                                 110,952
   1,767    M&T Bank Corp.                                               208,365
   5,045    Marshall & Ilsley Corp.                                      230,758
  10,417    North Fork Bancorporation, Inc.                              314,281
   4,151    Northern Trust Corp.                                         229,550
   7,228    Synovus Financial Corp.                                      193,566
  39,859    U.S. Bancorp                                               1,230,846
   2,376    Zions Bancorporation                                         185,185
                                                                      ----------
                                                                       3,661,201
                                                                      ----------
            RESTAURANTS (0.8%)
   2,888    Darden Restaurants, Inc.                                     113,787
  27,905    McDonald's Corp.                                             937,608
  17,187    Starbucks Corp.*                                             648,981
   2,603    Wendy's International, Inc.                                  151,729
   6,090    Yum! Brands, Inc.                                            306,144
                                                                      ----------
                                                                       2,158,249
                                                                      ----------
            SAVINGS BANKS (0.6%)
   5,730    Golden West Financial Corp.                                  425,166
   8,429    Sovereign Bancorp, Inc.                                      171,184
  21,515    Washington Mutual, Inc.                                      980,654
                                                                      ----------
                                                                       1,577,004
                                                                      ----------
            SEMICONDUCTORS (2.3%)
  10,841    Advanced Micro Devices, Inc.*                                264,737
   8,046    Altera Corp.*                                                141,207
   8,088    Analog Devices, Inc.                                         259,948
  10,129    Broadcom Corp. (Class A)*                                    304,376
   9,087    Freescale Semiconductor Inc. (Class B)*                      267,158
 130,267    Intel Corp.                                                2,468,560
   6,800    Linear Technology Corp.                                      227,732
   8,884    LSI Logic Corp.*                                              79,512
   7,182    Maxim Integrated Products, Inc.                              230,614
  15,141    Micron Technology, Inc.*                                     228,023
   7,561    National Semiconductor Corp.                                 180,330
   7,894    NVIDIA Corp.*                                                168,063
   4,630    PMC - Sierra, Inc.*                                           43,522
  34,891    Texas Instruments Inc.                                     1,056,848
   7,692    Xilinx, Inc.                                                 174,224
                                                                      ----------
                                                                       6,094,854
                                                                      ----------
            SERVICES TO THE HEALTH INDUSTRY (0.4%)
   3,293    Express Scripts, Inc.*                                       236,240
   4,472    IMS Health Inc.                                              120,073
   2,793    Laboratory Corp. of America Holdings*                        173,808
   6,755    Medco Health Solutions Inc.*                                 386,926
   3,639    Quest Diagnostics Inc.                                       218,049
                                                                      ----------
                                                                       1,135,096
                                                                      ----------
            SPECIALTY INSURANCE (0.2%)
   2,368    Ambac Financial Group, Inc.                                  192,045
   3,017    MBIA Inc.                                                    176,645
   1,958    MGIC Investment Corp.                                        127,270
                                                                      ----------
                                                                         495,960
                                                                      ----------
            SPECIALTY STORES (0.5%)
   3,321    AutoNation, Inc.*                                             71,202
   1,198    AutoZone, Inc.*                                              105,664
   6,320    Bed Bath & Beyond Inc.*                                      209,634
   6,443    Office Depot, Inc.*                                          244,834

                       SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                  VALUE
--------------------------------------------------------------------------------
   1,593    OfficeMax Inc.                                          $     64,915
  16,306    Staples, Inc.                                                396,562
   3,138    Tiffany & Co.                                                103,617
                                                                    ------------
                                                                       1,196,428
                                                                    ------------
            SPECIALTY TELECOMMUNICATIONS (0.2%)
   2,601    CenturyTel, Inc.                                              96,627
   7,277    Citizens Communications Co.                                   94,965
  35,055    Qwest Communications International, Inc.*                    283,595
                                                                    ------------
                                                                         475,187
                                                                    ------------
            STEEL (0.3%)
   1,953    Allegheny Technologies Inc.                                  135,226
   6,976    Nucor Corp.                                                  378,448
   2,439    United States Steel Corp.                                    171,023
                                                                    ------------
                                                                         684,697
                                                                    ------------
            TELECOMMUNICATION EQUIPMENT (1.5%)
   2,625    ADC Telecommunications, Inc.*                                 44,258
   3,575    Andrew Corp.*                                                 31,675
  13,158    CIENA Corp.*                                                  63,290
   4,524    Comverse Technology, Inc.*                                    89,439
  34,880    Corning, Inc.*                                               843,747
 100,324    Lucent Technologies Inc.*                                    242,784
  55,312    Motorola, Inc.                                             1,114,537
  37,536    QUALCOMM, Inc.                                             1,504,068
  10,035    Tellabs, Inc.*                                               133,566
                                                                    ------------
                                                                       4,067,364
                                                                    ------------
            TOBACCO (1.5%)
  46,762    Altria Group, Inc.                                         3,433,734
   1,919    Reynolds American, Inc.                                      221,261
   3,614    UST, Inc.                                                    163,317
                                                                    ------------
                                                                       3,818,312
                                                                    ------------
            TOOLS/HARDWARE (0.1%)
   1,702    Black & Decker Corp.                                         143,751
   1,301    Snap-On, Inc.                                                 52,586
   1,583    Stanley Works (The)                                           74,749
                                                                    ------------
                                                                         271,086
                                                                    ------------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (0.8%)
  14,996    Caterpillar Inc.                                           1,116,902
   1,040    Cummins Inc.                                                 127,140
   5,253    Deere & Co.                                                  438,573
   1,382    Navistar International Corp.*                                 34,011
   3,734    PACCAR, Inc.                                                 307,607
                                                                    ------------
                                                                       2,024,233
                                                                    ------------
            WHOLESALE DISTRIBUTORS (0.1%)
   3,867    Genuine Parts Co.                                            161,099
   1,709    Grainger (W.W.), Inc.                                        128,568
                                                                    ------------
                                                                         289,667
                                                                    ------------
            TOTAL COMMON STOCKS
               (COST $209,652,466)                                   257,201,485
                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
            SHORT-TERM INVESTMENT(1.7%) REPURCHASE AGREEMENT
  $4,379    The Bank of New York 5.188% due 07/03/06 (dated
            06/30/06; proceeds $4,380,894) (b) (COST $4,379,001)       4,379,001
                                                                    ------------
TOTAL INVESTMENTS
   (COST $214,031,467)(c)(d)                                99.9%    261,580,486
OTHER ASSETS IN EXCESS OF LIABILITIES                        0.1         282,897
                                                           -----    ------------
NET ASSETS                                                 100.0%   $261,863,383
                                                           =====    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

----------
*    NON-INCOME PRODUCING SECURITY.

** A PORTION OF THIS SECURITY HAS BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS IN THE AMOUNT OF $220,500.

(a) A SECURITY WITH TOTAL MARKET VALUE EQUAL TO $0 HAS BEEN VALUED AT ITS FAIR VALUE AS DETERMINED IN GOOD FAITH UNDER PROCEDURES ESTABLISHED BY AND UNDER GENERAL SUPERVISION OF THE FUND'S TRUSTEES.

(b) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOC. 5.50% DUE 06/01/36 VALUED AT $4,466,581.

(c) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $4,203,075 IN CONNECTION WITH OPEN FUTURES CONTRACTS.

(d) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $70,290,540 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $22,741,521, RESULTING IN NET UNREALIZED APPRECIATION OF $47,549,019.

FUTURES CONTRACTS OPEN AT JUNE 30, 2006:

                              DESCRIPTION,
                                DELIVERY               UNDERLYING
NUMBER OF   LONG/              MONTH AND               FACE AMOUNT    UNREALIZED
CONTRACTS   SHORT                 YEAR                  AT VALUE     APPRECIATION
---------------------------------------------------------------------------------
   55       Long    S&P 500 Index, E-Mini September
                    2006                                $3,518,350     $40,838
    3       Long    S&P 500 Index, September 2006          959,550      13,335
                                                                       -------
   Total Unrealized Appreciation                                       $54,173
                                                                       =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index

SUMMARY OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

                                                                      PERCENT OF
SECTOR                                                     VALUE      NET ASSETS
--------------------------------------------------------------------------------
Finance                                                $ 54,932,645      21.0%
Electronic Technology                                    25,643,019       9.8
Health Technology                                        24,448,500       9.3
Energy Minerals                                          20,030,328       7.6
Producer Manufacturing                                   19,042,534       7.3
Consumer Non-Durables                                    18,858,520       7.2
Technology Services                                      15,855,036       6.1
Retail Trade                                             14,390,397       5.5
Consumer Services                                        13,422,812       5.1
Utilities                                                 8,702,261       3.3
Communications                                            8,584,340       3.3
Industrial Services                                       6,700,551       2.6
Health Services                                           5,842,325       2.2
Process Industries                                        5,359,777       2.0
Transportation                                            5,107,017       2.0
Repurchase Agreement                                      4,379,001       1.7
Consumer Durables                                         3,463,497       1.3
Non-Energy Minerals                                       3,027,260       1.2
Distribution Services                                     1,942,245       0.7
Commercial Services                                       1,848,421       0.7
                                                       ------------      ----
                                                       $261,580,486*     99.9%
                                                       ============      ====

----------
* DOES NOT INCLUDE OPEN LONG FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $4,477,900 WITH A TOTAL UNREALIZED APPRECIATION OF $54,173.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage

PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (97.5%)
            AUSTRALIA (3.6%)
            BEVERAGES: ALCOHOLIC
 139,800    McGuigan Simeon Wines Ltd.                                $  259,713
                                                                      ----------
            DATA PROCESSING SERVICES
  75,200    Computershare Ltd.                                           438,667
                                                                      ----------
            OTHER CONSUMER SERVICES
  57,000    A.B.C. Learning Centres Ltd.                                 271,083
                                                                      ----------
            TOTAL AUSTRALIA                                              969,463
                                                                      ----------
            BERMUDA (2.4%)
            MULTI-LINE INSURANCE
  15,100    Axis Capital Holdings Ltd.                                   432,011
                                                                      ----------
            SEMICONDUCTORS
   5,146    Marvell Technology Group, Ltd.*                              228,122
                                                                      ----------
            TOTAL BERMUDA                                                660,133
                                                                      ----------
            BRITISH VIRGIN ISLANDS (1.6%)
            ELECTRONIC EQUIPMENT/
            INSTRUMENTS
  19,200    Nam Tai Electronics, Inc.                                    429,504
                                                                      ----------
            CANADA (2.1%)
            BIOTECHNOLOGY
  22,900    Angiotech Pharmaceuticals, Inc*                              269,075
                                                                      ----------
            FOOD: SPECIALTY/CANDY
  32,000    SunOpta Inc.*                                                296,960
                                                                      ----------
            TOTAL CANADA                                                 566,035
                                                                      ----------
            DENMARK (1.7%)
            MAJOR BANKS
  12,200    Danske Bank A/S                                              464,284
                                                                      ----------
            GERMANY (5.9%)
            APPAREL/FOOTWEAR
   8,808    Adidas AG                                                    421,003
                                                                      ----------
            FINANCE/RENTAL/LEASING
   5,234    Grenkeleasing AG                                             348,021
                                                                      ----------
            FINANCIAL CONGLOMERATES
   8,754    Hypo Real Estate Holding AG                               $  531,591
                                                                      ----------
            MEDICAL SPECIALTIES
   1,800    Fresenius AG                                                 297,605
                                                                      ----------
            TOTAL GERMANY                                              1,598,220
                                                                      ----------
            GREECE (1.2%)
            REGIONAL BANKS
  11,980    EFG Eurobank Ergasias                                        332,112
                                                                      ----------
            HONG KONG (5.5%)
            AGRICULTURAL COMMODITIES/MILLING
 644,000    Global Bio-chem Technology Group Co., Ltd.                   273,619
                                                                      ----------
            APPAREL/FOOTWEAR RETAIL
 104,500    Esprit Holdings Ltd.                                         853,006
                                                                      ----------
            WHOLESALE DISTRIBUTORS
 178,200    Li & Fung Ltd.                                               360,209
                                                                      ----------
            TOTAL HONG KONG                                            1,486,834
                                                                      ----------
            ISRAEL (1.5%)
            PHARMACEUTICALS: OTHER
  13,200    Teva Pharmaceutical Industries Ltd. (ADR)                    416,988
                                                                      ----------
            ITALY (3.1%)
            MAJOR BANKS
 108,000    UniCredito Italiano SpA                                      845,169
                                                                      ----------
            JAPAN (3.6%)
            HOME BUILDING
   9,900    Daito Trust Construction Co., Ltd.                           548,510
                                                                      ----------
            INDUSTRIAL MACHINERY
  25,500    OSG Corp.                                                    429,420
                                                                      ----------
            TOTAL JAPAN                                                  977,930
                                                                      ----------
            MEXICO (1.2%)
            BEVERAGES: NON-ALCOHOLIC
   3,900    Fomento Economico Mexicano, S.A. de C.V. (ADR) (Units)+      326,508
                                                                      ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            SINGAPORE (4.6%)
            AIRLINES
  62,000    Singapore Airlines Ltd.                                   $  497,473
                                                                      ----------
            ELECTRONIC COMPONENTS
  25,900    Flextronics International
               Ltd.*                                                     275,058
                                                                      ----------
            MARINE SHIPPING
 601,000    Cosco Corp Ltd.                                              478,431
                                                                      ----------
            TOTAL SINGAPORE                                            1,250,962
                                                                      ----------
            SOUTH AFRICA (1.2%)
            PHARMACEUTICALS: GENERIC DRUGS
  61,700    Aspen Pharmacare
               Holdings Ltd.*                                            313,220
                                                                      ----------
            SPAIN (9.0%)
            APPAREL/FOOTWEAR RETAIL
  10,200    Industria de Diseno Textil,
               S.A. (Inditex)                                            430,150
                                                                      ----------
            BROADCASTING
  17,800    Antena 3 Television S.A.                                     406,509
  18,800    Gestevision Telecinco S.A.                                   450,742
                                                                      ----------
                                                                         857,251
                                                                      ----------
            MAJOR BANKS
  15,331    Banco Bilbao Vizcaya
               Argentaria, S.A.                                          315,228
  30,384    Banco Santander Central
               Hispano S.A.                                              443,690
                                                                      ----------
                                                                         758,918
                                                                      ----------
            MAJOR TELECOMMUNICATIONS
  24,938    Telefonica S.A.                                              415,185
                                                                      ----------
            TOTAL SPAIN                                                2,461,504
                                                                      ----------
            SWITZERLAND (2.0%)
            FINANCIAL CONGLOMERATES
   5,033    UBS AG (Registered Shares)                                   551,178
                                                                      ----------
            TAIWAN (1.5%)
            SEMICONDUCTORS
  45,114    Taiwan Semiconductor
               Manufacturing Co.
               Ltd. (ADR)                                             $  414,142
                                                                      ----------
            UNITED KINGDOM (8.8%)
            BEVERAGES: ALCOHOLIC
  29,900    SABMiller PLC                                                538,578
                                                                      ----------
            INVESTMENT MANAGERS
  10,671    Man Group PLC                                                502,574
 176,000    RAB Capital PLC                                              271,641
                                                                      ----------
                                                                         774,215
                                                                      ----------
            MAJOR BANKS
  20,169    Standard Chartered PLC                                       492,101
                                                                      ----------
            PHARMACEUTICALS: OTHER
  41,548    Shire PLC                                                    605,931
                                                                      ----------
            TOTAL UNITED KINGDOM                                       2,410,825
                                                                      ----------
            UNITED STATES (37.0%)
            APPAREL/FOOTWEAR
  10,100    Under Armour, Inc.
               (Class A)*                                                430,462
                                                                      ----------
            BIOTECHNOLOGY
   8,611    Amgen Inc.*                                                  561,695
   5,141    Genentech, Inc.*                                             420,534
   4,700    Gilead Sciences, Inc.*                                       278,052
                                                                      ----------
                                                                       1,260,281
                                                                      ----------
            BROADCASTING
  18,500    XM Satellite Radio Holdings
               Inc. (Class A)*                                           271,025
                                                                      ----------
            COMPUTER PROCESSING HARDWARE
   9,665    Apple Computer, Inc.*                                        552,065
                                                                      ----------
            ELECTRIC UTILITIES
   8,000    Constellation Energy
               Group, Inc.                                               436,160
                                                                      ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
            ELECTRONIC COMPONENTS
  10,300    Amphenol Corp. (Class A)                                 $   576,388
                                                                     -----------
            FINANCIAL CONGLOMERATES
   5,950    Prudential Financial, Inc.                                   462,315
                                                                     -----------
            FOOD: MAJOR DIVERSIFIED
   5,300    PepsiCo, Inc.                                                318,212
                                                                     -----------
            HOSPITAL/NURSING MANAGEMENT
   8,900    United Surgical Partners
               International, Inc.*                                      267,623
                                                                     -----------
            INSURANCE BROKERS/SERVICES
  13,500    Willis Group Holdings Ltd.                                   433,350
                                                                     -----------
            INVESTMENT BANKS/BROKERS
   4,100    Goldman Sachs Group,
               Inc. (The)                                                616,763
   6,009    Merrill Lynch & Co., Inc.                                    417,986
                                                                     -----------
                                                                       1,034,749
                                                                     -----------
            INVESTMENT TRUSTS/MUTUAL FUNDS
  12,200    KKR Private Equity Investors
               LP (Units)*+                                              267,180
                                                                     -----------
            LIFE/HEALTH INSURANCE
   9,700    AFLAC, Inc.                                                  449,595
                                                                     -----------
            MEDIA CONGLOMERATES
  37,516    News Corp (Class A)                                          719,557
                                                                     -----------
            MEDICAL SPECIALTIES
   8,400    Bard (C.R.), Inc.                                            615,384
   6,200    Fisher Scientific
               International Inc.*                                       452,910
                                                                     -----------
                                                                       1,068,294
                                                                     -----------
            MEDICAL/NURSING SERVICES
  12,900    Matria Healthcare, Inc.*                                     276,318
                                                                     -----------
            MISCELLANEOUS COMMERCIAL
            SERVICES
  10,700    FTI Consulting Inc.*                                         286,439
                                                                     -----------
            MISCELLANEOUS MANUFACTURING
   7,500    Mine Safety Appliances Co.                                   301,500
                                                                     -----------
            SPECIALTY STORES
  12,640    Staples, Inc.                                            $   307,405
                                                                     -----------
            TELECOMMUNICATION EQUIPMENT
  14,741    Corning, Inc.*                                               356,585
                                                                     -----------
            TOTAL UNITED STATES                                       10,075,503
                                                                     -----------
            TOTAL COMMON STOCKS
               (COST $25,846,746)                                     26,550,514
                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
            SHORT-TERM INVESTMENT (1.9%)
            REPURCHASE AGREEMENT
$     524   The Bank of New York
               5.1875% due 07/03/06
               (dated 06/30/06;
               proceeds $524,596) (a)
               (COST $524,369)                                           524,369
                                                                     -----------

TOTAL INVESTMENTS
   (COST $26,371,115) (b)                                     99.4%   27,074,883
OTHER ASSETS IN EXCESS OF
   LIABILITIES                                                 0.6       171,206
                                                             -----   -----------
NET ASSETS                                                   100.0%  $27,246,089
                                                             =====   ===========

ADR  AMERICAN DEPOSITARY RECEIPT.

*    NON-INCOME PRODUCING SECURITY.

(+) CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; STOCKS WITH ATTACHED WARRANTS.

(A) COLLATERIZED BY FEDERAL NATIONAL MORTGAGE ASSOC. 5.50% DUE 06/01/36 VALUED AT $534,856.

(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,927,978 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,224,210, RESULTING IN NET UNREALIZED APPRECIATION OF $703,768.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage

SUMMARY OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

                                                                      PERCENT OF
INDUSTRY                                                   VALUE      NET ASSETS
--------------------------------------------------------------------------------
Major Banks                                             $ 2,560,473       9.4%
Financial Conglomerates                                   1,545,084       5.7
Biotechnology                                             1,529,356       5.6
Medical Specialties                                       1,365,899       5.0
Apparel/Footwear Retail                                   1,283,156       4.7
Broadcasting                                              1,128,276       4.1
Investment Banks/Brokers                                  1,034,749       3.8
Pharmaceuticals: Other                                    1,022,919       3.8
Apparel/Footwear                                            851,465       3.1
Electronic Components                                       851,446       3.1
Beverages: Alcoholic                                        798,292       2.9
Investment Managers                                         774,215       2.8
Media Conglomerates                                         719,557       2.6
Semiconductors                                              642,265       2.4
Computer Processing Hardware                                552,065       2.0
Home Building                                               548,510       2.0
Repurchase Agreement                                        524,369       1.9
Airlines                                                    497,473       1.8
Marine Shipping                                             478,430       1.8
Life/Health Insurance                                       449,595       1.7
Data Processing Services                                    438,667       1.6
Electric Utilities                                          436,160       1.6
Insurance Brokers/Services                                  433,350       1.6
Multi-Line Insurance                                        432,011       1.6
Electronic Equipment/Instruments                            429,504       1.6
Industrial Machinery                                    $   429,420       1.6%
Major Telecommunications                                    415,184       1.5
Wholesale Distributors                                      360,208       1.3
Telecommunication Equipment                                 356,585       1.3
Finance/Rental/Leasing                                      348,021       1.3
Regional Banks                                              332,112       1.2
Beverages: Non-Alcoholic                                    326,508       1.2
Food: Major Diversified                                     318,212       1.2
Pharmaceuticals: Generic Drugs                              313,220       1.2
Specialty Stores                                            307,405       1.1
Miscellaneous Manufacturing                                 301,500       1.1
Food: Specialty/Candy                                       296,960       1.1
Miscellaneous Commercial Services                           286,439       1.1
Medical/Nursing Services                                    276,318       1.0
Agricultural Commodities/Milling                            273,619       1.0
Other Consumer Services                                     271,083       1.0
Hospital/Nursing Management                                 267,623       1.0
Investment Trusts/Mutual Funds                              267,180       1.0
                                                        -----------      ----
                                                        $27,074,883      99.4%
                                                        ===========      ====

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity

PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (99.0%)
            ADVERTISING/MARKETING SERVICES (2.7%)
  27,800    Getty Images, Inc.*                                       $1,765,578
                                                                      ----------
            AIR FREIGHT/COURIERS (6.4%)
  36,000    C.H. Robinson Worldwide, Inc.                              1,918,800
  41,200    Expeditors International of Washington, Inc.               2,307,612
                                                                      ----------
                                                                       4,226,412
                                                                      ----------
            BROADCASTING (1.9%)
  64,123    Grupo Televisa S.A. - CPO (ADR) (Mexico)                   1,238,215
                                                                      ----------
            CASINO/GAMING (2.6%)
  25,100    Station Casinos, Inc.                                      1,708,808
                                                                      ----------
            CHEMICALS: AGRICULTURAL (4.4%)
  34,310    Monsanto Co.                                               2,888,559
                                                                      ----------
            DATA PROCESSING SERVICES (2.8%)
  41,100    First Data Corp.                                           1,851,144
                                                                      ----------
            DISCOUNT STORES (7.7%)
  36,625    Costco Wholesale Corp.                                     2,092,386
  19,200    Sears Holdings Corp.*                                      2,972,928
                                                                      ----------
                                                                       5,065,314
                                                                      ----------
            FINANCIAL CONGLOMERATES (7.6%)
  35,025    American Express Co.                                       1,864,031
  76,400    Brookfield Asset Management Inc. (Class A) (Canada)        3,103,368
                                                                      ----------
                                                                       4,967,399
                                                                      ----------
            FINANCIAL PUBLISHING/SERVICES (2.5%)
  30,008    Moody's Corp.                                              1,634,236
                                                                      ----------
            HOME BUILDING (3.2%)
  28,300    Desarrolladora Homex S.A. de C.V. (ADR) (Mexico)*            928,523
  10,300    M.D.C. Holdings, Inc.                                        534,879
   1,324    NVR, Inc.*                                                   650,415
                                                                      ----------
                                                                       2,113,817
                                                                      ----------
            INTERNET RETAIL (2.3%)
  39,000    Amazon.com, Inc.*                                         $1,508,520
                                                                      ----------
            INTERNET SOFTWARE/SERVICES (12.9%)
  44,323    Akamai Technologies, Inc.*                                 1,604,049
   8,825    Google, Inc. (Class A)*                                    3,700,587
  95,400    Yahoo!, Inc.*                                              3,148,200
                                                                      ----------
                                                                       8,452,836
                                                                      ----------
            INVESTMENT BANKS/BROKERS (2.7%)
  29,580    Greenhill & Co., Inc.                                     1,797,281
                                                                      ----------
            MEDICAL SPECIALTIES (2.3%)
  36,300    Dade Behring Holdings, Inc.                                1,511,532
                                                                      ----------
            MISCELLANEOUS COMMERCIAL SERVICES (7.7%)
  34,600    Corporate Executive Board Co. (The)                        3,466,920
  42,600    Iron Mountain Inc.*                                        1,592,388
                                                                      ----------
                                                                       5,059,308
            OIL & GAS PRODUCTION (8.0%)
  89,180    Ultra Petroleum Corp. (Canada)*                            5,285,699
                                                                      ----------
            OTHER CONSUMER SERVICES (6.7%)
 112,000    eBay, Inc.*                                                3,280,480
  11,800    Strayer Education, Inc.                                    1,146,016
                                                                      ----------
                                                                       4,426,496
                                                                      ----------
            PERSONNEL SERVICES (2.0%)
  31,592    Monster Worldwide, Inc.*                                   1,347,715
                                                                      ----------
            PROPERTY - CASUALTY INSURERS (2.8%)
     607    Berkshire Hathaway, Inc. (Class B)*                        1,847,101
                                                                      ----------
            RECREATIONAL PRODUCTS (2.0%)
  30,800    Electronic Arts, Inc.*                                     1,325,632
                                                                      ----------
            SERVICES TO THE HEALTH INDUSTRY (2.3%)
  23,360    Stericycle, Inc.*                                          1,520,736
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            SPECIALTY TELECOMMUNICATIONS (2.6%)
  49,197    Crown Castle International Corp.*                        $ 1,699,264
                                                                     -----------
            WIRELESS TELECOMMUNICATIONS (2.9%)
  56,600    America Movil S.A. de C.V. (Series L) (ADR) (Mexico)       1,882,516
                                                                     -----------
            TOTAL COMMON STOCKS (COST $52,588,153)                    65,124,118
                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
            SHORT-TERM INVESTMENT(1.7%)
            REPURCHASE AGREEMENT
  $1,111    The Bank of New York
            5.188% due 07/03/06
            (dated 06/30/06;
            proceeds $1,111,728) (a)
            (COST $1,111,248)                                          1,111,248
                                                                     -----------
TOTAL INVESTMENTS
    (COST $53,699,401)(b)                                  100.7%     66,235,366
LIABILITIES IN EXCESS OF OTHER ASSETS                       (0.7)       (440,456)
                                                           -----     -----------
NET ASSETS                                                 100.0%    $65,794,910
                                                           =====     ===========

----------
ADR  AMERICAN DEPOSITARY RECEIPT.

*    NON-INCOME PRODUCING SECURITY.

(a) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOC. 5.50% DUE 06/01/36 VALUED AT $1,133,473.

(b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $15,006,114 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,470,149, RESULTING IN NET UNREALIZED APPRECIATION OF $12,535,965.

SUMMARY OF INVESTMENTS

                                                                      PERCENT OF
INDUSTRY                                                   VALUE      NET ASSETS
--------------------------------------------------------------------------------
Internet Software/Services                              $ 8,452,836      12.9%
Oil & Gas Production                                      5,285,699       8.0
Discount Stores                                           5,065,314       7.7
Miscellaneous Commercial Services                         5,059,308       7.7
Financial Conglomerates                                   4,967,399       7.6
Other Consumer Services                                   4,426,496       6.7
Air Freight/Couriers                                      4,226,412       6.4
Chemicals: Agricultural                                   2,888,559       4.4
Home Building                                             2,113,817       3.2
Wireless Telecommunications                               1,882,516       2.9
Data Processing Services                                  1,851,144       2.8
Property - Casualty Insurers                              1,847,101       2.8
Investment Banks/Brokers                                  1,797,281       2.7
Advertising/Marketing Services                            1,765,578       2.7
Casino/Gaming                                             1,708,808       2.6
Specialty Telecommunications                              1,699,264       2.6
Financial Publishing/Services                             1,634,236       2.5
Services to the Health Industry                           1,520,736       2.3
Medical Specialties                                       1,511,532       2.3
Internet Retail                                           1,508,520       2.3
Personnel Services                                        1,347,715       2.0
Recreational Products                                     1,325,632       2.0
Broadcasting                                              1,238,215       1.9
Repurchase Agreement                                      1,111,248       1.7
                                                        -----------     -----
                                                        $66,235,366     100.7%
                                                        ===========     =====

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist

PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (59.2%)
            ADVERTISING/MARKETING SERVICES (0.8%)
  34,020    Omnicom Group, Inc.                                      $ 3,030,842
                                                                     -----------
            AEROSPACE & DEFENSE (1.8%)
  63,080    Northrop Grumman Corp.                                     4,040,905
  55,445    Raytheon Co.                                               2,471,184
                                                                     -----------
                                                                       6,512,089
                                                                     -----------
            AGRICULTURAL COMMODITIES/MILLING (1.3%)
 115,130    Archer-Daniels-Midland Co.                                 4,752,566
                                                                     -----------
            BEVERAGES: NON-ALCOHOLIC (0.8%)
  66,605    Coca-Cola Co. (The)                                        2,865,347
                                                                     -----------
            BIOTECHNOLOGY (2.3%)
  68,950    Celgene Corp.*                                             3,270,298
  38,460    Gilead Sciences, Inc.*                                     2,275,294
  82,560    Vertex Pharmaceuticals Inc.*                               3,030,778
                                                                     -----------
                                                                       8,576,370
                                                                     -----------
            CHEMICALS: MAJOR DIVERSIFIED (0.6%)
  53,890    Dow Chemical Co. (The)                                     2,103,327
                                                                     -----------
            COMPUTER COMMUNICATIONS (0.8%)
 154,380    Cisco Systems, Inc.*                                       3,015,041
                                                                     -----------
            COMPUTER PERIPHERALS (0.5%)
 170,145    EMC Corp.*                                                 1,866,491
                                                                     -----------
            COMPUTER PROCESSING HARDWARE (0.9%)
  54,237    Apple Computer, Inc.*                                      3,098,017
                                                                     -----------
            DEPARTMENT STORES (0.8%)
  50,605    Kohl's Corp.*                                              2,991,768
                                                                     -----------
            DISCOUNT STORES (1.1%)
  71,705    Costco Wholesale Corp.                                     4,096,507
                                                                     -----------
            ELECTRICAL PRODUCTS (0.8%)
  36,060    Emerson Electric Co.                                       3,022,189
                                                                     -----------
            ELECTRONICS/APPLIANCES (1.0%)
  79,800    Sony Corp. (ADR) (Japan)                                   3,514,392
                                                                     -----------
            ENVIRONMENTAL SERVICES (1.4%)
 143,650    Waste Management, Inc.                                     5,154,162
                                                                     -----------
            FINANCIAL CONGLOMERATES (3.2%)
  69,330    American Express Co.                                       3,689,743
  88,775    Citigroup, Inc.                                            4,282,506
  90,005    JPMorgan Chase & Co.                                       3,780,210
                                                                     -----------
                                                                      11,752,459
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
            FOOD: MAJOR DIVERSIFIED (2.0%)
  84,965    Kellogg Co.                                                              $4,114,855
 106,545    Kraft Foods Inc. (Class A)                                                3,292,240
                                                                                     ----------
                                                                                      7,407,095
                                                                                     ----------
            HOUSEHOLD/PERSONAL CARE (0.8%)
  49,980    Colgate-Palmolive Co.                                                     2,993,802
                                                                                     ----------
            INDUSTRIAL CONGLOMERATES (1.3%)
  79,090    General Electric Co.                                                      2,606,806
  45,690    Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)                               1,954,618
                                                                                     ----------
                                                                                      4,561,424
                                                                                     ----------
            INFORMATION TECHNOLOGY SERVICES (0.9%)
  41,782    International Business Machines Corp.                                     3,209,693
                                                                                     ----------
            INTEGRATED OIL (1.6%)
  56,325    Exxon Mobil Corp.                                                         3,455,539
  35,240    Royal Dutch Shell PLC (ADR) (Class A) (United Kingdom)                    2,360,375
                                                                                     ----------
                                                                                      5,815,914
                                                                                     ----------
            INTERNET SOFTWARE/SERVICES (1.1%)
 116,665    Yahoo!, Inc.*                                                             3,849,945
                                                                                     ----------
            INVESTMENT BANKS/BROKERS (1.2%)
 278,800    Schwab (Charles) Corp. (The)                                              4,455,224
                                                                                     ----------
            MAJOR BANKS (2.1%)
  95,160    Bank of America Corp.                                                     4,577,196
  45,470    Wells Fargo & Co.                                                         3,050,128
                                                                                     ----------
                                                                                      7,627,324
                                                                                     ----------
            MAJOR TELECOMMUNICATIONS (0.4%)
  45,615    AT&T Inc.                                                                 1,272,202
                                                                                     ----------
            MARINE SHIPPING (0.6%)
  46,070    Tidewater, Inc.                                                           2,266,644
                                                                                     ----------
            MEDIA CONGLOMERATES (1.3%)
  97,815    Disney (Walt) Co. (The)                                                   2,934,450
 108,840    Time Warner, Inc.                                                         1,882,932
                                                                                     ----------
                                                                                      4,817,382
                                                                                     ----------
            MEDICAL SPECIALTIES (2.6%)
  44,235    Bard (C.R.), Inc.                                                         3,240,656
  40,895    Fisher Scientific International Inc.*                                     2,987,380
 106,260    St. Jude Medical, Inc.*                                                   3,444,949
                                                                                     ----------
                                                                                      9,672,985
                                                                                     ----------
            MOTOR VEHICLES (2.3%)
 716,270    Ford Motor Co.                                                            4,963,751
 109,635    Honda Motor Co., Ltd. (ADR) (Japan)                                       3,488,586
                                                                                     ----------
                                                                                      8,452,337
                                                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                                VALUE
------------------------------------------------------------------------------------------------
            OILFIELD SERVICES/EQUIPMENT (1.7%)
  37,020    Halliburton Co.                                                          $ 2,747,254
  81,740    Smith International, Inc.                                                  3,634,978
                                                                                     -----------
                                                                                       6,382,232
                                                                                     -----------
            OTHER CONSUMER SERVICES (0.4%)
  88,040    Expedia, Inc.*                                                             1,317,959
                                                                                     -----------
            OTHER METALS/MINERALS (0.7%)
  27,320    Southern Copper Corp.                                                      2,435,032
                                                                                     -----------
            PACKAGED SOFTWARE (2.8%)
 159,340    Microsoft Corp.                                                            3,712,622
 326,280    Oracle Corp.*                                                              4,727,797
  95,800    Sybase, Inc.*                                                              1,858,520
                                                                                     -----------
                                                                                      10,298,939
                                                                                     -----------
            PHARMACEUTICALS: MAJOR (2.6%)
  53,100    Johnson & Johnson                                                          3,181,752
  52,910    Lilly (Eli) & Co.                                                          2,924,336
  79,860    Wyeth                                                                      3,546,583
                                                                                     -----------
                                                                                       9,652,671
                                                                                     -----------
            PROPERTY - CASUALTY INSURERS (1.0%)
  65,320    Allstate Corp. (The) (Note 4)                                              3,574,964
                                                                                     -----------
            RECREATIONAL PRODUCTS (0.9%)
 195,360    Mattel, Inc.                                                               3,225,394
                                                                                     -----------
            SEMICONDUCTORS (2.2%)
  88,920    Freescale Semiconductor Inc. (Class B)*                                    2,614,248
 191,050    Intel Corp.                                                                3,620,397
 200,280    Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) (Taiwan)                 1,838,566
                                                                                     -----------
                                                                                       8,073,211
                                                                                     -----------
            SPECIALTY TELECOMMUNICATIONS (1.7%)
 375,540    Citizens Communications Co.                                                4,900,797
 127,670    Valor Communications Group, Inc.                                           1,461,821
                                                                                     -----------
                                                                                       6,362,618
                                                                                     -----------
            STEEL (3.4%)
  87,000    Nucor Corp.                                                                4,719,750
 108,740    United States Steel Corp.                                                  7,624,849
                                                                                     -----------
                                                                                      12,344,599
                                                                                     -----------
            TELECOMMUNICATION EQUIPMENT (2.2%)
100,635     Corning, Inc.*                                                             2,434,361
129,240     Motorola, Inc.                                                             2,604,186
142,870     Nokia Corp. (ADR) (Finland)                                                2,894,546
                                                                                     -----------
                                                                                       7,933,093
                                                                                     -----------
            TOBACCO (2.4%)
 69,630     Altria Group, Inc.                                                         5,112,931
 82,330     UST, Inc.                                                                  3,720,493
                                                                                     -----------
                                                                                       8,833,424
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                                 VALUE
-------------------------------------------------------------------------------------------------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (0.9%)
  45,645    Caterpillar Inc.                                                         $  3,399,640
                                                                                     ------------
            TOTAL COMMON STOCKS
               (COST $160,783,665)                                                    216,587,314
                                                                                     ------------

PRINCIPAL
AMOUNT IN                                                             COUPON   MATURITY
THOUSANDS                                                              RATE      DATE
-------------------------------------------------------------------------------------------------
            CORPORATE BONDS (5.3%)
            ADVERTISING/MARKETING SERVICES (0.0%)
  $150      WPP Finance (UK) Corp. (United Kingdom)                   5.875%   06/15/14   145,572
                                                                                          -------
            AEROSPACE & DEFENSE (0.1%)
   150      Northrop Grumman Corp.                                    4.079    11/16/06   149,157
    89      Raytheon Co.                                               6.15    11/01/08    89,918
   281      Systems 2001 Asset Trust - 144A** (Cayman Islands)        6.664    09/15/13   289,459
                                                                                          -------
                                                                                          528,534
                                                                                          -------
            AIR FREIGHT/COURIERS (0.0%)
   140      Fedex Corp.                                                2.65    04/01/07   136,727
                                                                                          -------
            AIRLINES (0.1%)
   341      America West Airlines, Inc. (Series 01-1)                  7.10    04/02/21   351,219
   125      Southwest Airlines Co. (Series 01-1)                      5.496    11/01/06   125,113
                                                                                          -------
                                                                                          476,332
                                                                                          -------
            APPAREL/FOOTWEAR RETAIL (0.0%)
   115      Limited Brands, Inc.                                       6.95    03/01/33   109,963
                                                                                          -------
            BEVERAGES: ALCOHOLIC (0.1%)
   205      FBG Finance Ltd. - 144A** (Australia)                     5.125    06/15/15   188,136
   195      Miller Brewing Co. - 144A**                                4.25    08/15/08   189,419
                                                                                          -------
                                                                                          377,555
                                                                                          -------
            CABLE/SATELLITE TV (0.1%)
   110      Comcast Cable Communications Inc.                          6.75    01/30/11   113,623
    25      Comcast Corp.                                             7.625    02/15/08    25,632
   160      TCI Communications, Inc.                                  7.875    02/15/26   172,733
                                                                                          -------
                                                                                          311,988
                                                                                          -------
            CASINO/GAMING (0.1%)
   310      Harrah's Operating Co., Inc.                              5.625    06/01/15   287,215
    85      Harrah's Operating Co., Inc.                               6.50    06/01/16    82,971
                                                                                          -------
                                                                                          370,186
                                                                                          -------
            CHEMICALS: MAJOR DIVERSIFIED (0.0%)
   105      ICI Wilmington Inc.                                       4.375    12/01/08   101,389
                                                                                          -------
            COMPUTER PROCESSING HARDWARE (0.0%)
   125      Hewlett-Packard Co.                                       5.339+   05/22/09   125,103
                                                                                          -------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                           COUPON   MATURITY
THOUSANDS                                                            RATE      DATE        VALUE
--------------------------------------------------------------------------------------------------
            CONTAINERS/PACKAGING (0.1%)
   $260     Sealed Air Corp. - 144A**                               5.625%   07/15/13   $  248,088
                                                                                        ----------
            DEPARTMENT STORES (0.1%)
    275     May Department Stores Co., Inc.                          5.95    11/01/08      275,535
                                                                                        ----------
            ELECTRIC UTILITIES (0.6%)
    195     Ameren Corp.                                            4.263    05/15/07      192,443
    210     Arizona Public Service Co.                               5.80    06/30/14      203,309
     50     Arizona Public Service Co.                               6.75    11/15/06       50,159
    185     Carolina Power & Light Co.                              5.125    09/15/13      176,741
    225     CC Funding Trust I                                       6.90    02/16/07      226,296
    130     Cincinnati Gas & Electric Co.                            5.70    09/15/12      127,574
     95     Consolidated Natural Gas Co. (Series A)                  5.00    12/01/14       87,533
    185     Consolidated Natural Gas Co. (Series C)                  6.25    11/01/11      187,018
    125     Consumers Energy Co. (Series H)                          4.80    02/17/09      121,630
     90     Detroit Edison Co. (The)                                6.125    10/01/10       90,789
     85     Entergy Gulf States, Inc.                                3.60    06/01/08       81,241
    130     Entergy Gulf States, Inc.                               5.631+   12/01/09      128,750
    190     Ohio Power Company - IBC (Series K)                      6.00    06/01/16      187,702
     85     Pacific Gas & Electric Co.                               6.05    03/01/34       80,485
     45     Panhandle Eastern Pipe Line Co. (Series B)               2.75    03/15/07       44,048
    125     Public Service Electric & Gas Co. (Series MTNB)          5.00    01/01/13      119,500
    100     Texas Eastern Transmission, LP                           7.00    07/15/32      107,221
    145     Wisconsin Electric Power Co.                             3.50    12/01/07      140,831
                                                                                        ----------
                                                                                         2,353,270
                                                                                        ----------
            ELECTRICAL PRODUCTS (0.1%)
    215     Cooper Industries, Inc.                                  5.25    07/01/07      213,107
    175     Cooper Industries, Inc.                                  5.25    11/15/12      169,454
                                                                                        ----------
                                                                                           382,561
                                                                                        ----------
            ELECTRONICS/APPLIANCES (0.0%)
    130     LG Electronics Inc. - 144A** (South Korea)               5.00    06/17/10      123,474
                                                                                        ----------
            FINANCE/RENTAL/LEASING (0.5%)
    255     Bank of America Corp. (Series MTNF)                      5.58+   05/05/08      256,971
    150     CIT Group, Inc.                                         2.875    09/29/06      149,105
    260     Countrywide Home Loans, Inc. (Series MTNL)               3.25    05/21/08      248,876
    100     DaimlerChrysler North American Holdings Co.              8.50    01/18/31      113,540
    260     Nationwide Building Society - 144A** (United Kingdom)    4.25    02/01/10      247,752
    375     Residential Capital Corp.                               6.375    06/30/10      370,217
    170     SLM Corp.                                                4.00    01/15/10      160,676
    195     SLM Corp. (Series MTNA)                                  5.00    10/01/13      184,044
                                                                                        ----------
                                                                                         1,731,181
                                                                                        ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                     COUPON   MATURITY
THOUSANDS                                                      RATE      DATE        VALUE
--------------------------------------------------------------------------------------------
            FINANCIAL CONGLOMERATES (0.2%)
   $295     Chase Manhattan Corp.                              6.00%   02/15/09   $  296,937
    125     CIT Group Inc. (Series MTN)                        4.75    08/15/08      122,677
    125     General Electric Capital Corp. (Series MTNA)       4.25    12/01/10      118,461
    290     General Electric Capital Corp. (Series MTNA)       6.75    03/15/32      310,526
                                                                                  ----------
                                                                                     848,601
                                                                                  ----------
            FOOD RETAIL (0.0%)
    150     Fred Meyer, Inc.                                   7.45    03/01/08      153,740
                                                                                  ----------
            FOOD: MAJOR DIVERSIFIED (0.1%)
     85     ConAgra Foods, Inc.                                7.00    10/01/28       86,677
     90     ConAgra Foods, Inc.                                8.25    09/15/30      104,005
                                                                                  ----------
                                                                                     190,682
                                                                                  ----------
            GAS DISTRIBUTORS (0.1%)
    130     NiSource Finance Corp.                            5.764+   11/23/09      130,261
     15     Ras Laffan Liquid Natural Gas Co. Ltd. - 144A**
               (Qatar)                                        7.628    09/15/06       15,571
    125     Sempra Energy                                     4.621    05/17/07      123,808
                                                                                  ----------
                                                                                     269,640
                                                                                  ----------
            HOME FURNISHINGS (0.0%)
    115     Mohawk Industries, Inc. (Series D)                 7.20    04/15/12      118,658
                                                                                  ----------
            HOTELS/RESORTS/CRUISELINES (0.1%)
    170     Hyatt Equities LLC - 144A**                       6.875    06/15/07      171,048
                                                                                  ----------
            HOUSEHOLD/PERSONAL CARE (0.1%)
    240     Clorox Co. (The)                                  5.444+   12/14/07      240,366
                                                                                  ----------
            INDUSTRIAL CONGLOMERATES (0.1%)
    135     Textron Financial Corp.                           4.125    03/03/08      131,579
    185     Textron Financial Corp. (Series MTN)              5.125    02/03/11      180,378
                                                                                  ----------
                                                                                     311,957
                                                                                  ----------
            INSURANCE BROKERS/SERVICES (0.2%)
    375     Farmers Exchange Capital - 144A**                  7.05    07/15/28      359,802
    315     Marsh & McLennan Companies, Inc.                  5.375    07/15/14      293,757
                                                                                  ----------
                                                                                     653,559
                                                                                  ----------
            INVESTMENT BANKS/BROKERS (0.0%)
     30     Goldman Sachs Group Inc. (The)                     5.25    10/15/13       28,788
                                                                                  ----------
            MAJOR BANKS (0.4%)
     75     Bank of New York Co., Inc. (The)                   5.20    07/01/07       74,613
    115     HSBC Finance Corp.                                 6.75    05/15/11      119,417
    125     Popular North America Inc. (Series MTN)            5.65    04/15/09      124,070
    315     USB Capital IX ++++                               6.189+   04/15/42      308,348
    970     Wachovia Capital Trust III ++++                    5.80+   03/15/42      942,241
                                                                                  ----------
                                                                                   1,568,689
                                                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                     COUPON   MATURITY
THOUSANDS                                                      RATE      DATE        VALUE
--------------------------------------------------------------------------------------------
            MAJOR TELECOMMUNICATIONS (0.3%)
   $120     Deutsche Telekom International Finance Corp. BV
               (Netherlands)                                   8.25%   06/15/30   $  138,936
    210     France Telecom S.A. (France)                       8.50    03/01/31      253,410
    125     SBC Communications, Inc.                           6.15    09/15/34      115,084
     60     Sprint Capital Corp.                               8.75    03/15/32       72,561
    110     Telecom Italia Capital SA (Luxembourg)             4.00    11/15/08      105,580
    165     Telecom Italia Capital SA (Luxembourg)             4.00    01/15/10      154,527
    110     Telefonica Europe BV (Netherlands)                 8.25    09/15/30      124,587
                                                                                  ----------
                                                                                     964,685
                                                                                  ----------
            MANAGED HEALTH CARE (0.0%)
     40     WellPoint Inc.                                     3.75    12/14/07       38,880
                                                                                  ----------
            MEDIA CONGLOMERATES (0.1%)
    195     News America, Inc.                                 6.40    12/15/35      180,926
    190     Viacom, Inc. - 144A**                             6.875    04/30/36      183,929
                                                                                  ----------
                                                                                     364,855
                                                                                  ----------
            MULTI-LINE INSURANCE (0.4%)
    490     AIG Sun America Global Finance VI - 144A**         6.30    05/10/11      501,210
    290     American General Finance Corp. (Series MTNF)      5.875    07/14/06      290,033
    325     AXA Financial, Inc.                                6.50    04/01/08      328,168
     45     International Lease Finance Corp.                  3.75    08/01/07       44,066
    225     Two-Rock Pass Through - 144A**(Bahamas) ++        6.102+   12/31/49      221,719
                                                                                  ----------
                                                                                   1,385,196
                                                                                  ----------
            OIL & GAS PIPELINES (0.1%)
     70     Kinder Morgan Energy Partners, L.P.               5.125    11/15/14       64,010
    195     Plains All American Pipeline L.P. - 144A**         6.70    05/15/36      190,671
                                                                                  ----------
                                                                                     254,681
                                                                                  ----------
            OTHER METALS/MINERALS (0.1%)
    185     Brascan Corp. (Canada)                            7.125    06/15/12      195,132
                                                                                  ----------
            PROPERTY - CASUALTY INSURERS (0.3%)
    300     Mantis Reef Ltd. - 144A**(Australia)              4.692    11/14/08      290,935
    120     Platinum Underwriters Finance Holdings, Ltd.
               (Series B)                                      7.50    06/01/17      117,935
    150     Platinum Underwriters Holdings, Ltd. (Series B)
               (Bahamas)                                      6.371    11/16/07      148,616
    210     St. Paul Travelers Companies, Inc. (The)           5.01    08/16/07      207,658
    260     XLLIAC Global Funding - 144A**                     4.80    08/10/10      249,934
                                                                                  ----------
                                                                                   1,015,078
                                                                                  ----------
            PULP & PAPER (0.0%)
    140     Sappi Papier Holding AG - 144A**(Austria)          6.75    06/15/12      131,127
                                                                                  ----------

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                                       117

PRINCIPAL
AMOUNT IN                                                        COUPON   MATURITY
THOUSANDS                                                         RATE      DATE        VALUE
------------------------------------------------------------------------------------------------
            RAILROADS (0.1%)
  $  103    Burlington North Santa Fe Railway Co.                4.575%   01/15/21   $    96,460
     130    Burlington North Santa Fe Railway Co.                6.125    03/15/09       131,490
     120    Norfolk Southern Corp.                                7.35    05/15/07       121,608
      60    Union Pacific Corp. (Series MTNE)                     6.79    11/09/07        60,795
                                                                                     -----------
                                                                                         410,353
                                                                                     -----------
            REAL ESTATE DEVELOPMENT (0.1%)
     469    World Financial Properties - 144A**
               (series 1996WFP-B)                                 6.91    09/01/13       484,068
                                                                                     -----------
            REAL ESTATE INVESTMENT TRUSTS (0.1%)
     260    EOP Operating LP                                     6.763    06/15/07       262,108
                                                                                     -----------
            REGIONAL BANKS (0.1%)
     300    Marshall & Ilsley Bank (Series BKNT)                  3.80    02/08/08       291,492
                                                                                     -----------
            RESTAURANTS (0.0%)
      85    Yum! Brands, Inc.                                    8.875    04/15/11        94,761
                                                                                     -----------
            SAVINGS BANKS (0.2%)
     170    Household Finance Corp.                              4.125    12/15/08       164,385
      95    Household Finance Corp.                              5.875    02/01/09        95,640
      75    Household Finance Corp.                              6.375    10/15/11        76,731
     100    Household Finance Corp.                               6.40    06/17/08       101,376
     100    Sovereign Bank (Series CD)                            4.00    02/01/08        97,433
     165    Washington Mutual Bank                                5.50    01/15/13       160,372
     120    Washington Mutual Inc.                                8.25    04/01/10       128,776
                                                                                     -----------
                                                                                         824,713
                                                                                     -----------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (0.1%)
      55    Caterpillar Financial Services Corp. (Series MTNF)   3.625    11/15/07        53,554
     220    Caterpillar Financial Services Corp. (Series MTNF)   5.259+   08/20/07       220,203
                                                                                     -----------
                                                                                         273,757
                                                                                     -----------
            WIRELESS TELECOMMUNICATIONS (0.1%)
     195    Vodafone Group PLC (United Kingdom)                   5.59+   12/28/07       195,038
                                                                                     -----------
            TOTAL CORPORATE BONDS
               (COST $19,944,952)                                                     19,539,110
                                                                                     -----------
            U.S. GOVERNMENT OBLIGATIONS (5.5%)
            U.S. Treasury Bonds
   4,150                                                         6.125    08/15/29     4,615,580
     200                                                         6.375    08/15/27       227,078
   2,875                                                         8.125    08/15/19     3,640,696
   3,250                                                         8.125    08/15/21     4,190,725

                       SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                    COUPON         MATURITY
THOUSANDS                                                     RATE            DATE             VALUE
-------------------------------------------------------------------------------------------------------
            U.S. Treasury Notes
  $1,400                                                     3.125%         05/15/07        $ 1,374,736
     500                                                      4.00          11/15/12            470,118
     805                                                      4.25          08/15/13            763,996
   1,275    +++                                               4.25          08/15/13          1,210,092
   3,900                                                      4.25          11/15/13          3,691,900
                                                                                             ----------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
               (COST $20,554,064)                                                            20,184,921
                                                                                             ----------
            U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES (4.3%)
      92    Federal Home Loan Mortgage Corp.                  7.50     01/01/30 - 04/01/31       95,162
            Federal Home Loan Mortgage Corp. PC Gold
       5                                                      6.50     05/01/29 - 12/01/31        4,668
     230                                                      8.00     01/01/30 - 12/01/30      242,584
            Federal National Mortgage Assoc.
       3                                                      6.50          11/01/29              3,223
   2,591                                                      7.00    10/01/27 - 11/01/35     2,654,065
     150                                                      7.00             #                153,328
   1,293                                                      7.50    09/01/29 - 09/01/35     1,339,417
     861                                                      8.00    11/01/29 - 06/01/31       908,653
            Federal National Mortgage Assoc. ARM
     748                                                      0.78          05/01/36            773,330
     725                                                     1.354          07/01/36            749,695
     300                                                     5.164          07/01/33            301,998
     450                                                     5.358          07/01/36            465,328
     829                                                     5.973          03/01/36            845,636
   1,536                                                      6.03          01/01/36          1,578,608
   1,464                                                     6.034          01/01/36          1,511,602
     723                                                     6.039          03/01/36            742,435
     750                                                     6.156          05/01/36            774,767
     850                                                     6.265          04/01/36            878,418
   1,473                                                     6.448          04/01/36          1,539,336
                                                                                             ----------
            TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES
               (COST $15,630,500)                                                            15,562,253
                                                                                             ----------
            ASSET BACKED SECURITIES (3.9%)
            FINANCE/RENTAL/LEASING
     500    American Express Credit Account Master
               Trust 2002-3 A                                5.309+         12/15/09            500,754
     850    American Express Credit Account Master
               Trust 2003-3 A                                5.309+         11/15/10            852,021
      23    Asset Backed Funding Certificates 2005-WF1 A2A   5.403+         01/25/35             23,159

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                                       119

PRINCIPAL
AMOUNT IN                                                       COUPON   MATURITY
THOUSANDS                                                        RATE      DATE        VALUE
-----------------------------------------------------------------------------------------------
   $500     Banc of America Securities Auto Trust 2005-WF1 A3    3.99%   08/18/09   $   492,215
    228     Capital Auto Receivables Asset Trust 2003-3 A3B     5.279+   01/15/08       228,343
    500     Capital Auto Receivables Asset Trust 2005-1 A4       4.05    07/15/09       492,818
    425     Caterpillar Financial Asset Trust 2005-A A3          3.90    02/25/09       419,249
    475     Caterpillar Financial Asset Trust 2006-A A3          5.57    05/25/10       474,955
    400     Chase Credit Card Master Trust 2001-4 A              5.50    11/17/08       400,359
    134     CIT Equipment Collateral 2004-EF1 A3                 3.50    09/20/08       131,427
    325     CNH Equipment Trust 2005-A A3                        4.02    04/15/09       320,821
    375     DaimlerChrysler Auto Trust 2005-B A3                 4.04    09/08/09       370,083
     41     Equifirst Mortgage Loan Trust 2005-1 A1             5.383+   04/25/35        41,340
    325     Ford Credit Auto Owner Trust 2005-B A3               4.17    01/15/09       321,844
    300     Ford Credit Auto Owner Trust 2006-A A3               5.05    03/15/10       297,596
    400     GE Capital Credit Card Master Note Trust 2004-2 A   5.239+   09/15/10       400,444
    350     GE Dealer Floorplan Master Note Trust 2004-1 A      5.317+   07/20/08       350,184
    600     Harley-Davidson Motorcycle Trust 2005-1 A2           3.76    12/17/12       585,238
    350     Harley-Davidson Motorcycle Trust 2005-2 A2           4.07    02/15/12       339,757
    200     Harley-Davidson Motorcycle Trust 2005-3 A2           4.41    06/15/12       196,056
    300     Hertz Vehicle Financing LLC 2005-2A A2               4.93    02/25/10       294,934
    250     Honda Auto Receivables Owner Trust 2005-2 A3         3.93    01/15/09       246,785
    425     Honda Auto Receivables Owner Trust 2005-3 A3         3.87    04/20/09       417,716
    400     Honda Auto Receivables Owner Trust 2005-6 A3         4.85    10/19/09       396,189
    300     Hyundai Auto Receivables Trust 2005-A A3             3.98    11/16/09       294,056
    575     MBNA Credit Card Master Note Trust 2003-A3 A3       5.319+   08/16/10       576,462
    525     Merrill Auto Trust Securitization 2005-1 A3          4.10    08/25/09       516,803
    375     National City Auto Receivables Trust 2004-A A4       2.88    05/15/11       362,942
    550     Nissan Auto Receivables Owner Trust 2005-B A3        3.99    07/15/09       541,943
     66     Novastar Home Equity Loan 2005-1 A2A                5.443+   06/25/35        65,624
    125     TXU Electric Delivery Transition Bond Co.
               LLC 2004-1 A2                                     4.81    11/17/14       119,954
    650     USAA Auto Owner Trust 2004-2 A-4                     3.58    02/15/11       635,706
    471     USAA Auto Owner Trust 2004-3 A3                      3.16    02/17/09       465,624
    375     USAA Auto Owner Trust 2005-1 A3                      3.90    07/15/09       370,553
    350     Volkswagen Auto Lease Trust 2005-A A3                3.82    05/20/08       347,153
    350     Volkswagen Auto Loan Enhanced Trust 2005-1 A3        4.80    07/20/09       347,059
    144     Wachovia Auto Owner Trust 2004-B A3                  2.91    04/20/09       142,352
    250     Wachovia Auto Owner Trust 2005-A A3                  4.06    09/21/09       246,450
    400     Wachovia Auto Owner Trust 2005-B A3                  4.79    04/20/10       395,746
    140     World Omni Auto Receivables Trust 2004-A A3          3.29    11/12/08       138,929
                                                                                    -----------
            TOTAL ASSET-BACKED SECURITIES
               (COST $14,311,999)                                                    14,161,643
                                                                                    -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                        COUPON   MATURITY
THOUSANDS                                                         RATE      DATE        VALUE
-----------------------------------------------------------------------------------------------
            FOREIGN GOVERNMENT OBLIGATIONS (0.1%)
  $  200    United Mexican States (Mexico) (Series MTN)          8.30%    08/15/31   $  231,500
     110    United Mexican States (Mexico) (Series MTNA)         8.00     09/24/22      122,925
                                                                                     ----------
            TOTAL FOREIGN GOVERNMENT OBLIGATIONS
               (COST $343,290)                                                          354,425
                                                                                     ----------
            COLLATERALIZED MORTGAGE OBLIGATIONS (0.5%)
     720    Federal National Mortgage Assoc. 2006 - 28 1A1       5.432+   03/25/36      720,302
   8,395    Federal National Mortgage Assoc. 2006 - 28 1P (IO)   0.717+   03/25/36      220,375
   1,023    Federal National Mortgage Assoc. 2005 - 68 XI (IO)    6.00    08/25/35      415,854
     498    Freddie Mac Whole Loan 2005-5001 2A2                 5.472+   09/25/45      499,393
                                                                                     ----------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
               (COST $1,616,875)                                                      1,855,924
                                                                                     ----------

NUMBER OF
CONTRACTS
---------
            PUT OPTION PURCHASED (0.0%)
     253    90 day Euro $
               June/2007 @ $94.25 (COST $25,652)                                         44,187
                                                                                     ----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
            SHORT-TERM INVESTMENTS (21.3%)
            U.S. GOVERNMENT AGENCY & OBLIGATION (a) (21.3%)
 $78,000    Federal National Mortgage Assoc.                     4.95     07/03/06     77,978,550
     100    U.S. Treasury Bills***                               4.26     07/13/06         99,858
                                                                                     ------------
            TOTAL U.S. GOVERNMENT AGENCY & OBLIGATION
               (COST $78,078,408)                                                      78,078,408
                                                                                     ------------
            REPURCHASE AGREEMENT (0.0%)
     105    The Bank of New York (dated 06/30/06; proceeds
               $104,661) (b) (COST $104,616)                     5.188    07/03/06        104,616
                                                                                     ------------
            TOTAL SHORT-TERM INVESTMENTS
               (COST $78,183,024)                                                      78,183,024
                                                                                     ------------
            TOTAL INVESTMENTS
               (COST $311,394,021) (c) (d)                                 100.1%     366,472,801
            LIABILITIES IN EXCESS OF OTHER ASSETS                           (0.1)        (513,357)
                                                                           -----     ------------
            NET ASSETS                                                     100.0%    $365,959,444
                                                                           =====     ============

                        SEE NOTES TO FINANCIAL STATEMENTS

----------
ADR  AMERICAN DEPOSITARY RECEIPT.

ARM  ADJUSTABLE RATE MORTGAGE.

IO   INTEREST - ONLY SECURITY.

PC   PARTICIPATION CERTIFICATE.

*    NON-INCOME PRODUCING SECURITY.

**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.

*** A PORTION OF THIS SECURITY HAS BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS IN AN AMOUNT EQUAL TO $5,040.

++   FOREIGN ISSUED SECURITY WITH PERPETUAL MATURITY.

++++ SECURITY ISSUED WITH PERPETUAL MATURITY.

+    VARIABLE RATE SECURITY; RATE SHOWN IS THE RATE IN EFFECT AT JUNE 30,
     2006.

+++  SECURITY WAS PURCHASED ON FORWARD COMMITMENT BASIS.

# SECURITY WAS PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.

(a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.

(b) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOC. 5.50% DUE 06/01/36 VALUED AT $106,708.

(c) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN A AMOUNT EQUAL TO $15,196,528 IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND OPEN FUTURES CONTRACTS.

(d) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $63,024,541 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $7,945,761, RESULTING IN NET UNREALIZED APPRECIATION OF $55,078,780.

FUTURES CONTRACTS OPEN AT JUNE 30, 2006:

                                                                                           UNREALIZED
NUMBER OF                           DESCRIPTION, DELIVERY              UNDERLYING FACE    APPRECIATION
CONTRACTS   LONG/SHORT                  MONTH AND YEAR                 AMOUNT AT VALUE   (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
    62         Long      U.S. Treasury Notes 10 Year, September 2006      $6,501,282        $(25,660)
    37         Long      U.S. Treasury Notes 5 Year, September 2006        3,826,031         (16,772)
     2         Short     U.S. Treasury Bonds 20 Year, September 2006        (213,313)            361
    16         Short     U.S. Treasury Notes 2 Year, September 2006       (3,244,500)         (5,700)
                                                                                            --------
   Net Unrealized Depreciation                                                              $(47,771)
                                                                                            ========

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist

SUMMARY OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

                                                                        PERCENT
                                                                       OF MARKET
PORTFOLIO COMPOSITION*                                  MARKET VALUE     VALUE
--------------------------------------------------------------------------------
Common Stocks                                           $216,587,314      59.1%
Short-Term Investments                                    78,183,024      21.3
U.S. Government Agencies and Obligations                  35,747,174       9.8
Corporate Bonds                                           19,539,110       5.3
Asset-Backed Securities                                   14,161,643       3.9
Collateralized Mortgage Obligations                        1,855,924       0.5
Foreign Government Obligations                               354,425       0.1
Put Options Purchased                                         44,187       0.0
                                                        ------------     -----
TOTAL INVESTMENTS                                       $366,472,801     100.0%
                                                        ============     =====

----------
* DOES NOT INCLUDE OPEN LONG FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $10,327,313 WITH UNREALIZED DEPRECIATION OF $42,432 AND OPEN SHORT FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $3,457,813 WITH NET UNREALIZED DEPRECIATION OF $5,339.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2006 (UNAUDITED)

                                                                         MONEY         LIMITED        INCOME
                                                                        MARKET        DURATION         PLUS
                                                                     ------------   ------------   ------------
ASSETS:
Investments in securities, at value*                                 $253,736,259   $156,305,377   $396,355,040
Investment in affiliates**                                                     --      1,421,460             --
Cash                                                                       14,083         46,619         77,873
Receivable for:
   Investments sold                                                            --      2,871,385        532,664
   Interest                                                               106,844      1,117,864      4,846,084
   Shares of beneficial interest sold                                     425,477         29,740         93,943
   Dividends                                                                   --             --             --
   Variation margin                                                            --         17,738        284,830
   Principal paydowns                                                          --         72,053             --
   Foreign withholding taxes reclaimed                                         --             --             --
Unrealized appreciation on open forward foreign currency contracts             --             --             --
Prepaid expenses and other assets                                           7,992          9,300         12,280
                                                                     ------------   ------------   ------------
   TOTAL ASSETS                                                       254,290,655    161,891,536    402,202,714
                                                                     ------------   ------------   ------------
LIABILITIES:
Payable for:
   Investments purchased                                                       --      1,249,601      3,935,570
   Shares of beneficial interest redeemed                               1,961,423        166,480        323,954
   Investment advisory fee                                                 91,926         39,734        138,190
   Administration fee                                                      10,220         10,596         26,322
   Distribution fee (Class Y)                                              21,871         25,083         41,660
   Transfer agent fee                                                         250            250            250
   Variation margin                                                            --             --             --
Payable to bank                                                                --             --             --
Unrealized depreciation on open forward foreign currency contracts             --             --             --
Accrued expenses and other payables                                        44,884         25,971         50,172
                                                                     ------------   ------------   ------------
   TOTAL LIABILITIES                                                    2,130,574      1,517,715      4,516,118
                                                                     ------------   ------------   ------------
   NET ASSETS                                                        $252,160,081   $160,373,821   $397,686,596
                                                                     ============   ============   ============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                      $252,160,040   $172,965,032   $427,670,470
Accumulated undistributed net investment income (loss)                         41     (2,205,280)    (2,267,554)
Accumulated undistributed net realized gain (loss)                             --     (7,712,393)   (22,809,743)
Net unrealized appreciation (depreciation)                                     --     (2,673,538)    (4,906,577)
                                                                     ------------   ------------   ------------
   NET ASSETS                                                        $252,160,081   $160,373,821   $397,686,596
                                                                     ============   ============   ============
   *COST                                                             $253,736,259   $158,797,309   $400,979,475
                                                                     ============   ============   ============
CLASS X SHARES:
Net Assets                                                           $142,793,480   $ 39,066,744   $195,124,118
Shares Outstanding (unlimited authorized shares of $.01 par value)    142,793,476      4,134,338     19,262,915
   NET ASSET VALUE PER SHARE                                         $       1.00   $       9.45   $      10.13
                                                                     ============   ============   ============
CLASS Y SHARES:
Net Assets                                                           $109,366,601   $121,307,077   $202,562,478
Shares Outstanding (unlimited authorized shares of $.01 par value)    109,366,563     12,855,022     20,026,991
   NET ASSET VALUE PER SHARE                                         $       1.00   $       9.44   $      10.11
                                                                     ============   ============   ============

----------
**   COST OF $1,442,890, $1,100,000 AND $21,912,158, RESPECTIVELY.

                        SEE NOTES TO FINANCIAL STATEMENTS


                                                                         HIGH                          INCOME        DIVIDEND
                                                                         YIELD         UTILITIES      BUILDER         GROWTH
                                                                     -------------   ------------   -----------   -------------
ASSETS:
Investments in securities, at value*                                 $  60,850,936   $171,008,353   $78,959,872   $ 607,419,622
Investment in affiliates**                                                      --             --     1,213,080      21,609,488
Cash                                                                            --             --            --          12,072
Receivable for:
   Investments sold                                                             --      1,919,270       131,987       8,204,697
   Interest                                                              1,267,106         20,113       320,261              --
   Shares of beneficial interest sold                                          128         37,803         6,602         201,186
   Dividends                                                                 1,563        348,038        85,574         393,366
   Variation margin                                                             --             --            --              --
   Principal paydowns                                                           --             --            --              --
   Foreign withholding taxes reclaimed                                          --             --            --          77,788
Unrealized appreciation on open forward foreign currency contracts              --             --            --              --
Prepaid expenses and other assets                                           23,354          4,636         3,590          16,941
                                                                     -------------   ------------   -----------   -------------
   TOTAL ASSETS                                                         62,143,087    173,338,213    80,720,966     637,935,160
                                                                     -------------   ------------   -----------   -------------
LIABILITIES:
Payable for:
   Investments purchased                                                        --      1,274,969       125,409       8,342,705
   Shares of beneficial interest redeemed                                   62,256        116,099        13,407         297,124
   Investment advisory fee                                                  21,739         79,899        44,186         242,612
   Administration fee                                                        4,141         11,214         5,276          41,319
   Distribution fee (Class Y)                                                6,648          6,489         9,023          27,142
   Transfer agent fee                                                          250            250           250             250
   Variation margin                                                             --             --            --              --
Payable to bank                                                                 --             --            --              --
Unrealized depreciation on open forward foreign currency contracts           8,857             --            --              --
Accrued expenses and other payables                                         45,072         38,686        30,091          82,013
                                                                     -------------   ------------   -----------   -------------
   TOTAL LIABILITIES                                                       148,963      1,527,606       227,642       9,033,165
                                                                     -------------   ------------   -----------   -------------
   NET ASSETS                                                        $  61,994,124   $171,810,607   $80,493,324   $ 628,901,995
                                                                     =============   ============   ===========   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                      $ 381,070,451   $ 98,499,345   $71,142,436   $ 803,084,729
Accumulated undistributed net investment income (loss)                     165,697        (16,200)     (552,048)             (2)
Accumulated undistributed net realized gain (loss)                    (253,993,409)     5,765,931     2,280,775    (281,697,292)
Net unrealized appreciation (depreciation)                             (65,248,615)    67,561,531     7,622,161     107,514,560
                                                                     -------------   ------------   -----------   -------------
   NET ASSETS                                                        $  61,994,124   $171,810,607   $80,493,324   $ 628,901,995
                                                                     =============   ============   ===========   =============
   *COST                                                             $ 126,090,533   $103,446,822   $71,450,791   $ 499,602,392
                                                                     =============   ============   ===========   =============
CLASS X SHARES:
Net Assets                                                           $  29,956,061   $139,810,853   $36,286,235   $ 496,289,421
Shares Outstanding (unlimited authorized shares of $.01 par value)      26,614,856      8,188,278     2,929,901      33,252,925
   NET ASSET VALUE PER SHARE                                         $        1.13   $      17.07   $     12.38   $       14.92
                                                                     =============   ============   ===========   =============
CLASS Y SHARES:
Net Assets                                                           $  32,038,063   $ 31,999,754   $44,207,089   $ 132,612,574
Shares Outstanding (unlimited authorized shares of $.01 par value)      28,435,762      1,875,170     3,577,849       8,897,670
   NET ASSET VALUE PER SHARE                                         $        1.13   $      17.06   $     12.36   $       14.90
                                                                     =============   ============   ===========   =============

                                                                        GLOBAL
                                                                       DIVIDEND       EUROPEAN
                                                                        GROWTH         EQUITY          EQUITY
                                                                     ------------   ------------   -------------
ASSETS:
Investments in securities, at value*                                 $228,098,237   $180,209,502   $ 531,956,423
Investment in affiliates**                                                     --             --              --
Cash                                                                      547,104+            --              --
Receivable for:
   Investments sold                                                     5,116,379             --       2,856,813
   Interest                                                                    --             --              24
   Shares of beneficial interest sold                                      17,033         14,971         593,814
   Dividends                                                              491,947        265,279          58,326
   Variation margin                                                            --             --              --
   Principal paydowns                                                          --             --              --
   Foreign withholding taxes reclaimed                                     94,231        251,856              --
Unrealized appreciation on open forward foreign currency contracts            611         21,302              --
Prepaid expenses and other assets                                           8,906          7,267          29,826
                                                                     ------------   ------------   -------------
   TOTAL ASSETS                                                       234,374,448    180,770,177     535,495,226
                                                                     ------------   ------------   -------------
LIABILITIES:
Payable for:
   Investments purchased                                                  232,512             --       5,866,570
   Shares of beneficial interest redeemed                                 145,863         81,288         313,355
   Investment advisory fee                                                128,168        115,152         178,799
   Administration fee                                                      15,304         11,612          34,057
   Distribution fee (Class Y)                                              14,007          8,245          23,420
   Transfer agent fee                                                         250            250             250
   Variation margin                                                            --             --              --
Payable to bank                                                                --        211,266              --
Unrealized depreciation on open forward foreign currency contracts         40,069         88,139              --
Accrued expenses and other payables                                        67,338         73,595          64,440
                                                                     ------------   ------------   -------------
   TOTAL LIABILITIES                                                      643,511        589,547       6,480,891
                                                                     ------------   ------------   -------------
   NET ASSETS                                                        $233,730,937   $180,180,630   $ 529,014,335
                                                                     ============   ============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                      $165,197,474   $158,895,138   $ 881,478,480
Accumulated undistributed net investment income (loss)                  2,623,586      2,737,513           9,789
Accumulated undistributed net realized gain (loss)                     14,767,247    (25,744,980)   (407,849,456)
Net unrealized appreciation (depreciation)                             51,142,630     44,292,959      55,375,522
                                                                     ------------   ------------   -------------
   NET ASSETS                                                        $233,730,937   $180,180,630   $ 529,014,335
                                                                     ============   ============   =============
   *COST                                                             $176,955,859   $135,849,398   $ 476,580,901
                                                                     ============   ============   =============
CLASS X SHARES:
Net Assets                                                           $165,070,230   $139,080,765   $ 411,550,419
Shares Outstanding (unlimited authorized shares of $.01 par value)     10,753,229      6,404,627      14,669,164
   NET ASSET VALUE PER SHARE                                         $      15.35   $      21.72   $       28.06
                                                                     ============   ============   =============
CLASS Y SHARES:
Net Assets                                                           $ 68,660,707   $ 41,099,865   $ 117,463,916
Shares Outstanding (unlimited authorized shares of $.01 par value)      4,506,037      1,901,732       4,208,984
   NET ASSET VALUE PER SHARE                                         $      15.24   $      21.61   $       27.91
                                                                     ============   ============   =============

----------
+    INCLUDES FOREIGN CURRENCY AT VALUE OF $363,463 WITH COST OF $360,056.

                                                                        S&P 500        GLOBAL       AGGRESSIVE
                                                                         INDEX        ADVANTAGE       EQUITY       STRATEGIST
                                                                     ------------   ------------   ------------   ------------
ASSETS:
Investments in securities, at value*                                 $253,045,157   $ 27,074,883   $ 66,235,366   $362,897,837
Investment in affiliates**                                              8,535,329             --             --      3,574,964
Cash                                                                           --        143,637+            --             --
Receivable for:
   Investments sold                                                            --             --        361,353     10,417,351
   Interest                                                                   631             --            160        714,079
   Shares of beneficial interest sold                                     181,934         27,632          6,335         43,791
   Dividends                                                              295,905         32,187          7,146        325,659
   Variation margin                                                            --             --             --         34,380
   Principal paydowns                                                          --             --             --             --
   Foreign withholding taxes reclaimed                                         --         14,948             --             --
Unrealized appreciation on open forward foreign currency contracts             --             --             --             --
Prepaid expenses and other assets                                           9,131          2,595          2,006         14,521
                                                                     ------------   ------------   ------------   ------------
      TOTAL ASSETS                                                    262,068,087     27,295,882     66,612,366    378,022,582
                                                                     ------------   ------------   ------------   ------------
LIABILITIES:
Payable for:
   Investments purchased                                                       --             --        726,849     11,719,006
   Shares of beneficial interest redeemed                                  72,036          8,715         16,618        113,034
   Investment advisory fee                                                 25,663         12,634         35,235        125,823
   Administration fee                                                      17,108          1,773          4,207         23,966
   Distribution fee (Class Y)                                              34,911          2,063          6,384         20,080
   Transfer agent fee                                                         250            250            250            250
   Variation margin                                                        11,200             --             --             --
Payable to bank                                                               338             --             --             --
Accrued expenses and other payables                                        43,198         24,358         27,913         60,979
                                                                     ------------   ------------   ------------   ------------
      TOTAL LIABILITIES                                                   204,704         49,793        817,456     12,063,138
                                                                     ------------   ------------   ------------   ------------
      NET ASSETS                                                     $261,863,383   $ 27,246,089   $ 65,794,910   $365,959,444
                                                                     ============   ============   ============   ============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                      $255,072,699   $ 45,803,798   $ 94,806,157   $284,418,801
Accumulated undistributed net investment income (loss)                  2,056,561        103,195       (142,417)      (474,998)
Accumulated undistributed net realized gain (loss)                    (42,869,069)   (19,367,642)   (41,404,795)    26,984,632
Net unrealized appreciation                                            47,603,192        706,738     12,535,965     55,031,009
                                                                     ------------   ------------   ------------   ------------
      NET ASSETS                                                     $261,863,383   $ 27,246,089   $ 65,794,910   $365,959,444
                                                                     ============   ============   ============   ============
      *COST                                                          $208,022,300   $ 26,371,115   $ 53,699,401   $309,887,804
                                                                     ============   ============   ============   ============
CLASS X SHARES:
Net Assets                                                           $ 90,181,243   $ 17,057,824   $ 33,774,753   $267,135,794
Shares Outstanding (unlimited authorized shares of $.01 par value)      7,800,530      1,914,629      2,394,820     17,364,604
      NET ASSET VALUE PER SHARE                                      $      11.56   $       8.91   $      14.10   $      15.38
                                                                     ============   ============   ============   ============
CLASS Y SHARES:
Net Assets                                                           $171,682,140   $ 10,188,265   $ 32,020,157   $ 98,823,650
Shares Outstanding (unlimited authorized shares of $.01 par value)     14,945,190      1,148,339      2,298,717      6,432,511
      NET ASSET VALUE PER SHARE                                      $      11.49   $       8.87   $      13.93   $      15.36
                                                                     ============   ============   ============   ============

----------
(+)  INCLUDES FOREIGN CURRENCY AT VALUE OF $143,637, WITH COST OF $141,109.

**   COST OF $6,009,167 AND $1,506,217, RESPECTIVELY.

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                 MONEY       LIMITED       INCOME         HIGH
                                                                MARKET      DURATION        PLUS          YIELD
                                                              ----------   ----------   ------------   ----------
INVESTMENT INCOME:
INCOME
Interest                                                      $5,771,594   $3,565,551   $ 11,346,655   $2,520,468
Interest and dividends from affiliates                                --       26,361             --           --
Dividends                                                             --           --             --        1,563
                                                              ----------   ----------   ------------   ----------
      TOTAL INCOME                                             5,771,594    3,591,912     11,346,655    2,522,031
                                                              ----------   ----------   ------------   ----------
EXPENSES
Investment advisory fee                                          543,630      245,593        872,300      139,258
Administration fee                                                60,431       65,491        166,152       26,525
Distribution fee (Class Y shares)                                123,880      154,182        250,574       41,985
Professional fees                                                 17,035       14,006         19,630       93,901
Custodian fees                                                    10,906       11,481         27,055        6,385
Shareholder reports and notices                                   15,441       16,990         33,552       23,818
Trustees' fees and expenses                                        1,726        1,187          3,101          473
Transfer agent fees and expenses                                     250          250            250          250
Other                                                              9,843       14,843         21,430       10,697
                                                              ----------   ----------   ------------   ----------
      TOTAL EXPENSES                                             783,142      524,023      1,394,044      343,292
                                                              ----------   ----------   ------------   ----------
Less: amounts waived/reimbursed                                       --           --             --           --
                                                              ----------   ----------   ------------   ----------
      NET EXPENSES                                               783,142      524,023      1,394,044      343,292
                                                              ----------   ----------   ------------   ----------
      NET INVESTMENT INCOME                                    4,988,452    3,067,889      9,952,611    2,178,739
                                                              ----------   ----------   ------------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                           --     (291,799)       471,251     (417,705)
Futures contracts                                                     --       22,885     (1,144,405)          --
Foreign exchange transactions                                         --           --             --       (6,843)
                                                              ----------   ----------   ------------   ----------
      NET REALIZED LOSS                                               --     (268,914)      (673,154)    (424,548)
                                                              ----------   ----------   ------------   ----------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                           --     (545,508)   (12,573,977)    (118,692)
Futures contracts                                                     --     (125,384)      (620,224)          --
Translation of forward foreign currency contracts, other
   assets and liabilities denominated in foreign currencies           --           --         (2,041)     (13,551)
                                                              ----------   ----------   ------------   ----------
      NET DEPRECIATION                                                --     (670,892)   (13,196,242)    (132,243)
                                                              ----------   ----------   ------------   ----------
      NET LOSS                                                        --     (939,806)   (13,869,396)    (556,791)
                                                              ----------   ----------   ------------   ----------
NET INCREASE (DECREASE)                                       $4,988,452   $2,128,083   $ (3,916,785)  $1,621,948
                                                              ==========   ==========   ============   ==========

                        SEE NOTES TO FINANCIAL STATEMENTS


                                                                               INCOME       DIVIDEND
                                                               UTILITIES      BUILDER        GROWTH
                                                              -----------   -----------   ------------
INVESTMENT INCOME:
INCOME
Interest                                                      $   111,258   $   591,452   $    345,906
Interest and dividends from affiliates                                 --        35,063        288,227
Dividends                                                       2,441,605*      773,589*     6,572,538*
                                                              -----------   -----------   ------------
   TOTAL INCOME                                                 2,552,863     1,400,104      7,206,671
                                                              -----------   -----------   ------------
EXPENSES
Investment advisory fee                                           509,522       279,106      1,590,688
Administration fee                                                 71,512        33,326        273,471
Distribution fee (Class Y shares)                                  40,353        56,438        174,337
Professional fees                                                  21,706        12,854         19,294
Custodian fees                                                      8,274         7,114         19,164
Shareholder reports and notices                                    11,458        13,954         50,661
Trustees' fees and expenses                                         1,320           561          5,371
Transfer agent fees and expenses                                      250           250            250
Other                                                               9,012         2,596         32,204
                                                              -----------   -----------   ------------
   TOTAL EXPENSES                                                 673,407       406,199      2,165,440
                                                              -----------   -----------   ------------
Less: amounts waived/reimbursed                                        --            --             --
                                                              -----------   -----------   ------------
   NET EXPENSES                                                   673,407       406,199      2,165,440
                                                              -----------   -----------   ------------
   NET INVESTMENT INCOME (LOSS)                                 1,879,456       993,905      5,041,231
                                                              -----------   -----------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                    10,106,782     2,943,813     70,524,980
Futures contracts                                                      --            --             --
Foreign exchange transactions                                          --        (1,365)       (13,823)
                                                              -----------   -----------   ------------
      NET REALIZED GAIN (LOSS)                                 10,106,782     2,942,448     70,511,157
                                                              -----------   -----------   ------------
NET CHANGE IN UNREALIZED
   APPRECIATION/DEPRECIATION ON:
Investments                                                    (3,873,932)   (1,692,001)   (76,155,840)
Futures contracts                                                      --            --             --
Translation of forward foreign currency contracts, other
   assets and liabilities denominated in foreign currencies            --            --             --
                                                              -----------   -----------   ------------
      NET APPRECIATION (DEPRECIATION)                          (3,873,932)   (1,692,001)   (76,155,840)
                                                              -----------   -----------   ------------
      NET GAIN (LOSS)                                           6,232,850     1,250,447     (5,644,683)
                                                              -----------   -----------   ------------
NET INCREASE (DECREASE)                                       $ 8,112,306   $ 2,244,352   $   (603,452)
                                                              ===========   ===========   ============

----------
*    NET OF $8,509, $28,561, $74,849, $208,139, $451,798, $33,516, $26,421,
     $2,843 AND $41,399, FOREIGN WITHHOLDING TAX, RESPECTIVELY.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                 GLOBAL
                                                                DIVIDEND      EUROPEAN                      S&P 500
                                                                 GROWTH        EQUITY         EQUITY         INDEX
                                                              -----------   -----------   -------------   -----------
INVESTMENT INCOME:
INCOME
Interest                                                      $   107,742   $    33,912   $     362,973   $    72,077
Interest and dividends from affiliates                                 --            --                       139,771
Dividends                                                       3,683,992*    3,693,080*      1,338,944*    2,421,089
                                                              -----------   -----------   -------------   -----------
   TOTAL INCOME                                                 3,791,734     3,726,992       1,701,917     2,632,937
                                                              -----------   -----------   -------------   -----------
EXPENSES
Investment advisory fee                                           827,684       814,104       1,207,091       163,649
Administration fee                                                 98,828        74,860         229,922       109,099
Distribution fee (Class Y shares)                                  88,931        51,609         151,815       218,202
Professional fees                                                  20,309        19,799          19,584        11,653
Custodian fees                                                     34,969        52,560          14,660        42,467
Shareholder reports and notices                                    30,298        29,690          39,517        18,967
Trustees' fees and expenses                                         1,773         1,317           4,395         1,956
Transfer agent fees and expenses                                      250           250             250           250
Other                                                              14,919        13,622          17,022        24,983
                                                              -----------   -----------   -------------   -----------
   TOTAL EXPENSES                                               1,117,961     1,057,811       1,684,256       591,226
                                                              -----------   -----------   -------------   -----------
Less: amounts waived/reimbursed                                        --       (70,418)             --            --
                                                              -----------   -----------   -------------   -----------
   NET EXPENSES                                                 1,117,961       987,393       1,684,256       591,226
                                                              -----------   -----------   -------------   -----------
   NET INVESTMENT INCOME (LOSS)                                 2,673,773     2,739,599          17,661     2,041,711
                                                              -----------   -----------   -------------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                    15,223,532    13,156,315      95,402,464    (4,087,228)
Futures contracts                                                      --            --              --      (126,989)
Foreign exchange transactions                                      60,773       135,521              --            --
                                                              -----------   -----------   -------------   -----------
      NET REALIZED GAIN (LOSS)                                 15,284,305    13,291,836      95,402,464    (4,214,217)
                                                              -----------   -----------   -------------   -----------
NET CHANGE IN UNREALIZED
   APPRECIATION/DEPRECIATION ON:
Investments                                                    (5,370,838)    4,683,925    (102,841,573)    9,169,654
Futures contracts                                                      --            --              --        90,728
Translation of forward foreign currency contracts, other
   assets and liabilities denominated in foreign currencies         9,721       (54,441)             --            --
                                                              -----------   -----------   -------------   -----------
      NET APPRECIATION (DEPRECIATION)                          (5,361,117)    4,629,484    (102,841,573)    9,260,382
                                                              -----------   -----------   -------------   -----------
      NET GAIN (LOSS)                                           9,923,188    17,921,320      (7,439,109)    5,046,165
                                                              -----------   -----------   -------------   -----------
NET INCREASE (DECREASE)                                       $12,596,961   $20,660,919   $  (7,421,448)  $ 7,087,876
                                                              ===========   ===========   =============   ===========

                                                                GLOBAL       AGGRESSIVE
                                                               ADVANTAGE       EQUITY      STRATEGIST
                                                              -----------   -----------   ------------
INVESTMENT INCOME:
INCOME
Interest                                                      $    20,208   $    33,697   $  3,198,709
Interest and dividends from affiliates                                 --            --         45,724
Dividends                                                         270,671*      158,181*     2,172,566*
                                                              -----------   -----------   ------------
   TOTAL INCOME                                                   290,879       191,878      5,416,999
                                                              -----------   -----------   ------------
EXPENSES
Investment advisory fee                                            83,305       226,483        798,709
Administration fee                                                 11,692        27,043        152,135
Distribution fee (Class Y shares)                                  13,395        39,638        123,625
Professional fees                                                  13,760        12,998         19,251
Custodian fees                                                     14,788         7,174         23,604
Shareholder reports and notices                                    10,721        15,503         29,743
Trustees' fees and expenses                                           209           466          2,749
Transfer agent fees and expenses                                      250           250            250
Other                                                               6,689         3,636         16,195
                                                              -----------   -----------   ------------
   TOTAL EXPENSES                                                 154,809       333,191      1,166,261
                                                              -----------   -----------   ------------
Less: amounts waived/reimbursed                                        --            --             --
                                                              -----------   -----------   ------------
   NET EXPENSES                                                   154,809       333,191      1,166,261
                                                              -----------   -----------   ------------
   NET INVESTMENT INCOME (LOSS)                                   136,070      (141,313)     4,250,738
                                                              -----------   -----------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                     3,029,959     3,927,678     27,888,500
Futures contracts                                                      --            --       (181,311)
Foreign exchange transactions                                      44,922            --             --
                                                              -----------   -----------   ------------
      NET REALIZED GAIN (LOSS)                                  3,074,881     3,927,678     27,707,189
                                                              -----------   -----------   ------------
NET CHANGE IN UNREALIZED
   APPRECIATION/DEPRECIATION ON:
Investments                                                    (2,224,210)   (2,155,315)   (11,093,407)
Futures contracts                                                      --            --        (61,132)
Translation of forward foreign currency contracts, other
   assets and liabilities denominated in foreign currencies         3,836            --             --
                                                              -----------   -----------   ------------
      NET APPRECIATION (DEPRECIATION)                          (2,220,374)   (2,155,315)   (11,154,539)
                                                              -----------   -----------   ------------
      NET GAIN (LOSS)                                             854,507     1,772,363     16,552,650
                                                              -----------   -----------   ------------
NET INCREASE (DECREASE)                                       $   990,577   $ 1,631,050   $ 20,803,388
                                                              ===========   ===========   ============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   MONEY MARKET               LIMITED DURATION
                                                           ---------------------------  ---------------------------
                                                                          FOR THE YEAR                 FOR THE YEAR
                                                            FOR THE SIX       ENDED      FOR THE SIX       ENDED
                                                            MONTHS ENDED  DECEMBER 31,   MONTHS ENDED  DECEMBER 31,
                                                           JUNE 30, 2006      2005      JUNE 30, 2006      2005
                                                           -------------  ------------  -------------  ------------
                                                            (UNAUDITED)                  (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                       $  4,988,452  $  6,682,122   $  3,067,889  $  5,217,069
Net realized gain (loss)                                              --            --       (268,914)     (468,420)
Net change in unrealized appreciation/depreciation                    --            --       (670,892)   (1,888,326)
                                                            ------------  ------------   ------------  ------------
      NET INCREASE (DECREASE)                                  4,988,452     6,682,122      2,128,083     2,860,323
                                                            ------------  ------------   ------------  ------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
   INCOME:
   Class X Shares                                             (3,015,491)   (4,328,127)      (927,836)   (1,854,147)
   Class Y Shares                                             (1,973,142)   (2,353,861)    (2,694,494)   (4,660,246)
                                                            ------------  ------------   ------------  ------------
      TOTAL DIVIDENDS                                         (4,988,633)   (6,681,988)    (3,622,330)   (6,514,393)
                                                            ------------  ------------   ------------  ------------
Net increase (decrease) from transactions in shares of
   beneficial interest                                         9,872,159   (26,228,771)    (7,023,871)   (6,001,684)
                                                            ------------  ------------   ------------  ------------
      TOTAL INCREASE (DECREASE)                                9,871,978   (26,228,637)    (8,518,118)   (9,655,754)

NET ASSETS:
Beginning of period                                          242,288,103   268,516,740    168,891,939   178,547,693
                                                            ------------  ------------   ------------  ------------
END OF PERIOD                                               $252,160,081  $242,288,103   $160,373,821  $168,891,939
                                                            ============  ============   ============  ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
   (LOSS)                                                   $         41  $        222   $ (2,205,280) $ (1,650,839)
                                                            ============  ============   ============  ============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                   INCOME PLUS                   HIGH YIELD
                                                           ---------------------------  ---------------------------
                                                                          FOR THE YEAR                 FOR THE YEAR
                                                            FOR THE SIX       ENDED      FOR THE SIX      ENDED
                                                            MONTHS ENDED  DECEMBER 31,   MONTHS ENDED  DECEMBER 31,
                                                           JUNE 30, 2006      2005      JUNE 30, 2006      2005
                                                           -------------  ------------  -------------  ------------
                                                            (UNAUDITED)                  (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                       $  9,952,611  $ 21,002,765   $ 2,178,739   $  5,248,269
Net realized gain (loss)                                        (673,154)   12,520,337      (424,548)   (15,872,694)
Net change in unrealized appreciation/depreciation           (13,196,242)  (19,192,968)     (132,243)    11,785,380
                                                            ------------  ------------   -----------   ------------
      NET INCREASE (DECREASE)                                 (3,916,785)   14,330,134     1,621,948      1,160,955
                                                            ------------  ------------   -----------   ------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
   INCOME:
   Class X Shares                                             (5,568,371)  (13,561,436)   (1,155,031)    (2,938,838)
   Class Y Shares                                             (5,039,946)   (9,072,366)   (1,148,290)    (2,642,462)
                                                            ------------  ------------   -----------   ------------
      TOTAL DIVIDENDS                                        (10,608,317)  (22,633,802)   (2,303,321)    (5,581,300)
                                                            ------------  ------------   -----------   ------------
Net increase (decrease) from transactions in shares of
   beneficial interest                                       (21,013,114)  (30,770,936)   (8,100,754)   (13,340,144)
                                                            ------------  ------------   -----------   ------------
      TOTAL INCREASE (DECREASE)                              (35,538,216)  (39,074,604)   (8,782,127)   (17,760,489)

NET ASSETS:
Beginning of period                                          433,224,812   472,299,416    70,776,251     88,536,740
                                                            ------------  ------------   -----------   ------------
END OF PERIOD                                               $397,686,596  $433,224,812   $61,994,124   $ 70,776,251
                                                            ============  ============   ===========   ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
   (LOSS)                                                   $ (2,267,554) $ (1,611,848)  $   165,697   $    290,279
                                                            ============  ============   ===========   ============

                                                                    UTILITIES
                                                           ---------------------------
                                                                          FOR THE YEAR
                                                            FOR THE SIX      ENDED
                                                            MONTHS ENDED  DECEMBER 31,
                                                           JUNE 30, 2006      2005
                                                           -------------  ------------
                                                            (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                       $  1,879,456  $  4,471,414
Net realized gain (loss)                                      10,106,782    27,792,726
Net change in unrealized appreciation/depreciation            (3,873,932)   (5,137,320)
                                                            ------------  ------------
      NET INCREASE (DECREASE)                                  8,112,306    27,126,820
                                                            ------------  ------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
   INCOME:
   Class X Shares                                             (1,585,066)   (3,771,455)
   Class Y Shares                                               (315,381)     (694,016)
                                                            ------------  ------------
      TOTAL DIVIDENDS                                         (1,900,447)   (4,465,471)
                                                            ------------  ------------
Net increase (decrease) from transactions in shares of
   beneficial interest                                       (21,881,749)  (33,617,391)
                                                            ------------  ------------
      TOTAL INCREASE (DECREASE)                              (15,669,890)  (10,956,042)

NET ASSETS:
Beginning of period                                          187,480,497   198,436,539
                                                            ------------  ------------
END OF PERIOD                                               $171,810,607  $187,480,497
                                                            ============  ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
   (LOSS)                                                   $    (16,200) $      4,791
                                                            ============  ============

                                                              INCOME BUILDER                      DIVIDEND GROWTH
                                                     ---------------------------------   ---------------------------------
                                                      FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                                     MONTHS ENDED          ENDED          MONTHS ENDED         ENDED
                                                     JUNE 30, 2006   DECEMBER 31, 2005   JUNE 30, 2006   DECEMBER 31, 2005
                                                     -------------   -----------------   -------------   -----------------
                                                      (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                          $   993,905      $  2,139,794       $  5,041,231      $   9,895,310
Net realized gain                                       2,942,448         7,726,364         70,511,157         74,155,589
Net change in unrealized appreciation/depreciation     (1,692,001)       (3,879,798)       (76,155,840)       (44,392,543)
                                                      -----------      ------------       ------------      -------------
      NET INCREASE (DECREASE)                           2,244,352         5,986,360           (603,452)        39,658,356
                                                      -----------      ------------       ------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class X Shares                                        (515,729)       (1,168,913)        (4,133,259)        (8,350,791)
   Class Y Shares                                        (563,548)       (1,161,891)          (908,844)        (1,526,671)
Net realized gain
   Class X Shares                                              --                --                 --                 --
   Class Y Shares                                              --                --                 --                 --
                                                      -----------      ------------       ------------      -------------
      TOTAL DIVIDENDS AND DISTRIBUTIONS                (1,079,277)       (2,330,804)        (5,042,103)        (9,877,462)
                                                      -----------      ------------       ------------      -------------
Net decrease from transactions in shares of
   beneficial interest                                 (6,151,061)      (15,794,785)       (91,288,611)      (181,522,284)
                                                      -----------      ------------       ------------      -------------
      TOTAL DECREASE                                   (4,985,986)      (12,139,229)       (96,934,166)      (151,741,390)

NET ASSETS:
Beginning of period                                    85,479,310        97,618,539        725,836,161        877,577,551
                                                      -----------      ------------       ------------      -------------
END OF PERIOD                                         $80,493,324      $ 85,479,310       $628,901,995      $ 725,836,161
                                                      ===========      ============       ============      =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
   (LOSS)                                             $  (552,048)     $   (466,676)      $         (2)     $         870
                                                      ===========      ============       ============      =============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                          GLOBAL DIVIDEND GROWTH                 EUROPEAN EQUITY
                                                     ---------------------------------   ---------------------------------
                                                      FOR THE SIX      FOR THE YEAR       FOR THE SIX       FOR THE YEAR
                                                      MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                                     JUNE 30, 2006   DECEMBER 31, 2005   JUNE 30, 2006   DECEMBER 31, 2005
                                                     -------------   -----------------   -------------   -----------------
                                                      (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                          $  2,673,773     $  4,802,022       $  2,739,599     $  3,018,083
Net realized gain                                       15,284,305       15,808,787         13,291,836       23,642,426
Net change in unrealized appreciation/depreciation      (5,361,117)      (4,922,978)         4,629,484      (11,551,334)
                                                      ------------     ------------       ------------     ------------
   NET INCREASE (DECREASE)                              12,596,961       15,687,831         20,660,919       15,109,175
                                                      ------------     ------------       ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERSFROM:
Net investment income
   Class X Shares                                       (3,431,090)      (3,212,516)        (2,468,499)      (1,892,105)
   Class Y Shares                                       (1,269,031)      (1,016,465)          (635,684)        (395,805)
Net realized gain
   Class X Shares                                       (2,186,354)              --                 --               --
   Class Y Shares                                         (919,279)              --                 --               --
                                                      ------------     ------------       ------------     ------------
      TOTAL DIVIDENDS AND DISTRIBUTIONS                 (7,805,754)      (4,228,981)        (3,104,183)      (2,287,910)
                                                      ------------     ------------       ------------     ------------
Net decrease from transactions in shares of
   beneficial interest                                 (23,658,516)     (40,218,030)       (21,748,289)     (49,465,088)
                                                      ------------     ------------       ------------     ------------
   TOTAL DECREASE                                      (18,867,309)     (28,759,180)        (4,191,553)     (36,643,823)

NET ASSETS:
Beginning of period                                    252,598,246      281,357,426        184,372,183      221,016,006
                                                      ------------     ------------       ------------     ------------
END OF PERIOD                                         $233,730,937     $252,598,246       $180,180,630     $184,372,183
                                                      ============     ============       ============     ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
   (LOSS)                                             $  2,623,586     $  4,649,934       $  2,737,513     $  3,102,097
                                                      ============     ============       ============     ============

                                                               EQUITY
                                                     -----------------------------
                                                      FOR THE SIX     FOR THE YEAR
                                                      MONTHS ENDED        ENDED
                                                     JUNE 30, 2006   JUNE 30, 2005
                                                     -------------   -------------
                                                      (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                         $      17,661   $    (203,837)
Net realized gain                                       95,402,464      41,261,475
Net change in unrealized appreciation/depreciation    (102,841,573)     56,144,603
                                                     -------------   -------------
      NET INCREASE (DECREASE)                           (7,421,448)     97,202,241
                                                     -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class X Shares                                               --              --
   Class Y Shares                                               --              --
Net realized gain
   Class X Shares                                               --              --
   Class Y Shares                                               --              --
                                                     -------------   -------------
      TOTAL DIVIDENDS AND DISTRIBUTIONS                         --              --
                                                     -------------   -------------
Net decrease from transactions in shares of
   beneficial interest                                 (73,029,068)   (140,564,177)
                                                     -------------   -------------
      TOTAL DECREASE                                   (80,450,516)    (43,361,936)

NET ASSETS:
Beginning of period                                    609,464,851     652,826,787
                                                     -------------   -------------
END OF PERIOD                                        $ 529,014,335   $ 609,464,851
                                                     =============   =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
   (LOSS)                                            $       9,789   $      (7,872)
                                                     =============   =============

                                                                   S&P 500 INDEX
                                                         --------------------------------
                                                          FOR THE SIX      FOR THE YEAR
                                                         MONTHS ENDED         ENDED
                                                         JUNE 30, 2006  DECEMBER 31, 2005
                                                         -------------  -----------------
                                                          (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                             $  2,041,711     $  4,056,542
Net realized gain (loss)                                   (4,214,217)     (13,220,131)
Net change in unrealized appreciation/depreciation          9,260,382       21,006,259
                                                         ------------     ------------
      NET INCREASE                                          7,087,876       11,842,670
                                                         ------------     ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class X Shares                                          (1,518,687)      (1,907,197)
   Class Y Shares                                          (2,500,973)      (2,393,740)
Net realized gain
   Class X Shares                                                  --               --
   Class Y Shares                                                  --               --
                                                         ------------     ------------

      TOTAL DIVIDENDS AND DISTRIBUTIONS                    (4,019,660)      (4,300,937)
                                                         ------------     ------------
Net decrease from transactions in shares of
   beneficial interest                                    (17,648,344)     (28,127,212)
                                                         ------------     ------------
      TOTAL INCREASE (DECREASE)                           (14,580,128)     (20,585,479)

NET ASSETS:
Beginning of period                                       276,443,511      297,028,990
                                                         ------------     ------------
END OF PERIOD                                            $261,863,383     $276,443,511
                                                         ============     ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)   $  2,056,561     $  4,034,510
                                                         ============     ============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                  GLOBAL ADVANTAGE                   AGGRESSIVE EQUITY
                                                         ---------------------------------   ---------------------------------
                                                         FOR THE SIX        FOR THE YEAR     FOR THE SIX        FOR THE YEAR
                                                         MONTHS ENDED          ENDED         MONTHS ENDED          ENDED
                                                         JUNE 30, 2006   DECEMBER 31, 2005   JUNE 30, 2006   DECEMBER 31, 2005
                                                         -------------   -----------------   -------------   -----------------
                                                          (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                             $   136,070       $   317,398       $  (141,313)      $   (251,276)
Net realized gain (loss)                                   3,074,881         1,937,264         3,927,678          8,161,466
Net change in unrealized appreciation/depreciation        (2,220,374)         (387,081)       (2,155,315)         4,920,951
                                                         -----------       -----------       -----------       ------------
      NET INCREASE                                           990,577         1,867,581         1,631,050         12,831,141
                                                         -----------       -----------       -----------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class X Shares                                           (141,736)          (59,993)               --                 --
   Class Y Shares                                            (58,622)           (5,014)               --                 --
Net realized gain
   Class X Shares                                                 --                --                --                 --
   Class Y Shares                                                 --                --                --                 --
                                                         -----------       -----------       -----------       ------------
      TOTAL DIVIDENDS AND DISTRIBUTIONS                     (200,358)          (65,007)               --                 --
                                                         -----------       -----------       -----------       ------------


Net decrease from transactions in shares of
   beneficial interest                                    (3,388,491)       (6,610,422)       (3,248,930)       (11,558,651)
                                                         -----------       -----------       -----------       ------------
      TOTAL INCREASE (DECREASE)                           (2,598,272)       (4,807,848)       (1,617,880)         1,272,490

NET ASSETS:
Beginning of period                                       29,844,361        34,652,209        67,412,790         66,140,300
                                                         -----------       -----------       -----------       ------------
END OF PERIOD                                            $27,246,089       $29,844,361       $65,794,910       $ 67,412,790
                                                         ===========       ===========       ===========       ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)   $   103,195       $   167,483       $  (142,417)      $     (1,104)
                                                         ============      ============      ===========       ============

                                                                     STRATEGIST
                                                         ---------------------------------
                                                          FOR THE SIX       FOR THE YEAR
                                                          MONTHS ENDED         ENDED
                                                         JUNE 30, 2006   DECEMBER 31, 2005
                                                         -------------   -----------------
                                                          (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                              $  4,250,738     $  7,263,945
Net realized gain (loss)                                    27,707,189       30,088,438
Net change in unrealized appreciation/depreciation         (11,154,539)      (5,714,488)
                                                          ------------     ------------
      NET INCREASE                                          20,803,388       31,637,895
                                                          ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class X Shares                                           (3,327,395)      (6,055,946)
   Class Y Shares                                           (1,082,894)      (1,698,757)
Net realized gain
   Class X Shares                                          (21,363,709)     (27,439,402)
   Class Y Shares                                           (7,921,211)      (8,632,691)
                                                          ------------     ------------
      TOTAL DIVIDENDS AND DISTRIBUTIONS                    (33,695,209)     (43,826,796)
                                                          ------------     ------------
Net decrease from transactions in shares of
   beneficial interest                                      (9,090,660)     (44,249,741)
                                                          ------------     ------------
      TOTAL INCREASE (DECREASE)                            (21,982,481)     (56,438,642)

NET ASSETS:
Beginning of period                                        387,941,925      444,380,567
                                                          ------------     ------------
END OF PERIOD                                             $365,959,444     $387,941,925
                                                          ============     ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)    $   (474,998)    $   (315,447)
                                                          ============     ============

SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                         MONEY MARKET                      LIMITED DURATION
                                              ---------------------------------   ---------------------------------
                                               FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                               MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                              JUNE 30, 2006   DECEMBER 31, 2005   JUNE 30, 2006   DECEMBER 31, 2005
                                              -------------   -----------------   -------------   -----------------
                                               (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                            62,222,784        248,779,404          400,526         1,375,764
Reinvestment of dividends and distributions      3,015,491          4,328,127           97,701           192,830
Redeemed                                       (66,796,919)      (287,355,141)        (859,413)       (2,493,195)
                                              ------------      -------------     ------------      ------------
NET DECREASE - CLASS X                          (1,558,644)       (34,247,610)        (361,186)         (924,601)
                                              ============      =============     ============      ============
AMOUNT
Sold                                          $ 62,222,784      $ 248,779,404     $  3,809,911      $ 13,268,966
Reinvestment of dividends and distributions      3,015,491          4,328,127          927,836         1,854,147
Redeemed                                       (66,796,919)      (287,355,141)      (8,179,515)      (24,038,563)
                                              ------------      -------------     ------------      ------------
NET DECREASE - CLASS X                        $ (1,558,644)     $ (34,247,610)    $ (3,441,768)     $ (8,915,450)
                                              ============      =============     ============      ============
CLASS Y SHARES
SHARES
Sold                                            47,047,515         92,195,390        1,074,802         3,904,285
Reinvestment of dividends and distributions      1,973,142          2,353,861          284,238           485,479
Redeemed                                       (37,589,854)       (86,530,412)      (1,735,873)       (4,088,244)
                                              ------------      -------------     ------------      ------------
NET INCREASE (DECREASE) - CLASS Y               11,430,803          8,018,839         (376,833)          301,520
                                              ============      =============     ============      ============
AMOUNT
Sold                                          $ 47,047,515      $  92,195,390     $ 10,222,898      $ 37,530,317
Reinvestment of dividends and distributions      1,973,142          2,353,861        2,694,494         4,660,246
Redeemed                                       (37,589,854)       (86,530,412)     (16,499,495)      (39,276,797)
                                              ------------      -------------     ------------      ------------
NET INCREASE (DECREASE) - CLASS Y             $ 11,430,803      $   8,018,839     $ (3,582,103)     $  2,913,766
                                              ============      =============     ============      ============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                         INCOME PLUS                          HIGH YIELD
                                              ---------------------------------   ---------------------------------
                                               FOR THE SIX       FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                               MONTHS ENDED          ENDED         MONTHS ENDED         ENDED
                                              JUNE 30, 2006   DECEMBER 31, 2005   JUNE 30, 2006   DECEMBER 31, 2005
                                              -------------   -----------------   -------------   -----------------
                                               (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                               715,504          4,705,113          883,115        13,496,739
Reinvestment of dividends and distributions        542,320          1,280,455        1,010,284         2,532,976
Redeemed                                        (4,430,087)       (11,282,428)      (6,213,749)      (25,804,416)
                                              ------------      -------------      -----------      ------------
NET DECREASE - CLASS X                          (3,172,263)        (5,296,860)      (4,320,350)       (9,774,701)
                                              ============      =============      ===========      ============
AMOUNT
Sold                                          $  7,391,884      $  50,009,352      $ 1,011,183      $ 15,776,348
Reinvestment of dividends and distributions      5,568,371         13,561,436        1,155,031         2,938,838
Redeemed                                       (45,575,635)      (119,766,664)      (7,109,572)      (30,174,500)
                                              ------------      -------------      -----------      ------------
NET DECREASE - CLASS X                        $(32,615,380)     $ (56,195,876)     $(4,943,358)     $(11,459,314)
                                              ============      =============      ===========      ============
CLASS Y SHARES
SHARES
Sold                                             2,508,773          8,294,112          584,010         3,906,738
Reinvestment of dividends and distributions        491,802            858,464        1,004,460         2,278,324
Redeemed                                        (1,880,514)        (6,749,152)      (4,338,570)       (7,824,487)
                                              ------------      -------------      -----------      ------------
NET INCREASE (DECREASE) - CLASS Y                1,120,061          2,403,424       (2,750,100)       (1,639,425)
                                              ============      =============      ===========      ============
AMOUNT
Sold                                          $ 25,880,869      $  87,345,587      $   669,454      $  4,567,041
Reinvestment of dividends and distributions      5,039,946          9,072,366        1,148,290         2,642,462
Redeemed                                       (19,318,549)       (70,993,013)      (4,975,140)       (9,090,333)
                                              ------------      -------------      -----------      ------------
NET INCREASE (DECREASE) - CLASS Y             $ 11,602,266      $  25,424,940      $(3,157,396)     $ (1,880,830)
                                              ============      =============      ===========      ============

                                                          UTILITIES
                                              ---------------------------------
                                               FOR THE SIX       FOR THE YEAR
                                               MONTHS ENDED         ENDED
                                              JUNE 30, 2006   DECEMBER 31, 2005
                                              -------------   -----------------
                                               (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                               311,647         1,335,907
Reinvestment of dividends and distributions         94,353           233,505
Redeemed                                        (1,576,721)       (3,624,937)
                                              ------------      ------------
NET DECREASE - CLASS X                          (1,170,721)       (2,055,525)
                                              ============      ============
AMOUNT
Sold                                          $  5,244,374      $ 21,469,598
Reinvestment of dividends and distributions      1,585,066         3,771,455
Redeemed                                       (26,521,840)      (57,867,442)
                                              ------------      ------------
NET DECREASE - CLASS X                        $(19,692,400)     $(32,626,389)
                                              ============      ============
CLASS Y SHARES
SHARES
Sold                                                93,821           470,184
Reinvestment of dividends and distributions         18,778            42,933
Redeemed                                          (242,851)         (564,833)
                                              ------------      ------------
NET INCREASE (DECREASE) - CLASS Y                 (130,252)          (51,716)
                                              ============      ============
AMOUNT
Sold                                          $  1,572,763      $  7,317,741
Reinvestment of dividends and distributions        315,381           694,016
Redeemed                                        (4,077,493)       (9,002,759)
                                              ------------      ------------
NET INCREASE (DECREASE) - CLASS Y             $ (2,189,349)     $   (991,002)
                                              ============      ============

                                                        INCOME BUILDER                     DIVIDEND GROWTH
                                              ---------------------------------   ---------------------------------
                                               FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                               MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                              JUNE 30, 2006   DECEMBER 31, 2005   JUNE 30, 2006   DECEMBER 31, 2005
                                              -------------   -----------------   -------------   -----------------
                                               (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                               221,559           629,177           901,696          4,008,324
Reinvestment of dividends and distributions         41,577            98,176           273,482            575,026
Redeemed                                          (569,636)       (1,676,474)       (6,513,716)       (16,961,611)
                                               -----------      ------------      ------------      -------------
NET DECREASE - CLASS X                            (306,500)         (949,121)       (5,338,538)       (12,378,261)
                                               ===========      ============      ============      =============
AMOUNT
Sold                                           $ 2,757,390      $  7,494,743      $ 13,776,261      $  58,096,231
Reinvestment of dividends and distributions        515,729         1,168,913         4,133,259          8,350,791
Redeemed                                        (7,088,151)      (19,992,904)      (99,585,538)      (245,771,557)
                                               -----------      ------------      ------------      -------------
NET DECREASE - CLASS X                         $(3,815,032)     $(11,329,248)     $(81,676,018)     $(179,324,535)
                                               ===========      ============      ============      =============
CLASS Y SHARES
SHARES
Sold                                               181,803           582,980           308,617          1,726,250
Reinvestment of dividends and distributions         45,524            97,773            60,254            105,128
Redeemed                                          (414,653)       (1,056,647)       (1,000,657)        (1,971,609)
                                               -----------      ------------      ------------      -------------
NET INCREASE (DECREASE) - CLASS Y                 (187,326)         (375,894)         (631,786)          (140,231)
                                               ===========      ============      ============      =============
AMOUNT
Sold                                           $ 2,249,642      $  6,854,269      $  4,699,953      $  24,773,295
Reinvestment of dividends and distributions        563,548         1,161,891           908,844          1,526,671
Redeemed                                        (5,149,219)      (12,481,697)      (15,221,390)       (28,497,715)
                                               -----------      ------------      ------------      -------------
NET INCREASE (DECREASE) - CLASS Y              $(2,336,029)     $ (4,465,537)     $ (9,612,593)     $  (2,197,749)
                                               ===========      ============      ============      =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                    GLOBAL DIVIDEND GROWTH                 EUROPEAN EQUITY
                                              ---------------------------------   ---------------------------------
                                               FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                               MONTHS ENDED         ENDED          MONTHS ENDED        ENDED
                                              JUNE 30, 2006   DECEMBER 31, 2005   JUNE 30, 2006   DECEMBER 31, 2005
                                              -------------   -----------------   -------------   -----------------
                                               (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                               395,078         1,618,860           235,723           958,531
Reinvestment of dividends and distributions        365,957           228,486           113,651           106,537
Redeemed                                        (2,007,418)       (4,639,595)       (1,259,225)       (3,423,101)
                                              ------------      ------------      ------------      ------------
NET DECREASE - CLASS X                          (1,246,383)       (2,792,249)         (909,851)       (2,358,033)
                                              ============      ============      ============      ============
AMOUNT
Sold                                          $  6,276,764      $ 23,506,784      $  5,095,572      $ 17,855,271
Reinvestment of dividends and distributions      5,617,444         3,212,516         2,468,499         1,892,105
Redeemed                                       (31,759,580)      (67,321,070)      (27,204,365)      (63,569,633)
                                              ------------      ------------      ------------      ------------
NET DECREASE - CLASS X                        $(19,865,372)     $(40,601,770)     $(19,640,294)     $(43,822,257)
                                              ============      ============      ============      ============
CLASS Y SHARES
SHARES
Sold                                               227,987         1,031,618            76,608           159,375
Reinvestment of dividends and distributions        143,590            72,813            29,416            22,400
Redeemed                                          (608,272)       (1,069,507)         (204,150)         (486,799)
                                              ------------      ------------      ------------      ------------
NET INCREASE (DECREASE) - CLASS Y                 (236,695)           34,924           (98,126)         (305,024)
                                              ============      ============      ============      ============
AMOUNT
Sold                                          $  3,585,612      $ 14,785,462      $  1,641,051      $  2,935,315
Reinvestment of dividends and distributions      2,188,310         1,016,465           635,684           395,805
Redeemed                                        (9,567,066)      (15,418,187)       (4,384,730)       (8,973,951)
                                              ------------      ------------      ------------      ------------
NET INCREASE (DECREASE) - CLASS Y             $ (3,793,144)     $    383,740      $ (2,107,995)     $ (5,642,831)
                                              ============      ============      ============      ============

                                                            EQUITY
                                              ---------------------------------
                                               FOR THE SIX       FOR THE YEAR
                                               MONTHS ENDED         ENDED
                                              JUNE 30, 2006   DECEMBER 31, 2005
                                              -------------   -----------------
                                               (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                               456,931          1,880,891
Reinvestment of dividends and distributions             --                 --
Redeemed                                        (2,853,993)        (7,127,359)
                                              ------------      -------------
NET DECREASE - CLASS X                          (2,397,062)        (5,246,468)
                                              ============      =============
AMOUNT
Sold                                          $ 13,130,945      $  47,036,045
Reinvestment of dividends and distributions             --                 --
Redeemed                                       (81,646,860)      (176,395,272)
                                              ------------      -------------
NET DECREASE - CLASS X                        $(68,515,915)     $(129,359,227)
                                              ============      =============
CLASS Y SHARES
SHARES
Sold                                               280,737            739,898
Reinvestment of dividends and distributions             --                 --
Redeemed                                          (439,865)        (1,187,566)
                                              ------------      -------------
NET INCREASE (DECREASE) - CLASS Y                 (159,128)          (447,668)
                                              ============      =============
AMOUNT
Sold                                          $  8,043,748      $  18,309,719
Reinvestment of dividends and distributions             --                 --
Redeemed                                       (12,556,901)       (29,514,669)
                                              ------------      -------------
NET INCREASE (DECREASE) - CLASS Y             $ (4,513,153)     $ (11,204,950)
                                              ============      =============

                                                         S&P 500 INDEX
                                              ---------------------------------
                                               FOR THE SIX       FOR THE YEAR
                                               MONTHS ENDED         ENDED
                                              JUNE 30, 2006   DECEMBER 31, 2005
                                              -------------   -----------------
                                               (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                               305,830         1,671,512
Reinvestment of dividends and distributions        131,374           175,779
Redeemed                                        (1,701,851)       (4,538,402)
                                              ------------      ------------
NET DECREASE - CLASS X                          (1,264,647)       (2,691,111)
                                              ============      ============
AMOUNT
Sold                                          $  3,609,726      $ 18,550,567
Reinvestment of dividends and distributions      1,518,687         1,907,197
Redeemed                                       (20,126,646)      (50,287,505)
                                              ------------      ------------
NET DECREASE - CLASS X                        $(14,998,233)     $(29,829,741)
                                              ============      ============
CLASS Y SHARES
SHARES
Sold                                             1,028,821         4,166,002
Reinvestment of dividends and distributions        217,665           222,054
Redeemed                                        (1,468,022)       (4,238,508)
                                              ------------      ------------
NET INCREASE (DECREASE) - CLASS Y                 (221,536)          149,548
                                              ============      ============
AMOUNT
Sold                                          $ 12,070,126      $ 45,558,498
Reinvestment of dividends and distributions      2,500,973         2,393,740
Redeemed                                       (17,221,210)      (46,249,709)
                                              ------------      ------------
NET INCREASE (DECREASE) - CLASS Y             $ (2,650,111)     $  1,702,529
                                              ============      ============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                        GLOBAL ADVANTAGE                   AGGRESSIVE EQUITY
                                              ---------------------------------   ---------------------------------
                                               FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                               MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                              JUNE 30, 2006   DECEMBER 31, 2005   JUNE 30, 2006   DECEMBER 31, 2005
                                              -------------   -----------------   -------------   -----------------
                                               (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                               114,491           358,007           213,945           826,424
Reinvestment of dividends and distributions         15,907             7,556                --                --
Redeemed                                          (422,968)       (1,045,383)         (516,114)       (1,558,559)
                                               -----------       -----------       -----------      ------------
NET DECREASE - CLASS X                            (292,570)         (679,820)         (302,169)         (732,135)
                                               ===========       ===========       ===========      ============
AMOUNT
Sold                                           $ 1,049,893       $ 2,941,752       $ 3,059,928      $  9,603,368
Reinvestment of dividends and distributions        141,736            59,993                --                --
Redeemed                                        (3,874,051)       (8,548,051)       (7,377,077)      (17,983,235)
                                               -----------       -----------       -----------      ------------
NET DECREASE - CLASS X                         $(2,682,422)      $(5,546,306)      $(4,317,149)     $ (8,379,867)
                                               ===========       ===========       ===========      ============
CLASS Y SHARES
SHARES
Sold                                                38,101            92,468           258,801           287,858
Reinvestment of dividends and distributions          6,609               635                --                --
Redeemed                                          (121,981)         (223,229)         (184,410)         (570,455)
                                               -----------       -----------       -----------      ------------
NET INCREASE (DECREASE) - CLASS Y                  (77,271)         (130,126)           74,391          (282,597)
                                               ===========       ===========       ===========      ============
AMOUNT
Sold                                           $   346,690       $   748,504       $ 3,656,882      $  3,324,353
Reinvestment of dividends and distributions         58,622             5,014                --                --
Redeemed                                        (1,111,381)       (1,817,634)       (2,588,663)       (6,503,137)
                                               -----------       -----------       -----------      ------------
NET INCREASE (DECREASE) - CLASS Y              $  (706,069)      $(1,064,116)      $ 1,068,219      $ (3,178,784)
                                               ===========       ===========       ===========      ============

                                                          STRATEGIST
                                              ---------------------------------
                                               FOR THE SIX       FOR THE YEAR
                                               MONTHS ENDED         ENDED
                                              JUNE 30, 2006   DECEMBER 31, 2005
                                              -------------   -----------------
                                               (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                               462,852          1,913,234
Reinvestment of dividends and distributions      1,596,869          2,189,787
Redeemed                                        (2,752,710)        (6,845,272)
                                              ------------      -------------
NET DECREASE - CLASS X                            (692,989)        (2,742,251)
                                              ============      =============
AMOUNT
Sold                                          $  7,726,671      $  30,623,256
Reinvestment of dividends and distributions     24,691,104         33,495,348
Redeemed                                       (46,058,205)      (110,014,244)
                                              ------------      -------------
NET DECREASE - CLASS X                        $(13,640,430)     $ (45,895,640)
                                              ============      =============
CLASS Y SHARES
SHARES
Sold                                               357,148            897,997
Reinvestment of dividends and distributions        583,508            676,749
Redeemed                                          (624,704)        (1,439,668)
                                              ------------      -------------
NET INCREASE (DECREASE) - CLASS Y                  315,952            135,078
                                              ============      =============
AMOUNT
Sold                                          $  5,968,789      $  14,293,901
Reinvestment of dividends and distributions      9,004,105         10,331,448
Redeemed                                       (10,423,124)       (22,979,450)
                                              ------------      -------------
NET INCREASE (DECREASE) - CLASS Y             $  4,549,770      $   1,645,899
                                              ============      =============

Morgan Stanley Variable Investment Series

NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of fourteen Portfolios ("Portfolios") which commenced operations as follows:

                          COMMENCEMENT OF
       PORTFOLIO            OPERATIONS
----------------------   -----------------
Money Market             March 9, 1984
Limited Duration         May 4, 1999
Income Plus              March 1, 1987
High Yield               March 9, 1984
Utilities                March 1, 1990
Income Builder           January 21, 1997
Dividend Growth          March 1, 1990
Global Dividend Growth   February 23, 1994
European Equity          March 1, 1991
Equity                   March 9, 1984
S&P 500 Index            May 18, 1998
Global Advantage         May 18, 1998
Aggressive Equity        May 4, 1999
Strategist               March 1, 1987

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Metropolitan Life Insurance Company and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The investment objectives of each Portfolio are as follows:

    PORTFOLIO                            INVESTMENT OBJECTIVE
-----------------   ------------------------------------------------------------
  Money Market      Seeks high current income, preservation of capital and
                    liquidity.

Limited Duration    Seeks to provide a high level of current income consistent with the preservation of capital.

   Income Plus      Seeks, as its primary objective, to provide a high level of current income and, as a secondary objective, capital
                    appreciation, but only when consistent with its primary
                    objective.

    High Yield      Seeks, as its primary objective, to provide a high level of current income and, as a secondary objective, capital
                    appreciation, but only when consistent with its primary
                    objective.

    Utilities       Seeks both capital appreciation and current income.

    PORTFOLIO                            INVESTMENT OBJECTIVE
-----------------   ------------------------------------------------------------
  Income Builder    Seeks, as its primary objective, to earn reasonable income and, as a secondary objective, growth of capital.

 Dividend Growth    Seeks to provide reasonable current income and long-term
                    growth of income and capital.

 Global Dividend    Seeks to provide reasonable current income and long-term
     Growth         growth of income and capital.

 European Equity    Seeks to maximize the capital appreciation of its
                    investments.

     Equity Seeks, as its primary objective, growth of capital and, as a secondary objective, income, but only when consistent with its primary objective.

  S&P 500 Index     Seeks to provide investment results that, before expenses, correspond to the total return of the Standards & Poor's
                    500(R) Composite Stock Price Index.

Global Advantage    Seeks long-term capital growth.

Aggressive Equity   Seeks long-term capital growth.

    Strategist      Seeks a high total investment return.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: Portfolio securities are valued at amortized cost which approximates market value, in accordance with Rule 2a-7 under the Act. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (6) futures are valued at the latest price published by the commodities exchange on which they trade; (7) when market quotations are not readily available, Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (and/or, in the case of Global

Dividend Growth and European Equity, Morgan Stanley Investment Management Limited, (the "Sub Adviser")) determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuation of such securities are determined (that is, close of the foreign market on which the securities trade ) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuation may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund;
(8) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees and; (9) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities.

C. REPURCHASE AGREEMENTS -- The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. OPTIONS -- When the Fund writes a call option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currently and the liability related to such option is extinguished. If a written call option is exercised, the Fund realized a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received.

When the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

F. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments, known as variation margin, are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

H. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date.

J. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios. The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by a Portfolio.

K. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolios' net assets determined at the close of each business day.

Money Market -- 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion and 0.275% to the portion of the daily net assets in excess of $1.5 billion.

Limited Duration -- 0.30%.

Income Plus -- 0.42% to the portion of the daily net assets not exceeding $500 million; 0.35% to the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion and 0.22% to the portion of the daily net assets in excess of $1.25 billion.

High Yield -- 0.42% to the portion of the daily net assets not exceeding $500 million; 0.345% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.295% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.27% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.245% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.22% to the portion of the daily net assets in excess of $3 billion.

Utilities -- 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion and 0.345% to the portion of the daily net assets in excess of $5 billion.

Income Builder -- 0.67% to the portion of the daily net assets not exceeding $500 million and 0.645% to the portion of the daily net assets in excess of $500 million.

Dividend Growth -- 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion and 0.37% to the portion of the daily net assets in excess of $2 billion.

Global Dividend Growth -- 0.67% to the portion of the daily net assets not exceeding $1 billion; 0.645% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.62% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.595% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.57% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion and 0.545% to the portion of the daily net assets in excess of $4.5 billion

European Equity -- 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.745% to the portion of the daily net assets in excess of $3 billion.

Equity -- 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion and 0.37% to the portion of the daily net assets in excess of $2 billion.

S&P 500 Index -- 0.12% to the portion of the daily net assets not exceeding $2 billion and 0.10% to the portion of the daily net assets in excess of $2 billion.

Global Advantage -- 0.57% to the portion of the daily net assets not exceeding $1.5 billion and 0.545% to the portion of the daily net assets in excess of $1.5 billion.

Aggressive Equity -- 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.595% to the portion of the daily net assets in excess of $3 billion.

Strategist -- 0.42% to the portion of the daily net assets not exceeding $1.5 billion and 0.395% to the portion of the daily net assets in excess of $1.5 billion.

Under the Sub-Advisory Agreements between the Investment Adviser and the Sub-Adviser, the Sub-Adviser provides Global Dividend Growth and European Equity with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Adviser. As compensation for its services provided pursuant to the Sub-Advisory Agreements, the Investment Adviser paid the Sub-Adviser compensation in the amounts of $401,407 and $360,669, respectively, for the six months ended June 30, 2006.

The Investment Adviser has agreed to cap European Equity and S&P 500 Index's operating expenses (except for distribution fees) by assuming the Portfolio's "other expenses" and/or waiving the Portfolio's advisory fees, and Morgan Stanley Services Inc. (the "Administrator") has agreed to waive the Portfolio's administrative fees, to the extent such operating expenses exceed 1.00% and 0.40%, respectively, of the average daily net assets of the Portfolio on an annualized basis.

Pursuant to an Administration Agreement with the Administrator, an affiliate of the Investment Adviser and Sub-Adviser, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to the Portfolio's daily net assets.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser, Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/prepayments/maturities of portfolio securities, excluding short-term investments (except Money Market), for the six months ended June 30, 2006 were as follows:

                            U.S. GOVERNMENT SECURITIES                     OTHER
                         --------------------------------   -----------------------------------
                                       SALES/PREPAYMENTS/                    SALES/PREPAYMENTS/
                          PURCHASES        MATURITIES          PURCHASES         MATURITIES
                         -----------   ------------------   --------------   ------------------
Money Market             $10,693,039       $10,713,413      $1,719,446,428     $1,712,508,000
Limited Duration           6,064,445        12,387,740          25,432,157         31,024,767
Income Plus               10,088,774        20,463,374          42,538,118         87,697,364
High Yield                        --                --           8,000,762         14,914,888
Utilities                    353,994           210,664          16,998,675         38,133,271
Income Builder                    --                --          12,171,430         17,542,830
Dividend Growth                   --                --         318,577,450        407,189,043
Global Dividend Growth            --                --          38,479,545         69,593,316
European Equity                   --                --          35,352,656         56,081,938
Equity                            --                --         476,102,299        553,040,693
S&P 500 Index                     --                --           5,542,303         24,933,535
Global Advantage                  --                --          24,861,750         28,324,144
Aggressive Equity                 --                --          24,265,355         26,577,794
Strategist                17,685,666        29,188,714          39,197,902        100,788,737

The following Portfolios had transactions with the following affiliates of the
Fund:

                                                                     NET REALIZED
PORTFOLIO                 ISSUER           PURCHASES      SALES          GAINS       INCOME       VALUE
----------------   --------------------   ----------   -----------   ------------   --------   -----------
Limited Duration   Allstate Corp. (The)           --            --            --    $  7,597   $   574,901
                   MetLife, Inc.                  --            --            --      18,764       846,559
Income Builder     MetLife, Inc.                  --            --            --      35,063     1,213,080
Dividend Growth    Citigroup Inc.*        $4,394,335   $12,052,633    $3,180,713     288,227    13,999,682
                   MetLife, Inc.           7,665,538            --            --          --     7,609,806
S&P 500 Index      Allstate Corp. (The)           --        81,633        21,943      10,539       778,753
                   MetLife, Inc.                  --        69,783        12,764          --       870,007
                   Morgan Stanley                 --       131,620           584      13,933     1,516,155
                   Citigroup Inc.*                --       544,747        17,454     115,299     5,370,414
Global Advantage   MetLife, Inc.                  --       308,114        25,162          --            --
Strategist         Allstate Corp. (The)           --            --            --      45,724     3,574,964

----------

*    CITIGROUP INC. IS AN AFFILIATE OF DIVIDEND GROWTH AND S&P 500 INDEX ONLY.

The following Portfolios had transactions with other Morgan Stanley funds during the six months ended June 30, 2006:

                                                NET REALIZED
                     PURCHASES       SALES     GAINS (LOSSES)
                    -----------   ----------   --------------
Utilities                    --   $  209,061     $   71,817
Dividend Growth     $   486,682      168,436        (44,064)
European Equity              --       29,052          5,687
Equity               12,590,085    6,606,124      2,012,189
Global Advantage        144,035      142,080         45,195
Aggressive Equity            --      947,603        239,736

For the six months ended June 30, 2006, Dividend Growth, Utilities and Strategist had open payables of $623,782, $232,780 and $5,513,862, respectively, and Dividend Growth, Utilities and Strategist had open receivables of $2,849,777, $100,908 and $948,560, respectively, with Morgan Stanley & Co., an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor.

For the six months ended June 30, 2006, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio:

            DIVIDEND                GLOBAL    AGGRESSIVE
UTILITIES    GROWTH     EQUITY    ADVANTAGE     EQUITY     STRATEGIST
---------   --------   --------   ---------   ----------   ----------
$32,087     $120,855   $100,306     $3,056       $387        $57,026
=======     ========   ========     ======       ====        =======

Morgan Stanley Trust, an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

Aggregate pension costs for the six months ended June 30, 2006, included in Trustees' fees and expenses in the Statements of Operations and the accrued pension liability included in accrued expenses in the Statements of Assets and Liabilities are as follows:

                             AGGREGATE PENSION COSTS

 MONEY    LIMITED                  HIGH                INCOME   DIVIDEND
MARKET   DURATION   INCOME PLUS   YIELD   UTILITIES   BUILDER    GROWTH
------   --------   -----------   -----   ---------   -------   --------
 $238      $156         $400       $74       $161       $46       $780
 ====      ====         ====       ===       ====       ===       ====

 GLOBAL
DIVIDEND   EUROPEAN            S&P 500     GLOBAL    AGGRESSIVE
 GROWTH     EQUITY    EQUITY    INDEX    ADVANTAGE     EQUITY     STRATEGIST
--------   --------   ------   -------   ---------   ----------   ----------
  $226       $185      $576      $228       $29          $56         $300
  ====       ====      ====      ====       ===          ===         ====

                            ACCRUED PENSION LIABILITY

  MONEY     LIMITED                  HIGH                 INCOME   DIVIDEND
 MARKET    DURATION   INCOME PLUS    YIELD   UTILITIES   BUILDER    GROWTH
--------   --------   -----------   ------   ---------   -------   --------
$11,939      $143        $7,613     $3,911     $6,037     $1,027    $11,485
=======      ====        ======     ======     ======     ======    =======

 GLOBAL
DIVIDEND   EUROPEAN            S&P 500     GLOBAL    AGGRESSIVE
 GROWTH     EQUITY    EQUITY    INDEX    ADVANTAGE     EQUITY     STRATEGIST
--------   --------   ------   -------   ---------   ----------   ----------
 $1,401     $1,774    $6,930     $319       $513        $997        $8,724
 ======     ======    ======     ====       ====        ====        ======

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. FEDERAL INCOME TAX STATUS

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2005, the following Portfolios had a net capital loss carryforward which may be used to offset future capital gains to the extent provided by regulations:

                                                       AMOUNTS IN THOUSANDS
                    ------------------------------------------------------------------------------------------
AVAILABLE THROUGH
DECEMBER 31,         2006      2007      2008       2009       2010       2011      2012      2013      TOTAL
-----------------   ------   -------   --------   --------   --------   -------   -------   -------   --------
Limited Duration        --        --         --         --   $    328   $ 1,546   $ 4,026   $ 1,267   $  7,167
Income Plus             --        --         --         --     19,976        --        --        --     19,976
High Yield          $2,735   $10,786   $  7,524   $ 47,273     63,495    81,458    24,098    15,755    253,124
Utilities               --        --         --                 2,047        --        --        --      2,047
Income Builder          --        --         --                    12       521        --        --        533
Dividend Growth         --        --    107,340     55,108    134,941    48,222        --        --    345,611
European Equity         --        --         --      1,854     22,575    12,853        --        --     37,282
Equity                  --        --         --    372,446    130,806        --        --        --    503,252
S&P 500 Index           --        --         --      6,878     14,114        --     3,450     9,717     34,159
Global Advantage        --        --         --      8,263     14,172        --        --        --     22,435
Aggressive Equity       --        --         --     32,235     13,085        --        --        --     45,320

At December 31, 2005, the primary reason(s) for significant temporary book/tax differences were as follows:

                           TEMPORARY DIFFERENCES
                         ------------------------
                          POST-         LOSS
                         OCTOBER   DEFERRALS FROM
                          LOSSES     WASH SALES
                         -------   --------------
Limited Duration            X
Income Plus                 X             X
High Yield                  X             X
Utilities                                 X
Income Builder                            X
Dividend Growth                           X
Global Dividend Growth      X             X
European Equity                           X
S&P 500 Index               X             X
Global Advantage            X             X
Aggressive Equity                         X
Strategist                                X

Additionally, the following Portfolios had other temporary differences: Global Advantage -- income from the mark-to market of forward foreign currency contracts; Global Dividend Growth and European Equity -- foreign tax credit pass-through; Limited Duration, Income Plus, S&P 500 Index and Strategist -- capital gain/loss from mark-to-market of futures contracts; High Yield -- income on bonds in default; Income Plus and Strategist -- capital loss deferrals on straddles. The following Portfolios had temporary and permanent differences attributable to book amortization of premiums/discounts on debt securities: Limited Duration, Income Plus, High Yield, Utilities, Income Builder and Strategist.

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

All of the Portfolios (except for Money Market, Income Plus, and S&P 500 Index) may enter into forward contracts to facilitate settlement of foreign currency denominated foreign securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The respective Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these forward contracts from the potential inability of the counterparties to meet the terms of their contracts.

All Portfolios (except Money Market, High Yield, Income Builder, Dividend Growth and Equity) may invest in futures contracts. Futures contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The respective Portfolios bear the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these futures contracts from the potential inability of the counterparties to meet the terms of their contracts.

At June 30, 2006, European Equity's investments in securities of issuers in the United Kingdom and France represented 31.0% and 13.2%, respectively, of the Portfolio's net assets. These investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

At June 30, 2006, Global Dividend Growth and European Equity cash balances consisted principally of interest bearing deposits with J.P. Morgan Chase Bank, the custodian of each Portfolio.

7. PORTFOLIO LIQUIDATION

On June 16, 2006, the shareholders of the Information Portfolio approved its liquidation. On June 23, 2006, the Portfolio was liquidated and the value of the Portfolio's shares were transferred to the Money Market Portfolio.

8. NEW ACCOUNTING PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 during 2007 and the impact to the Fund's financial statements, if any, is currently being assessed.

Morgan Stanley Variable Investment Series

FINANCIAL HIGHLIGHTS



                   NET ASSET
      YEAR           VALUE          NET        NET REALIZED    TOTAL FROM     DIVIDENDS
     ENDED         BEGINNING    INVESTMENT    AND UNREALIZED   INVESTMENT        TO
  DECEMBER 31,     OF PERIOD      INCOME*       GAIN (LOSS)    OPERATIONS   SHAREHOLDERS
----------------   ---------   ------------   --------------   ----------   ------------
MONEY MARKET
CLASS X SHARES
2001                 $ 1.00       $0.039              --         $0.039      $(0.039)**
2002                   1.00        0.013              --          0.013       (0.013)**
2003                   1.00        0.007              --          0.007       (0.007)**
2004                   1.00        0.009              --          0.009       (0.009)**
2005                   1.00        0.030              --          0.030       (0.030)
2006(a)                1.00        0.020              --          0.020       (0.020)
CLASS Y SHARES
2001                   1.00        0.036              --          0.036       (0.036)**
2002                   1.00        0.011              --          0.011       (0.011)**
2003                   1.00        0.004              --          0.004       (0.004)**
2004                   1.00        0.006              --          0.006       (0.006)**
2005                   1.00        0.030              --          0.030       (0.030)
2006(a)                1.00        0.020              --          0.020       (0.020)
LIMITED DURATION
CLASS X SHARES
2001                   9.96         0.40          $ 0.26           0.66        (0.45)
2002                  10.17         0.27            0.13           0.40        (0.36)
2003                  10.17         0.21            0.01           0.22        (0.38)
2004                  10.01         0.28           (0.14)          0.14        (0.41)
2005                   9.74         0.31           (0.13)          0.18        (0.38)
2006(a)                9.54         0.19           (0.06)          0.13        (0.22)
CLASS Y SHARES
2001                   9.95         0.35            0.28           0.63        (0.42)
2002                  10.16         0.24            0.14           0.38        (0.34)
2003                  10.16         0.18            0.02           0.20        (0.36)
2004                  10.00         0.25           (0.14)          0.11        (0.38)
2005                   9.73         0.28           (0.14)          0.14        (0.35)
2006(a)                9.52         0.17           (0.04)          0.13        (0.21)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                        RATIOS TO AVERAGE
                                                                                          NET ASSETS***
                                       TOTAL       NET ASSET             NET ASSETS   ---------------------
      YEAR         DISTRIBUTIONS     DIVIDENDS       VALUE                 END OF                    NET      PORTFOLIO
     ENDED               TO             AND          END OF     TOTAL      PERIOD                INVESTMENT    TURNOVER
  DECEMBER 31,      SHAREHOLDERS   DISTRIBUTIONS     PERIOD    RETURN+    (000'S)     EXPENSES     INCOME        RATE
----------------   -------------   -------------   ---------   -------   ----------   --------   ----------   ---------
MONEY MARKET
CLASS X SHARES
2001                       --         $(0.039)       $ 1.00    3.94%      $452,765    0.51%        3.69%        N/A
2002                       --          (0.013)         1.00    1.34        432,817    0.51         1.32         N/A
2003                       --          (0.007)         1.00    0.67        251,779    0.52         0.69         N/A
2004                       --          (0.009)         1.00    0.87        178,600    0.53         0.85         N/A
2005                       --          (0.030)         1.00    2.79        144,352    0.54         2.74         N/A
2006(a)                    --          (0.020)         1.00    2.13(1)     142,793    0.55(2)      4.23(2)      N/A
CLASS Y SHARES
2001                       --          (0.036)         1.00    3.68        105,952    0.76         3.44         N/A
2002                       --          (0.011)         1.00    1.08        133,506    0.76         1.07         N/A
2003                       --          (0.004)         1.00    0.42         93,808    0.77         0.44         N/A
2004                       --          (0.006)         1.00    0.62         89,917    0.78         0.60         N/A
2005                       --          (0.030)         1.00    2.53         97,936    0.79         2.49         N/A
2006(a)                    --          (0.020)         1.00    2.00(1)     109,367    0.80(2)      3.98(2)      N/A
LIMITED DURATION
CLASS X SHARES
2001                       --           (0.45)        10.17    6.72         25,858    0.61(3)#     3.84(3)      133%
2002                   $(0.04)          (0.40)        10.17    4.06         73,476    0.48         2.65          58
2003                       --           (0.38)        10.01    2.23         64,576    0.51         2.02         215
2004                       --           (0.41)         9.74    1.42         52,784    0.49         2.77         128
2005                       --           (0.38)         9.54    1.87         42,872    0.45         3.17          56
2006(a)                    --           (0.22)         9.45    1.36(1)      39,067    0.45(2)      3.94(2)       20(1)
CLASS Y SHARES
2001                       --           (0.42)        10.16    6.49         25,050    0.86(3)#     3.59(3)      133
2002                    (0.04)          (0.38)        10.16    3.81         72,800    0.73         2.40          58
2003                       --           (0.36)        10.00    1.98        125,616    0.76         1.77         215
2004                       --           (0.38)         9.73    1.17        125,764    0.74         2.52         128
2005                       --           (0.35)         9.52    1.51        126,020    0.70         2.92          56
2006(a)                    --           (0.21)         9.44    1.34(1)     121,307    0.70(2)      3.69(2)       20(1)



                 NET ASSET
      YEAR         VALUE           NET         NET REALIZED    TOTAL FROM     DIVIDENDS
     ENDED       BEGINNING     INVESTMENT     AND UNREALIZED   INVESTMENT        TO
 DECEMBER 31,    OF PERIOD   INCOME (LOSS)*     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS
--------------   ---------   --------------   --------------   ----------   ------------
INCOME PLUS
CLASS X SHARES
2001               $10.22         $0.61           $ 0.34          $0.95        $(0.62)
2002                10.55          0.58            (0.02)          0.56         (0.64)
2003                10.47          0.56             0.30           0.86         (0.60)
2004                10.73          0.55            (0.01)          0.54         (0.59)
2005                10.68          0.51            (0.15)          0.36         (0.55)
2006 (a)            10.49          0.25            (0.34)         (0.09)        (0.27)
CLASS Y SHARES
2001                10.21          0.57             0.36           0.93         (0.60)
2002                10.54          0.54            (0.01)          0.53         (0.61)
2003                10.46          0.54             0.29           0.83         (0.58)
2004                10.71          0.52             0.01           0.53         (0.57)
2005                10.67          0.48            (0.16)          0.32         (0.52)
2006 (a)            10.47          0.24            (0.34)         (0.10)        (0.26)
HIGH YIELD
CLASS X SHARES
2001                2.43           0.33            (1.09)         (0.76)        (0.34)
2002                1.33           0.26            (0.34)         (0.08)        (0.22)
2003                1.03           0.16             0.10           0.26         (0.11)
2004                1.18           0.09             0.02           0.11         (0.09)
2005                1.20           0.08            (0.06)          0.02         (0.08)
2006 (a)            1.14           0.04            (0.01)          0.03         (0.04)
CLASS Y SHARES
2001                2.43           0.32            (1.08)         (0.76)        (0.34)
2002                1.33           0.24            (0.32)         (0.08)        (0.22)
2003                1.03           0.15             0.11           0.26         (0.11)
2004                1.18           0.09             0.02           0.11         (0.09)
2005                1.20           0.08            (0.06)          0.02         (0.08)
2006 (a)            1.14           0.04            (0.01)          0.03         (0.04)

                        SEE NOTES TO FINANCIAL STATEMENTS


                                                                                         RATIOS TO AVERAGE
                                                                                            NET ASSETS***
                                     TOTAL       NET ASSET                NET ASSETS   ---------------------
      YEAR       DISTRIBUTIONS     DIVIDENDS       VALUE                    END OF                   NET       PORTFOLIO
     ENDED             TO             AND          END OF       TOTAL       PERIOD                INVESTMENT    TURNOVER
 DECEMBER 31,     SHAREHOLDERS   DISTRIBUTIONS     PERIOD      RETURN+     (000'S)     EXPENSES     INCOME        RATE
--------------   -------------   -------------   ---------   ----------   ---------    --------   ----------   ---------
INCOME PLUS
CLASS X SHARES
2001                   --           $(0.62)        $10.55       9.57%      $452,757     0.53%       5.82%       150%
2002                   --            (0.64)         10.47       5.51        423,685     0.52        5.57        106
2003                   --            (0.60)         10.73       8.45        363,555     0.53        5.30         72
2004                   --            (0.59)         10.68       5.23        296,246     0.54        5.18         28
2005                   --            (0.55)         10.49       3.33        235,256     0.54        4.80         57
2006 (a)               --            (0.27)         10.13      (0.78)(1)    195,124     0.55(2)     4.91(2)      15(1)
CLASS Y SHARES
2001                   --            (0.60)         10.54       9.33         54,115     0.78        5.57        150
2002                   --            (0.61)         10.46       5.26        102,262     0.77        5.32        106
2003                   --            (0.58)         10.71       8.09        140,629     0.78        5.05         72
2004                   --            (0.57)         10.67       5.07        176,054     0.79        4.93         28
2005                   --            (0.52)         10.47       3.08        197,968     0.79        4.55         57
2006 (a)               --            (0.26)         10.11      (1.00)(1)    202,562     0.80(2)     4.66(2)      15(1)
HIGH YIELD
CLASS X SHARES
2001                   --            (0.34)         1.33      (33.75)        64,470     0.59       17.33         81
2002                   --            (0.22)         1.03       (7.14)        45,503     0.73       21.71         48
2003                   --            (0.11)         1.18       27.73         56,162     0.70       14.09         59
2004                   --            (0.09)         1.20        9.84         48,990     0.66        7.60         55
2005                   --            (0.08)         1.14        2.18         35,226     0.87        6.81         48
2006 (a)               --            (0.04)         1.13        2.70(1)      29,956     0.91(2)     6.70(2)      13(1)
CLASS Y SHARES
2001                   --            (0.34)         1.33      (33.92)         6,163     0.84       17.08         81
2002                   --            (0.22)         1.03       (7.36)        10,797     0.98       21.46         48
2003                   --            (0.11)         1.18       27.43         35,306     0.95       13.84         59
2004                   --            (0.09)         1.20        9.56         39,547     0.91        7.35         55
2005                   --            (0.08)         1.14        1.92         35,551     1.12        6.56         48
2006 (a)               --            (0.04)         1.13        2.57(1)      32,038     1.16(2)     6.45(2)      13(1)


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
                                NET ASSET
                                  VALUE           NET         NET REALIZED    TOTAL FROM     DIVIDENDS
                                BEGINNING     INVESTMENT     AND UNREALIZED   INVESTMENT        TO
   YEAR ENDED DECEMBER 31,      OF PERIOD   INCOME (LOSS)*     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS
-----------------------------   ---------   --------------   --------------   ----------   ------------
UTILITIES
CLASS X SHARES
2001                              $21.69         $0.39           $(5.74)        $(5.35)       $(0.41)
2002                               14.73          0.37            (3.72)         (3.35)        (0.38)
2003                               11.00          0.34             1.54           1.88         (0.35)
2004                               12.53          0.34             2.21           2.55         (0.35)
2005                               14.73          0.37             1.77           2.14         (0.37)
2006 (a)                           16.50          0.18             0.58           0.76         (0.19)
CLASS Y SHARES
2001                               21.68          0.35            (5.74)         (5.39)        (0.37)
2002                               14.72          0.34            (3.72)         (3.38)        (0.35)
2003                               10.99          0.31             1.55           1.86         (0.32)
2004                               12.53          0.31             2.20           2.51         (0.32)
2005                               14.72          0.33             1.77           2.10         (0.33)
2006 (a)                           16.49          0.16             0.58           0.74         (0.17)
INCOME BUILDER
CLASS X SHARES
2001                               10.86          0.47            (0.22)          0.25         (0.48)
2002                               10.61          0.42            (1.22)         (0.80)        (0.42)
2003                                9.38          0.32             1.60           1.92         (0.32)
2004                               10.98          0.34             0.84           1.18         (0.42)
2005                               11.74          0.29             0.52           0.81         (0.33)
2006 (a)                           12.22          0.16             0.17           0.33         (0.17)
CLASS Y SHARES
2001                               10.85          0.42            (0.19)          0.23         (0.46)
2002                               10.60          0.39            (1.22)         (0.83)        (0.40)
2003                                9.36          0.31             1.58           1.89         (0.30)
2004                               10.95          0.32             0.83           1.15         (0.39)
2005                               11.71          0.26             0.53           0.79         (0.30)
2006 (a)                           12.20          0.14             0.18           0.32         (0.16)

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
                                                                                                     RATIOS TO AVERAGE
                                                                                                       NET ASSETS***
                                                    TOTAL       NET ASSET             NET ASSETS   ---------------------
                                DISTRIBUTIONS     DIVIDENDS       VALUE                 END OF                    NET      PORTFOLIO
                                      TO             AND          END OF     TOTAL      PERIOD                INVESTMENT    TURNOVER
   YEAR ENDED DECEMBER 31,       SHAREHOLDERS   DISTRIBUTIONS     PERIOD    RETURN+     (000'S)    EXPENSES     INCOME       RATE
-----------------------------   -------------   -------------   ---------   -------   ----------   --------   ----------   ---------
UTILITIES
CLASS X SHARES
2001                              $(1.20)          $(1.61)       $14.73     (25.75)%   $327,749     0.67%       2.19%        32%
2002                                  --            (0.38)        11.00     (22.87)     189,936     0.68        2.99         51
2003                                  --            (0.35)        12.53      17.34      175,191     0.70        2.94         35
2004                                  --            (0.35)        14.73      20.66      168,148     0.69        2.59         13
2005                                  --            (0.37)        16.50      14.62      154,413     0.70        2.31         29
2006 (a)                              --            (0.19)        17.07       4.61(1)   139,811     0.71(2)     2.15(2)      10(1)
CLASS Y SHARES
2001                               (1.20)           (1.57)        14.72     (25.98)      24,550     0.92        1.94         32
2002                                  --            (0.35)        10.99     (23.08)      20,157     0.93        2.74         51
2003                                  --            (0.32)        12.53      17.17       25,933     0.95        2.69         35
2004                                  --            (0.32)        14.72      20.28       30,289     0.94        2.34         13
2005                                  --            (0.33)        16.49      14.35       33,068     0.95        2.06         29
2006 (a)                              --            (0.17)        17.06       4.48(1)    32,000     0.96(2)     1.90(2)      10(1)
INCOME BUILDER
CLASS X SHARES
2001                               (0.02)+++        (0.50)        10.61       2.30       63,060     0.81        4.34         45
2002                               (0.01)+++        (0.43)         9.38      (7.64)      49,505     0.80        4.20         75
2003                                  --            (0.32)        10.98      20.84       51,890     0.84        3.26         62
2004                                  --            (0.42)        11.74      10.96       49,126     0.82        3.07         38
2005                                  --            (0.33)        12.22       6.96       39,562     0.84        2.47         27
2006 (a)                                            (0.17)        12.38       2.72(1)    36,286     0.84(2)     2.52(2)      15(1)
CLASS Y SHARES
2001                               (0.02)+++        (0.48)        10.60       2.10        7,147     1.06        3.88         45
2002                               (0.01)+++        (0.41)         9.36      (7.96)      13,930     1.05        3.95         75
2003                                  --            (0.30)        10.95      20.51       42,443     1.09        3.04         62
2004                                  --            (0.39)        11.71      10.72       48,493     1.07        2.82         38
2005                                  --            (0.30)        12.20       6.71       45,918     1.09        2.22         27
2006 (a)                                            (0.16)        12.36       2.68(1)    44,207     1.09(2)     2.27(2)      15(1)



                         NET ASSET
         YEAR              VALUE           NET         NET REALIZED    TOTAL FROM     DIVIDENDS
         ENDED           BEGINNING     INVESTMENT     AND UNREALIZED   INVESTMENT        TO
     DECEMBER 31,        OF PERIOD   INCOME (LOSS)*     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS
----------------------   ---------   --------------   --------------   ----------   ------------
DIVIDEND GROWTH
CLASS X SHARES
2001                       $14.50         $0.26           $(1.02)        $(0.76)       $(0.26)
2002                        13.48          0.25            (2.66)         (2.41)        (0.25)
2003                        10.82          0.22             2.76           2.98         (0.23)
2004                        13.57          0.22             0.92           1.14         (0.23)
2005                        14.48          0.19             0.61           0.80         (0.19)
2006 (a)                    15.09          0.12            (0.17)         (0.05)        (0.12)
CLASS Y SHARES
2001                        14.49          0.22            (1.01)         (0.79)        (0.23)
2002                        13.47          0.22            (2.66)         (2.44)        (0.22)
2003                        10.81          0.19             2.75           2.94         (0.20)
2004                        13.55          0.19             0.92           1.11         (0.20)
2005                        14.46          0.15             0.62           0.77         (0.16)
2006 (a)                    15.07          0.10            (0.17)         (0.07)        (0.10)
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
2001                        12.73          0.21            (1.00)         (0.79)        (0.33)
2002                        11.47          0.21            (1.62)         (1.41)        (0.19)
2003                         9.87          0.18             2.94           3.12         (0.22)
2004                        12.77          0.21             1.68           1.89         (0.20)
2005                        14.46          0.27             0.63           0.90         (0.24)
2006 (a)                    15.12          0.18             0.59           0.77         (0.33)
CLASS Y SHARES
2001                        12.71          0.15            (0.96)         (0.81)        (0.33)
2002                        11.43          0.18            (1.61)         (1.43)        (0.18)
2003                         9.82          0.15             2.91           3.06         (0.20)
2004                        12.68          0.18             1.66           1.84         (0.18)
2005                        14.34          0.23             0.64           0.87         (0.21)
2006 (a)                    15.00          0.16             0.58           0.74         (0.29)

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                                       160

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
                                                                                                  RATIOS TO AVERAGE
                                                                                                     NET ASSETS***
                                             TOTAL       NET ASSET                 NET ASSETS   ---------------------
         YEAR            DISTRIBUTIONS     DIVIDENDS       VALUE                     END OF                    NET      PORTFOLIO
         ENDED                 TO             AND          END OF     TOTAL          PERIOD                INVESTMENT    TURNOVER
     DECEMBER 31,         SHAREHOLDERS   DISTRIBUTIONS     PERIOD    RETURN+         (000'S)    EXPENSES     INCOME        RATE
----------------------   -------------   -------------   ---------   -----------   ----------   --------   ----------   ---------
DIVIDEND GROWTH
CLASS X SHARES
2001                            --          $(0.26)        $13.48      (5.20)%     $1,258,863    0.55%       1.86%        19%
2002                            --           (0.25)         10.82     (18.01)         819,935    0.57        1.98         21
2003                            --           (0.23)         13.57      27.89          865,039    0.59        1.92         42
2004                            --           (0.23)         14.48       8.46          737,801    0.58        1.60         43
2005                            --           (0.19)         15.09       5.61          582,259    0.57        1.30         38
2006 (a)                        --           (0.12)         14.92      (0.34)(1)      496,289    0.58(2)     1.53(2)      47(1)
CLASS Y SHARES
2001                            --           (0.23)         13.47      (5.42)          60,393    0.80        1.61         19
2002                            --           (0.22)         10.81     (18.23)          70,844    0.82        1.73         21
2003                            --           (0.20)         13.55      27.52          118,445    0.84        1.67         42
2004                            --           (0.20)         14.46       8.21          139,777    0.83        1.35         43
2005                            --           (0.16)         15.07       5.35          143,577    0.82        1.05         38
2006 (a)                        --           (0.10)         14.90      (0.47)(1)      132,613    0.83(2)     1.28(2)      47(1)
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
2001                        $(0.14)          (0.47)         11.47      (6.25)         285,158    0.80        1.76          9
2002                            --           (0.19)          9.87     (12.52)         201,022    0.81        1.96         17
2003                            --           (0.22)         12.77      32.07          221,971    0.82        1.73        103
2004                            --           (0.20)         14.46      14.93          213,836    0.81        1.58         21
2005                            --           (0.24)         15.12       6.34          181,475    0.82        1.88         20
2006 (a)                     (0.21)          (0.54)         15.35       5.10(1)       165,082    0.83(2)     2.24(2)      16(1)
CLASS Y SHARES
2001                         (0.14)          (0.47)         11.43      (6.44)          10,494    1.05        1.51          9
2002                            --           (0.18)          9.82     (12.72)          20,981    1.06        1.71         17
2003                            --           (0.20)         12.68      31.64           47,524    1.07        1.48        103
2004                            --           (0.18)         14.34      14.65           67,522    1.05        1.34         21
2005                            --           (0.21)         15.00       6.17           71,123    1.07        1.63         20
2006 (a)                     (0.21)          (0.50)         15.24       4.94(1)        68,666    1.08(2)     1.99(2)      16(1)


                                       161

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
                  NET ASSET
      YEAR          VALUE          NET          NET REALIZED    TOTAL FROM     DIVIDENDS
     ENDED        BEGINNING     INVESTMENT     AND UNREALIZED   INVESTMENT        TO
  DECEMBER 31,    OF PERIOD   INCOME (LOSS)*     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS
---------------   ---------   --------------   --------------   ----------   ------------
EUROPEAN EQUITY
CLASS X SHARES
2001                $25.37        $0.13            $(4.47)        $(4.34)       $(0.26)
2002                 16.71         0.12             (3.66)         (3.54)        (0.20)
2003                 12.97         0.17              3.57           3.74         (0.13)
2004                 16.58         0.21              1.88           2.09         (0.20)
2005                 18.47         0.30              1.28           1.58         (0.23)
2006 (a)             19.82         0.32              1.97           2.29         (0.39)
CLASS Y SHARES
2001                 25.33         0.05             (4.42)         (4.37)        (0.25)
2002                 16.65         0.08             (3.63)         (3.55)        (0.19)
2003                 12.91         0.13              3.56           3.69         (0.10)
2004                 16.50         0.16              1.88           2.04         (0.17)
2005                 18.37         0.25              1.26           1.51         (0.18)
2006 (a)             19.70         0.29              1.96           2.25         (0.34)
EQUITY
CLASS X SHARES
2001                 39.68         0.15            (10.12)        (9.97)         (0.16)
2002                 22.66         0.07             (4.87)         (4.80)        (0.08)
2003                 17.78         0.07              3.97           4.04         (0.07)
2004                 21.75         0.09              2.33           2.42         (0.10)
2005                 24.07           --              4.39           4.39            --
2006 (a)             28.46         0.01             (0.41)         (0.40)           --
CLASS Y SHARES
2001                 39.66         0.06            (10.09)        (10.03)        (0.10)
2002                 22.64         0.03             (4.89)         (4.86)        (0.03)
2003                 17.75         0.02              3.98           4.00         (0.03)
2004                 21.72         0.05              2.31           2.36         (0.05)
2005                 24.03        (0.06)             4.37           4.31            --
2006 (a)             28.34        (0.03)            (0.40)         (0.43)           --

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                                       162

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
                                                                                           RATIOS TO AVERAGE
                                                                                              NET ASSETS***
                                      TOTAL       NET ASSET                NET ASSETS   -----------------------
      YEAR        DISTRIBUTIONS     DIVIDENDS       VALUE                    END OF                     NET       PORTFOLIO
     ENDED             TO              AND         END OF        TOTAL       PERIOD                  INVESTMENT    TURNOVER
  DECEMBER 31,    SHAREHOLDERS    DISTRIBUTIONS    PERIOD       RETURN+     (000'S)     EXPENSES       INCOME       RATE
---------------   -------------   -------------   ---------   ----------   ----------   ----------   ----------   ---------
EUROPEAN EQUITY
CLASS X SHARES
2001                 $(4.06)         $(4.32)        $16.71    (17.76)%     $  316,196   1.02%          0.68%         82%
2002                     --           (0.20)         12.97    (21.36)         193,153   1.05           0.82          92
2003                     --           (0.13)         16.58     29.03          198,424   1.04           1.26          95
2004                     --           (0.20)         18.47     12.74          178,683   1.04           1.24         103
2005                     --           (0.23)         19.82      8.69          144,969   1.02(4)        1.60(4)       61
2006 (a)                 --           (0.39)         21.72     11.57(1)       139,081   1.00(2)(5)     2.98(5)       19(1)
CLASS Y SHARES
2001                  (4.06)          (4.31)         16.65    (17.92)          20,858   1.27           0.43          82
2002                     --           (0.19)         12.91    (21.53)          22,133   1.30           0.57          92
2003                     --           (0.10)         16.50     28.70           36,568   1.29           1.01          95
2004                     --           (0.17)         18.37     12.48           42,333   1.29           0.99         103
2005                     --           (0.18)         19.70      8.36           39,404   1.27(4)        1.35(4)       61
2006 (a)                 --           (0.34)         21.61     11.42(1)        41,100   1.25(2)(5)     2.73(5)       19(1)
EQUITY
CLASS X SHARES
2001                  (6.89)          (7.05)         22.66    (26.87)       1,022,335   0.51           0.55         329
2002                     --           (0.08)         17.78    (21.21)         622,133   0.51           0.36         223
2003                     --           (0.07)         21.75     22.80          616,027   0.52           0.38         210
2004                     --           (0.10)         24.07     11.14          537,086   0.53           0.41         137
2005                     --              --          28.46     18.16          485,662   0.53           0.02          72
2006 (a)                 --              --          28.06     (1.34)(1)      411,550   0.53(2)        0.06          85(1)
CLASS Y SHARES
2001                  (6.89)          (6.99)         22.64    (27.07)          61,110   0.76           0.30         329
2002                     --           (0.03)         17.75    (21.45)          64,829   0.76           0.11         223
2003                     --           (0.03)         21.72     22.55          100,400   0.77           0.13         210
2004                     --           (0.05)         24.03     10.86          115,741   0.78           0.16         137
2005                     --              --          28.34     17.89          123,803   0.78           (0.23)        72
2006 (a)                 --              --          27.91     (1.48)(1)      117,464   0.78(2)        (0.19)        85(1)

                   NET ASSET
      YEAR           VALUE         NET       NET REALIZED    TOTAL FROM     DIVIDENDS
     ENDED         BEGINNING   INVESTMENT   AND UNREALIZED   INVESTMENT        TO
  DECEMBER 31,     OF PERIOD     INCOME*      GAIN (LOSS)    OPERATIONS   SHAREHOLDERS
----------------   ---------   ----------   --------------   ----------   ------------
S&P 500 INDEX
CLASS X SHARES
2001                 $12.05       $0.10         $(1.57)        $(1.47)       $(0.10)
2002                  10.48        0.10          (2.45)         (2.35)        (0.09)
2003                   8.04        0.12           2.11           2.23         (0.10)
2004                  10.17        0.17           0.90           1.07         (0.10)
2005                  11.14        0.18           0.33           0.51         (0.19)
2006(a)               11.46        0.10           0.20           0.30         (0.20)
CLASS Y SHARES
2001                  12.04        0.08          (1.58)         (1.50)        (0.10)
2002                  10.44        0.08          (2.44)         (2.36)        (0.08)
2003                   8.00        0.09           2.10           2.19         (0.08)
2004                  10.11        0.15           0.88           1.03         (0.08)
2005                  11.06        0.15           0.33           0.48         (0.16)
2006(a)               11.38        0.08           0.20           0.28         (0.17)
GLOBAL ADVANTAGE
CLASS X SHARES
2001                  10.18         0.05         (2.36)         (2.31)        (0.06)
2002                   7.17         0.05         (1.53)         (1.48)        (0.06)
2003                   5.63         0.05          1.69           1.74         (0.07)
2004                   7.30         0.06          0.85           0.91         (0.03)
2005                   8.18         0.09          0.46           0.55         (0.02)
2006(a)                8.71         0.05          0.22           0.27         (0.07)
CLASS Y SHARES
2001                  10.16         0.02         (2.35)         (2.33)        (0.05)
2002                   7.14         0.03         (1.52)         (1.49)        (0.04)
2003                   5.61         0.04          1.68           1.71         (0.05)
2004                   7.27         0.04          0.85           0.89         (0.02)
2005                   8.14         0.07          0.45           0.52            --
2006(a)                8.66         0.04          0.22           0.26         (0.05)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                         RATIOS TO AVERAGE
                                                                                           NET ASSETS***
                                       TOTAL       NET ASSET              NET ASSETS   ---------------------
      YEAR         DISTRIBUTIONS     DIVIDENDS       VALUE                  END OF                   NET       PORTFOLIO
     ENDED              TO              AND          END OF      TOTAL      PERIOD                INVESTMENT    TURNOVER
  DECEMBER 31,      SHAREHOLDERS   DISTRIBUTIONS     PERIOD     RETURN+     (000'S)    EXPENSES     INCOME       RATE
----------------   -------------   -------------   ---------   --------   ----------   --------   ----------   ---------
S&P 500 INDEX
CLASS X SHARES
2001                      --          $(0.10)        $10.48    (12.23)%    $165,465     0.46%       0.95%          4%
2002                      --           (0.09)          8.04    (22.48)      110,789     0.46        1.15           5
2003                      --           (0.10)         10.17     27.85       135,767     0.46        1.31           0
2004                      --           (0.10)         11.14     10.59       130,944     0.33        1.69           4
2005                      --           (0.19)         11.46      4.64       103,899     0.28        1.59           5
2006(a)                   --           (0.20)         11.56      2.60(1)     90,181     0.27(2)     1.66(2)        2(1)
CLASS Y SHARES
2001                      --           (0.10)         10.44    (12.53)       46,134     0.71        0.70           4
2002                      --           (0.08)          8.00    (22.67)       62,977     0.71        0.90           5
2003                      --           (0.08)         10.11     27.54       133,144     0.71        1.06           0
2004                      --           (0.08)         11.06     10.29       166,085     0.58        1.44           4
2005                      --           (0.16)         11.38      4.43       172,544     0.53        1.34           5
2006(a)                   --           (0.17)         11.49      2.46(1)    171,682     0.52(2)     1.41(2)        2(1)
GLOBAL ADVANTAGE
CLASS X SHARES
2001                  $(0.64)          (0.70)         7.17     (23.33)       40,084     0.75        0.55          47
2002                      --           (0.06)         5.63     (20.81)       22,866     0.80        0.72         119
2003                      --           (0.07)         7.30      31.12        25,598     0.93        0.87          98
2004                      --           (0.03)         8.18      12.54        23,620     0.84        0.79         111
2005                      --           (0.02)         8.71       6.80        19,227     0.92        1.09          89
2006(a)                   --           (0.07)         8.91       3.15(1)     17,058     0.97(2)     1.02(2)       88(1)
CLASS Y SHARES
2001                   (0.64)          (0.69)         7.14     (23.53)        5,869     1.00        0.30          47
2002                      --           (0.04)         5.61     (20.94)        5,229     1.05        0.47         119
2003                      --           (0.05)         7.27      30.75         9,308     1.18        0.62          98
2004                      --           (0.02)         8.14      12.29        11,032     1.09        0.54         111
2005                      --              --          8.66       6.44        10,618     1.17        0.84          89
2006(a)                   --           (0.05)         8.87       3.02(1)     10,188     1.22(2)     0.77(2)       88(1)



                    NET ASSET
      YEAR            VALUE           NET         NET REALIZED    TOTAL FROM    DIVIDENDS
      ENDED         BEGINNING     INVESTMENT     AND UNREALIZED   INVESTMENT        TO
   DECEMBER 31,     OF PERIOD   INCOME (LOSS)*     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS
-----------------   ---------   --------------   --------------   ----------   ------------
AGGRESSIVE EQUITY
CLASS X SHARES
2001                  $14.31        $ 0.02          $(4.09)         $(4.07)      $(0.04)
2002                   10.20          0.01           (2.31)          (2.30)       (0.03)
2003                    7.87          0.01            2.04            2.05         0.00##
2004                    9.92         (0.02)           1.28            1.26         0.00###
2005                   11.18         (0.03)           2.62            2.59           --
2006 (a)               13.77         (0.02)           0.35            0.33           --
CLASS Y SHARES
2001                   14.29         (0.01)          (4.08)          (4.09)       (0.03)
2002                   10.17         (0.01)          (2.31)          (2.32)       (0.01)
2003                    7.84         (0.01)           2.03            2.02           --
2004                    9.86         (0.04)           1.27            1.23           --
2005                   11.09         (0.06)           2.58            2.52           --
2006 (a)               13.61         (0.04)           0.36            0.32           --
STRATEGIST
CLASS X SHARES
2001                   16.66          0.38           (2.05)          (1.67)       (0.39)
2002                   13.94          0.19           (1.56)          (1.37)       (0.21)
2003                   12.36          0.18            3.03            3.21        (0.23)
2004                   15.34          0.28            1.30            1.58        (0.32)++++
2005                   16.60          0.30            0.96            1.26        (0.32)
2006 (a)               16.05          0.19            0.69            0.88        (0.20)
CLASS Y SHARES
2001                   16.65          0.32           (2.03)          (1.71)       (0.35)
2002                   13.93          0.16           (1.56)          (1.40)       (0.18)
2003                   12.35          0.14            3.03            3.17        (0.20)
2004                   15.32          0.24            1.30            1.54        (0.28)++++
2005                   16.58          0.26            0.96            1.22        (0.28)
2006 (a)               16.03          0.17            0.69            0.86        (0.18)

----------
(a)  FOR SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED).

* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

**   INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.

*** REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

+++  DISTRIBUTION FROM PAID-IN-CAPITAL.

++++ INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.002.

#    DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.06%.

##   DISTRIBUTION OF INVESTMENT INCOME OF LESS THAN $0.001.

###  DISTRIBUTION OF INVESTMENT INCOME OF $0.001.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                            RATIOS TO AVERAGE
                                                                                               NET ASSETS***
                                        TOTAL       NET ASSET               NET ASSETS   ------------------------
      YEAR          DISTRIBUTIONS     DIVIDENDS       VALUE                   END OF                    NET        PORTFOLIO
      ENDED              TO              AND          END OF     TOTAL        PERIOD                 INVESTMENT     TURNOVER
   DECEMBER 31,      SHAREHOLDERS   DISTRIBUTIONS     PERIOD    RETURN+       (000'S)    EXPENSES   INCOME (LOSS)    RATE
-----------------   -------------   -------------   ---------   -------     ----------   --------   -------------  ---------
AGGRESSIVE EQUITY
CLASS X SHARES
2001                       --          $(0.04)       $10.20      (28.46)%    $ 69,418     0.84%         0.21%        409%
2002                       --           (0.03)         7.87      (22.60)       39,724     0.84          0.07         268
2003                       --              --          9.92       26.06        42,363     0.87          0.10         195
2004                       --              --         11.18       12.71        38,347     0.85         (0.16)        185
2005                       --              --         13.77       23.17        37,130     0.86         (0.29)         85
2006 (a)                   --              --         14.10        2.40(1)     33,775     0.87(2)      (0.30)(2)      36(1)
CLASS Y SHARES
2001                       --           (0.03)        10.17      (28.61)       18,652     1.09         (0.04)        409
2002                       --           (0.01)         7.84      (22.83)       17,575     1.09         (0.18)        268
2003                       --              --          9.86       25.77        26,519     1.12         (0.15)        195
2004                       --              --         11.09       12.47        27,793     1.10         (0.41)        185
2005                       --              --         13.61       22.72        30,283     1.11         (0.54)         85
2006 (a)                   --              --         13.93        2.35(1)     32,020     1.12(2)      (0.55)(2)      36(1)
STRATEGIST
CLASS X SHARES
2001                   $(0.66)          (1.05)        13.94      (10.18)     $522,655     0.52          2.53         124
2002                       --           (0.21)        12.36       (9.89)      372,254     0.52          1.47         124
2003                       --           (0.23)        15.34       26.24       388,356     0.52          1.31          93
2004                       --           (0.32)        16.60       10.37       345,215     0.53          1.79          55
2005                    (1.49)          (1.81)        16.05        8.32       289,876     0.54          1.84          46
2006 (a)                (1.35)          (1.55)        15.38        5.49(1)    267,136     0.55(2)       2.30(2)       17(1)
CLASS Y SHARES
2001                    (0.66)          (1.01)        13.93      (10.40)       47,886     0.77          2.28         124
2002                       --           (0.18)        12.35      (10.11)       57,651     0.77          1.22         124
2003                       --           (0.20)        15.32       25.88        89,935     0.77          1.06          93
2004                       --           (0.28)        16.58       10.12        99,165     0.78          1.54          55
2005                    (1.49)          (1.77)        16.03        8.06        98,066     0.79          1.59          46
2006 (a)                (1.35)          (1.53)        15.36        5.36(1)     98,824     0.80(2)       2.05(2)       17(1)

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) IF THE INVESTMENT ADVISER HAD NOT "CAPPED" ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) FOR LIMITED DURATION, AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JUNE 1, 2001 THROUGH DECEMBER 31, 2001, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.65% AND 3.80%, RESPECTIVELY, FOR CLASS X SHARES AND 0.90% AND 3.55%, RESPECTIVELY, FOR CLASS Y SHARES.

(4) IF THE INVESTMENT ADVISER HAD NOT "CAPPED" ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) FOR EUROPEAN EQUITY, AT 1.0% OF ITS DAILY NET ASSETS FOR THE PERIOD JUNE 1, 2005 THROUGH DECEMBER 31, 2005, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.06% AND 1.56%, RESPECTIVELY, FOR CLASS X SHARES AND 1.31% AND 1.31%, RESPECTIVELY, FOR CLASS Y SHARES.

(5) IF THE INVESTMENT ADVISER HAD NOT "CAPPED" ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) FOR EUROPEAN EQUITY, AT 1.0% OF ITS DAILY NET ASSETS FOR THE SIX MONTHS ENDED JUNE 30, 2006, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.08% AND 2.90%, RESPECTIVELY, FOR CLASS X SHARES AND 1.33% AND 2.65%, RESPECTIVELY, FOR CLASS Y SHARES.

                                    Trustees

Michael Bozic                                              Dr. Manuel H. Johnson
Charles A. Fiumefreddo                                          Joseph J. Kearns
Edwin J. Garn                                                  Michael E. Nugent
Wayne E. Hedien                                                      Fergus Reid
James F. Higgins

                                    Officers

                                Michael E. Nugent
                              CHAIRMAN OF THE BOARD

                                Ronald E. Robison
                                  PRESIDENT AND
                           PRINCIPAL EXECUTIVE OFFICER

                                J. David Germany
                                 VICE PRESIDENT

                                 Dennis F. Shea
                                 VICE PRESIDENT

                                   Barry Fink
                                 VICE PRESIDENT

                                 Amy R. Doberman
                                 VICE PRESIDENT

                                  Carsten Otto
                            CHIEF COMPLIANCE OFFICER

                              Stefanie V. Chang Yu
                                 VICE PRESIDENT

                                Francis J. Smith
                      TREASURER AND CHIEF FINANCIAL OFFICER

                                 Mary E. Mullin
                                    SecRETARY

                                         Independent Registered Public
            Transfer Agent                      Accounting Firm
         Morgan Stanley Trust                 Deloitte & Touche LLP
Harborside Financial Center, Plaza Two     Two World Financial Center
     Jersey City, New Jersey 07311          New York, New York 10281

                               Investment Adviser

                     Morgan Stanley Investment Advisors Inc.
                           1221 Avenue of the Americas
                            New York, New York 10020

                                   Sub-Adviser
                  (Global Dividend Growth and European Equity)

                  Morgan Stanley Investment Management Limited
                          25 Cabot Square, Canary Wharf
                         London, United Kingdom E14 4QA

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

                                     #40113A

                               RA06-00731P-Y06/06

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics -- Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Investment Series


/s/ Ronald E. Robison
-------------------------------------
Ronald E. Robison
Principal Executive Officer
August 10, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


/s/ Ronald E. Robison
-------------------------------------
Ronald E. Robison
Principal Executive Officer
August 10, 2006


/s/ Francis Smith
-------------------------------------
Francis Smith
Principal Financial Officer
August 10, 2006